Exhibit 10(o)
                         United States Bankruptcy Court
                               District of Alaska
In re:               )
                     )
YUTE AIR ALASKA,     )
                     )    Case No. A 99-00050-DMD
     Debtors.        )
                     )    ORDER APPROVING SALE OF ASSETS
                     )    FREE AND CLEAR OF LIENS AND CLAIMS
----------------     )

         This matter came on for hearing on the Trustee's Motion to Sell Core Assets of Debtor to Flight International Free and Clear of all Liens or Claims; the Trustee having given Notice of the Motion to the Official Service List and the Matrix; the Court having reviewed the Motion and Notice and having considered the papers and pleadings on file in this case; appearances having been made as indicated on the record; the Court, having heard the statements of counsel in support of the Motion at a hearing before the Court; all objections filed therein being overruled; and the Court finding that (i) the Court has jurisdiction over this matter pursuant to 28 U.S.C. s.s.157 and 1334 and this is a core proceeding pursuant to 28 U.S.C. s.s.157(b)(2), and (ii) the legal and factual basis set forth in the Motion and presented at the Hearing on February 22, 2000 establish good cause for the relief herein granted.

THE COURT FINDS THAT:

         A. The Notice given to all parties appearing to have an interest in any properties and assets which are the subject of the Motion ("Properties") and to parties on the official service list and matrix, and the opportunity for a hearing on the Motion was adequate and appropriate with respect to all parties affected by the Motion and the relief requested therein pursuant to applicable provisions of (i) orders entered in this case, (ii) the local bankruptcy rules
(iii) the Bankruptcy Code, and (iv) the Bankruptcy Rules;

         B. Any objections filed to the Motion were overruled;

         C. The terms of the sale and the prices obtained for the Properties hereafter described, are fair, reasonable and equitable;

         D. No objections in the form of counterbids for either all of the assets here being acquired or individual assets were filed as of the February 22, 2000 hearing date, and the Court having determined that it will not second-guess the Trustee's business judgment that the estate will benefit more from the packaged sale of the assets described in the Motion than by piecemeal sales of specific assets;

         E. This sale having been negotiated at arms length between the Trustee and Purchaser and in good faith, and Purchaser is and will be entitled to the protections afforded by 11 U.S.C. s.s.363(m) as to the Property;

         F. Pursuant to 11 U.S.C. s.s.363(f), the sale of the Property pursuant to the Motion shall be free and clear of all liens, encumbrances, claims, and other interests of third parties, other than the any rights of DOT&PF under any underlying leases;

         G. Purchaser is not assuming or otherwise becoming obligated to honor debts, liabilities, or obligations of Debtor, expressed or implied, liquidated or unliquidated, contingent or otherwise, provided that the Purchaser does assume all rights and obligations under underlying leases with DOT&PF which will be assigned pursuant to the Motion;

         H. Conditions subsequent to sale approval by this Court which must be satisfied before closing, of U.S. Department of Transportation Approval of the transfer of operating certificates and AIEDA approval of a loan to Purchaser to permit Purchaser to acquire the Bethel Hanger, are reasonable:

IT IS THEREFORE ORDERED

         1. The Sale of the Property to Purchaser for the values appearing on the Attachment to this Order are approved. Mr. Starman will review all inventories even partially performed in the last 90 days, discuss the inventories and his finding with Will Johnson, and then confirm to the Trustee, prior to his Closing with Purchaser that he is satisfied that his inventory of the Piper and Cessna parts is complete. If there are Cessna or Piper parts which Mr. Starman did not inventory, or, with the added information described in this paragraph Mr. Starman's opinion as to value changes, the Trustee will advise Purchaser of Mr. Starman's valuation of the previously uninventoried or reinventoried parts and Purchaser may elect to purchase those parts at 80% of Mr. Starman's valuation. This sale does not include accounts receivable (or proceeds) arising from goods or services supplied before December 7, 1999.

         2. On or before June 30, 2000, the Trustee is authorized to assume and assign Lease Agreements ADA 03143 (Bethel Hanger) and ADA 06625 (Aniak Lease) to Purchaser, or file a motion to continue the time to assume or reject these leases.

         3. Pursuant to 11 U.S.C. s.s.363(f), sale of the Property shall be free and clear of all encumbrances or claims of any kind and nature whatsoever, specifically those of National Bank of Alaska, Internal Revenue Service, American Factoring Group, Inc., City of Dillingham, and other claims and lienholders of record, but excepting the rights of DOT&PF under the Leases, and excepting AIDEA under its Deed of Trust as it liens Lot 11E, Block 4, Bethel Airport, Bethel Recording District. Without limiting the generality of the foregoing, the Property shall be sold free and clear of all property taxes and similar charges which have accrued prior to the closing of the sale with the amount of such taxes paid to the Trustee, to be held in trust pending order of the Court after determination of the Trustee's claim under the provisions of 11 U.S.C. s.s.724(b), excepting therefrom only property taxes incurred on or after January 1, 2000, which shall be prorated to date of closing and the bankruptcy estate's share paid from sale proceeds.

         4. All existing encumbrances and claims on the property shall attach to proceeds of the sale with the same validity, priority and enforceability and to the same extent such encumbrances attached to the Property.

         5. That this Order shall be binding upon the Debtor and the estate, guarantors, creditors and shareholders and other affected parties, including but not limited to parties asserting a claim against or interest in Debtor's estate or any of the Property, and the respective successors and assigns of the foregoing.

         6. The Trustee is authorized and directed to consummate transactions contemplated by the Motion and to take any and all actions reasonable and appropriate in order to consummate the transactions.

         7. Following Closing the Trustee is authorized to pay immediately without further order of this Court, to National Bank of Alaska, any amount which he does not dispute and which is proceeds from the sale of collateral against which National Bank of Alaska holds a perfected security interest.

         8. The assignment of the underlying leases is subject to approval and consent by DOT&PF under state regulations.

Dated February 25, 2000.                        /s/ Donald MacDonald IV
                                                -----------------------
                                                    Donald MacDonald IV
                                                    U.S. Bankruptcy Judge

ATTACHMENT TO ORDER APPROVING SALE TO FLIGHT INTERNATIONAL

                               100% of FMV  80% of FMV    Escrow upon      payment to estate   payment to estate   Payment to estate
                                                          entry of order   at March closing    at June closing     at June closing
                                                                           from PI             from FI             from AIDEA
Anchorange equipment
Hobart Jetex 4 power cart       $4,000.00
Gator 6 wheel utility cart      $4,100.00
2 covered baggage carts           $450.00
subtotal                        $8,550.00    $6,840.00                       $6,840.00

Bethel equipment
Bobcat 753 forks & bucket      $10,500.00
3 Mitsubishi lift trucks FG 25 $12,000.00
1988 Ford Box truck F350        $3,500.00
1984 C 20 van                   $1,000.00
1988 D100 van                   $3,500.00
2 wall 5K gal high cap, tank   $18,000.00
2.5K gal tank                   $1,000.00
subtotal                       $49,500.00   $39,600.00                      $39,600.00

Dillingham equipment
Yale 5K lb lift truck          $5,000.00
Clark IT40 lift truck          $3,500.00
1971 C50 box truck             $5,000.00
1976 C50 flatbed               $4,500.00
1989 20 Suburban               $7,000.00
5K gal tank                   $22,000.00
                              $47,000.00    $37,600.00                      $37,600.00

Kotzebue equipment
Bobcat 753 forks & bucket     $10,500.00
2K gal 2 wall tank            $10,000.00
                              $20,500.00    $16,400.00                      $16,400.00

Anlak Equipment
Bobcat 753 forks & blower     $11,200.00     $8,960.00                       $8,960.00

Bethel tools                   $7,330.00
Dillingham tools              $11,080.00    $14,728.00                      $14,728.00

Cessna & Piper parts
Anchorage                     $49,000.00
Dillingham                    $65,300.00
Bethel                        $26,000.00   $112,240.00                     $112,240.00

Aircraft
N7394U                        $52,000.00
N7336U                        $88,500.00
N6470H                        $88,461.00
N7384U                        $76,100.00
N1704U                        $72,340.00
                             $359,401.00   $287,520.80                     $287,520.80

Anlak facility               $110,000.00                                                      $88,000.00
                                            $88,000.00
Certificates & trade name                  $100,000.00     $90,000.00      $100,000.00
Management Commission                       $24,000.00     $24,000.00       $24,000.00
Bethel hanger commission                    $11,000.00                                        $11,000.00         $11,000.00
                                           $746,888.60    $114,000.00      $647,888.80        $99,000.00         $11,000.00

Total proceeds from FI                                                                       $748,888.80
Total proceeds from AIDEA                                                                                        $11,000.00

                                                                   Exhibit 10(p)

                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (the "Agreement") is made and entered into as of this 29 day of February, 2000 by and among Flight Systems, Inc., a North Carolina corporation with an address at P.O. Box 2799, Myrtle Beach, South Carolina ("Seller"), The Flight International Group, Inc., a Georgia corporation with an address at One Lear Drive, Newport News/ Williamsburg International Airport, Newport News, Virginia 23602 ("Purchaser") and Charles T. Myers ("Sellers Shareholders").

                                  WITNESSETH:

     WHEREAS, Seller owns and desires to sell and assign to Purchaser all Assets and certain Liabilities (as such terms are defined herein) and Purchaser desires to purchase and acquire such Assets and Liabilities from Seller.

     NOW, THEREFORE, in consideration of the respective representations and warranties hereinafter set forth and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     As used herein, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all those assets owned by the Seller and being acquired by Purchaser, as set forth on Schedule A hereto.

     1.2 "Business" shall mean the business, Assets and Liabilities of the Seller being acquired by the Purchaser hereunder.

     1.3 "Cash Portion of the Purchase Price" shall mean an aggregate of $150,000, which shall be paid on the Closing Date.

     1.4 "Closing Date" shall mean the date on which the transactions contemplated hereunder shall be consummated, which shall be no later than February 29, 2000.

     1.5 "Employment Agreement" shall mean employment agreements, in form and substance reasonably satisfactory to Purchaser, to be entered into between Purchaser and Charles Myers and Scott Terry, with all parties thereto agreeing to negotiate in good faith the terms thereof.

     1.6 "Financial Statements" shall mean the financial records of Seller for all periods from January 1, 1999 through December 31, 1999.

     1.7 "Indebtedness" of any Person means all obligations of such Person which in accordance with GAAP should be classified upon a balance sheet of such Person as liabilities of such entity, and in any event, regardless of how classified in accordance with GAAP, shall include: (i) all obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets; (ii) obligations secured by any Security Interest upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations; (iii) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of the property; and (iv) capitalized lease obligations.

     1.8 "Intellectual Property" means any and all of the following which is owned by, licensed by, licensed to, used or held for use by a Person (including all copies and embodiments thereof, in electronic, written or other media): (i) all registered and unregistered trademarks, trade dress, service marks, logos, trade names, internet domain names, corporate names, limited liability company names, partnership names, all derivations thereof and all applications to register the same (the "Trademarks"); (ii) all issued U.S. and foreign patents and pending patent applications, patent disclosures and improvements thereto (the "Patents"); (iii) all registered and unregistered copyrights, mask work rights and all applications to register the same (the "Copyrights"); (iv) all computer software and databases owned or used (excluding software and databases licensed to the Seller or its Subsidiaries, if any, under standard, non-exclusive software licenses granted to end-user customers by third parties in the ordinary course of such third parties' business) by the Seller or its Subsidiaries or under development for the Seller or its Subsidiaries, if any, by third parties (the "Software"); (v) all categories of trade secrets, know-how, inventions (whether or not patentable and whether or not reduced to practice), processes, formulas, procedures, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing, and business data, pricing and cost information, business and marketing plans, client and supplier lists and information and other confidential and proprietary information ("Proprietary Rights"); (vi) all licenses and agreements pursuant to which the Seller or its Subsidiaries have acquired rights in or to any of the Trademarks, Patents, Copyrights, Software or Proprietary Rights (excluding software and databases licensed to the Seller or its Subsidiaries under standard, non-exclusive software licenses granted to end-user customers by third parties in the ordinary course of such third parties' business) ("Licenses-In"); and (vii) all licenses and agreements pursuant to which the Seller or its Subsidiaries have licensed or transferred any rights to any of the Trademarks, Patents, Copyrights, Software or Proprietary Rights ("Licenses-Out"). For the purposes of this definition, the term "license" also includes "sublicense."

     1.9 "Liability" means those certain liabilities (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, and whether due or to become due), obligations or Indebtedness undertaken by Seller. Notwithstanding anything contained herein to the contrary, Purchaser is only purchasing and assuming the liabilities of the Seller as set forth on Schedule A attached hereto.

     1.10 "Material Adverse Effect" means (i) with respect to any Person, a material adverse effect or impact upon the assets, financial condition, results of operations, business or prospects of such Person, taken as a whole, or (ii) in any case, a material adverse effect or impact on the ability of the parties to this Agreement to consummate the transactions contemplated hereby.

     1.11 Material Agreements" means, with respect to any Person, any contracts, agreements, and other arrangements, whether written or oral, which are or may be material to the Business or the Company.

     1.12 Material Asset" means any asset, corporeal or incorporeal, with a value reasonably estimated to exceed $50,000 or the absence of which would cause a Material Adverse Effect.

     1.13 "Material Liability" means a Liability in excess of $50,000.

     1.14 "Leases" shall mean all leases entered into by and between Seller and any third party, all of which shall be assigned to Purchaser as of the Closing Date.

     1.15 "Person" means any individual, trust, corporation, partnership, limited partnership, limited liability company or other business association or entity, court, governmental body or governmental agency.

     1.16 "Purchase Price" shall mean an aggregate of (i) $150,000, payable by delivery of the Cash Portion of the Purchase Price and (ii) 101,398 shares of New Common Stock of the Purchaser, par value $.01 per share (the "New Common Stock"). The shares of New Common Stock to be issued to the Seller hereunder shall be referred to herein as the Shares.

     1.17 "Security Interest" means any mortgage, pledge, security interest, charge, lien, option or other encumbrance or right of any third party.

     1.18 "Subsidiary" means any corporation or other entity of which the Seller owns a controlling voting interest, and any other corporation or other entity which is similarly controlled by a Subsidiary or group of Subsidiaries of the Seller. Notwithstanding anything contained herein to the contrary, any reference herein to the Seller shall also be deemed to include any and all Subsidiaries of the Seller.

     1.19 "Tax" or "Taxes" means all United States, state, provincial, local or foreign net or gross income, gross receipts, net proceeds, sales, use, ad valorem, value added, franchise, bank shares, withholding, payroll, employment, excise, property, deed, stamp, alternative or add on minimum, environmental or other taxes, assessments, duties, fees, levies or other governmental charges of any nature whatever, whether disputed or not, together with any interest, penalties, additions to tax or additional amounts with respect thereto.

                                   ARTICLE II
                          SALE AND PURCHASE OF ASSETS

     2.1 Sale and Purchase. Subject to the terms and conditions contained in this Agreement, Seller hereby agrees to sell, transfer, assign, convey and deliver to Purchaser in exchange for the Purchase Price, and Purchaser hereby agrees to purchase and accept from Seller, (i) all of Seller's right, title and interest in and to the Assets, free and clear of any liens, pledges, security interests, claims or encumbrances of any kind and (ii) its rights, duties and obligations in and to the Liabilities.

     2.2 No Assumption. Purchaser shall not assume, pay or discharge or in any respect be liable for any liability, obligation, commitment or expense of Seller, including without limitation any liability (actual or contingent), loss, commitment, obligation or expense of Seller relating to the negotiation, preparation or performance under this Agreement or relating to any tax liabilities of any nature whatsoever, other than with respect to the Liabilities set forth on Schedule A attached hereto.

     2.3 Purchase Price. At the Closing, Purchaser shall deliver the Cash Portion of the Purchase Price and the Shares to the Seller, and Seller shall deliver and assign to Purchaser the Assets and the Liabilities.

     2.4 Post-Closing Adjustment. The Purchase Price shall be adjusted on the date which is l5 days after the Closing Date based on the difference between the net working capital of the Company on the Closing Date and as of 15 days after the Closing Date.

                                  ARTICLE III
                                    CLOSING

     3.1 Closing. (a) The closing of this transaction (the "Closing") shall be held on the Closing Date immediately following the execution of this Agreement.

     (b) The parties hereto agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents and take such other action as may be reasonably necessary or convenient to carry out the transactions contemplated hereby.

     (c) Seller and Sellers Shareholders warrant that there are no stockholder agreements, voting agreements, voting trusts, options, warrants or employment agreements with any employee.

     (d) Each party shall take such action as shall be necessary (including but not limited to obtaining shareholder approval) to secure all consents necessary to (i) approve and consummate this Agreement and the transactions contemplated herein, (ii) avoid any default under any agreement and (iii) avoid acceleration of performance under any agreement.

     3.2 Conditions to Purchaser's Obligations. Purchaser's obligation to purchase and pay for the Assets and assume the Liabilities is subject to the satisfaction, on or before the Closing Date, of the following conditions, any of which may be waived in writing, in whole or in part, by Purchaser in its sole discretion, and Seller shall use its best efforts to cause such conditions to be fulfilled:

     (a) The purchase of and payment for the Assets shall not be prohibited by any applicable law or governmental regulation and shall not subject Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation.

     (b) All corporate and other proceedings taken or required to be taken by Seller in connection with the transactions contemplated hereby, and all documents incident thereto, shall have been taken and shall be satisfactory in form and substance to Purchaser.

     (c) Seller shall have duly obtained all authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates, or exemptions therefrom, by or of all governmental authorities and non-governmental administrative or regulatory agencies having jurisdiction over the parties hereto, this Agreement, the Assets, Liabilities or the transactions contemplated hereby. (Exhibit 3.2.c)

     (d) Seller shall have delivered to Purchaser such consents, agreements, schedules, documents and exhibits required by this Agreement to be delivered or reasonably requested by the Purchaser at or before Closing, including, without limitation, a certified copy of Seller's certificate of incorporation, as amended and resolutions, certified by the Secretary of Seller, with respect to the transactions contemplated by this Agreement. (Exhibit 3.2.d)

     (e) Purchaser shall have reached an agreement with the Horry County Department of Airports (the "County"), on such terms as Purchaser, in its sole discretion, deems acceptable, with regard to the transfer and extension of the current lease by and between the Seller and the County.

     (f) All representations and warranties of Seller contained in this Agreement shall, if qualified as to materiality, be true and correct in all material respects, and if not so qualified, be true and correct, as of the Closing Date as though such representations and warranties had been made as of that time. All of the terms, covenants and conditions of Seller contained in this Agreement shall have been duly complied with and performed in all material respects.

     (g) All actions, proceedings, instruments and documents required to carry out this Agreement and any other agreement incidental hereto or thereto and all other related legal matters shall be reasonably satisfactory to the Purchaser and its counsel. Purchaser shall be deemed to be so satisfied if the Purchaser shall have failed to inform Seller in writing prior to the Closing of what it considers to be the existence of an untrue statement of a material fact or the omission of such a statement of a material fact, including reasonable details of the relevant facts.

     (h) Purchaser shall have received (i) certificates, dated the Closing Date and signed by the secretary of Seller, certifying the truth and correctness of attached copy of Seller's certificate of incorporation (including amendments thereto) and such other matters as may reasonably be requested by the Purchaser and by-laws (including amendments thereto), (ii) a certificate of good standing for Seller in the States of North and South Carolina and (iii) an opinion of counsel to Seller in customary form and reasonably acceptable to Purchaser and its counsel.

     3.3 Conditions Precedent to Obligations of Seller.

     The obligations of the Seller with respect to actions to be taken on the Closing Date are subject to the satisfaction or waiver by Seller on or prior to the Closing Date of all of the following conditions:

     (a) All representations and warranties of Purchaser contained in this Agreement shall, if qualified as to materiality, be true and correct in all material respects, and if not so qualified, be true and correct, as of the Closing Date as though such representations and warranties had been made as of that time. All of the terms, covenants and conditions of Purchaser contained in this Agreement shall have been duly complied with and performed in all material respects.

     (b) All actions, proceedings, instruments and documents required to carry out this Agreement and any other agreement incidental hereto or thereto and all other related legal matters shall be reasonably satisfactory to the Seller and its counsel. Seller shall be deemed to be so satisfied if the Seller shall have failed to inform Purchaser in writing prior to the Closing of what it considers to be the existence of an untrue statement of a material fact or the omission of such a statement of a material fact, including reasonable details of the relevant facts.

     (c) Seller shall have received (i) certificates, dated the Closing Date and signed by the secretary of Purchaser, certifying the truth and correctness of attached copy of Purchaser's certificate of incorporation (including amendments thereto) and such other matters as may reasonably be requested by the Seller and by-laws (including amendments thereto) and (ii) a certificate of good standing for Purchaser in the State of Georgia.

     3.4 Deliveries at Closing. At the Closing, (i) Seller shall deliver to Purchaser duly executed transfer forms and assignments for the Assets, effective to transfer the Assets into the name of the Purchaser or its nominee, together with definitive certificate(s) therefor and

(ii) Purchaser and Seller shall each execute and deliver to each other all of those documents and other things which are required for them to satisfy the conditions to Closing set forth herein. Seller agrees to cure any deficiencies prior to the Closing with respect to the assignments, transfer forms, and endorsements of stock certificates or other documents of conveyance with respect to the Assets.

                                   ARTICLE IV
                    SELLER'S REPRESENTATIONS AND WARRANTIES

     Seller and each Seller Shareholder hereby represent and warrant to, and agree with, the Purchaser as follows:

     4.1 Corporate Existence. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina and has the corporate power to carry on all the business conducted by it, and is qualified to do business in all jurisdictions where the failure to so qualify would have a Material Adverse Effect.

     4.2 Corporate Action. Seller has taken all corporate action and other proceedings necessary to enable Seller to enter into and carry out its obligations under this Agreement and otherwise with respect to the sale of the Assets and assignment of Liabilities to Purchaser. In all material respects, all accounts, books, ledgers, financial and other records of whatsoever kind of Seller have been fully, properly and accurately maintained and are up to date, are in the possession of the Seller and/or the respective Subsidiaries and contain true and accurate records of all matters required by law to be entered therein and do not contain or reflect any material inaccuracies or discrepancies. No notice or allegation that any of said records are incorrect, or should be rectified, in any material respects has been received by Seller or any Subsidiary. Within the five (5) year period ending with the date hereof, no order has been made, petition presented or resolution passed for the winding-up or administration of the Seller or any Subsidiary nor has any distress, execution or other process been levied against Seller or any Subsidiary or action taken to repossess goods in the possession of Seller or any Subsidiary, and no Seller or any Subsidiary is insolvent or unable to pay its debts. Within the five (5) year period ending with the date hereof, no receiver, administrative receiver or administrator has been appointed of the whole or any material part of the Assets of Seller nor is the Seller aware of any circumstances likely to give rise to the appointment of any such receiver, administrative receiver or administrator.

     4.3 Marketability of Title. Seller has good and marketable title to the Assets, free and clear of all claims, liens, security interests and encumbrances, or rights of others of any nature, except as set forth on Schedule A, and Seller is exclusively entitled to possess and dispose of the same and consummate the transactions contemplated hereby. The Assets to be conveyed pursuant to this Agreement are all the assets of Seller necessary to enable Purchaser to continue operating the Business in the manner conducted by Seller prior hereto. Seller has no assets other than the Assets and cash maintained in
the Seller's bank account in an amount of not more than $      and deferred
costs in relation to the current transaction. At the Closing, the Seller will be
permited to retain additional cash beyond the $                  in an amount
which it reasonably estimates it may need to pay any additional costs of the transaction, and the Seller will pay over to Purchaser within thirty (30) days following the Closing Date any such retained cash to the extent not so required to pay additional costs of the transaction.

     4.4 Non-Contravention. The execution, delivery and performance of this Agreement by Seller, and the sale of Assets pursuant to this Agreement, are not in violation of, and will not, with the giving of notice, the obtaining of consent, or the passage of time, constitute a default under any contract, lease, indenture, agreement, order, judgment, decree or real property variance to which Seller is a party or by which it is bound or to which any of the Assets are subject.

     4.5 Binding Obligation. This Agreement constitutes a valid and binding obligation of Seller, enforceable against it in accordance with the terms hereof.

     4.6 Condition of Assets. No representation or warranty made by Seller or any Seller Shareholder in this Agreement, and no statement, list or certificate furnished to Purchaser pursuant thereto, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein not misleading. No event, condition or fact exists which, individually or in the aggregate, materially adversely affect the Assets which has not been specifically disclosed to the Purchaser in this Agreement or the Schedules hereto or lists and documents furnished to Purchaser hereunder or in connection herewith.

     4.7 Distribution of Proceeds. No distributions will be made by Seller of any of the proceeds of the Purchase Price to its shareholders, officers, directors or affiliates until all creditor obligations of Seller not reflected in the Liabilities have been fully satisfied.

     4.8 Equity Structure. The Seller warrants that the Company is wholly owned by Charles T. Myers and there are no other stockholders nor any rights to acquire capital stock. No stock certificates have been issued other than to Charles T. Myers.

     4.9 Transactions in Capital Stock. Except as set forth on Schedule 4.9:

     (a) No Person has the right (whether exercisable now or in the future and whether contingent or not) to call for the allotment, issue, sale, redemption or transfer of any share, loan capital or other interest in the Seller or any Subsidiary under any option or other agreement (including conversion rights and rights of pre-preemption);

     (b) Neither the Seller nor any Subsidiary has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its shares or any interests therein or to pay any dividend or make any distribution in respect thereof, nor does Seller or any Subsidiary have any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire or cancel any of their respective shares or any interest therein or to pay any dividend or make any distribution in respect thereof;

     (c) Neither the Seller nor any Subsidiary has any obligation (contingent or otherwise) to sell any of its shares or any interests therein; and

     (d) Neither the voting rights attaching to the shares in the capital of either the Seller or any Subsidiary nor the relative ownership of shares among any stockholders has been altered or changed in contemplation of this Agreement.

     4.10 Subsidiaries. The Seller has no Subsidiaries.

     4.11 Predecessor Status; etc. Set forth in Schedule 4.11 is a listing of all names of all predecessor companies of Seller and each Subsidiary, including the names of any entities acquired by the Seller or any Subsidiary (by stock purchase, merger, or otherwise) or owned by the Seller or any Subsidiary or from whom the Seller or any Subsidiary previously acquired Material Assets, since January 1, 1994. Except as disclosed on Schedule 4.11, neither Seller nor any Subsidiary has been, within such period of time, a subsidiary or division of another corporation or a part of an acquisition which was later rescinded.

     4.12 Spin-offs. Except as set forth on Schedule 4.12, there has not been any sale, spin-off or split-up of Material Assets of Seller or any Subsidiary or any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Seller or any Subsidiary ("Affiliates") since [January 1, 1994.]

     4.13 Financial Statements. Attached hereto as Schedule 4.13 are copies of financial statements (the "Financial Statements") of the Seller containing at least the following information: Profit and loss statements for the prior year and the balance sheets for the Seller and each Subsidiary for the prior year. Except as disclosed in Schedule 4.13, the Financial Statements were prepared (audited or unaudited) in accordance with GAAP applied on a consistent basis throughout the periods indicated. Except as set forth on Schedule 4.13, the Financial Statements present fairly the financial position of the Seller, as applicable, as of the dates indicated thereon, and the Financial Statements present fairly the results of operations for the periods indicated thereon.

     4.14 Material Liabilities. Except (i) as set forth on Schedule 4.14, (ii) for Liabilities to the extent reflected or reserved against in the Financial Statements and (iii) for obligations required by this Agreement, since January 1, 2000 neither the Seller nor any Subsidiary has incurred any Material Liabilities of any kind, other than Liabilities incurred in the ordinary course of business. Schedule 4.14 also includes, in the case of those Material Liabilities related to pending or threatened litigation, or other Material Liabilities which are not fixed or otherwise accrued or reserved, a good faith and reasonable estimate of the maximum amount which may be payable.

     4.15 Accounts and Notes Receivable. Schedule 4.15 includes an accurate list of the accounts and notes receivable of the Seller and each Subsidiary as of December 31, 1999, including any such amounts which are not reflected in the balance sheet as of such date, and including receivables from and advances to employees, officers and shareholders.

     4.16 Permits and Intangibles; Intellectual Property. The Seller and each Subsidiary hold all licenses, permits and other governmental authorizations the absence of any of which could have a Material Adverse Effect on its business. Seller has provided to Purchaser an accurate list and summary description of all such licenses, permits and other governmental authorizations. To the knowledge of Seller, (a) all such licenses, permits and other governmental authorizations are valid, and (b) neither the Seller nor any Subsidiary have received any notice that any governmental authority intends to cancel, terminate or not renew any such license, permit or other governmental authorization. Seller and each Subsidiary have conducted and are conducting their respective businesses in compliance in all material respects with the requirements, standards, criteria and conditions set forth in the licenses, permits and other governmental authorizations and is not in violation of any of the foregoing except where such non-compliance or violation would not have a Material Adverse Effect on the Seller or relevant Subsidiary. Schedule 4.16 lists and describes in reasonable detail all Intellectual Property, and all applications for registrations thereof, owned by Seller or any Subsidiary. There are no claims or demands and, to the knowledge of the Seller, no reasonable basis for any such claim or demand, of any Person that any Intellectual Property or any products or services sold, marketed, distributed, licensed or provided by Seller or any Subsidiary, is invalid or infringes or conflicts in any way with any Intellectual Property of any other Person. Seller and the Subsidiaries have taken all steps reasonably necessary to protect the Intellectual Property. Seller and each Subsidiary owns or has the right to use under valid, fully paid and assignable licenses all Intellectual Property necessary to conduct its business as presently conducted in all material respects. Except as otherwise specified on Schedule 4.16, all of the interests of Seller and each Subsidiary in their respective Intellectual Property are free and clear of all Security interests and other claims, and are not currently being challenged or, to the knowledge of the Seller, infringed in any way or involved in any pending legal or administrative proceedings before any court or governmental agency. Neither Seller nor the Subsidiaries have granted any licenses for the use of any of its Intellectual Property to any third parties which remain in force and, to the Seller's knowledge, none of the Intellectual Property is being used by any other Person, except in each case, pursuant to end user licenses granted by the Seller or Subsidiary, as applicable, in connection with the sale of its products in the ordinary course of business. Except as otherwise specified on Schedule 4.16, neither the Seller nor any Subsidiary is obligated to pay any royalty to any other Person or entity for the use of any Intellectual Property.

     4.17 Environmental Matters. Seller and each Subsidiary have, in all material respects, complied with and are in compliance with all material Federal, state, local and, so far as it is required, foreign statutes, laws, ordinances, regulations, rules, notices, permits, judgments, orders and decrees applicable to it or any of its respective properties, assets, operations and businesses relating to environmental protection (collectively "Environmental Laws"). Neither Seller nor any Subsidiary have any actual or contingent liability in connection with any Environmental Laws which would have a Material Adverse Effect.

     4.18 Material Contracts and Commitments. Schedule 4.18 contains a list of all Material Agreements to which Seller or any Subsidiary is a party or by which it or any of its properties are bound, and in each case the Seller has delivered true, complete and correct copies of such agreements to Purchaser. Seller and each Subsidiary have complied with all material commitments and obligations pertaining to it, and is not in default in any material respect under any contracts or agreements listed on Schedule 4.18 and no notice of default under any such contract or agreement has been received which default would have a Material Adverse Effect on the Seller or any Subsidiary.

     4.19 Real Property. The Seller owns no real property.

     4.20 Insurance. Schedule 4.20 includes:

     (a) an accurate list as of January 28, 2000 of all insurance policies carried by Seller; and

     (b) an accurate list of all insurance loss runs or workers compensation claims received for the past year.

     Seller has delivered to Purchaser true, complete and correct copies of all insurance policies currently in effect. Such insurance policies evidence all of the insurance that Seller is required to carry pursuant to all contracts, other agreements and all applicable laws. All of such insurance policies are currently in full force and effect and the Seller shall use its best efforts to ensure that such insurance policies shall remain in full force and effect through the Closing Date. Since January 1, 1995, no insurance carried by Seller or any Subsidiary has been canceled by the insurer and none of said parties have been denied any requested coverage.

     4.21 Compensation; Employment Agreements; Organized Labor Matters.

     (a) The Seller has no employment agreements with any director, officer or employee.

     (b) Neither the Seller nor any Subsidiary is bound by or subject to (and none of its assets or properties is bound by or subject to) any arrangement with any labor union, no employees of Seller or any Subsidiary are represented by any labor union or covered by any collective bargaining agreement, no campaign to establish such representation is in progress and there is not pending or, to the best of the Seller's knowledge, any threatened labor, industrial or trade union dispute involving Seller or any group of their employees nor has any Seller experienced any labor interruptions over the past three years, nor are there facts known to the

Seller which might suggest that there may be any trade union or industrial dispute involving Seller or that the disposition of the Assets may lead to any trade union or industrial dispute.

     (c) There are no material claims pending or, to the knowledge of the Seller, threatened against Seller or any Subsidiary (i) by a present or former employee, director, consultant or third party, in respect of an accident or injury which is not fully covered by insurance; or (ii) by a present or former employee, director or consultant in relation to his terms and conditions of employment or consultancy.

     4.22 Employee Plans. The Seller maintains no employee benefit plans other than Health Insurance.

     4.23 Conformity with Law; Litigation. Except to the extent set forth on any Schedule attached hereto, neither Seller nor any Subsidiary is in violation or contravention of any law or regulation or any order of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over it which would have a Material Adverse Effect; and except to the extent set forth on any Schedule attached hereto, there are no material claims, actions, suits or proceedings commenced or, to the knowledge of Seller, threatened, against or affecting Seller or any Subsidiary, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over it, and no notice of any material claim, action, suit or proceeding, whether pending or threatened, has been received. Seller and each Subsidiary have conducted and are conducting their respective businesses in compliance, in all material respects, with the requirements, standards, criteria and conditions set forth in applicable Federal, state and local statutes, ordinances, permits, licenses, orders, approvals, variances, rules and regulations, including all such permits, licenses, orders and other governmental approvals set forth on the attached Schedules, and is not in violation of any of the foregoing which might have a Material Adverse Effect.

     4.24 Taxes. Except to the extent reflected or reserved against in the Financial Statements, full details of every matter or circumstance which (whether of itself or by reason of any connection with any other one or more transaction or events) will or may give rise to any liability to taxation for which Seller is or will or may become liable is contained in Schedule 4.24 and the following warranties are without prejudice to the generality of the foregoing:

     (a) There have been properly completed and filed on a timely basis and in correct form all Tax returns required to be filed on or prior to the date hereof. As of the time of filing, all such returns correctly reflected the facts regarding the income, business, assets, operations, activities, status or other matters of the Seller and each Subsidiary and any other information required to be shown thereon.

     (b) With respect to all amounts in respect of Taxes imposed upon Seller or any Subsidiary, or for which Seller or any Subsidiary is or could be liable, with respect to all taxable periods or portions of periods ending on or before December 31, 1998, all such amounts required to be paid by Seller and each Subsidiary to taxing authorities in respect of all periods ending on or before December 31, 1998 have, or shall have, been paid on or before the Closing Date.

     (c) No issues have been raised or are currently pending by any taxing authority in connection with any Tax returns.

     4.25 Government Contracts. The Seller has no government contracts.

     4.26 Brokers and Agents. No party hereto employed any broker or agent in connection with this transaction, except that Seller acknowledges that Purchaser will pay certain fees to [Quarterdeck Investment Partners] upon consummation of the transactions contemplated hereunder.

     4.27 Disclosure. No representation or warranty by the Seller made in this Agreement and no statement made in any certificate, financial statement, exhibit or schedule made a part hereof is false or misleading in any material respect or knowingly omits to state any fact necessary to make any such representation or statement not misleading in any way which would materially affect the Seller's business or the Assets. There is no fact known to the Seller, and the Seller has no reason to know of any fact, which materially adversely affects its business and the Assets or the value of its business or the Assets and which has not been set forth in this Agreement or an exhibit or schedule hereto.

                                   ARTICLE V
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

     Purchaser hereby represents and warrants to, and agrees with, the Seller as follows:

     5.1 Corporate Existence; Validity of Transaction. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has the corporate power to carry on all business conducted by it, and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of public authorities to carry on its business in the places and in the manner as now conducted, except where the failure to be so authorized or qualified would not have a Material Adverse Effect. This Agreement has been duly and validly authorized by all necessary corporate action and is a legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally, now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

     5.2 Litigation: Consents. (a) Purchaser is not engaged in, or threatened with, any litigation, governmental investigation or other proceeding or controversy which may materially adversely affect Purchaser's obligation to consummate this Agreement.

     (b) No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required in connection with the execution and delivery of this Agreement by Purchaser.

                                   ARTICLE VI
                      SURVIVAL, INDEMNIFICATION, BULK SALES

     6.1 Survival. The representations and warranties set forth in Article IV and Article V shall survive and remain in effect following the Closing Date.

     6.2 Indemnification. Seller and each Seller Shareholder, on the one hand, and Purchaser, on the other hand, covenant and agree that each will indemnify, defend, protect and hold harmless the other from and against all liabilities, losses, claims, damages, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) of any nature, whether contingent, absolute or otherwise incurred by the other party as a result of or arising from:

     (a) any breach of the representations and warranties set forth herein or on the Schedules or certificates delivered in connection herewith;

     (b) any breach of any covenant or agreement under this Agreement, including but not limited to any claim made by any shareholder arising out of or relating to shareholder approval of the Seller's execution and consummation of this Agreement;

     (c) any liability under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or other Federal or state law or regulation, at common law or otherwise, arising out of or based upon any untrue written statement or alleged untrue written statement of a material fact, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (d) any breach of any representation or warranty relating to the Seller's, Seller Shareholders' or Purchaser's right, authority or capacity to enter into and consummate the terms of this Agreement;

     (e) Any and all liabilities, losses, damages, claims, costs and expenses suffered by Seller or Purchaser (whether awarded or paid in settlement of a claim), resulting from any misrepresentation, breach of any warranty or non-fulfillment of any covenant or agreement on the part of the other party hereto contained in this Agreement or in any statement, attachment, schedule, exhibit or certificate furnished or to be furnished pursuant hereto; and

     (f) Any and all actions, suits, proceedings, demands, assessments or judgments, costs and reasonable expenses (including without limitation reasonable attorney's fees and expenses) incident to any of the foregoing.

     6.3 Indemnification of Third Parties. Promptly after any party hereto (hereinafter the "Indemnified Party") has received notice of or has knowledge of any claim by a person not a party to this Agreement ("Third Person"), or the commencement of any action or proceeding by a Third Person, the Indemnified Party shall, as a condition precedent to a claim with respect thereto being made against any party obligated to provide indemnification pursuant to this Section 6 (hereinafter the "Indemnifying Party"), give the Indemnifying Party written notice of such claim or the commencement of such action or proceeding. Such notice shall state the nature and the basis of such claim and a reasonable estimate of the amount thereof. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel, any such matter so long as the Indemnifying Party pursues the same in good faith and diligently, provided that the Indemnifying Party shall not settle any criminal proceeding or any other proceeding to the extent that relief other than the payment of money is sought, without the written consent of the Indemnified Party. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in the defense thereof and in any settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records or information reasonably requested by the Indemnifying Party that are in the Indemnified Party's possession or control. All Indemnified Parties shall use the same counsel, which shall be the counsel selected by Indemnifying Party, provided that if counsel to the Indemnifying Party shall have a conflict of interest that prevents counsel for the Indemnifying Party from representing Indemnified Party, Indemnified Party shall have the right to participate in such matter through counsel of its own choosing and Indemnifying Party shall reimburse the Indemnified Party for the reasonable expenses of its counsel. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability, except as set forth in the preceding sentence and to the extent such participation is requested by the Indemnifying Party, in which event the Indemnified Party shall be reimbursed by the Indemnifying Party for reasonable additional legal expenses and out-of-pocket expenses. If the Indemnifying Party desires to accept a final and complete settlement of any such Third Person claim involving the payment of money, and no other relief, and the Indemnified Party refuses to consent to such settlement, then the Indemnifying Party's liability under this Section 6 with respect to such Third Person claim shall be limited to the amount so offered in settlement with said Third Person. With respect to claims involving relief other than the payment of money, the Indemnified Party's good faith decision to accept or decline to settle shall be binding on the Indemnifying Party. Upon agreement as to such settlement between said Third Person and the Indemnifying Party with respect to claims seeking payment of money only, the Indemnifying Party shall, in exchange for a complete release from the Indemnified Party, promptly pay to the Indemnified Party the amount agreed to in such settlement and the Indemnified Party shall, from that moment on, bear full responsibility for any additional costs of defense which it subsequently incurs with respect to such claim and all additional costs of settlement or judgment. If the Indemnifying Party does not undertake to defend such matter to which the Indemnified Party is entitled to indemnification hereunder, or fails diligently to pursue such defense, the Indemnified Party may undertake such defense through counsel of its choice at the cost and expense of the Indemnifying Party, and the Indemnified Party may settle such matter, and the Indemnifying Party shall reimburse the Indemnified Party for the amount paid in such settlement and any other liabilities or expenses incurred by the Indemnified Party in connection therewith; provided, however, that under no circumstances shall the Indemnified Party settle any Third Person claim without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. All settlements hereunder shall effect a complete release of the Indemnified Party, unless the Indemnified Party otherwise agrees in writing. The parties hereto will make appropriate adjustments for insurance proceeds in determining the amount of any indemnification obligation under this Section.

     6.4 Exclusivity. The indemnification provided for in this Section 6 shall (except as prohibited by ERISA) be the exclusive remedy in any action seeking damages or any other form of monetary relief brought by any party to this Agreement against another party, provided that nothing herein shall be construed to limit the right of a party, in a proper case, to seek injunctive relief for a breach of this Agreement.

     6.5 Remedies Cumulative. The remedies provided herein shall be cumulative and shall not preclude either party hereto from asserting any other rights or seek any other remedies against the other party or its respective successor or assigns.

     6.6 Bulk Sales. Seller shall perform all acts which are necessary in order to preclude the claim of any creditor being asserted against Purchaser, or against the Assets and, in addition, the Seller and each Seller Shareholder shall indemnify the Purchaser against any claims or liability arising out of transactions accrued prior to the Closing, or enforceable against the Assets as a result of failure to comply with the [South Carolina] Uniform Commercial Code-Bulk Transfers.

                                  ARTICLE VII
                 CONFIDENTIALITY; NON-COMPETITION; TERMINATION

     7.1 Confidentiality. (a) At all times from the date hereof, Seller, each Seller Shareholder and Purchaser shall retain in strictest confidence, and shall not use for its benefit or for the benefit of others, any or all confidential information comprising or related to the Assets and all information concerning the terms of the transactions contemplated hereby.

     (b) Confidential information shall not include any information (i) which becomes known to the public generally through no fault of the receiving party,
(ii) which is in the public domain at the time of disclosure, (iii) which the recipient can show was in its possession at the time of disclosure and was not acquired, directly or indirectly, from the owner of the information, (iv) which was furnished or made known to the recipient by third parties not bound by confidentiality agreement with the owner of the information or otherwise prohibited from disclosing such information by a contractual, legal or fiduciary obligation, or (v) as to which disclosure is required by law or the order of any governmental authority under color of law; provided, that prior to disclosing any information pursuant to this clause, the disclosing party shall give prior written notice thereof to the other parties and provide the other parties with the opportunity to contest such disclosure.

     (c) Each party agrees that it will not disclose confidential information to any person, firm, corporation, association or other entity for any purpose or reason whatsoever, except:

        (1) to authorized representatives of the other party;
        (2) to counsel and other advisers, provided that such advisers agree to the confidentiality provisions of this Section; or
        (3) as required by court or administrative order.

     (d) The obligations of the parties under this Section 7.1 shall survive the termination of this Agreement.

     7.2 Non-Competition.

     (a) For the period of two (2) years from the Closing Date, Seller and each Seller Shareholder shall not, directly or indirectly, anywhere in the world, (i) engage in a business or enterprise (either as proprietor, partner, employee, agent, consultant or stockholder) or otherwise in direct or indirect competition with the Business or (ii) interfere with, or disrupt or attempt to disrupt the relationship (contractual or otherwise) between the Purchaser (or its affiliates) and the Seller's former clients, customer, suppliers, distributors, agents, consultants, officers or employees.

     (b) The provisions of this Section 7.2 shall not prevent (i) Seller and each Seller Shareholder from owning, beneficially or otherwise, in the aggregate up to one percent (1%) of the outstanding capital stock of any publicly traded company or (ii) any officer, director or other employee of Seller from accepting an offer of employment from, and being employed by, Purchaser if Purchaser chooses to offer such employment.

     (c) In the event of a breach by Seller or a Seller Shareholder of the terms of this Section 7.2, Seller shall promptly refund to Purchaser an amount equal to the Cash Portion of the Purchase Price, as well as all the Shares.

     (d) It is the desire and intent of the parties that the provisions of this
Section 7 shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If any particular provision or portion of this Section 7 shall be adjudicated to be invalid or unenforceable in any jurisdiction, this Section 7 shall be deemed amended to delete therefrom or modify such provision or portion adjudicated to be invalid or unenforceable, such amendment to apply only with respect to the operation of this paragraph in the particular jurisdiction in which such adjudication is to be made. If there is a breach or threatened breach of the provisions of this Section 7, Purchaser shall be entitled to an injunction restraining the Seller from such breach. Nothing herein shall be construed as prohibiting Purchaser from pursuing any other remedies for such breach or threatened breach.

     (e) Seller declares that the foregoing territorial and time limitations are reasonable and properly required for the adequate protection of the business of Purchaser. In the event any such territorial or time limitation is deemed to be unreasonable by a court of competent jurisdiction, Seller agrees to the reduction of either said territorial or time limitation to such area or period which said court shall have deemed reasonable.

     7.3 Termination. This Agreement may be terminated at any time prior to the Closing Date solely:

     (a) by mutual consent of the Purchaser and Seller;

     (b) by Purchaser or Seller if a material breach or default shall be made by any other party in the observance or in the due and timely performance of any of the covenants, agreements or conditions contained herein, and the curing of such default shall not have been made on or before the date which is 5 business days after receipt of written notice of such default; provided that, if such material breach or default is capable of being cured and the cure cannot reasonably be completed within the five (5) business day cure period, the cure period shall be extended up to thirty (30) days so long as Purchaser or Seller, as the case may be, is proceeding to cure the default with due diligence;

     (c) by Purchaser if the transactions contemplated by this Agreement to take place at Closing shall not have been consummated by February 29, 2000.

     (d) by the Seller if the organizational changes below have not been implemented by the Buyer by Closing:

        (1) The structure of Flight International Group, Inc. is TBD as follows:

            Chief Executive Officer and President - Dave Sandlin
           Executive Vice President - Scott Terry
           Chief Financial Officer - TBD
           Vice President Engineering Maintenance - Chuck Myers
           Vice President Operations-Dave Sharp
           Vice President Administration - TBD

        (2) The following affiliates will be established with general managers as indicated:
            Flight International, Inc - Dave Sharp Flight International Services, Inc - Chuck Myers GeoFlight, LLC - TBD Flight Alaska, Inc.
            - TBD

     7.4 Liabilities in Event of Termination. The termination of this Agreement will in no way limit any obligation or liability of any party based on or arising from a breach or default by such party with respect to any of its representations, warranties, covenants or agreements contained in this Agreement including, but not limited to, legal and audit costs and out of pocket expenses.

                                  ARTICLE VIII
                                 MISCELLANEOUS

     8.1 Expenses. Except as otherwise agreed in writing by the parties, each party shall pay its own expenses incident to the preparation and consummation of this Agreement. Notwithstanding the foregoing, Seller agrees to pay the cost of all UCC, lien and judgment searches reasonably requested by Purchaser.

     8.2 Benefit and Assignments. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party shall assign or transfer all or any portion of this Agreement without the prior written consent of the other party, and any such attempted assignment shall be null and void and of no force or effect.

     8.3 Further Assurances. Purchaser and Seller each agrees to take such action and to execute and deliver such documents and instruments as either party may reasonably request in order to effectuate the terms of this Agreement and the transactions contemplated hereby, and the parties agree to fully cooperate with each other and with their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement. The parties agree to negotiate in good faith the terms and conditions of the Employment Agreement.

     8.4 Waiver. Any party hereto shall have the right to waive compliance by the other of any term, condition or covenant contained herein. Such waiver shall not constitute a waiver of any subsequent failure to comply with the same or any different term, condition or covenant.

     8.5 Applicable Law. Georgia law, other than choice of law, shall govern the validity, construction, interpretation and effect of this Agreement.

     8.6 Headings. The paragraph headings of this Agreement are for convenience of reference only and do not form a part of the terms and conditions of this Agreement or give full notice thereof.

     8.7 Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.8 Entire Agreement. This Agreement and the Schedules hereto contain the entire understanding between the parties, no other representations, warranties or covenants having induced either party to execute this Agreement, and supersedes all prior or contemporaneous agreements with respect to the subject matter hereof. This Agreement may not be amended or modified in any manner except by a written agreement duly executed by the party to be charged, and any attempted amendment or modification to the contrary shall be null and void and of no force or effect.

     8.9 Notices. All notices of communication required or permitted hereunder shall be in writing and may be given by depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person to an officer or agent of such party.

        If to Purchaser

            The Flight International Group, Inc.
            Newport News/Williamsburg International Airport
            Newport News, Virginia 23602

            With copies to:
            Feldman & Associates
            36 W. 44th St., Suite 1201
            New York, New York 10036
            Attention: David N. Feldman. Esq.

        If to the Seller

            Aviation Technologies Group, Inc.
            P.O. Box 2799
            Myrtle Beach, South Carolina
            Attn: Charles Myers

            With copies to:

            Mr. George Kosko
            P.O. Box 2338
            Pawleys Island, SC 29585

     or to such other address as any party hereto shall specify pursuant to this Section from time to time.

     8.10 Joint Drafting. The parties agree that this Agreement and the Schedules hereto shall be deemed to have been drafted jointly by all parties hereto, and no construction shall be made other than with the presumption of such joint drafting.

     8.11 Counterparts. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and date first above written.

                                         AVIATION TECHNOLOGIES, GROUP, INC.

                                         By: /s/ Charles Myers
                                              Charles Myers, President

                                         THE FLIGHT INTERNATIONAL GROUP, INC.

                                         By: /s/ David E. Sandlin
                                              David E. Sandlin, President

                                  EXHIBIT "A"

                                 LIST OF ASSETS

Assets and Liabilities are listed as of December 31, 1999. Payroll taxes, sales and other taxes due as of December 31, 1999, or with respect to any period on or prior to December 31, 1999, will be paid prior to closing by Seller. January Hangar rents and the 2000 hangar percentage rent due to Horry County will be added to liabilities to be paid by the Buyer. Loan to Stockholder in the amount of $35,831.65 will not be paid by the Buyer. A list of assets and liabilities as of the closing date will be made available to the Buyer within ten days after the closing. A breakdown of the fixed capital is at Schedule A1 and the list inventory assets is available at Schedule A2. The Inventory items which have ATG as the Product Line entry are the property of Aviation Technology Group, Inc. and are not included in the assets of this transaction.

ASSETS
Copy of December 31, 1999 assets from balance sheet

LIABILITIES
Copy of December 31, 1999 liabilities from balance sheet

CASH

                                 SCHEDULE 3.2.D

STATE OF
NORTH
CAROLINA

DEPARTMENT OF THE
SECRETARY OF STATE

         To all whom these presents shall come, Greetings:

         I, Rufus L. Edmisten, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                           ARTICLES OF INCORPORATION
                                       OF
                              FLIGHT SYSTEMS, INC.

the original of which was filed in this office on the 17th day of October, 1995.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 17th day of October, 1995.

                                        /s/ Rufus I. Edminton
                                        ---------------------
                                        Rufus I. Edminton
                                        Secretary of State

         I attest that this is a certified copy of the articles of incorporation for Flight System, a North Carolina company. Faithfully submitted

                                  SCHEDULE 4.8

                                EQUITY STRUCTURE

Flight Systems, Inc is a wholly owned subsidiary of Aviation Technology Group, Inc. Mr. Myers is the sole owner of Aviation Technology Group, Inc. There has only been one stock certificate issued by Aviation Technology Group, Inc., in the name of Mr. Myers. There has only been one stock certificate issued by Flight Systems, Inc., in the name of Aviation Technology Group, Inc.

SCHEDULE 4.9

CAPITAL STOCK TRANSACTIONS

There are no capital stock transactions associated with either Aviation Technologies Group or Flight Systems, Inc.

                                 SCHEDULE 4.10

                                  SUBSIDIARIES

Flight Systems, Inc. has no subsidiaries.

                                 SCHEDULE 4.11

                              PREDECESSOR ENTITIES

Aviation Technologies Group was formed in 1989 as an engineering company doing work only for Simmons Aviation (American Eagle). Flight Systems, Inc was formed as a subsidiary of ATG in 1995 to perform maintenance and ATG engineered modifications on commuter and corporate aircraft. ATG will remain in existence to market the STC's which currently exist.

                                 SCHEDULE 4.12

                                   SPIN-OFFS

There are no spin-off entities.

                                 SCHEDULE 4.13

                              FINANCIAL STATEMENTS

Copy of Balance Sheet through November 30, 1999 and Income Statements for January 1, 1999 through December 31, 1999

                AVIATION TECHNOLOGIES GROUP, INC. AND SUBSIDIARY

                       CONSOLIDATED FINANCIAL STATEMENTS
               FOR THE ELEVEN (11) MONTHS ENDED NOVEMBER 30, 1999




                               PREPARED 12/28/99

                      WORKING COPY - FOR INTERNAL USE ONLY

                         NOT INTENDED FOR DISTRIBUTION

                AVIATION TECHNOLOGIES GROUP, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET
                               NOVEMBER 30, 1999

                                     ASSETS

                                                  ATG        FSI       TOTAL
                                               ---------  ---------  ---------
CURRENT ASSETS
  CASH IN BANKS                                    ($622) $  35,781  $  35,159
  CASH - ESCROW TRUST ACCOUNT                     -          30,373     30,373
  ACCOUNTS RECEIVABLE, NET OF ALLOWANCE
    FOR DOUBTFUL ACCOUNTS                         98,633    (20,502)    78,131
  PREPAID EXPENSES                                 2,500     17,880     20,380
  INTERCOMPANY TRANSACTIONS                          672     26,185     26,857
  INVENTORIES                                    344,549    223,757    568,306
  INCOME TAX CLAIM FOR REFUND                     19,266       -        19,266
                                               ---------  ---------  ---------
      TOTAL CURRENT ASSETS                       464,998    313,473    778,472
                                               ---------  ---------  ---------
FIXED ASSETS
  COMPUTER/OFFICE EQUIPMENT                         -        42,196     42,196
  FURNITURE AND FIXTURES                            -        34,538     34,538
  SHOP EQUIPMENT                                  11,000    195,834    206,834
  LEASEHOLD IMPROVEMENTS                            -       136,200    136,200
  ACCUMULATED DEPRECIATION                          -      (208,673)  (208,673)
                                                          ---------  ---------
      TOTAL FIXED ASSETS                          11,000    200,096    211,095
                                               ---------  ---------  ---------
OTHER ASSETS
  UTILITY DEPOSITS                                  -         4,690      4,690
                                               ---------  ---------  ---------
      TOTAL OTHER ASSETS                            -         4,690      4,690
                                               ---------  ---------  ---------
        TOTAL ASSETS                           $ 475,998  $ 518,259  $ 994,258
                                               =========  =========  =========

                AVIATION TECHNOLOGIES GROUP, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET
                               NOVEMBER 30, 1999

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                  ATG        FSI       TOTAL
                                               ---------  ---------  ---------
CURRENT LIABILITIES
  ACCOUNTS PAYABLE                             $  73,982  $ 366,181  $ 440,163
  PAYROLL TAXES PAYABLE                            7,010     76,981     83,991
  SALES TAXES PAYABLE                               -           506        506
  ESCROW TRUST ACCOUNT PAYABLE                      -        67,074     67,074
  RENT OVERAGE PAYABLE                              -         5,732      5,732
  NOTES PAYABLE                                     -       190,497    190,497
  ACCRUED EXPENSES                                  -        20,250     20,250
  ACCRUED INTEREST PAYABLE                          -         7,733      7,733
  INTERCOMPANY TRANSACTIONS                       26,185        672     26,857
                                               ---------  ---------  ---------
      TOTAL CURRENT LIABILITIES                  107,178    735,626    842,804
                                               ---------  ---------  ---------
LONG-TERM LIABILITIES
  INCOME TAXES PAYABLE                            16,172       -        16,172
  LOANS FROM STOCKHOLDER                          35,832     47,438     83,270
  UPFITTING ALLOWANCE PAYABLE                       -         2,177      2,177
                                                          ---------  ---------
      TOTAL LONG-TERM LIABILITIES                 52,004     49,615    101,618
                                               ---------  ---------  ---------
        TOTAL LIABILITIES                        159,181    785,241    944,422
                                               ---------  ---------  ---------
STOCKHOLDERS' EQUITY
  CAPITAL STOCK                                    1,000       -         1,000
  RETAINED EARNINGS (DEFICIT)                    (40,923)   (47,241)   (88,164)
  NET INCOME (LOSS)                              536,219   (399,220)   136,999
                                               ---------  ---------  ---------
      TOTAL STOCKHOLDERS' EQUITY                 496,296   (446,461)    49,836
                                               ---------  ---------  ---------
        TOTAL LIABILITIES AND STOCKHOLDER'S
          EQUITY                                 655,478    338,779    994,258
                                               =========  =========  =========

                AVIATION TECHNOLOGIES GROUP, INC. AND SUBSIDIARY

                           CONSOLIDATED STATEMENT OF INCOME
               FOR THE ELEVEN (11) MONTHS ENDED NOVEMBER 30, 1999

                                                  ATG        FSI       TOTAL
                                               ---------  ---------- ----------
REVENUE
  SALES REVENUE                                 $928,561  $2,105,126 $3,033,687
                                                --------  ---------- ----------
COST OF SALES
  DIRECT LABOR - PAYROLL                            -      1,103,419  1,103,419
  DIRECT LABOR - CONTRACT                           -         80,334     80,334
  SUBCONTRACT                                     73,294     170,098    243,392
  MATERIALS AND SUPPLIES                          42,288     190,056    232,344
  FREIGHT                                         12,611      29,575     42,187
                                                --------  ---------- ----------
      TOTAL COST OF SALES                        128,193   1,573,481  1,701,674
                                                --------  ---------- ----------
        GROSS PROFIT                             800,368     531,645  1,332,013

OPERATING EXPENSES
  ACCOUNTING FEES                                  1,476       5,960      7,436
  ADVERTISING                                        356       5,494      5,850
  BAD DEBT ALLOWANCE                               1,110       4,581      5,691
  BANK CHARGES                                       788      10,347     11,134
  COMPUTER SUPPLIES                                   19         186        204
  CREDIT CARD FEES                                   311          91        401
  DEPRECIATION                                      -         29,745     29,745
  DRUG TESTING/MEDICAL                              -          5,953      5,953
  DUES AND SUBSCRIPTIONS                             383        -           383
  EDUCATION AND TRAINING                            -         26,344     26,344
  EMPLOYEE INSURANCE, NET OF REIMBURSEMENTS        2,841      27,073     29,914
  EQUIPMENT LEASE/RENTAL                             416      29,133     29,548
  INSURANCE                                        1,871      60,954     62,825
  JANITORIAL SUPPLIES AND SERVICE                   -          4,226      4,226
  KITCHEN/BREAKROOM SUPPLIES                        -          2,214      2,214
  LEGAL FEES                                       7,751      54,468     62,219
  LICENSES AND PERMITS                              -          7,603      7,603
  MEALS AND ENTERTAINMENT                           -            204        204
  MISCELLANEOUS                                     -          2,004      2,004
  OFFICE SUPPLIES                                    246       6,574      6,820
  PEST CONTROL                                      -            214        214
  POSTAGE/EXPRESS MAIL                               251         969      1,220
  PRINTING/STATIONARY                                431       8,329      8,760
  PROFESSIONAL FEES                               10,000       3,000     13,000
  PROFESSIONAL PUBLICATIONS                          931      21,017     21,948

                                  (CONTINUED)

                AVIATION TECHNOLOGIES GROUP, INC. AND SUBSIDIARY

                           CONSOLIDATED STATEMENT OF INCOME
               FOR THE ELEVEN (11) MONTHS ENDED NOVEMBER 30, 1999

                                  (CONTINUED)

                                               ATG        FSI        TOTAL
                                            ---------  ----------  ----------
OPERATING EXPENSES (CONTINUED)
  RENT                                      $    -     $   65,202  $   65,202
  REPAIRS AND MAINTENANCE - BUILDING               57      20,427      20,484
  REPAIRS AND MAINTENANCE - EQUIPMENT            -         19,122      19,122
  RESEARCH AND DEVELOPMENT                     66,972        -         66,972
  SALARIES AND WAGES - ADMINISTRATIVE         151,450     183,116     334,567
  SALARIES AND WAGES - MAINTENANCE               -         69,730      69,730
  SUPPLIES - CONSUMABLES                       (1,768)     13,056      11,288
  SUPPLIES - SMALL TOOLS                           86      14,386      14,473
  TAXES - PAYROLL                              10,646     120,691     131,337
  TAXES - OTHER                                   208       3,223       3,430
  TELEPHONE                                      -         24,394      24,394
  TRAVEL                                        4,009      11,943      15,952
  UNIFORMS                                       -          2,587       2,587
  UTILITIES                                      -         52,340      52,340
  VENDOR LATE CHARGES                           4,276      12,768      17,044
                                            ---------  ----------  ----------
      TOTAL OPERATING EXPENSES                265,116     929,665   1,194,782
                                            ---------  ----------  ----------
OTHER (INCOME) EXPENSES
  INTEREST INCOME                                -           (509)       (509)
  MISCELLANEOUS INCOME                           (967)    (11,472)    (12,439)
  INTEREST EXPENSE                               -         13,181      13,181
                                                       ----------  ----------
      TOTAL OTHER (INCOME) EXPENSES              (967)      1,200         232
                                            ---------  ----------  ----------
        TOTAL EXPENSES                        264,149     930,865   1,195,014
                                            ---------  ----------  ----------
          NET INCOME (LOSS)                 $ 536,219 ($  399,220) $  137,000
                                            =========  ==========  ==========

                              FLIGHT SYSTEMS, INC.

                                 BALANCE SHEET
                               NOVEMBER 30, 1999

                                     ASSETS

CURRENT ASSETS
  CASH IN BANKS                                                  $  35,781
  CASH - ESCROW TRUST ACCOUNT                                       30,373
  ACCOUNTS RECEIVABLE, NET OF ALLOWANCE
    FOR DOUBTFUL ACCOUNTS                                          (20,502)
  PREPAID EXPENSES                                                  17,880
  INTERCOMPANY TRANSACTIONS                                         26,185
  INVENTORIES                                                      223,757
  INCOME TAX CLAIM FOR REFUND                                         -
                                                                 ---------
      TOTAL CURRENT ASSETS                                         313,473
                                                                 ---------
FIXED ASSETS
  COMPUTER/OFFICE EQUIPMENT                                         42,196
  FURNITURE AND FIXTURES                                            34,538
  SHOP EQUIPMENT                                                   195,834
  LEASEHOLD IMPROVEMENTS                                           136,200
  ACCUMULATED DEPRECIATION                                        (208,673)
                                                                 ---------
      TOTAL FIXED ASSETS                                           200,096
                                                                 ---------
OTHER ASSETS
  UTILITY DEPOSITS                                                   4,690
                                                                 ---------
      TOTAL OTHER ASSETS                                             4,690
                                                                 ---------
        TOTAL ASSETS                                             $ 518,259
                                                                 =========

                              FLIGHT SYSTEMS, INC.

                                 BALANCE SHEET
                               NOVEMBER 30, 1999

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
  ACCOUNTS PAYABLE                                               $ 366,181
  PAYROLL TAXES PAYABLE                                             76,981
  SALES TAXES PAYABLE                                                  506
  ESCROW TRUST ACCOUNT PAYABLE                                      67,074
  RENT OVERAGE PAYABLE                                               5,732
  NOTES PAYABLE                                                    190,497
  ACCRUED EXPENSES                                                  20,250
  ACCRUED INTEREST PAYABLE                                           7,733
  INTERCOMPANY TRANSACTIONS                                            672
                                                                 ---------
      TOTAL CURRENT LIABILITIES                                    735,626
                                                                 ---------
LONG-TERM LIABILITIES
  INCOME TAXES PAYABLE                                                -
  LOANS FROM STOCKHOLDER                                            47,438
  UPFITTING ALLOWANCE PAYABLE                                        2,177
                                                                 ---------
      TOTAL LONG-TERM LIABILITIES                                   49,615
                                                                 ---------
        TOTAL LIABILITIES                                          785,241
                                                                 ---------
STOCKHOLDER'S EQUITY
  CAPITAL STOCK                                                       -
  RETAINED EARNINGS (DEFICIT)                                      (47,241)
  NET (LOSS)                                                      (219,741)
                                                                 ---------
      TOTAL STOCKHOLDER'S EQUITY                                  (266,982)
                                                                 ---------
        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                 518,259
                                                                 =========

                              FLIGHT SYSTEMS, INC.

                              STATEMENT OF INCOME
               FOR THE ELEVEN (11) MONTHS ENDED NOVEMBER 30, 1999

REVENUE
  SALES REVENUE                                               $2,284,606
                                                              ----------
COST OF SALES
  DIRECT LABOR - PAYROLL                                       1,103,419
  DIRECT LABOR - CONTRACT                                         80,334
  SUBCONTRACT                                                    170,098
  MATERIALS AND SUPPLIES                                         190,056
  FREIGHT                                                         29,575
                                                              ----------
      TOTAL COST OF SALES                                      1,573,481
                                                              ----------
        GROSS PROFIT                                             711,124

OPERATING EXPENSES
  ACCOUNTING FEES                                                  5,960
  ADVERTISING                                                      5,494
  BAD DEBT ALLOWANCE                                               4,581
  BANK CHARGES                                                    10,347
  COMPUTER SUPPLIES                                                  186
  CREDIT CARD FEES                                                    91
  DEPRECIATION                                                    29,745
  DRUG TESTING/MEDICAL                                             5,953
  DUES AND SUBSCRIPTIONS                                            -
  EDUCATION AND TRAINING                                          26,344
  EMPLOYEE INSURANCE, NET OF REIMBURSEMENTS                       27,073
  EQUIPMENT LEASE/RENTAL                                          29,133
  INSURANCE                                                       60,954
  JANITORIAL SUPPLIES AND SERVICE                                  4,226
  KITCHEN/BREAKROOM SUPPLIES                                       2,214
  LEGAL FEES                                                      54,468
  LICENSES AND PERMITS                                             7,603
  MEALS AND ENTERTAINMENT                                            204
  MISCELLANEOUS                                                    2,004
  OFFICE SUPPLIES                                                  6,574
  PEST CONTROL                                                       214
  POSTAGE/EXPRESS MAIL                                               969
  PRINTING/STATIONARY                                              8,329
  PROFESSIONAL FEES                                                3,000
  PROFESSIONAL PUBLICATIONS                                       21,017

                                  (CONTINUED)

                              FLIGHT SYSTEMS, INC.

                              STATEMENT OF INCOME
               FOR THE ELEVEN (11) MONTHS ENDED NOVEMBER 30, 1999

                                  (CONTINUED)

OPERATING EXPENSES (CONTINUED)
  RENT                                                       $    65,202
  REPAIRS AND MAINTENANCE - BUILDING                              20,427
  REPAIRS AND MAINTENANCE - EQUIPMENT                             19,122
  RESEARCH AND DEVELOPMENT                                          -
  SALARIES AND WAGES - ADMINISTRATIVE                            183,116
  SALARIES AND WAGES - MAINTENANCE                                69,730
  SUPPLIES - CONSUMABLES                                          13,056
  SUPPLIES - SMALL TOOLS                                          14,386
  TAXES - PAYROLL                                                120,691
  TAXES - OTHER                                                    3,223
  TELEPHONE                                                       24,394
  TRAVEL                                                          11,943
  UNIFORMS                                                         2,587
  UTILITIES                                                       52,340
  VENDOR LATE CHARGES                                             12,768
                                                             -----------
      TOTAL OPERATING EXPENSES                                   929,665
                                                             -----------
OTHER (INCOME) EXPENSES
  INTEREST INCOME                                                   (509)
  MISCELLANEOUS INCOME                                           (11,472)
  INTEREST EXPENSE                                                13,181
                                                             -----------
      TOTAL OTHER (INCOME) EXPENSES                                1,200
                                                             -----------
        TOTAL EXPENSES                                           930,865
                                                             -----------
          NET INCOME (LOSS)                                  ($  219,741)
                                                             ===========

                                 SCHEDULE 4.15
                         ACCOUNTS AND NOTES RECEIVABLE

Copies of accounts receivable from MAS 90

                                 SCHEDULE 4.16
                             INTELLECTUAL PROPERTY

Flight Systems has no identifiable Intellectual Property. Such Intellectual property as may exist will become the property of the Buyer.

                                 SCHEDULE 4.18
                              MATERIAL AGREEMENTS

Copies of Saab aircraft, Allegheny Airlines and Business Express Airlines attached.

                                   AGREEMENT

BETWEEN:            Allegheny Airlines, Inc. ("Carrier")
                    1000 Rosedale Avenue
                    Middletown, PA 17057

AND:                Flight Systems, Inc. ("Vendor")

EFFECTIVE:          November 26, 1999

                             W I T N E S S E T H :

WHEREAS, VENDOR is a fully rated and Federal Aviation Administration approved Repair Station for the deHavilland Dash 8 aircraft (the "Aircraft") and has within the parameters of the specifications hereinafter referred to, the necessary licenses, tools, equipment, facilities, inventories, qualified manpower, knowledge and expertise to properly and adequately perform the work hereinafter specified; and

WHEREAS, CARRIER is a licensed and certified common air carrier of persons and property and operates a fleet of the Aircraft; and

WHEREAS, VENDOR is agreeable to performing repair and/or overhaul services on the Aircraft, pursuant to the terms and conditions hereinafter set forth;

NOW THEREFORE, for and in consideration of the mutual promises, covenants, and understandings herein contained, the parties agree as follows:

1    SCOPE OF SERVICES

     1.1 For the applicable prices as specified in Appendix A of this Agreement Vendor will perform inspections and repair services on the Aircraft as directed by Carrier.

      1.2 Vendor hereby agrees that it will not sub-contract any work covered under this Agreement without the advance written approval of Carrier.

2    CARRIER'S RIGHT OF INSPECTION

     2.1 Nothing in this agreement shall be construed as limiting the Carrier's right to final inspection and acceptance of goods and/or services provided under this Agreement. Carrier reserves the right to reject any inspections and/or repairs performed under this agreement deemed defective or inadequate by Carrier's quality control representatives.

     2.2 Vendor shall correct any such deficiencies within the scope of the Warranty Provisions in Section 8 this Agreement, which provisions shall exclusively control handling of such deficiencies.

3    CONDITION REPORTS

     3.1 Vendor agrees to document all inspections and repairs in a form acceptable to Carrier. Such documentation shall be forwarded to Carrier as directed.

4    COMPLIANCE WITH APPLICABLE FEDERAL AIR REGULATIONS

     4.1 Vendor hereby affirms that it has the expertise, facilities, manpower, materials and appropriate Air Agency Certificate ("Certificate") issued by the Federal Aviation Administration to provide the services specified in this Agreement.

     4.2 Vendor agrees to comply with and adhere to any applicable procedure, technique, specification, or other requirement that may be required by Federal Air Regulation (part 145 et al), Advisory Circular, or other such regulation or document as may be promulgated from time to time by the United States Department of Transportation, Federal Aviation Administration, or other such governmental body that may supersede them.

     4.3 Vendor agrees to permit representatives of Carrier to inspect Vendor's facilities and relevant records to ensure compliance with this Agreement and any applicable regulations. Vendor further agrees to provide office space and communications access to representatives of Carrier at no cost.

     4.4 Vendor agrees that it shall not destroy records pertaining to work performed on any Aircraft, or component part therefor for a minimum of seven (7) years from the date of said work without advance written approval by a duly authorized Officer of Carrier.

     4.5 Vendor shall furnish to Carrier a copy of its Certificate and shall ensure that said Certificate continues in force throughout the term of this agreement. Revocation of Vendor's Certificate by any governmental agency or voluntary surrender of such Certificate to any such agency shall immediately render this Agreement null and void as of the date of revocation or surrender. Vendor further agrees that it shall immediately notify Carrier in writing of any such revocation or surrender action.

5    DRUG TESTING PLAN

     5.1 Vendor hereby agrees to fully comply with the provisions of the final Department of Transportation rule concerning the Anti-Drug Program for Personnel Engaged in Specific Aviation Activities (14 CFR Part 121 Appendix I) ("Rule") to the extent that such regulations may apply to contracted "Aircraft Maintenance or Preventative Maintenance".

     5.2 Vendor shall allow Carrier to verify compliance with said Rule by maintaining and providing access to adequate records.

     5.3 Vendor specifically agrees that it shall not make any claim against Carrier, it's officers, employees, servants or agents and shall indemnify it against any liability for claims of loss or damage, including costs and expenses, consequent to compliance with any aspect of said Rule.

6    COMPENSATION

     6.1 For and in consideration of providing the inspections and/or repairs covered by this Agreement, Carrier agrees to pay Vendor in accordance with the rates and charges set forth in Appendix A of this Agreement. The rates set forth in Appendix A shall remain in effect until December 31, 2001.

     6.2 All invoices to Carrier for such goods and services shall be sent via U.S. Mail postage prepaid to:

                         Allegheny Airlines, Inc.
                         1000 Rosedale Avenue
                         Middletown, PA 17057
                         Attn: Accounts Payable

     6.3 Such invoices shall be subject to any discounts that may be set forth in this section and/or Appendix of this Agreement. Payment terms are net thirty (30) Days. Invoices paid by Carrier within ten (10) days of receipt are eligible for a two percent (2%) discount. Should a dispute arise between the parties over any such invoice, Carrier shall pay the undisputed amount of such invoice within thirty (30) days, whereupon the parties shall make a good faith effort to resolve the disputed amount in as timely a manner as possible.

7    LOCATION

     7.1 Carrier shall transport the Aircraft to Vendor's Myrtle Beach, SC facility for inspection and/or repair. Costs for transportation of the Aircraft shall be at Carrier's sole expense.

8    WARRANTY

     8.1 For a period of twelve (12) months from the date of inspection and/or repair, Vendor warrants such inspection and/or repair to be free from defects in materials and workmanship. Vendors liability shall be limited to remedy of the defective inspection and/or repair, or, at Carrier's sole option, the cost of remedy by another repair station of Carrier's choice.

9    TURN TIME

     9.1 Vendor hereby agrees to complete the inspections and/or repairs covered by this Agreement within ten (10) calendar days of receipt of the Aircraft at Vendor's facility. Vendor's failure to complete such work within ten (10) calendar shall entitle Carrier to a penalty of one thousand ($1,000) dollars per day for each day in excess of ten
          (10). Vendor shall not be liable for such penalties should such delays be as a result of Carrier's failure to supply parts, or reasons covered by Force Majure.

10   INDEMNIFICATION AND INSURANCE

     10.1 Vendor shall maintain hangar keeper's and general liability insurance for a minimum of ten million dollars ($10,000,000) for each Aircraft that Carrier has in Vendor's facility. Such insurance shall be endorsed to cover Carrier's interest and shall be primary to any insurance Carrier may have on the Aircraft. Vendor shall also waive any rights of subrogation and shall notify Carrier immediately of any damage that may occur to Carrier's aircraft.

     10.2 Parties shall not make any claim against the other party, it's officers, employees, servants or agents and shall indemnify it against any liability for claims of loss or damage, including costs and expenses, in respect of injury or death of the employees, servants and agents of Vendor or it's subcontractors.

     10.3 Vendor shall provide worker's compensation insurance of the type and amount required by law. Vendor will furnish, upon request, a Certificate of Insurance indicating that such coverage is in effect.

81   TERM AND TERMINATION

     81.1 This agreement shall be effective upon the date first set forth above and shall continue in effect, except as otherwise may be specified in this Agreement, through December 31, 2001. Provided, however, that either party may cancel this Agreement upon thirty (30) days advance, written notice to the other party.

     81.2 Either party may also cancel this Agreement at any time (1) the other files a voluntary petition in bankruptcy, (2) proceedings in bankruptcy are instituted against the other and it is thereafter adjudicated bankrupt pursuant to such proceedings, (3) a court takes and retains for at least thirty (30) days jurisdiction of the other's assets under a federal reorganization act, (4) a receiver of the other or a substantial portion of its assets is appointed by a court and is not discharged within thirty (30) days, (5) the other becomes insolvent; or (6) the other makes an assignment for the benefit of its creditors.

92   EXCLUSIVITY

     92.1 Vendor shall have the non-exclusive right to provide Carrier with the inspection and/or repair services covered by the subject matter of this Agreement.

13   HEADINGS

     13.1 Article and paragraph headings are inserted only as a matter of convenience and for references and in no way define, limit or describe the scope or intent of any provisions of this Agreement.

104  INVALID PROVISION

    104.1 It is understood and agreed by and between the parties hereto that in event any covenant, condition or provision herein contained is held to be invalid by any court of competent jurisdiction, the invalidity of any such covenant, condition or provision herein contained shall in no way affect any other covenant, condition or provision herein contained; provided, however, that the invalidity of any such covenant, condition or provision does not materially prejudice either Carrier or Vendor in their respective rights and obligations contained in the valid covenants, conditions or provisions of this Agreement.

115  ENTIRE AGREEMENT

    115.1 The terms and provisions contained in this Agreement and its appendices constitute the entire Agreement between the parties and supersede all previous communications, representations, or agreements, either oral or written, between the parties hereto with respect to the subject matter of this Agreement.

    115.2 This Agreement includes one (1) Appendices, labeled "A"

               A. Inspection and repair prices.
126  NOTICES

    126.1 Any notice under this agreement shall be in writing and be sent via U.S. Mail postage prepaid to the respective parties at the following addresses, which may be changed by written notice:

          TO: CARRIER
          Allegheny Airlines, Inc.
          1000 Rosedale Avenue
          Middletown, PA 17057
          Attn: Vice President Administration

          TO: VENDOR
          Flight Systems, Inc.

          Attn:

    126.2 Notices under this Agreement will be deemed effective on the third business day following the date of mailing, except that notices by facsimile or telecopier transmission will be deemed effective when sent and receipt is electronically acknowledged by the other party's facsimile machine of telecopier.

137  CONFIDENTIALITY

    137.1 This terms, conditions and prices contained in this Agreement are confidential between the Parties and may not be released to any third party without the advance written consent of the other party. Provided, however, that either party may release the terms, conditions or prices of the Agreement or may reproduce the Agreement in total for purposes of having the Agreement reviewed by the party's legal counsel.

Whereas the parties have agreed to be bound to these terms and conditions.

For:                                    For:
Flight Systems, Inc.                    Allegheny Airlines, Inc.

_________________________               ________________________
(Name)                                  (Name)

                                   Appendix A

to the Agreement between Allegheny Airlines, Inc. and Flight Systems, Inc. dated as of December 7, 1999

                                    Pricing

Item                               Price                    Notes
Basic "C" Check Inspection         $17,825.63               Flat Rate Labor
Non-Routine Labor Rate             $38.00                   Per Manhour
Carrier Requested Overtime Rate    $48.00                   Per Manhour
Shipping Charges                   At Carrier's Expense
Handling Charges                   2% on Carrier Supplied Parts, 15% on Vendor
Supplied Parts                     Applicable to parts required to perform inspection and
excludes any rotable, repairable, or kit parts supplied by Carrier
Consumable Parts                   2% of non-routine labor
Administrative Fee                 0.5% of non-routine labor
Waste Disposal Fee                 1% of non-routine labor
Outside Contracted Services        Vendor Cost plus 15%
Inspection Buy-Back                10% of non-routine labor
Telephone Charges                  At Vendor's Cost


FLIGHT SYSTEMS INC.
A DIVISION OF AVIATION TECHNOLOGIES GROUP

                                                             FLIGHT SYSTEMS INC.
                                                    MYRTLE BEACH, SOUTH CAROLINA

                                                 INSPECTION ON SAAB 340 AIRCRAFT

                                                                    PRESENTED TO

                                                      SAAB AIRCRAFT LEASING INC.

                           THIS AGREEMENT AND SUPPORTING INFORMATION IS STRICTLY CONFIDENTIAL AND FOR SAAB AIRCRAFT LEASING INC. INTERNAL EVALUATION ONLY
                                                          DATE:- NOVEMBER 2 1999

                               TABLE OF CONTENTS

I.        Aircraft Inspection...................................................
II.       Inspection information................................................
III.      Aircraft Scheduling and Downtime......................................
IV        Material Services.....................................................
I.        General/Specific Information..........................................
VI        Terms and Conditions..................................................

I         AIRCRAFT INSPECTION

                    Flight Systems Inc. (FSI) will perform the following request for Saab Aircraft Leasing Inc. ("Customer") from time to time as specified in a Work Order in the form of an Annex I hereto on aircraft specified in such a Work Order ("Aircraft"). All such services shall be at the hourly rates and otherwise subject to terms and conditions of this proposal unless specifically modified by the Work Order.

II        INSPECTION INFORMATION

          A. Any discrepancies found from the Inspection will have the corrective man-hours estimated and approved by a Customer technical representative prior to beginning of rectification.

          A. THE AIRCRAFT NON-ROUTINE MAINTENANCE LABOR RATE IS $42.00/PER MAN-HOUR MECHANICS, AND $45.00/MAN-HOUR AVIONICS.

                    FLIGHT SYSTEMS INC. OVERTIME RATE IS $10.00 PER HOUR PLUS STRAIGHT TIME.

          C. No overtime will be charged unless requested by the customer. If overtime is desired it will be performed with prior authorization from the Customer

          D. Customer will provide technical assistance for the duration of the project to approve all non-routine items.

          E. Inspection buy-back (Inspectors inspection and sign-off) hours for all non-routine items will be invoiced at actual inspection man-hours or ten percent (10%) of the total non-routine labor hours, whichever is less.

          F. Any additional service bulletins and/or A.D. compliance requested during the inspection will be flat rated at $42.00 per man hour.

          G. Any components and/or accessories removed per inspection procedures or by customer request will be bench checked, repaired, or overhauled as required with prior customer authorization at the separate component shop rates (Specified in section JV (B) (4) and billed on a separate invoice.

III       AIRCRAFT SCHEDULING AND DOWNTIME

          A. FSI's downtime is based on completion of the inspection and rectification of non-routines per the following schedule:

          1. Pursuant to FSI Proposal to Saab Aircraft Leasing Inc. dated November 2, 1999 FSI will perform the following services:

          Aircraft:                       Saab 340 Model Aircraft

          Services:                       Customer requested items


IV        MATERIAL SERVICES

          A.        Inventory Control/ Warehousing

                    A. FSI will maintain and control, in a secure area, any inventories consigned by the Customer as well as any parts purchased by FSI for exclusive use on this project.

                    B. FSI will require each Inspection pre-draw package to be pre-staged at FSI's facility five (5) days prior to aircraft input to insure proper coordination.

                    C. FSI will store Customer supplied critical high-use items to insure projected turn time.

          G.        Purchasing

                    1 . FSI will provide, as a part of this proposal, coordination of any return orders to the appropriate vendor.

                    2. FSI will establish an in-house purchasing contact so as to expedite any parts issues from Customer

                    3. Customer reserves the option to supply any or all parts required for this project. any parts request FSI to purchase, as well as the purchase of miscellaneous materials, will be billed to at FSI's cost plus twelve percent (12)%. There will be a two percent (2)% handling service charge assessed on all parts purchased and shipped into FSI. This charge will be assessed on the published retail price by reputable vendors or copies of statements provided at conclusion of FSI works by Customer.

                    4. Outside Services, upon Customer approval thereof, will be invoiced at FSI's cost plus fifteen percent (15%).

V         GENERAL INFORMATION

          A. Consumables, shop supplies, etc., will be charged at two percent (2%) of non-routine labor only, not to exceed $1500.00 per aircraft.

          B. Shipping arrangements: Customer agrees to pay any freight required for this project and will be billed at FSI's cost.

          C. FSI will provide a dedicated technical representative's office and secretarial support (if required).An administrative charge of half (.5) % of the non-routine labor will be charged to cover paper supplies etc. Phone charges will be invoiced at FSI'S cost

          D. A waste disposal fee of One (1) % of the non-routine labor will be added to each invoice/ work order.

VI        WARRANTIES

          A. FSI warrants it's workmanship for a period of ninety (90) days from the date of completion.

          B. Additional labor coverage: In the event a component repaired or overhauled by FSI fails for reasons not caused by FSI's workmanship or materials replaced during the repair or overhaul, FSI will provide its labor for the repair of such defect at no cost to the customer, provided the failure occurs within six (6) Months of the completion of such repairs or overhaul and the component, has not been misused, tampered with or had maintenance performed other than by FSI. The cost of any replacement parts required to correct the defect shall be born by the Customer, unless such part was replaced during the initial overhaul or repair.

          C. All warranties ( if any ) of any manufacturer with respect to parts or third party Repair Station with respect to services ( Including component overhaul repair and overhaul services) are hereby assigned to Customer, FSI may assign all warranties to any operator of the aircraft.

VII       TERMS AND CONDITIONS

          A. Terms of payment for work performed shall be 2/10 Net 30 days. Progress payments will be made at mutually agreed stages as FSI supplies invoices for work completed.

          B All aircraft shall be kept by FSI at all times in a hangar on its premises.

          C.        Indemnification:

          1 FSI agrees to indemnify, and hold harmless Customer, its affiliates, directors, officers, employees and agents from and against all loses, including costs, fees and expenses incident thereto, by reason of claims for injury to or death of any person (including but not limited to any officer, employee, or agent of Customer) or destruction or damage arising out of or in any way connected with the performance of the services under this agreement, to the extent the injury, death destruction or damage results from the negligence or willful misconduct of FSI, its affiliates, officer, directors, employees, agents or sub-contractors

          2 FSI agrees to defend, indemnify and harmless Customer, its affiliates, directors, officers, employees and agents from and against all loses, including costs, fees and expenses incident thereto, by reason of claims for injury to or death of any officer, employee or agent of FSI asserted against customer and, except as otherwise provided in section VI
                    (C)(1), Customer agrees to defend indemnify and hold harmless FSI, its affiliates, directors, officers, employees or agents from and against all loses, including costs, fees and expenses incident thereto, by reason of claims for injury to or death of any officer, employee or agent of customer asserted against FSI.

VIII      INSURANCE

          A.        FSI agrees to maintain the following insurance coverages:

          1. Workers Compensation as statutorily required in the State of South Carolina

          2. Hanger keeper's legal liability Insurance in an amount not less than Seven Million dollars ($7,000,000.00).

          3. FSI agrees to increase the hangar keeper's legal liability Insurance cover limited of $7,000,000.00 mentioned in Section A.2 above to preferably in excess of, but in no event less than USD $20,000,000.00 effective January 1, 2000. ($20,000,000.00 limit subject to review based on the total equipment value in the care, custody, and control of FSI.)

          4. Force Majeure: FSI shall not be held liable for failure to perforrn obligations hereunder due to force majeure. For the purpose of this Agreement, Force Majeure shall meant acts of God, strikes, lockouts, wars, or other industrial disturbances.

          5. Comprehensive Liability insurance in an amount consistent with industry standards including but not limited to premises and products liability. Such insurance shall (1) name Customer, its directors, officers, agents and employees as additional insured as respects this agreement, (2) shall be primary without right of contribution from other insurance carried by customer, and (3) cover the contractual liability for the indemnity agreement

          B.

                    All insurance policies required in this paragraph shall contain a provision to provide Customer with a written notice of cancellation, change or non-payment of premium with respect to the coverages required herein no less than thirty (30) days prior to the effective date of such cancellation, change or non-payment of premium.

          C. FSI agrees to furnish Customer a certificate of insurance evidencing the insurance coverages required under this paragraph at any time requested to do so.



------------------------------------   ------------------------------------
Paul J. Marten                         Representative
Vice President, Maintenance            Saab Aircraft Leasing Inc.
Flight Systems Inc.

FLIGHT SYSTEMS INC.
A DIVISION OF AVIATION TECHNOLOGIES GROUP

                                                             FLIGHT SYSTEMS INC.
                                                    MYRTLE BEACH, SOUTH CAROLINA

                    INSPECTION ON FLEET OF THREE (3) DASH 8-300 SERIES AIR CRAFT

                                                                    PRESENTED TO

                                                         BAHAMASAIR HOLDINGS LTD

                           THIS AGREEMENT AND SUPPORTING INFORMATION IS STRICTLY CONFIDENTIAL AND FOR BAHAMASAIR HOLDINGS LTD INTERNAL EVALUATION ONLY

                                                          DATE:- 26TH MARCH 1999

                               TABLE OF CONTENTS

I.        Aircraft Inspection...................................................
II.       Inspection information................................................
III.      Aircraft Scheduling and Downtime......................................
IV.       Material Services.....................................................
V.        General/Specific Information..........................................
VI.       Terms and Conditions..................................................

I         AIRCRAFT INSPECTION

                    Flight Systems Inc. (FSI) will perform the following request for Bahamasair Holdings LTD Future Maintenance and Inspections will depend on the performance, timely disposition, and satisfaction of both parties.

          A.        Comply with Customer supplied work package

                    Flat Rate Price (per aircraft)....................$ 61685.00
                    (Price includes pre-inspection, washing/cleaning, opening aircraft, inspection, closing aircraft, runs, and functional checks)

II        INSPECTION INFORMATION

          A. Any discrepancies found from the Inspection will have the corrective man-hours estimated and approved by a Bahamasair Holdings LTD technical representative prior to beginning rectification.

          B. BAHAMASAIR HOLDINGS LTD AIRCRAFT NON-ROUTINE MAINTENANCE LABOR RATE IS $40.00/PER MAN-HOUR MECHANICS, AND $45.00/MAN-HOUR AVIONICS.

                    FLIGHT SYSTEMS INC. OVERTIME RATE IS $10.00 PER HOUR PLUS STRAIGHT TIME.

          C. No overtime will be charged unless requested by the customer. If overtime is desired it will be performed with prior authorization from Bahamasair Holdings LTD

          D. Bahamasair Holdings LTD will provide technical assistance for the duration of the project to approve all non-routine items.

          E. Inspection buy-back (Inspectors inspection and sign-off) hours for all non-routine items will be invoiced at actual inspection man-hours or ten percent (10%) of the total non-routine labor hours, whichever is less.

          F. Any additional service bulletins and/or A.D. compliance requested during the inspection will be flat rated at $40.00 per man hour.

          G. Any components and/or accessories removed per inspection procedures or by customer request will be bench checked, repaired, or overhauled as required with prior customer authorization at the separate component shop rates and billed on a separate invoice.

III       AIRCRAFT SCHEDULING AND DOWNTIME

          A. FSI's downtime is based on completion of the Inspection and Rectification of non-routines per the following schedule:

                     1.        Input:  APRIL 12TH 1999
                              Deliver: THREE (3) WEEKS

                    2.        Input:  MAY 24TH 1999
                              Deliver: THREE (3) WEEKS

                    3.        Input:  SEPTEMBER 1999
                              Deliver: THREE (3) WEEKS

                              (This schedule is based on a 2 shift/ 7 day a week worlc schedule with approximately 6-10 mechanics per shift)

          B. Scheduled are predicated on adequate availability of parts from Bahamasair Holdings LTD, the aircraft manufacturer, or outside vendors, as applicable.

          C. Any additional modifications, Service bulletins, etc., may require additional downtime.

IV        MATERIAL SERVICES

          A.        Inventory Control/ Warehousing

                     1.        FSI will maintain and control, in a secure area,
                              any inventories consigned by Bahamasair Holdings LTD as well as any parts purchased by FSI for exclusive use on this project.

                    2. FSI will require each Inspection pre-draw package to be pre-staged at FSI's facility five (5) days prior to aircraft input to insure proper coordination.

                    3. FSI will store Bahamasair Holdings LTD Aircraft supplied critical high-use items to insure projected turn time.

                    B.        Purchasing

                    1. FSI will provide, as a part of this proposal, coordination of any return orders to the appropriate vendor.

                    2. FSI will establish an in-house purchasing contact so as to expedite any parts issues from Bahamasair Holdings LTD

                    3. Bahamasair Holdings LTD reserves the option to supply any or all parts required for this project. any parts Liat(1974) LTD. request FSI to purchase, as well as the purchase of miscellaneous materials, will be billed to Bahamasair Holdings LTD at FSI's cost plus twelve percent (12%). There will be a two percent (2%) handling service charge assessed on all parts purchased and shipped into FSI from Bahamasair Holdings LTD This charge will be assessed on the published retail price by reputable vendors of copies of invoices supplied by Bahamasair Holdings LTD

                    4. Outside Services will be invoiced at FSI's cost plus fifteen percent (15%).


V         GENERAL INFORMATION

          A. Consumables, shop supplies, etc., will be charged at two percent (2%) of non-routine labor only, not to exceed $1500.00 per aircraft.

          B. Bahamasair Holdings LTD agrees to pay any freight required for this project and will be billed at FSI's cost.

          C. FSI will provide a dedicated technical representative's office and secretarial support (if required).

VI        WARRANTIES

          A. FSI warrants it's workrnanship for a period of ninety (90) days from the date of completion.

          B. All manufacturer's parts warranties will be in effect by the appropriate manufacturer. FSI will assist Bahamasair Holdings LTD in obtaining any warranty considerations for any parts purchased by FSI.

VII       TERMS AND CONDITIONS

          A. Terms of payment for work performed shall be based on the inspection estimate. The inspection estimate ($61685.00) is to be paid as a deposit upon aircraft input. Progress payments will be made at mutually agreed stages as FSI supplies invoices for work completed.

          B. FSI and Bahamasair Holdings LTD shall indemnify, defend, and hold the other harrnless from claims and causes of action of every character arising out of the perforrnance of this agreement, which are asserted against the indemnity by any person (including, without limitation, FSI and Bahamasair Holdings LTD employees) for personal injury, death, or loss of or damage to property resulting from the active or passive negligence or willful misconduct of the indemnitor.

VIII      INSURANCE

          A. FSI and Bahamasair Holdings LTD agree to maintain general Liability Insurance in amount in accordance with established Industry Standards and Workman's Compensation as required under the laws of the State of South Carolina.

          B.        FSI agrees to maintain the following insurance coverages:

                     1.        Workers Compensation as statutorily required in
                              the State of South Carolina

                    2. Hanger keeper's legal liability Insurance in an amount not less than Seven Million dollars ($7,000,000.00).

                    3. Bahamasair Holdings LTD agrees to maintain Comprehensive Liability Insurance on the aircraf/occupants for operation after said aircraft has departed the FSI facility. Such insurance shall cover the contractual liability for the indemnity agreement stated above.

           C. All insurance policies required in this paragraph shall contain a provision to provide the Additional Insured with a written note of cancellation or change the coverage required herein no less than thirty (30) days prior to the effective date of such cancellation or change.

          D. Force Majeure: FSI shall not be held liable for failure to perform obligations hereunder due to force majeure. For the purpose of this Agreement, Force Majeure shall meant acts of God, strikes, lockouts, wars, or other industrial disturbances.



------------------------------------   ------------------------------------
Paul J. Marten                         Hubert Adderley
Vice President, Maintenance            AGM Maintenance & Engineering
Flight Systems Inc.                    Bahamasair Holdings Ltd.

Form AARSA-01
Rev. 16 (01-96)

                           Repair Services Agreement

This Repair Services Agreement is made effective as of the ____ day of __________,19__ between Business Express Airlines, Inc., a Delaware corporation with its principal place of business at 55 Washington St.; Suite 300; Dover, NH 03820 (herein "Customer") and Flight Systems, Inc., a _______________________,
with its principal place of business at ____________________ herein ("Contractor").

                              Terms and Conditions

1. Services. Subject to the terms and conditions of this Agreement, Customer agrees to purchase and Contractor agrees to provide the repair services (the "Services") for the components, equipment and parts (the "Articles") described in the attached Exhibit A as Customer may request from time to time. Contractor shall also perform additional services (the "Additional Services") agreed upon by the parties from time to time as evidenced by the execution of an Additional Services/Work Change Authorization, in form and scope substantially similar to the attached Exhibit B. For ease of drafting, Services and Additional Services are sometimes hereinafter referred to collectively as Services. Contractor acknowledges that this Agreement is not exclusive and that Customer may, at its option, engage another contractor to perform, or itself perform, any or all of the Services.

2. Charges. In consideration of Contractor's performance of the Services, Customer shall pay or cause to be paid to Contractor the charges set forth in Exhibit A and the amounts agreed upon in the Additional Services Authorization Form for Additional Services. At or following completion of the Services, Contractor shall submit to Customer an invoice for the performance of the Services to the address identified in Exhibit A, or such other place as Customer may advise Contractor in writing. Payment to Contractor shall be made in U.S. Dollars to the address identified in Exhibit A, and shall be paid within 2%/Net 10 or thirty (30) days following Customer's receipt of Contractor's properly documented invoice. In the event that Customer in good faith disputes any invoiced amount, within thirty (30) days following receipt of the invoice Customer will notify Contractor in writing of any disputed amount and submit payment for all undisputed amounts in accordance with this Section. The unpaid disputed amounts will be resolved by mutual negotiations of the parties. No payment by Customer shall be deemed an acceptance of the Services and Customer shall have the right to recover any amounts previously paid in error. Contractor shall keep full and accurate records of all costs and labor billed in connection with performance of the Services and shall make such records available for audit by Customer until three (3) years after the expiration or earlier termination of this Agreement. Contractor shall further ensure all subcontractors performing Services hereunder will likewise keep such records and make them available to Customer for audit upon request for up o three (3) years following their performance of any Service by the subcontractor.

3. Term. The term of this Agreement (the "Term") shall commence upon execution of this Agreement by both parties and shall, unless earlier terminated in accordance with the terms hereof, end on the date set forth in Exhibit A. Customer shall have the right to renew the term of this Agreement as described in Exhibit A, with the charges for the Services being subject to renegotiations for the Renewal Term. Customer reserves the right, in its sole and absolute discretion, to terminate this Agreement at any time with thirty (30) days prior written notice to Contractor. Upon expiration or earlier termination of this Agreement, Contractor shall complete all Services in process and shall protect and return all of Customer's property in its possession.

4. Contractor Representations. Contractor hereby represents and warrants to Customer the following:

   (a) Contractor is and will remain the holder of the FAA Repair Station Certificate identified in Exhibit A and is authorized under 14 C.F.R. Part 121/145 to perform the Services set forth herein. Contractor shall immediately notify Customer upon any suspension, revocation, change or deletion of its FAA authorization.

   (b) Contractor has and will maintain during the term of this Agreement, a Drug Testing Program under its administration and control that has been approved by the FAA, in full compliance with FAR Part 121 Sections 121.429,
   121.455 and 121.457. Contractor shall immediately notify Customer of any changes to the FAA approval of its Drug Testing Program.

   (c) Contractor is duly organized and validly existing and has the power and authority to execute and deliver, and to perform its obligations under this Agreement. Contractor's execution and delivery of this Agreement and the performance of its obligations hereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its certification of incorporation or by-laws (or equivalent constituent documents) or any law, regulation or contractual restriction binding on or affecting Contractor or its property.

   (d) This Agreement is Contractor's legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law).

5. Turn Times. Contractor shall perform the Services within the turn times set forth in Exhibit A and the Additional Services within the turn times set forth in the Additional Services Authorization Form (Exhibit B). Contractor acknowledges that time is of the essence in performance of the Services. Customer may pursue any remedy available at law or in equity.

6. Excusable Delays. Contractor shall be excused from performance of the Services to the extent that such performance is delayed by reasons beyond the reasonable control of Contractor (an "Excusable Delay"), provided the Excusable Delay is not occasioned by the fault or negligence of the Contractor. Delays by Contractor's subcontractors shall in no event be an Excusable Delay. Any Excusable Delay shall last only as long as the event remains beyond the control of the Contractor and only to the extent that it is the primary cause of the delay. Contractor shall use its best efforts to minimize the effects of any Excusable Delay and shall notify Customer immediately upon the occurrence of such an event. If the Excusable Delay lasts in excess of ten (10) days. Customer shall have the right to terminate this Agreement or employ third parties to perform the Services at the Contractors facility.

7. Delivery/Redelivery. All Articles upon which the Services are to be performed shall be delivered by Customer, at its sole cost and expense, to Contractor's repair facility. Articles may be accompanied by a return order in a form similar to the attached Exhibit C; provided, however, no provision of any individual return order which contains terms or conditions different from the terms and conditions of this Agreement shall be construed as a waiver, amendment or modification of this Agreement. Upon completion of the Services, Contractor shall redeliver the Articles to Customer at the F.O.B. Point designated in Exhibit A in the same or comparable shipping container to that in which the Articles were received by Contractor. Contractor shall use any carrier designated by Customer and shall invoice Customer for the actual cost of such shipping without mark-up. From receipt of any Article until redeliver as provided herein, Contractor shall be fully responsible for any loss or damage to an Article.

8. Performance Standards. Contractor shall perform the Services in accordance with the relevant specifications described in Exhibit A and shall perform the Additional Services in accordance with the specifications set forth in the applicable Additional Services/Work Change form. Customer shall have the right to change the specifications from time to time as it deems necessary; provided, however, any change affecting the cost of any parts required to perform the Services by more than five percent (5%) or in a change of five percent (5%) or more in the number of man-hours required to perform any Service, shall entitle Contractor to an adjustment in the charge and turn time for such Service, as agreed upon by the parties in writing. Any deviation from the specifications must have the prior written authorization of Customer the Additional Services/Work Authorization form.

9. FAA Compliance. Contractor warrants that Services performed hereunder will comply with all applicable laws, including without limitation, all Federal Aviation Administration ("FAA") orders or regulations and any other United States Regulatory Agency or body having jurisdiction over the Services. Contractor shall at all times meet the technical and operational requirements of an FAA Certificated Repair Station.

10. Provision and Management of Parts. Except as otherwise notified by Customer in writing Contractor shall provide all parts and materials necessary for the performance of the Services. Contractor shall be responsible for the timely procurement of such parts and materials to ensure completion of the Services in accordance with the terms and conditions of this Agreement. All parts used by Contractor shall be secured only from sources which can trace their origin to the manufacturer and be of a part number and modification status as listed and identified in Customer's applicable Illustrated Parts Catalog. Any deviation from the applicable Illustrated Parts Catalog must have written authorization via an Engineering Authorization from Customer's Engineering Group prior to the use of such part. Material certification slips, where applicable, shall be retained by Contractor and copies supplied with the parts upon installation. Customer reserves the right, at its sole discretion, to furnish to Contractor any parts or material for the performance of the Services, which parts and materials shall be delivered to Contractor by no later than the arrival at Contractor's facility of the Articles upon which the Services are to be performed. At no cost to Customer, Contractor shall maintain a material management organization staffed to handle the receiving, inventory, warehousing, quality control, inspection, storage, transportation, packaging, issuance and disposition of parts. In that regard, Contractor shall accumulate, store and assume full responsibility for all parts supplied by Customer, unserviceable recoverable parts and scrap material and shall provide Customer with a monthly inventory of such items. Customer shall give Contractor, at least quarterly, directions on the disposition of all such parts and materials.

11. Monitoring of Work. Customer shall have the unrestricted right to monitor performance of the Services in progress. For that purpose, Contractor shall permit Customer's agents or employees to enter Contractor's facilities when the Services are being performed. Contractor shall impose an identical requirement on any subcontractor performing Services as permitted hereunder.

12. Record Keepinq Requirements. Contractor shall maintain, and shall require all its subcontractors to maintain, all records in connection with the Services as required by Customer or by the FAA, in a format approved by Customer. Contractor shall supply to Customer all such records, including those maintained by subcontractors, upon redelivery of Article. In particular, and not by way of limitation, Contractor shall return with each Article upon which Services are performed, a properly executed FAA Form 8130-3 Airworthiness Approval Tag, with Customer's ESO number referenced, and a repair findings report. Contractor shall also obtain and provide to Customer, proper approval for any repairs that require OEM or FAA substantiation.

13. Use of Subcontractors. Contractor may have any of the Services performed by subcontractors after first obtaining the prior written consent of Customer. Customer reserves the right to require Contractor refrain from the use of a particular subcontractor. Nothing in this Agreement shall create any contractual relationship between Customer and any such subcontractor and no subcontract shall relieve Contractor of its obligations hereunder should the subcontractor fail to perform in accordance with the provisions of this Agreement. Customer shall have no obligation to pay or to see to the payment of any moneys to any subcontractor; provided, however, Customer reserves the right to make payment directly to any subcontractor (or jointly to such subcontractor and Contractor) in such amount as Customer determines necessary to protect itself and its equipment from claims arising out of Services performed or parts provided by a subcontractor. Customer will notify Contractor of any subcontractor's claim and with give Contractor a reasonable opportunity to cure. If Contractor fails to cure such claim, Customer may, but shall not be required, to pay the subcontractor's claim and reduce such payment from amounts owed to Contractor. Customer shall incur no liability as a result of any such payments made pursuant to this Section.

14. Warranties. With respect to the Services performed for Customer hereunder, Contractor warrants that the Services will (i) conform in all respects to the requirements of this Agreement, (ii) be free from all defects, whether patent or latent, in materials and workmanship for the period specified in Exhibit A following redelivery of any Article upon which Services are performed, (iii) be suitable for the purposes intended whether expresses or reasonably implied, and
(iv) be free and clear from all liens, charges and encumbrances of any kind whatsoever resulting from Contractor's performance of the Services. To the extent any parts are covered by any warranty made by the manufacturer or Contractor of such parts, Contractor hereby assigns to Customer all of Contractor's right, title and interest to such warranties.

         Contractor's liability for breach of the warranties set forth above (a "Defect") shall be, at Customer's option, reservicing, repairing or replacing all or any portion of the Defect, and to the repair or replacement of any other item of equipment which has been returned to Contractor and, in the reasonable determination of Customer and Contractor, has suffered damages caused by the Defect in the warranted part or Services. Contractor shall further be responsible for (i) reasonable transportation charges incurred by Customer for return of Articles containing a Defect and any other Articles suffering damage as a result of such Defect, and (ii) the expenses incurred by Customer in the removal and reinstallation of any such Articles.

         At Customer's option it may repair, or obtain the repair of, any Defect and any damaged Article resulting therefrom. In that event, Contractor shall reimburse Customer all costs and expenses incurred in connection with the repair as substantiated by Customer to Contractor.

15. Indemnification. Contractor hereby releases and agrees to indemnify, defend, and hold harmless Customer, its parent company, subsidiaries and affiliates, and their respective officers, directors, agents and employees (collectively herein the "Indemnified Parties") from and all liabilities, damages, losses. expenses, claims, suits or judgments (including without limitation all attorney's fees, costs, and expenses in connection therewith or incident thereto), for the death of or bodily injury to any person including, without limitation Contractor's employees) and for the loss of, damage to or destruction of any property whatsoever in any manner arising out of the performance of the Services, except to the extent such injury, death or damage arising directly out of the negligence or willful misconduct of an Indemnified Party.

16. Independent Contractor. Contractor is an independent contractor and personnel used or supplied by Contractor in performance of this Agreement shall be and remain employees or agents of Contractor, and under no circumstances are such personnel to be considered employees or agents of Customer. Contractor shall have the sole responsibility for supervision and control of its personnel. Each party assumes full responsibility for any and all liability on account of bodily injury to or death of any of its own employees occurring in the course of their employment.

17. Insurance. Throughout the term of this Agreement. Contractor shall maintain in full force at its expense, the following insurance:

    (i) Hangarkeepers Liability Insurance with limits of not less than U.S.$7,000,000 per Customer aircraft in Contractor's possession; and

    (ii) Contractor agrees to increase the Hangarkeepers legal liability insurance coverage limited to $7,000,000 mentioned in Section 17(i) above to preferably in excess of, but in no event less than USD $20,000,000 effective February 1, 2000.

    (iii) Comprehensive Liability Insurance in an amount not less than $10,000,000 including but not limited to premises and products liability. Such insurance shall (1) name Customer, its directors, officers, agents and employees as additional insured as respects to this agreement, (2) shall be primary without right of contribution from other insurance carried by Customer and (3) cover the contractual liability for the indemnity agreement.

    (iv) Worker's Compensation and Employer's Liability insurance in the statutory amount required by the State where the Services are performed.

Contractor shall have its insurers provide certificates of insurance evidencing the coverage's required herein, and such insurance certificates shall also include the following special provisions:

    (a)   The Indemnified Parties shal1 be included as additional insureds.

    (b) The insurer(s) shall accept and insure the indemnification and hold harmless provisions of Section 15.

    (c) The insurer(s) shall waive any rights of subrogation they may or could have against any of the Indemnified Parties.

    (d) Such insurance shall be primary without right of contribution from any insurance carried by the Indemnified Parties.

    (e) Such insurance shall not be invalidated with respect to any of the Indemnified Parties by any action or inaction of Contractor, and shall insure each of the Indemnified Parties regardless of any breach or violation of such policy by Contractor.

    (f) The insurer(s) will give at least thirty (30) days prior written notice to Customer before any adverse change in the coverage of such policies.

18. Confidentiality. Customer and Contractor each agree that all information communicated to each other in connection with this Agreement will be received in strict confidence and will not be disclosed, transferred, used or otherwise made available by the party receiving such information (the "Recipient") to any third party without the prior written consent of the party disclosing the information (the "Disclosing Party"). In that regard, each party agrees to exercise care that is at least equal to the care it uses to protect the confidentiality of its own confidential and proprietary information of similar importance to prevent the disclosure to outside parties or the unauthorized use of such information. This Section shall not be violated by disclosure of information which (i) at the time of disclosure is publicly available or becomes available through no act or omission of the Recipient, (ii) is disclosed to the Recipient by a third party which did not acquire the information under an obligation of confidentiality, (iii) can be shown by credible evidence to have already been in the possession of the Recipient at the time of disclosure hereunder, or (iv) is disclosed as required by court order or as otherwise required by law, on the condition that notice of the requirement for such disclosure is given to the Disclosing Party prior to making any disclosure and the Recipient cooperates in resisting the requirement for such disclosure as the Disclosing Party may reasonably request. In the event either party violated or threatens to violate the provisions of this Section, the other party shall be entitled to obtain from a court of competent jurisdiction preliminary or permanent injunctive relief, in addition to any other remedies available at law or in equity.

19. Customer's Right to Use Documentation. Customer shall have the royalty-free right to use and disclose for the purposes of the sale, use, maintenance or lease of any of its aircraft, any written documentation or information received from Contractor which is required for use in the operation and maintenance of such aircraft. Customer shall also have the unlimited right to duplicate said written documentation for the purposes set forth above.

20. Event of Default and Remedies. The following events shall constitute non-exclusive events of default:

    (i) If either party shall fail in the performance of any of the obligations contained in this Agreement, which failure shall continue uncured for a period of thirty (30) days following written notice from the other party.

    (ii) If either party shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent or shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statute, law or regulation of the United States or shall seek or consent to or acquiesce in the appointment of any trustee, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

    (iii) If a petition shall be filed against either party seeking any reorganization, composition, readjustment, liquidation or similar relief under any present or future statute, law or regulation of the United States and shall remain undismissed or unstayed for an aggregate ot ninety (90) days (whether or not consecutive), or if any trustee, receiver or liquidator of either party is appointed, which appointment shall remain unvacated or unstayed for an aggregate of ninety (90) days (whether or not consecutive).

    (iv) If any representation or warranty made by any party herein or made in any statement or certificate furnished or required hereunder, or in connection with the execution and delivery of this Agreement proves untrue in any material respect as of the date of the issuance or making thereof.

Upon the occurrence of any Event of Default, the non-defaulting party shall be entitled to terminate this Agreement in all respects and shall further be entitled to all remedies under applicable laws, which remedies shall be cumulative and not exclusive.

21. Notices. Unless otherwise specified by the parties, all notices, approvals, requests, consents and other communications given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when received if hand-delivered, sent by telex, sent by overnight courier or sent by United States certified or registered mail, addressed to the notices addresses set forth in Exhibit A, or to such other persons or addresses as may be subsequently specified by either party in writing.

22. Assignment. This Agreement shall inure to the benefit of and be binding upon each of the parties and their respective successors and assigns, but neither the rights nor the duties of either party under this Agreement may be voluntarily or involuntarily assigned, in whole or part, without the prior written consent of the other party.

23. Change of Control. Customer shall have the right, exercisable in its sole discretion, to immediately terminate this Agreement upon any Change of Control of Contractor. Contractor shall notify Customer at least thirty (30) days before any such Change of Control, subject to the requirements of applicable law and Customer's entering into a customary Confidentiality Agreement with respect of any such disclosure. For purposes of this section, a Change of Control means any transaction in which thirty-five percent (35%) or more of the capital stock or assets of the Contractor directly or indirectly changes hands.

24. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND GOVERNED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS.

26. Merger. This Agreement sets forth the entire agreement of the parties and shall supersede any previously executed agreements or oral understandings between the parties or any representations, claims or other statements not contained herein which relate to the subject matter of this Agreement.

27. Savings Clause. If any provision of this Agreement is declared unlawful or unenforceable as a result of final administrative, legislative or judicial action, the parties agree that the Agreement shall be deemed to be amended to conform with the requirements of such action and that all other provisions herein shall remain in full force and effect.

28. Waiver Clause. No failure or delay by either party in requiring strict performance of this Agreement and no previous waiver or forbearance of the terms of this Agreement by a party hereto and no course of dealing, shall in any way be construed as a waiver or continuing waiver of any provision of this Agreement.

29. Survival. Notwithstanding anything herein to the contrary, Sections 2, 14, 15, 17, 18, 19, 24, and 25 shall survive the expiration or termination of this Agreement.

IN WITNESS WHEREOF, the Customer and Contractor have entered into this Agreement effective as of the date set forth above.

Flight Systems, Inc.                  Business Express Airlines, Inc.

By: __________________________        By: ___________________________

Title: _______________________        Title: ________________________

                                   EXHIBIT A

                                       TO

                           REPAIR SERVICES AGREEMENT

Description of Services:

WHEREAS, Contractor maintains a ground organization and ground facilities at Myrtle Beach, for the provision of Aircraft Maintenance; and

WHEREAS, Customer desires to have Contractor furnish certain aircraft heavy maintenance inspection and rectification of findings, in addition to a work scope containing "return condition" items approved by Customer and Contractor desires to furnish such services

Articles:

Customer plans (but does not guarantee) to input six (6) Saab 340 aircraft, nose-to-tail, Starting the later part of November, 1999.

Turn Times:

Customer has based all planning on a thirty (30) day turn-time for each aircraft input into Contractor's Facility. Contractor will commit to not less than 560 man-hours per week for each aircraft in order to meet the thirty (30) day turn-time. Customer will permit Contractor to perform maintenance activities as directed by Saab Aircraft Leasing (Saab) on all Customer return aircraft as long as these maintenance activities do not impact the aircraft downtime. Contractor will promptly advise Customer of any activities that could possibly impact aircraft downtime. These activities will be invoiced to Saab on a separate work order. All non routine maintenance items generated as a result of Saab directed maintenance will be invoiced to Saab Aircraft Leasing under a separated contract with Saab.

Charges:

1) Labor Rate(s) will be invoiced at:

      A&P Mechanic -                          $42.00/ labor hour

      Avionics Tech -                         $45.00/ labor hour

      Overtime Hours Approved By Customer -   +$10.00/ labor hour

      Routine Inspection Only Flat Rate -
      4000Hr, C,C1, MRB Attachment            $19.950.00

      Routine Inspection Only Flat Rate -
      6/4 Year                                $13,440.00

Once a discrepancy is generated as a result of the routine inspection, the projected man-hours to rectify the write-up and the materials required for the write-up will be researched. The man-hours to rectify the discrepancy will be entered into the non-routine work card and will then be presented to Customer Representative. Once the discrepancy is approved for work, the material will be procured and the work performed.

2) Inspection/Handling Charges for Customer Supplies Parts and Materials will be invoiced at:

      Three (3%) of Customer non-routine labor hours

3) Flat Rate Charge for Supplies and Free Stock will be invoiced at:

      Two (2%) of Customer non-routine labor hours

4) Customer is responsible for all freight charges associated with this program and will provide a freight account number to Contractor. All freight not invoiced directly to Customer will be invoiced at the outside services rate. FedEx Account number 1504-7207-3

5) Waste Disposal Fee will be invoiced at:

      One (1%) of Customer non-routine labor hours

6) Outside Services will be invoiced at actual outside service cost plus:

      Twelve (12%) percent

7) Contractor supplied parts will be invoiced at actual invoice cost plus:

      Fifteen (15%) percent

Invoice Address

Business Express Airlines, Inc.
55 Washington St.
Dover, NH 03820

Attn: Accounts Payable

Payment Address

Term:

The term of the Agreement shall upon the complete execution of the Agreement and continue until May 30, 2000. Customer shall have the right to renew the term of the Agreement, at its option, for an additional three option periods of thirty (30) days each by providing written notice to Contractor prior to expiration of the original term of this Agreement.

Contractor FAA Repair Station Certificate.

Location: Myrtle Beach, SC     CRS #: F97R486N

FOB Point:

Myrtle Beach, SC

Warranty Period

Contractor expressly warrants that all of the parts and services furnished by Contractor under this Agreement will conform to applicable specifications, and will be free from any defects in materials and workmanship for a period of six
(6) month from the date of completion. All warranties, whether expressed or implied, shall run to American Eagle, its successors, assigns and any person or entity claiming by or through American Eagle. The warranties created hereunder shall not be deemed exclusive and do not in any way limit any claims American Eagle may have, or American Eagle's legal or equitable rights or remedies against Contractor with respect to any of the parts and services to be provided hereunder.

Notice Address:

If To Customer:

Mr. Mike Trochalkis
Business Express Airlines, Inc.
55 Washington St.
Suite 300
Dover, NH 03820

Tel - (603) 740-3032
Fax - (603) 740-3130

If to Contractor:

Mr. Paul Martin
Flight Systems, Inc.

Tel - (843) 477-0350
Fax - (843) 477-0352

                                   EXHIBIT B

                 ADDITIONAL SERVICES/WORK CHANGE AUTHORIZATION

Date:                                         Number:

In accordance with the terms and conditions of the Repair Services Agreement dated ____________________ between Customer Airlines, Inc. and the Contractor listed below, the following Additional Services/Changes are hereby authorized:

Additional Services/Changes Authorized

Specifications

Current Scheduling Impact: Yes___       No___

Turn Time or Scheduling Delay

Warranty, if different than provided under the Agreement

Charges

APPROVED AND AUTHORIZED BY: _______________________________________
                              Customer (Director of Maintenance)

APPROVED AND AUTHORIZED BY: _______________________________________
                              Contractor

                                   EXHIBIT C

                               RETURN ORDER FORM

                                 SCHEDULE 4.19
                                 REAL PROPERTY

The Seller owns no real property

                                 SCHEDULE 4.20
                                   INSURANCE

List of Insurance policies
1. Hangar Keepers - Commercial General Liability Aviation Policy
   Carrier - National Union Fire Insurance Company of Pittsburgh, PA Policy No. AP 3388405-01
   Producer - Hope Aviation Insurance Company
   P.O. Box 5677
   Columbia, SC 29250
   Coverage - $7,000,000
   Term March 5, 1999 - March 5, 2000

2. Workman's Comp
   Carrier - Wausaw Insurance company
   Policy No. 1410-00-150793
   term June 16, 1999 - June 16, 2000

3. Health
   Carrier - Blue Cross/Blue Shield of SC
   Group Contract No. 05-31871-01-0
   term April 1, 1999 - March 31, 2000

List of Workman's Comp Claims is attached hereto

                          LOSS CONTROL RISK EXPERIENCE

GE    1                                           REPORT DATE 01-26-2000
                                                  REPORT NBR   ADD257.01

          ACCOUNT NUMBER 14-150793      FLIGHT SYSTEM, INC.
          PRODUCER        2-000930      3301 MUSTANG ST
          INDUSTRY            4581      MYRTLE BEACH, SC
          ASSOCIATION CODE     000


                                                                      EXPER    EARNED     CLAIM   INCURRED   LOSS
POLICY NUMBER   POLICY/RATE PERIOD        PK    POLICY DESCRIPTION    MODIF    PREMIUM    COUNT    LOSSES    RATIO
------------------------------------------------------------------------------------------------------------------
10-00-150793    06-16-1999 TO 06-16-2000  380   WORKERS COMPENSATION   94      9,540 EST   9       6,428      67

                          LOSS CONTROL RISK EXPERIENCE

GE    2                                           REPORT DATE 01-26-2000
                                                  REPORT NBR   ADD257.01

      LISTING OF MAJOR AND MINOR CLAIMS FOR POLICY 1410-00-150793 1999-06

       MINIMUM CLAIM AMT                0 KEYWORD               CLASS      CLAIMANT

CLAIM KEY     CLAIMANT      CLASS ACCID DT  O/C  ******   INJURY/ACCIDENT   ******     PAYMENTS    OUTSTANDING    INCURRED
--------------------------------------------------------------------------------------------------------------------------
66174060      GORE A        07-15-1999       C   FALL     STAIR     STR       BCK L         635           0            635
66174380      GLIDEWELL R   07-27-1999       O   FALLOFF  AIRCRAFT  SPR       WRIST       3,179         821          4,000
66174440      STENBACK R    10-30-1999       C   TURNING  NA        SPR       KNEE          757           0            757
609025699     GUNTER J      08-11-1999       C   FALL     FLOOR     PAIN      BCK L         355         N/A            355
610013999     SCHANEL M     10-09-1999       C   CUT BY   BLADE     LAC       HAND          303         N/A            303
610014099     KELLIS R      10-08-1999       C   STRK AG  BLADE     LAC       HEAD          103         N/A            103
610022599     RECKER D      06-24-1999       C   STRK AG  BIN       LAC       SCALP         108         N/A            108
610028599     MOREHOUSE R   10-22-1999       C   HANDLNG  METAL BAR LAC       HAND          167         N/A            167
612004499     STANLEY W     12-04-1999       C   +FOR RE  CORD ONLY NO ME     DICAL           0         N/A              0

                                                 TOTAL MAJOR CLAIMS      3                4,571         821          5,392
                                                 TOTAL MINOR CLAIMS      6                1,036         N/A          1,036
                                                 REPORT TOTALS           9                5,607         821          6,428

                      * * * END OF REPORT ADD257.01 * * *

                                 SCHEDULE 4.24
                                     TAXES

N/A

                                 SCHEDULE 4.25
                              GOVERNMENT CONTRACTS

N/A

                              FLIGHT SYSTEMS, INC.

                        COMPARATIVE FINANCIAL STATEMENTS
           FOR THE FOURTEEN (14) MONTH PERIOD ENDED FEBRUARY 15, 2000
               AND FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                               PREPARED 02/15/00

                     WORKING COPY -- FOR INTERNAL USE ONLY

                         NOT INTENDED FOR DISTRIBUTION

                              FLIGHT SYSTEMS, INC.

                                 BALANCE SHEETS
           FOR THE FOURTEEN (14) MONTH PERIOD ENDED FEBRUARY 15, 2000
               AND FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                     ASSETS

                                                         2000          1998          1997
                                                      (14 Months)   (12 Months)   (12 Months)
                                                      -----------   -----------   -----------
CURRENT ASSETS
  CASH (OVERDRAFT) IN BANKS                           $  (39,055)   $   (2,638)   $   (4,148)
  CASH-ESCROW TRUST ACCOUNT                               30,503        16,704        13,599
  ACCOUNTS RECEIVABLE, NET OF ALLOWANCE FOR DOUBTFUL
     ACCOUNTS                                            472,764       347,244        --
  PREPAID EXPENSES                                         7,306        --            --
  INTERCOMPANY TRANSACTIONS                               29,302        13,595        --
  ADVANCES TO EMPLOYEES                                        0           395
  INVENTORIES                                            287,191       174,972        --
  INCOME TAX CLAIM FOR REFUND                                  0        --            --
                                                      ----------    ----------    ----------
       TOTAL CURRENT ASSETS                              788,012       550,272         9,450
                                                      ----------    ----------    ----------
FIXED ASSETS
  COMPUTER/OFFICE EQUIPMENT                               43,066        11,328        --
  FUTURE AND FIXTURES                                     35,398        34,321        --
  SHOP EQUIPMENT                                         222,354       158,869        --
  LEASEHOLD IMPROVEMENTS                                 136,289       137,311       124,328
  ACCUMULATED DEPRECIATION                              (214,081)     (178,928)       (5,625)
                                                      ----------    ----------    ----------
       TOTAL FIXED ASSETS                                223,027       162,901       118,704
                                                      ----------    ----------    ----------
OTHER ASSETS
  NOTE RECEIVABLE PROCEEDS                                     0        40,000        --
  UTILITY DEPOSITS                                         4,690           900        --
                                                      ----------    ----------    ----------
       TOTAL OTHER ASSETS                                 --            40,900        --
                                                      ----------    ----------    ----------
          TOTAL ASSETS                                $1,011,039    $  354,072    $  128,154
                                                      ----------    ----------    ----------
                                                      ----------    ----------    ----------

                              FLIGHT SYSTEMS, INC.

                                 BALANCE SHEETS
           FOR THE FOURTEEN (14) MONTH PERIOD ENDED FEBRUARY 15, 2000
               AND FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                      LIABILITIES AND STOCKHOLDER'S EQUITY

                                                         2000          1998          1997
                                                      (14 Months)   (12 Months)   (12 Months)
                                                      -----------   -----------   -----------
CURRENT LIABILITIES
  ACCOUNTS PAYABLE                                    $  551,056    $  391,058    $    9,149
  PAYROLL TAXES PAYABLE                                  146,684       130,610        58,251
  SALES TAXES PAYABLE                                        607         4,279        --
  ESCROW TRUST ACCOUNT PAYABLE                            79,367        36,119        14,707
  RENT OVERAGE PAYABLE                                    40,655        31,237        --
  NOTES PAYABLE                                          188,127       195,161        --
  ACCRUED EXPENSES                                        20,250        --            --
  ACCRUED INTEREST PAYABLE                                 8,267         4,800        --
  INTERCOMPANY TRANSACTIONS                               30,568        28,563       164,999
                                                      ----------    ----------    ----------
       TOTAL CURRENT LIABILITIES                       1,065,582       820,027       247,107
                                                      ----------    ----------    ----------
LONG-TERM LIABILITIES
  INCOME TAXES PAYABLE                                    --            --                23
  LOANS FROM STOCKHOLDER                                 215,815        62,765        --
  UPFITTING ALLOWANCE PAYABLE                              2,177         4,482         6,788
                                                      ----------    ----------    ----------
       TOTAL LONG-TERM LIABILITIES                       217,991        67,248         6,811
                                                      ----------    ----------    ----------
          TOTAL LIABILITIES                            1,283,573       887,274       253,918
                                                      ----------    ----------    ----------
  STOCKHOLDER'S EQUITY
  CAPITAL STOCK                                           (1,000)       --            --
  RETAINED EARNINGS (DEFICIT)                           (137,353)     (125,765)      (99,483)
  NET INCOME (LOSS)                                     (134,181)       (7,438)      (26,281)
                                                      ----------    ----------    ----------
       TOTAL STOCKHOLDER'S EQUITY                       (272,534)     (133,202)     (125,764)
                                                      ----------    ----------    ----------
          TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY   1,011,039       754,072       128,154
                                                      ----------    ----------    ----------
                                                      ----------    ----------    ----------

                              FLIGHT SYSTEMS, INC.

                        COMPARATIVE STATEMENTS OF INCOME
           FOR THE FOURTEEN (14) MONTH PERIOD ENDED FEBRUARY 15, 2000
               AND FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                         2000          1998          1997
                                                      (14 Months)   (12 Months)   (12 Months)
                                                      -----------   -----------   -----------
REVENUE
  SALES REVENUE                                       $3,295,344    $2,146,133    $1,035,289
                                                      ----------    ----------    ----------
COST OF SALES
  DIRECT LABOR-PAYROLL                                 1,485,599       695,947       700,721
  DIRECT LABOR-CONTRACT                                   88,725       256,025       136,342
  SUBCONTRACT                                            331,513        --            --
  MATERIALS AND SUPPLIES                                 228,707       462,803        --
  FRIGHT                                                  32,660        36,378        --
                                                      ----------    ----------    ----------
       TOTAL COST OF SALES                             2,167,203     1,451,153       837,063
                                                      ----------    ----------    ----------
          GROSS PROFIT                                 1,128,142       694,981       198,226
OPERATING EXPENSES
  ACCOUNTING FEES                                          5,960        13,116        --
  ADVERTISING                                              5,664           342           201
  BAD DEBT ALLOWANCE                                      16,131        32,457        --
  BANK CHARGES                                            17,462         3,773           285
  COMPUTER SUPPLIES                                            0         2,923        --
  CONTRIBUTIONS                                                0         1,234        --
  CREDIT CARD FEES                                           122        --            --
  DEPRECIATION                                            35,153        32,449         3,188
  DRUG TESTING/MEDICAL                                     6,855         4,244        --
  DUES AND SUBSCRIPTIONS                                     801         3,057        --
  EDUCATION AND TRAINING                                  42,849        24,237         1,090
  EMPLOYEE INSURANCE, NET OF REIMBURSEMENTS               33,642        12,057        32,836
  EQUIPMENT LEASE/RENTAL                                  33,214        33,946        --
  INSURANCE                                               74,342         6,356        48,526
  JANITORIAL SUPPLIES AND SERVICE                          5,712            78        --
  KITCHEN/BREAKROOM SUPPLIES                               2,369         2,944        --
  LEGAL FEES                                              54,468        20,860        --
  LICENSES AND PERMITS                                     7,603         3,250            25
  MEALS AND ENTERTAINMENT                                  1,780            20        --
  MISCELLANEOUS                                            4,893         2,449         1,838
  OFFICE SUPPLIES                                          7,341         9,590           426
  PEST CONTROL                                               254        --            --
  POSTAGE/EXPRESS MAIL                                     1,166           614            73
  PRINTING/STATIONARY                                      8,735         5,714        --
  PROFESSIONAL FEES                                        5,920         5,823        --
  PROFESSIONAL PUBLICATIONS                               40,332         2,088        --

                              FLIGHT SYSTEMS, INC.

                        COMPARATIVE STATEMENTS OF INCOME
           FOR THE FOURTEEN (14) MONTH PERIOD ENDED FEBRUARY 15, 2000
               AND FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
                                  (CONTINUED)

                                                         2000          1998          1997
                                                      (14 Months)   (12 Months)   (12 Months)
                                                      -----------   -----------   -----------
OPERATING EXPENSES (CONTINUED)
  RENT                                                $  120,900    $   92,248    $   46,011
  REPAIRS AND MAINTENANCE-BUILDING                        39,035         2,474        --
  REPAIRS AND MAINTENANCE-EQUIPMENT                       25,260         9,797        --
  SALARIES AND WAGES-ADMINISTRATIVE                      251,670       134,708        --
  SALARIES AND WAGES-MAINTENANCE                          79,393        --            --
  SUPPLIES-CONSUMABLES                                    17,892            87         5,601
  SUPPLIES-SMALL TOOLS                                    19,521        13,825        --
  TAXES-PAYROLL                                          138,885        67,846        64,746
  TAXES-OTHER                                             21,281         6,018         1,618
  TELEPHONE                                               29,667        23,288        --
  TRAVEL                                                  12,109        44,999         2,273
  UNIFORMS                                                 3,150        15,834        --
  UTILITIES                                               75,490        55,980        --
  VENDOR LATE CHARGES                                     17,471         1,106        --
                                                      ----------    ----------    ----------
       TOTAL OPERATING EXPENSES                        1,264,487       691,830       208,738
                                                      ----------    ----------    ----------
OTHER (INCOME) EXPENSES
  INTEREST INCOME                                           (640)         (445)         (141)
  MISCELLANEOUS INCOME                                   (17,113)       (4,174)
  INTEREST EXPENSE                                        15,587        15,208        15,910
                                                      ----------    ----------    ----------
       TOTAL OTHER (INCOME) EXPENSES                      (2,165)       10,589        15,769
                                                      ----------    ----------    ----------
          TOTAL EXPENSES                               1,262,322       702,418       224,507
                                                      ----------    ----------    ----------
            NET INCOME (LOSS)                         $ (134,181)   $   (7,438)   $  (26,281)
                                                      ----------    ----------    ----------
                                                      ----------    ----------    ----------

                                                                   Exhibit 10(q)

                         COMMERCIAL SECURITY AGREEMENT

BORROWER:                                      LENDER:
Flight Alaska, Inc.                            Alaska Industrial Development
One Lear Drive                                 And Export Authority
Newport News, VA 32602                         480 W. Tudor Rd.
                                               Anchorage, AK 99503

THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN FLIGHT ALASKA, INC, (REFERRED TO BELOW AS "GRANTOR" AND ALASKA INDUSTRIAL DEVELOPMENT AND EXPORT AUTHORITY (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Alaska Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

All furniture, fixtures, machinery and equipment (excluding leased equipment) boilers, incinerators appliance and goods as further described on the attached Exhibit "A" which is hereby included in and made a part of this agreement.

In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

  (a) All attachments, accessions, accessories, tools, parts, supplies, increases and additions to and all replacements of the substitutions for any property described above.

  (b) All products and produce of any of the property described in this Collateral section.

  (c) All accounts, contract rights, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease or other disposition of any of the property described in this Collateral section.

  (d) All proceeds (including insurance proceeds) from the sales, destruction, loss, or other disposition of any of the property described in this Collateral section.

  (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer hardware and software required to utilize, create, maintain, and process any such records or data on electronic media.

EVENT OF DEFAULT. The words "Event of Default" mean and include any of the Events of Default set forth below in the section titled "Events of Default".

GRANTOR. The word "Grantor" means Flight Alaska, Inc., its successors and assigns.

GUARANTOR. The word "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

INDEBTEDNESS. The word "indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and cost and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

LENDER. The word "Lender" means ALASKA INDUSTRIAL DEVELOPMENT AND EXPORT AUTHORITY, its successors and assigns.

NOTE. The word "Note" means the note or credit agreement dated June 5, 2000, in the principal amount OF ONE MILLION ONE HUNDRED THOUSAND AND NO/100 ($1,100,000.00) from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of and substitutions for the note or credit agreement.

RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgagees, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

OBLIGATIONS AND WARRANTIES OF GRANTOR. Grantor warrants and covenants to Lender as follows:

AUTHORIZATION. The execution, delivery, and performance of this Agreement by Grantor have been authorized by all necessary actions by Grantor and do not conflict with, result in a violation of, or constitute a default under (a) any provision of Grantor's articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor or (b) any law, governmental regulation, court decree, or order applicable to Grantor.

ORGANIZATION. Grantor is a corporation that is duly organized, validity existing, and in good standing under the laws of the state of Grantor's incorporation. Grantor has obtained, and maintains, all licenses, permits, and authorities to do business in the states or other jurisdictions in which Grantor conducts business.

PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor promptly will notify Lender of any change in Grantor's name including any change to the assumed business names of Grantor.

NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and Grantor's certificate or articles of incorporation and bylaws do not prohibit any term or condition of the Agreement.

ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, contract rights, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action that would require application for certificates of title for the vehicles outside the State of Alaska, without the prior written consent of Lender.

TRANSACTION INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This prohibition includes security interests junior in right to the security interests granted under this Agreement and Related Documents. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sales or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

TITLE. Grantor represents and warrants to Lender that it holds good marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than a financing statement that reflects the security interest created by this Agreement or Related Documents, or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay, and so long as Lender's interest in the Collateral is not, in the sole opinion of Lender, jeopardized. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharged of the lien plus any interest, costs, reasonable attorney's fees or other charges that could accrue as a result of foreclosure or sales of the Collateral. In any contest Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

INDEMNITY AND EXPENSES. Grantor agrees to indemnify Lender from and against any and all claims, losses, and liabilities (including reasonable attorney fees) arising out of or resulting from this

Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, or liabilities resulting from Lender's gross negligence or willful misconduct.

MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft, and liability coverage together with such other insurance as lender may require with respect to the Collateral, in form, amounts, coverage and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverage will not be canceled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest. Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under the Agreement. Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.

INSURANCE RESERVE. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payments is due, the reserve funds are insufficient, grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account that Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

INSURANCE REPORTS. Grantor upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing as much information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risk insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as allocable, the cash value or replacement cost of the Collateral. In addition to insurance reports, Grantor shall, upon Lender's request, provide to Lender complete and accurate copies of any and all insurance policies required under this Agreement or Related Documents to be carried by Grantor.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by

Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Collateral.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation, all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note unless payment of interest at that rate would be contrary to applicable law, in which event such expenses shall bear interest at the highest rate permitted by applicable law from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or
(ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute as Event of Default under this Agreement.

DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the indebtedness.

OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by Judicial proceedings, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other Collateral securing the indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity of reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

EVENTS AFFECTING GUARANTOR. If any of the proceeding events occurs with respect to any Guarantor of any of the indebtedness or if such Guarantor dies or becomes incompetent, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

INSECURITY. Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Alaska Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

ACCELERATE INDEBTEDNESS. Lender may declare the entire indebtedness, including any prepayment penalty that Grantor would be required to pay, immediately due and payable, without notice.

ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees that Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sales or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sales and selling the Collateral shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate unless payment of interest at that rate would be contrary to applicable law, in which event such expenses shall bear interest at the highest rate permitted by applicable law from date of expenditure until paid.

APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate unless payment of interest at that rate would be contrary to applicable law, in which event such expense shall bear interest at the highest rate permitted by applicable law from date of expenditure until repaid.

COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at anytime in its discretion transfer any Collateral into its own name or that of its nominee and received the payments, rents, income, and revenues therefrom and hold the same as security for the indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, chooses in action, or similar property, Lender may demand, collect, receipt for, settle, comprise, adjust, sue for, foreclosure, or realize on the Collateral as Lender may determine, whether or not indebtedness if Collateral is then due. For those purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor, change and address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or shortage of any Collateral. To facilitate collection, Lender may notify account debtors and Obligors on any Collateral to make payments directly to Lender.

OBTAIN DEFICIENCY. If Lender chooses to sell any or all Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the indebtedness due to Lender alter application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Alaska Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

AMENDMENTS. This agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Alaska. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the Alaska State courts in the Third Judicial District at Anchorage, or at Lender's option, to the jurisdiction of the courts wherever any Property is located. This Agreement shall be governed by and construed in accordance with the laws of the State of Alaska.

ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's cost and expenses, including reasonable actual attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the cost and expenses of such enforcement. Costs and expenses include Lender's reasonable actual attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable actual attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall means that each of the persons signing below is responsible for all obligations in this Agreement.

NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving written notice to the other parties, specifying that the purpose of the notice is to change that party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address(es).

POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, check, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

PREFERENCE PAYMENTS. Any monies Lender pays because of an asserted preference claim in Grantor's bankruptcy will become a part of the indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SUCCESSOR INTEREST. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not be or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is given under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to any subsequent instance where such consent may be required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

WAIVER OF OBLIGOR'S RIGHTS. If more than one person is obligated for the Indebtedness, Grantor irrevocably waives, disclaims and relinquishes all claims against such other person that Grantor has or would otherwise have by virtue of payment of the indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

GRANTOR ACKNOWLEDGES HAVING READ ALL OF THE PROVISION OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 5, 2000.

GRANTOR:

FLIGHT ALASKA, INC.

BY: /S/ DAVID E. SANDLIN

ITS: PRESIDENT

Date: June 5, 2000

DEBTOR: FLIGHT ALASKA, INC.

SECURED PARTY: ALASKA INDUSTRIAL DEVELOPMENT AND EXPORT AUTHORITY

                                  EXHIBIT "A"

All furniture, fixtures, machinery, equipment, (excluding leased equipment) boilers, incinerators, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property, including but not limited to, those for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, light; and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, water heaters, water closets, sinks, blinds, attached floor coverings, excluding any property specifically used for the operation of any business which occupies the premises as follows:

     Lot Eleven "E" (11E), Block Four (4), BETHEL AIRPORT, according to the official plat thereof, filed in the office of the State of Alaska, Department of Transportation and Public Facilities, Division of Airport Leasing, Land Occupancy Sheet 3 of 5, records of the Bethel Recording District, Fourth Judicial District, State of Alaska.

                                PROMISSORY NOTE

$1,100,000.00                                                 Anchorage, Alaska
                                                              June 5, 2000

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of ALASKA INDUSTRIAL DEVELOPMENT AND EXPORT AUTHORITY the total amount ONE MILLION ONE HUNDRED THOUSAND AND NO/ 100 ($1,100,000.00), together with simple interest at the rate of NINE AND ONE-QUARTER PERCENT (9.25%) per annum, with said interest to accrue from date of execution until maturity.

     Beginning the 1ST day of JULY, 2000, and continuing on the 1st day of each and every month thereafter monthly payments including principal and interest shall be made in the amount of ELEVEN THOUSAND THREE HUNDRED TWENTY-ONE DOLLARS AND .12/100 ($11,321.12), until maturity of JUNE 1, 2015, at which time all amounts remaining due of principal and interest shall be paid in full. A late payment charge of (4%) of the payment amount will be assessed for any payment not received by the 15th day of the month in which that payment is due.

     If default be made in the payment of any installment due under this Note and if the default is not made good within thirty (30) days after the due date, so long as the holder of this Note shall have given notice as set forth below, either before or after the passing of said 30 days, then the entire principal sum shall at once become due and payable at the option of the holder of this Note. This thirty (30) day period shall run concurrently with and include the statutory thirty (30) day period accorded under Alaska Statue s.s.34.20.070. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If any default occurs and demand is made or notice is given, or any suit or action is instituted to collect this Note, or any part hereof, the undersigned promise and agree to pay, in addition to the costs and disbursements provided by statute, a reasonable sum as attorneys' fees.

     Before exercising any remedies upon any default hereunder, the holder of this Note shall give ten (10) days written notice of such default to the undersigned by mailing such notice to the undersigned, at the last address supplied in writing by the undersigned to the holder of this Note. Such notice shall not be required for the holder of this Note to collect the late payment penalty described herein.

     The undersigned, whether as principals, sureties, guarantors, endorsers or other parties hereto, agree to be jointly and severally bound, waive demand, protest and presentment and expressly agree that this Note, or any payment hereunder, may be extended from time to time and consent to the acceptance of further security in the event of the extension of said debt, including other types of security, all without in any way affecting the liability of such parties.

     This Note is to be construed according to the laws of the state of Alaska and is secured by that certain Deed of Trust of an even date upon the following described leasehold interest in real property in the State of Alaska:

   Lot Eleven "E" (11-E), Block Four (4), BETHEL AIRPORT, according to the official plat thereof, filed in the office of the State of Alaska, Department of Transportation and Public Facilities, Division of Airport Leasing, Land Occupancy Sheet 3 of 5, records of the Bethel Recording District, Fourth Judicial District, State of Alaska.

The mortgagor or trustor (borrower) or any other person bound by this note is personally obligated and fully liable for the amount due under the note. The mortgagee or beneficiary (lender) has the right to sue on the note and obtain a personal judgment against the undersigned mortgagor or trustor or any other person bound by this note for satisfaction of the amount due under the note either before, after or without a judicial foreclosure of the mortgage or deed of trust under Alaska Statute s.s.09.45.170-s.s.09.45.220.

ADDITIONAL PROVISION: During the term of the loan, borrower and Guarantor to provide Alaska Industrial Development and Export Authority with copies of federal tax returns and financial statements annually.

FLIGHT ALASKA, INC.

By: /s/ David E. Sandlin
        David E. Sandlin
Its: President

                                                                   Exhibit 10(r)

                           LOAN AND SECURITY AGREEMENT

PREAMBLE. THIS AGREEMENT, made, entered into and effective as of August 28, 2000 ("Closing Date"), by and between FLIGHT INTERNATIONAL GROUP, INC., A Georgia corporation, FLIGHT INTERNATIONAL, INC., a Georgia corporation, FLIGHT INTERNATIONAL SERVICES, INC., a Delaware corporation, FLIGHT ALASKA, INC., A Delaware corporation, FLIGHT INTERNATIONAL AVIATION, INC., a Georgia corporation, FLIGHT INTERNATIONAL SALES & LEASING, INC., a Delaware corporation, and FLIGHT INTERNATIONAL OF FLORIDA, INC., a Florida corporation (collectively, the "Borrower"); and WACHOVIA BANK, N.A., a national banking association ("Lender").

                              W I T N E S S E T H:

     WHEREAS, Borrower has applied to Lender for certain financing, as more particularly described hereinbelow, including a line of credit in the amount specified herein; and

     WHEREAS, Lender is willing to extend such financing to Borrower in accordance with the terms hereof upon the execution of this Agreement by Borrower, compliance by Borrower with all of the terms and provisions of this Agreement and fulfillment of all conditions precedent to Lender's obligations herein contained;

     NOW, THEREFORE, to induce Lender to extend the financing provided for herein, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged by Borrower, Lender agrees with Borrower as follows:

1. DEFINITIONS, TERMS AND REFERENCES.

     1.1. CERTAIN DEFINITIONS. In addition to such other terms as elsewhere defined herein, as used in this Agreement and in any Exhibit or Schedule attached hereto, the following terms shall have the following meanings:

"Accounts Receivable Collateral" shall mean and include all accounts, accounts receivable, contract rights, instruments, documents, investment property, chattel paper and general intangibles in the nature of payment obligations owing to Borrower, including, without limitation, all rights of Borrower to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, together with all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired and howsoever arising.

"Account Debtor" shall mean any Person who is obligated on any of the Accounts Receivable Collateral or otherwise is obligated as a purchaser or lessee of any of the Inventory Collateral.

"Advance" shall mean an advance of borrowed funds made by Lender to or on behalf of Borrower pursuant to this Agreement.

"Affiliate" shall mean (i) with respect to Borrower specifically, any Equity Owner(s), Principal(s) or Subsidiary(ies) of Borrower; and (ii) generally, with respect to any Person (including Borrower), any Person Controlling, Controlled by or under common Control with such Person, and any Subsidiary, shareholder, partner, member, director, manager, officer or employee of such Person.

"Agreement" shall mean this Loan and Security Agreement, as it may be modified, amended or supplemented from time to time; together with any and all Schedules or Exhibits attached hereto.

"Applicable Rate" shall mean the interest rate per annum payable on the Advances, as is defined and more particularly described in Section 2.2.1.

"Assignment of Claims Act" shall mean the federal Assignment of Claims Act of 1940, as it may be amended from time to time; together with all regulations promulgated from time to time in respect thereof.

"Authorized Representative" shall mean any Person designated by Borrower, and approved by Lender, as an "Authorized Representative" for Borrower for purposes hereof, including initially those Persons designated as such on Exhibit "A" attached hereto, as may be changed from time to time by written notice from Borrower to Lender, and approved by Lender.

"Balances Collateral" shall mean all property of Borrower left with Lender or in Lender's possession, custody or control now or hereafter, all deposit accounts of Borrower now or hereafter opened with Lender, all certificates of deposit now or hereafter issued by Lender to Borrower, and all drafts, checks and other items deposited in or with Lender by Borrower for collection now or hereafter.

"Bankruptcy Code" shall mean Title II of the United States Code, as it may be amended from time to time.

"Borrower" shall have the meaning given to such term in the preamble to this Agreement.

"Borrowings" shall mean Advances of borrowed funds made hereunder to or on behalf of Borrower pursuant to Section 2.1.1 of this Agreement.

"Business Day" shall mean a day on which Lender is open for the conduct of banking business at its principal office in Greensboro, North Carolina.

"Closing Date" shall have the meaning given to such term in the preamble to this Agreement.

"Collateral" shall mean the property, or interests in property, of Borrower described as such in Article 3 plus any other property, or interests in property, of Borrower in which Lender has, or hereafter obtains or claims hereunder, a Lien as security for the payment of the Obligations.

"Collateral Locations" shall mean the Executive Officer and those additional locations, if any, set forth and described on Exhibit "A"attached hereto.

"Collateral Reserve Account" shall mean a demand deposit account which Borrower is required to open and maintain with Lender pursuant to the requirements of
Section 4.4 for the concentration and collection of proceeds of certain Collateral.

"Commercial Accounts" shall mean all accounts other than Government Accounts.

"Compliance Certificate" shall have the meaning given to such term in Section 10.11.

"Commitment" shall mean the maximum amount which is available for borrowing under the Line of Credit (considered without regard to the Margin) as set forth in the definition of Line of Credit.

"Consolidated Subsidiaries" shall mean those Subsidiaries of Borrower (if any) existing from time to time which, for purposes of GAAP, are required to be consolidated for financial reporting purposes.

"Control," "Controlled" "Controlling" shall mean, with respect to any Person, the power to direct the management and policies of such Person, directly, indirectly, whether through the ownership of Voting Securities or otherwise; provided, however, that, in any event, any Person which owns directly or indirectly ten percent (10%) or more of the Voting Securities of a Person shall be deemed to "Control" such Person for purposes of this Agreement.

"Debt" means all liabilities, obligations and indebtedness of a Person, of any kind or nature, whether now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, and whether primary, secondary, direct, contingent, fixed or otherwise, including, without in any way limiting the generality of the foregoing: (i) all obligations, liabilities and indebtedness secured by any Lien on a Person's property, even though such Person shall not have assumed or become liable for the payment thereof; (ii) all obligations or liabilities credited or arising under any capital lease, conditional sale or other title retention agreement; (iii) all accrued pension fund and other employee benefit plan obligations and liabilities; (iv) all Guaranteed Obligations; (v) any liabilities under, or associated with, interest rate protection agreements; and (vi) any deferred taxes.

"Default Condition" shall mean the occurrence of any event which, after satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

"Default Rate" shall mean that interest rate per annum equal to three percent (3%) per annum in excess of the otherwise Applicable Rate payable on any Obligation.

"Dollars" or "$" shall mean United States Dollars.

"Eligible Billed Accounts" shall mean that portion of the Borrower's Accounts Receivable Collateral consisting of trade accounts receivable actually billed to, and owing to Borrower by, its Account Debtors in the ordinary course of its business which are subject to no counterclaim, defense, setoff or deduction, excluding, however, in any event, any such account: (i) with respect to which any portion thereof is more than ninety (90) days past invoice date; (ii) which is owing by any Affiliate of Borrower; (iii) which does not conform in any respect to the warranties and representations set forth in the Loan Documents in respect of Accounts Receivable Collateral; (iv) which arises from any contract on which Borrower's performance is assured by a performance, completion or other bond; (v) constituting retainage which has been withheld from Borrower pending contract completion, to the extent thereof; (vi) constituting a service, warranty or similar charge, to the extent thereof; (vii) which is evidenced by a promissory note, other instrument or chattel paper; (viii) which represents an accord and satisfaction in respect of any prior account receivable; (ix) which is owing by, billed to or paid by any Account Debtor not located in the United States of America (unless and except to the extent that it is backed by a letter of credit issued to Borrower as beneficiary by or through a bank headquartered in the United States which is acceptable to Lender, provided that the North American Treaty Organization shall in all respects be treated as an Eligible Billed Account); (x) as to which a duly perfected, first priority security interest does not exist at any time in favor of Lender, (xi) with respect to costs incurred on cost reimbursable contracts that exceed provisional billing rates established by the applicable Government agency; or (xii) which has otherwise been determined by Lender in its commercially reasonable discretion not to be an "Eligible Billed Account" for purposes hereof.

"Eligible Billed Commercial Accounts" shall mean that portion of Eligible Billed Accounts consisting of Commercial Accounts, excluding, however, in any event, any such Commercial Account: (i) which is owing by any Account Debtor whose accounts in face amount with Borrower exceed a credit limit (either in Dollars or as a percentage of accounts) set by Lender, which it reserves the right to do for one or more Account Debtors from time to time, but only to the extent such accounts exceed such credit limit; and (ii) which is owing by any Account Debtor having fifty percent (50%) or more in face value of its then existing accounts with Borrower ineligible hereunder pursuant to the operation and effect of clause (i) of the definition of Eligible Billed Accounts.

"Eligible Billed Government Accounts" shall mean that part of Eligible Billed Accounts consisting of Government Accounts; excluding, however, in any event, any Government Account: (i) relating to the last payment due to Borrower under a prime contract between Borrower and the Government, unless (a) such contract is a "Fixed Price Contract" (as defined in Federal Acquisition Regulation Part 16.2, or any successor regulation) which does not include any provision for progress payments, incentive arrangements, or price redetermination or (b) Lender otherwise has consented in writing to the inclusion of such account as an Eligible Government Account; and (ii) as to which Borrower shall not have executed all other agreements, instruments and documents and performed all acts which Lender may require to ensure compliance with the Assignment of Claims Act.

"Employee Benefit Plan" shall mean any employee welfare benefit plan as that term is defined in Section 3(1) of ERISA, any employee pension benefit plan, as that term is defined in Section 3(2) of ERISA or any other plan which is subject to the provisions of Title IV of ERISA which are for the benefit of any employees of Borrower and any employees of any Subsidiary or any other entity which is a member of a Controlled group or under Common Control with Borrower, as such terms are defined in Section 4001(a)(14) of ERISA.

"Environmental Laws" shall mean all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters, whether now or hereafter existing, including, but not limited to state and federal superlien and environmental cleanup laws and U.S. Department of Transportation regulations and any other state or local law or regulation relating to pollution, reclamation, or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into air, water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes.

"Equity Owner(s)" shall mean the Person(s) designated as such on Exhibit "A", being the owners of at least 5% of the issued and outstanding Voting Securities of Borrower on the Closing Date.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as may be amended from time to time.

"Event of Default" shall mean any of the events or conditions described in
Article 13, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied.

"Executive Office" shall mean the address of Borrower's chief executive office, as designated on Exhibit "A".

"Fiscal Year", in respect of a Person, shall mean the fiscal year of such Person, as employed by such Person as of the Closing Date, and designated as such on Exhibit "A", as to Borrower. The term "Fiscal Quarter" shall correspond accordingly thereto.

"GAAP" shall mean generally accepted accounting principles consistently applied for the fiscal period(s) in question.

"Government" shall mean the United States of America or any agency or instrumentality thereof.

"Government Account" shall mean any account owing directly by the Government to Borrower under a prime contract entered into between the Government and Borrower.

"Guaranteed Obligations" shall mean, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligation of any other Person or to assure or in effect assure the holder of any such obligations against loss in respect thereof.

"Guarantor" shall mean, individual and collectively, any and all accommodation makers, endorsers, guarantors or sureties from whom Lender may require, either on or after the Closing Date, the endorsement of any Note or the execution of any contract of guaranty or suretyship guaranteeing payment of any of the Obligations. As of the Closing Date, there are not Guarantor(s).

"Guaranty" shall mean any agreement or other writing executed by a Guarantor guaranteeing payment of any of the Obligations.

"Intangibles Collateral" shall mean all general intangibles of Borrower, whether now existing or hereafter acquired or arising, including, without limitation, all copyrights, royalties, tax refunds, rights to tax refunds, trademarks, trade names, service marks, patent and proprietary rights, blueprints, drawings, designs, trade secrets, plans, diagrams, schematics and assembly and display materials relating thereto, all customer lists, all books and records, all computer software and programs, all rights of Borrower as purchaser, lessee, licensee or indemnitee under any contract, and all rights of Borrower to all other forms of intellectual property.

"Inventory Collateral" shall mean that certain parts inventory of Borrower, whether now owned or hereafter acquired, wherever located, including, without limitation, all goods of Borrower held for sale or lease as reported to Lender from time to time on an inventory collateral report prepared by Borrower and all proceeds arising from the lease or rental of any of the foregoing.

"Lender" shall have the meaning given to such term in the preamble to this Agreement.

"Letter of Credit" shall have the meaning given to such term in Section 2.1.2.

"Letter of Credit Obligations" shall mean all Obligations of Borrower, if any, arising in respect of Letters of Credit, including, without limitation, (i) all contingent liabilities arising in respect of Letters of Credit issued, but not drawn upon, and (ii) all reimbursement liabilities arising in respect of drawings made under Letters of Credit.

"Lien" shall mean any deed to secure debt, deed of trust, mortgage or similar instrument, and any lien, security interest, preferential arrangement which has the practical effect of constituting a security interest, security title, pledge, charge, encumbrance or servitude of any kind, whether by consensual agreement or by operation of statute or other law, and whether voluntary or involuntary, including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof.

"Line of Credit" shall refer to the line of credit in up to the maximum principal amount of FIVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($5,500,000.00), opened by Lender in favor of Borrower pursuant to the provisions of Section 2.1. The maximum principal amount of the Line of Credit may be reduced at any time or from time to time upon 60 days' prior written notice from Borrower to Lender.

"Loan Documents" shall mean this Agreement, the Notes, any financing statements covering portions of the Collateral, and any and all other documents, instruments, certificates and agreements executed and/or delivered by Borrower in connection herewith, or any one, more, or all of the foregoing, as the context shall require.

"Margin" shall mean a sum determined by adding (i) an amount equal to ninety percent (90%), or such lesser or greater percentage which Lender may elect to establish from time to time by written notice to Borrower in its good faith discretion, of the net dollar amount of Eligible Billed Government Accounts as at the date of determination; (ii) an amount equal to eighty-five percent (85%), or such leser or greater percentage which Lender may elect to establish from time to time by written notice to Borrower in its good faith discretion, of the net dollar amount of Eligible Billed Commercial Accounts, from customers with investment grade debt ratings from Moody's or Standard & Poor's acceptable to Lender in its good faith discretion, or from customers otherwise acceptable to Lender in its good faith discretion, as at the date of determination; (iii) an amount equal to eighty percent (80%), or such lesser or greater percentage which Lender may elect to establish from time to time by written notice to Borrower in its good faith discretion, of the net dollar amount of Eligible Billed Commercial Accounts, from all customers not counted under subparagraph (ii) above, as at the date of determination, subject, in the case of this clause
(iii), to a concentration limit of One Hundred Thousand Dollars ($100,000.00) per Account Debtor; and (iv) an amount not greater than Five Hundred Thousand Dollars ($500,000.00), based on the net dollar amount of Inventory Collateral, or such lesser amount which Lender may elect to establish from time to time in its sole discretion (of which Lender may notify Borrower by written notice).

"Margin Certificate" shall have the meaning given to such term in Section 10.5, and shall be in the form of Exhibit "I" attached hereto.

"Margin Requirement" shall have the meaning ascribed to such term in Section 2.1.1.

"Master Note" shall mean the master promissory note, dated of even date herewith, as amended or supplemented from time to time, in a principal amount equal to the maximum amount of the Line of Credit, evidencing Advances to be obtained by Borrower under the Line of Credit, together with any renewals or extensions thereof in whole or in part. The Master Note shall be substantially in the form of Exhibit "B".

"Material Adverse Change" shall mean with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries taken as a whole or any Guarantor, (b) the rights and remedies of the Lender under any of the Loan Documents or any documents, instruments or agreements executed and/or delivered by any Person other than Borrower in conjunction with the Loan Documents, or the ability of Borrower to perform its obligations under any of the Loan Documents or of any Guarantor to perform Guarantor's obligations under any

Guaranty or any documents, instruments or agreements executed by any Guarantor in conjunction with such Guaranty, or (c) the legality, validity or enforceability of any of the Loan Documents or any documents, instruments or agreements executed and/or delivered by any Person other than Borrower in conjunction with the Loan Documents.

"Note" shall mean any instrument at any time evidencing all or any portion of any Obligations, including the Master Note.

"Obligations" shall mean any and all Debts of Borrower to Lender, including without limiting the generality of the foregoing, any Debt of Borrower to Lender under any loan made to Borrower by Lender prior to the date hereof and any and all extensions or renewals thereof in whole or in part; any Debt of Borrower to Lender arising hereunder or as a result hereof, whether evidenced by any Note, or constituting Advance, Letter of Credit Obligations or otherwise, and any and all extensions or renewal thereof in whole or in part; any Debt of Borrower to Lender under any later or future advances or loans made by Lender to Borrower, and any and all extensions or renewals thereof in whole or in part; and any and all future or additional Debts of Borrower to Lender whatsoever and in any event, whether existing as of the date hereof or hereafter arising, whether arising under a loan, lease, credit card arrangement, line of credit, letter of credit or other type of financing, and whether direct, indirect, absolute or contingent, as maker, endorser, guarantor, surety or otherwise, and whether evidenced by, arising out of, or relating to, a promissory note, bill of exchange, check, draft, bond, letter of credit, guaranty agreement, bankers' acceptance, foreign exchange contract, interest rate protection agreement, commitment fee, service charge or otherwise.

"Organizational Documents" shall mean: (i) for any Person which is a corporation, its articles or certificate of incorporation and by-laws; (ii) for any Person which is a partnership (including limited partnerships), its articles or certificate of partnership and any partnership agreement; (iii) for any Person which is a limited liability company, its articles or certificate of organization and any operating or members' agreement; and (iv) for any other Person, other than an individual or sole proprietorship, those articles, certificates and agreements (if any) pursuant to which such Person was organized.

"Permitted Encumbrances" shall mean: (i) Liens for taxes not yet due and payable or being actively contested as permitted by this Agreement, but only if such Liens do not adversely affect Lender's rights or the priority of Lender's security interest in the Collateral; (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business, payment for which is not yet due or which are being actively contested in good faith and by appropriate, lawful proceedings, but only if such liens are and remain junior to liens granted in favor of Lender; (iii) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation; (iv) deposits to secure the performance of utilities, leases, statutory obligations and surety and appeal bonds and other obligations of a like nature arising by statute or under customary terms regarding depository relationships on deposits held by financial institutions with whom Borrower has a banker-customer relationship; (v) typical restrictions imposed by licenses and leases of software (including location and transfer restrictions); (vi) Liens in favor of Lender, and (vii) Liens granted by Borrower or any Subsidiary to vendors or financiers of capital assets to secure the payment of the deferred purchase price thereof so long as (A) such Debt is permitted to be incurred hereunder, and (B) such Liens extend only to the specific assets so purchased, secure only such deferred payment obligation and related interest, fees and charges and no other Debt, and are promptly released upon the payment in full of such Debt.

"Person" shall mean any individual, partnership, corporation, limited liability company, joint venture, joint stock company, trust, governmental unit or other entity.

"Prime Rate" refers to that interest rate so denominated and set by Lender from time to time as an interest rate basis for borrowings, changes in the Prime Rate to be effective on the date of each such change. The Prime Rate is but one of several interest rate bases used by Lender. Lender extends credit at interest rates equal to, above and below the Prime Rate.

"Principal(s)" shall mean the Person(s) designated as such on Exhibit "A" attached hereto, being the owner(s) of a Controlling interest in the Voting Securities of Borrower and/or principal executive officer(s), director(s), partner(s) or member(s) of Borrower of the Closing Date.

"Subordinated Debt" shall mean any Debt, if any, for borrowed funds or for the deferred payment of any purchase price of Borrower or any Subsidiary to any Person which, by written agreement in form and substance satisfactory to Lender, has been subordinated in right and payment and claim, to the rights and claims of Lender in respect of the Obligations, either pursuant to a Subordination Agreement or an terms and conditions otherwise accepted and approved by Lender.

"Subordination Agreement" shall have the meaning given to such term in Section 10.16.

"Subsidiary" shall mean any corporation, partnership, business association or other entity (including any Subsidiary of any of the foregoing) of which Borrower owns, directly or indirectly through one or more Subsidiaries, fifty percent (50%) or more of the capital stock or other equity interest having ordinary power for the election of directors or others performing similar functions.

"Telephone Instructions Letter" shall mean a letter from Borrower to Lender, dated as of the Closing Date, indicating to Lender the Person(s) authorized to request Advances pursuant hereto, to be substantially in the form of Exhibit "E" attached hereto.

"Termination Date" shall mean the earliest to occur of the following dates: (i) that date on which, pursuant to Section 14, Lender terminates the Line of Credit (or the Line of Credit is deemed automatically terminated) subsequent to the occurrence of an Event of Default; (ii) May 31, 2001; or (iii) such later date as to which Lender may agree in writing from time to time hereafter.

"UCC" shall mean the Uniform Commercial Code as adopted in the Commonwealth of Virginia and all amendments thereto.

"Voting Securities" shall mean capital stock in a corporation, partnership interests in a partnership (including limited partnerships), membership interests in a limited liability company or any other securities having ordinary voting power for the election of directors, managing partners, managers or other governing bodies of Persons.

     1.2. USE OF DEFINED TERMS. All terms defined in this Agreement and the Exhibits shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

     1.3. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall have the meanings generally attributed to such terms under GAAP.

     1.4. UCC TERMS. The terms "accounts", "chattel paper", "instruments", "general intangibles", "inventory", "equipment" and "fixtures", as and when used in the Loan Documents, shall have the same meanings given to such terms under the UCC.

2. THE FINANCING.

     2.1. Extensions of Credit.

       2.1.1. Line of Credit. On the Closing Date, subject to fulfillment of all conditions precedent set forth in Section 16, Lender agrees to open the Line of Credit in favor of Borrower so that, during the period from the Closing Date to, but not including, the Termination Date, so long as there is not in existence any Default Condition or Event of Default and the requested Borrowing, if made, will not be cause a Default Condition or Event of Default to exist, Borrower may borrow and reborrow repay Advances in up to a maximum aggregate principal amount outstanding at any one time equal to the Maximum Amount of the Line of Credit; subject, however, to the requirement that at no time shall the aggregate principal amount of (i) outstanding Advances under the Line of Credit, plus (ii) the aggregate amount of any Letter of Credit Obligations, exceed the lesser of: (A) the Commitment or (b) the Margin (such requirement being referred to herein as the "Margin Requirement"); and subject, further, to the requirement that if, at any time hereafter, the Margin Requirement is not satisfied, Borrower will immediately repay the then principal balance of the Master Note by that amount necessary to satisfy the Margin Requirement. All proceeds so obtained under the Line of Credit may be used by Borrower for working capital in such manner as Borrower may elect in the ordinary course of its business operations. The Debts arising from Advances made to or on behalf of Borrower under the Line of Credit shall be evidenced by the Master Note, which shall be executed by Borrower and delivered to Lender on the Closing Date. The outstanding principal amount of the Master Note may fluctuate from time to time, but shall be due and payable in full on the Termination Date, and shall bear interest from the date of each disbursement of principal until paid in full at the Applicable Rate, payable in the manner described in Section 2.2.1. Advances shall be made by Lender periodically to cover any checks presented on Borrower's operating accounts at the Lender. In addition, Borrower shall have the option to request Advances under the Line of Credit by telephone or in a writing delivered to Lender not later than 11:00 a.m. (Greensboro, North Carolina time) on the date of the requested Advance by a Person believed by Lender, in good faith, to have the authority to request such Advance; provided, however, that any telephone requests shall be made in accordance with the Telephone Instructions Letter and, unless otherwise approved by Lender, confirmed in writing not later than the Business Day following the disbursement of the requested Advance. The first Advance under the Line of Credit must be made no later than thirty (30) days after the Closing Date, unless such date is extended by Lender in its sole discretion.

       2.1.2. Letters of credit. In addition to the foregoing, so long as the Line of Credit remains open, Borrower shall have the further right to apply for commercial or standby letters of credit ("Letters of Credit") to be issued by Lender for Borrower for use by Borrower in the ordinary course of its business operations pursuant to a separate application and agreement (one per each Letter of Credit) to be executed at time of issuance between Lender and Borrower, which shall set forth, among other things, the purpose, beneficiary, and expiry date and credit limit, together with the fees and charges imposed by Lender for the issuance and administration thereof. All outstanding Letter of Credit Obligations shall be reserved by Lender against borrowing availability under the Line of Credit and be included as outstanding Debt for purposes of determining the Margin Requirement. Lender shall have the continuing right to charge as Advances any reimbursement liabilities arising in respect of drawings made under Letters of Credit, and any fees and charges associated therewith. The aggregate amounts of Letters of Credit and Letter of Credit Obligations which at any one time may be outstanding will be in a maximum amount of $1,000,000.00, and will be subject to the following terms and conditions:

       (a) The Lender's obligation to issue any Letter of Credit shall be subject to the Borrower's compliance with each and all of the terms and conditions of this Agreement, as well as the terms and conditions of the application and agreement to be executed as to such Letter of Credit.

       (b) The Lender shall be paid an annual fee in advance equal to the greater of one and three-quarters percent (1.75%) of the amount available to be drawn under each Letter of Credit during any calendar year or any part thereof, or $350.00.

       (c) All advances made by the Lender under any Letter of Credit will be secured by the Collateral.

       (d) All advances made under any Letter of Credit shall bear interest at the "Applicable Rate", as set forth below. All advances made under any Letter of Credit together with all interest thereon shall be payable on demand.

       (e) The Lender shall have no obligation to issue any Letter of Credit if there then exists any Default Condition or Event of Default.

       (f) The terms, conditions and requirements for any Letter of Credit and the release or termination of any Letter of Credit must be acceptable to the Lender in all respects.

       (g) The expiry date for any Letter of Credit cannot be later than the then current Termination Date.

2.2. Interest and Other Charges.

       2.2.1. Interest at Applicable Rate. Lender and Borrower agree that the interest rate payable on the Borrowings (herein called the "Applicable Rate") shall be determined as follows:

       (a) Line of Credit. Outstanding Advances under the Line of Credit shall bear interest, initially, at a rate per annum equal to the "Monthly LIBOR Index" for the applicable Interest period plus two and one-half percent (2.50%).

       As used herein, the "Monthly LIBOR Index" for an applicable Interest Period shall mean a rate per annum equal to the quotient obtained by dividing
(i) the applicable "LIBOR" for such interest period by (ii) 1.00 minus the "Eurodollar Reserve Percentage".

       As used herein, the "LIBOR" shall mean for the applicable Interest Period the rate per annum, at which deposits of United States dollars with maturities comparable to the applicable Interest Period, that appears on the display designated as page "3750" of the Telerate Service (or such other page as may replace page 3750 of that service or such other service or services as may be designated by the British Bankers' Association for the purpose of displaying London Interbank Offered Rates for U.S. dollar deposits), determined as of 11:00 a.m. (London time) (rounded upward to the next higher of 1/10,000 of 1%), two
(2) business days prior to the commencement of the applicable Interest Period.

       As used herein, "Eurodollar reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (as a adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage).

       As used herein, "Interest Period" shall mean each successive calendar month, with the first Interest Period being the period from the date of the first Advance until the last day of that calendar month.

       Notwithstanding any provisions herein to the contrary, if the Lender should at any time determine that it is not possible to determine the Monthly LIBOR Index or that the Monthly LIBOR Index is no longer available, then the Note shall continue to bear interest at the rate in effect during the last Interest Period in which the Monthly LIBOR Index was available or determinable until the beginning of the next Interest Period in which the Monthly LIBOR Index is available or determinable.

       (b) Payment of Interest. Accrued interest on any Borrowings at the Applicable Rate shall be due and payable monthly in arrears, on the first day of each calendar month, for the preceding calendar month (or portion thereof), commencing on the first day of the first calendar month following the Closing Date.

       (c) Calculation of Interest and Fees. Interest on Borrowings at the Applicable Rate (and any fees described in Section 2.2.2 computed on a per annum basis) shall be calculated on the basis of a 360-day year and actual days elapsed.

       (d) Charging of Interest and Fees. Accrued and unpaid interest on any Borrowings (and any outstanding fees described in Section 2.2.2) may, when due and payable, be paid, at Lender's option (without any obligation to do so), either (i) by Lender's charging the Line of Credit for an Advance in the amount thereof; or (ii) by Lender's debiting any deposit account constituting Balances Collateral for the amount thereof; but, notwithstanding the foregoing, Borrower shall be and remain responsible for the payment of such sums.

       (e) Rate on Other Obligations. To the extent that, at any time, there are other Obligations besides Advances which are outstanding and unpaid, such Obligations shall, unless and except to the extent that this agreement, any Note or any other Loan Document evidencing such Obligations provides otherwise, bear interest at the same rate per annum as is then and thereafter payable on Borrowings under the Line of Credit.

       2.2.2. Fees. In addition to the payment of interest at the Applicable Rate, Borrower shall also be obligated to pay Lender the following fees and charges:

      (a) Non-Usage Fees. Quarterly, in arrears on the first day of each December, March, June and September until the Termination Date, and on the Termination Date, and commencing on December 1, 2000, Borrower shall pay to Lender a fee equal to one quarter of one percent (0.25%) per annum, times the difference between (a) the Commitment, and (b) the sum, without duplication, of the following, determined on a daily average basis for the immediately preceding three calendar months: (i) all Advances under the Line of Credit, plus (ii) all outstanding Letter of Credit Obligations. The fee payable on December 1, 2000, shall include the time period from the Closing Date until August 31, 2000, and the fee payable on the Termination Date shall include the time period from the last quarterly payment date until the Termination Date.

      (b) Administrative Fee. Monthly, on the first day of each calendar month, commencing on October 1, 2000, Borrower shall pay to Lender an administrative fee of Four Hundred Dollars ($400.00) per month.

      (c) Loan Origination Fee. On the Closing Date, a fully earned, non-refundable loan origination fee of Five Thousand Dollars ($5,000.00)

       2.2.3. Capital Adequacy. If, after the Closing Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the administration thereof, or compliance by Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, affects or might affect the amount of capital required or expected to be maintained by Lender or any corporation in control of Lender and Lender determines that the amount of such capital is increased by or based upon Lender's obligations hereunder, then from time to time, within thirty (30) days after demand by Lender, Borrower shall either (a) elect by written notice to terminate this Agreement and the Line of Credit or (b) pay to Lender such additional amount or amounts as will compensate Lender in light of such circumstances, to the extent that Lender reasonably determines such increase in capital is allocable to Lender's obligations hereunder, and such payment, as and when received, shall be applied by Lender in reimbursement of Lender's increased costs in regard to such obligations.

       2.2.4. Usury Savings Provisions. Lender and Borrower hereby further agree that the only charge imposed by Lender upon Borrower for the use of money in connection herewith is and shall be interest at the Applicable Rate, and that all other charges imposed by Lender upon Borrower in connection herewith, are and shall be deemed to be charges made to compensate Lender for underwriting and administrative services and costs, and other services and costs performed and incurred, and to be performed and incurred, by Lender in connection with making credit available to Borrower hereunder, and shall under no circumstances be deemed to be charges for the use of money. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Notes and charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and Lender shall promptly refund to Borrower any interest received by Lender in excess of the maximum lawful rate or, if so requested by Borrower, shall apply such excess to the principal balance of the Obligations. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under applicable law.

     2.3. General Provisions as to Payments.

     2.3.1. Method of Payment. All payments of interest, fees and principal pursuant to this Agreement must be received by Lender no later than 2:00 p.m. EST on the date when due, in federal or other funds immediately available to Lender in Greensboro, North Carolina.

     2.3.2. Application of Payment. Except as otherwise expressly set forth herein, all payments received by Lender hereunder shall be applied, in accordance with the then current billing statement applicable to the Borrowing, first to accrued interest, then to fees, then to principal due and then to late charges. Any remaining funds shall be applied to the further reduction of principal. In the event more than one Borrowing shall be outstanding hereunder, and no designation is made by Borrower, Lender, in its discretion, may determine to which Borrowing(s) each payment shall be applied. Notwithstanding the foregoing, upon the occurrence of a Default Condition or Event of Default, payments shall be applied to the Obligations in such order as Lender, in its sole discretion, may elect.

3. SECURITY INTEREST. As security for the payment of all Obligations, Borrower hereby grants to Lender a continuing, general lien upon and security interest and security title in and to the following described property, or interests in property, of Borrower, wherever located, whether now existing or hereafter acquired or arising (herein collectively called the "Collateral"), namely:
(a) the Accounts Receivable Collateral; (b) the Inventory Collateral; (c) the Intangibles Collateral; (d) the Balances Collateral; and (e) all collateral securing any of the foregoing, and all products and/or cash and non-cash proceeds of any and all of the foregoing, including, without limitation, insurance proceeds, and proceeds in whatever form (including proceeds in the form of inventory, equipment or any other form of personal property), including the proceeds of proceeds.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO ACCOUNTS RECEIVABLE COLLATERAL. With respect to the Accounts Receivable Collateral, Borrower hereby represents, warrants and covenants to Lender as set forth below.

     4.1. BONA FIDE ACCOUNTS. Each item of the Accounts Receivable Collateral arises or will arise under a contract between Borrower and Account Debtor, or from the bona fide sale or delivery of goods to or performance of service for, the Account Debtor.

     4.2. GOOD TITLE. Borrower has good title to the Accounts Receivable Collateral free and clear of all Liens other than any Permitted Encumbrances, and no financing statement covering the Accounts Receivable Collateral is on file in any public office other than any evidencing Permitted Encumbrances.

     4.3. RIGHT TO ASSIGN. Borrower has full right, power and authority to make this assignment of the Accounts Receivable Collateral and hereafter will not pledge, hypothecate, grant a security interest in, sell, assign, transfer, or otherwise dispose of the Accounts Receivable Collateral, or any interest therein.

     4.4. COLLATERAL RESERVE ACCOUNT. On the Closing Date, Borrower shall establish and thereafter maintain with Lender a Collateral Reserve Account for all entities identified herein as Borrower, except Flight Alaska, Inc., into which Borrower shall transfer and deliver all cash, checks, drafts, items and other instruments for the payment of money which it now has or may at any time hereafter receive in full or partial payment for the Inventory Collateral or otherwise as proceeds of the

Accounts Receivable Collateral and, pending such transfer and delivery, Borrower shall be deemed to hold same in trust for the benefit of Lender. Borrower shall not be entitled to withdraw funds on deposit in the Collateral Reserve Account after its inception without the prior written consent of Lender; provided, however, that, at any time during which collected funds exist on deposit in the Collateral Reserve Account, Lender may withdraw such deposits, or any portion thereof, therefrom, for application against the Obligations in such manner as Lender, in its sole discretion, may determine. Notwithstanding the foregoing, however, so long as no Event of Default exists, Lender agrees to settle with Borrower as to any funds which may exist in the Collateral Reserve Account after the foregoing application, on a daily basis, on each Business Day.

     4.5. DIRECT NOTIFICATION. Borrower shall, at any time at the request of Lender, execute and/or deliver all documents necessary to make effective assignments of portions of the Accounts Receivable Collateral under the Assignment of Claims Act. Lender may, additionally, in its sole discretion, at any time that an Event of Default exists, direct Account Debtors to make payments on the Accounts Receivable Collateral, or portions thereof, directly to Lender, and the Account Debtors are hereby authorized and directed to do so by Borrower upon Lender's direction, and the funds so received shall be also deposited in the Collateral Reserve Account, or, at the election of Lender, upon its receipt thereof, be applied directly to repayment of the Obligations in such order as Lender, in its sole discretion, shall determine.

     4.6. TRADE NAMES. Except as may be set forth on Exhibit "A" attached hereto, Borrower uses no trade names in its business operations (herein, "Trade Names"), and Borrower covenants with Lender not to use any Trade Names in its business operations hereafter, except as so specified on Exhibit "A" prior to having given Lender at least thirty (30) days prior written notice thereof. In any event, to the extent that, now or hereafter, Borrower uses any Trade Names, Borrower hereby certifies and agrees with Lender that: (i) all of the accounts receivable and proceeds thereof arising out of sales under the Trade Names shall be the property of, and belong to, Borrower; (ii) each of the Trade Names is a trade name (and not an independent corporation or other legal entity) by which Borrower identifies and sells certain of its products or services and under which it may conduct a portion of its business; (iii) all accounts receivable, proceeds thereof, and returned merchandise which arise from the sale of products invoiced under the names of any of the Trade Names shall be owned solely by Borrower and shall be subject to the terms of this Agreement as they relate to Accounts Receivable Collateral; and (iv) Borrower hereby appoints Lender as its attorney-in-fact to file such certificates disclosing Borrower's use of the Trade Names and to take such other actions on its behalf as are necessary to comply with the statutes of any states relating to the use of fictitious or assumed business names, to the extent that Borrower fails to do so.

     4.7. LIMITED POWER OF ATTORNEY. If an Event of Default shall occur and be continuing, Borrower irrevocably designates and appoints Lender as its true and lawful attorney-in-fact to endorse for collection any checks, drafts, notes or other instruments received in payment of or on account of any Collateral hereafter coming into Lender's possession and control, whether pursuant to the Collateral Reserve Account or otherwise, but Lender shall not be under any duty to exercise any such authority or power or in any way be responsible for the collection of any such Collateral.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO INVENTORY COLLATERAL. With respect to the Inventory Collateral, Borrower hereby represents, warrants and covenants to Lender as set forth below:

     5.1. SALE OF INVENTORY COLLATERAL. Borrower will not sell, lease, exchange, or otherwise dispose of any of the Inventory Collateral without the prior written consent of Lender, except in accordance with Section 11.12.

     5.2. INSURANCE. Borrower agrees that it will obtain and maintain insurance on the Inventory Collateral with such companies, in such amounts and against such risks as Lender may reasonably request, with loss payable to Lender as its interests may appear. Such insurance shall not be cancellable by Borrower, unless with the prior written consent of Lender, or by Borrower's insurer, unless with at least thirty (30) days (or any lesser number of days otherwise approved by Lender) advance written notice to Lender. In addition, Borrower shall cause insurer to provide Lender with at least thirty (30) days advance written notice prior to insurer's nonrenewal of such insurance. Borrower shall provide to Lender a copy of each such policy.

     5.3. GOOD TITLE. Except with respect to any Permitted Encumbrances, Borrower owns the Inventory Collateral free and clear of any Lien, and no financing statements or other evidences of the grant of a security interest respecting the Inventory Collateral exist on the public records as of the date hereof other than any evidencing any Permitted Encumbrances.

     5.4. RIGHT TO GRANT SECURITY INTEREST. Borrower has the right to grant a security interest in the Inventory Collateral. Borrower will pay all taxes and other charges against the Inventory Collateral, and Borrower will not use the Inventory Collateral illegally or allow the Inventory Collateral to be encumbered except for the security interest in favor of Lender granted herein and except for any Permitted Encumbrances.

6.  INTENTIONALLY DELETED.

7. REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO BALANCES COLLATERAL. With respect to the Balances Collateral, Borrower hereby represents, warrants and covenants to Lender as set forth below:

     7.1. OWNERSHIP. Borrower owns the Balances Collateral free and clear of any liens, mortgages, security interests or encumbrances thereon, except for any Permitted Encumbrances.

     7.2. REMEDIES. In addition to such other rights and remedies with respect to the Balances Collateral as may exist from time to time hereafter in favor of Lender, whether by way of set-off, banker's lien, consensual security interest or otherwise, following an Event of Default, Lender may charge any part or all of the obligations of Lender to Borrower represented by items constituting the Balances Collateral in the possession and control of Lender against the Obligations.

     7.3. LIENS. Hereafter, Borrower will not incur, create or suffer a Lien upon the Balances Collateral, except for Permitted Encumbrances, or sell, convey, hypothecate, pledge or assign its right, title or interest therein, without the prior written consent of Lender thereto.

8. REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO INTANGIBLES COLLATERAL. With respect to the Intangibles Collateral, Borrower hereby represents, warrants and covenants to Lender as set forth below:

     8.1. OWNERSHIP. Borrower owns the intangibles Collateral free and clear of any Liens other than with respcct to any Permitted Encumbrances, and no financing statements or other evidences of the grant of a security interest respecting the Intangibles Collateral exist on the public records as of the date hereof other than any evidencing any Permitted Encumbrances.

     8.2. LIENS. Hereafter, Borrower will not incur, create or suffer to exist any lien, security interest or encumbrance upon the Intangibles Collateral except for the security interest granted herein and except for any Permitted Encumbrances, or sell, convey, hypothecate, pledge or assign its right, title or interest therein.

     8.3. PRESERVATION. Hereafter, Borrower will take all necessary and appropriate commercially reasonable measures to obtain, maintain, protect and preserve the Intangibles Collateral including, without limitation, registration thereof with the appropriate state or federal governmental agency or department.

9. GENERAL REPRESENTATIONS AND WARRANTIES. In order to induce Lender to enter into this Agreement, Borrower hereby represents and warrants to Lender (which representations and warranties, together with any other representations and warranties of Borrower contained elsewhere in this Agreement, shall be deemed to be renewed as of the date of each Advance and the issuance of each Letter of Credit), as set forth below.

     9.1. EXISTENCE AND QUALIFICATION. Borrower is duly organized, validly existing and, if applicable, in good standing under the laws of the State of its organization, as designated on Exhibit "A", with its principal place of business, chief executive office and office where it keeps all of its books and records being located at the Executive Office and, if applicable, is duly qualified to conduct business and in good standing in each other State in which a Collateral Location is situated or wherein the conduct of its business or the ownership of its property requires such qualification, if failure to qualify could result in a Material Adverse Change. Borrower has as its organized name, as registered with the State agency responsible for corporate records in the State of its organization, if applicable, the words first inscribed hereinabove as its name, and, except as may be described on Exhibit "A", has not done business under any other name for at least the past seven (7) years.

     9.2. AUTHORITY; VALIDITY AND BINDING EFFECT. Borrower has the organizational power to make, deliver and perform under the Loan Documents, and to borrow hereunder, and has taken all necessary and appropriate organizational action to authorize the execution, delivery and performance of the Loan Documents. This Agreement constitutes, and the remainder of the Loan Documents, as and when executed and delivered for value received, will constitute, the valid obligations of Borrower, legally binding upon it and enforceable against it in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditor's rights generally, and subject to general principles of equity.

     9.3. INCUMBENCY AND AUTHORITY OF SIGNING REPRESENTATIVES. The Authorized Representatives of Borrower listed in Exhibit "A" hold the offices or positions specified therein, are Authorized Representatives of Borrower, and, in such capacities, are duly authorized and empowered to execute, attest and deliver this Agreement and the remainder of the Loan Documents for and on behalf of Borrower, and to bind Borrower accordingly thereby.

     9.4. NO MATERIAL LITIGATION. Except as may be set forth on Exhibit "A", there are no legal proceedings pending (or, so far as Borrower knows, threatened), before any court or administrative agency which, if adversely determined, could reasonably be expected to result in a Material Adverse Change.

     9.5. TAXES. Borrower has filed or caused to be filed all tax returns required to be filed by it and has paid all taxes shown to be due and payable by it on said returns or on any assessments made against it, except those taxes being contested in good faith.

     9.6. CAPITAL. All Voting Securities, debentures, bonds, notes and all other securities of Borrower presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "blue sky" laws of all applicable states and the federal securities laws. The Equity Owner(s) each own(s) at least five percent (5%) of the issued and outstanding Voting Securities of Borrower, in the amount(s) described on Exhibit "A".

     9.7. ORGANIZATION. The Organizational Documents of Borrower are in full force and effect under the law of the State of its organization, and any amendments to said Organizational Documents have been duly and properly made under and in accordance with all applicable laws, unless failure thereof would not result in a Material Adverse Change.

     9.8. INSOLVENCY. After giving effect to the execution and delivery of the Loan Documents and the extension of any credit or other financial accommodations hereunder, Borrower will not be "insolvent", as defined in Section 101(32) of the Bankruptcy Code; or be unable to pay its debts generally as such debts become due; or have an unreasonably small capital.

     9.9. TITLE. Borrower has good and marketable title to all of its properties subject to no Lien of any kind except for Permitted Encumbrances.

     9.10. MARGIN STOCK. Borrower is not engaged principally, or as one of its important activities, in the business of purchasing or carrying any "margin stock", as that term is defined in Section 221.2(h) of Regulation U of the Board of Governors of the Federal Reserve System, and no part of the proceeds of any borrowing made pursuant hereto will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock, or be used for any purpose which violates, or which is inconsistent with, me provisions of Regulation X of said Board of Governors. In connection herewith, if requested by Lender, Borrower will furnish to Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U to the foregoing effect.

     9.11. NO VIOLATIONS. The execution, delivery and performance by Borrower of this Agreement and the Notes have been duly authorized by all necessary organizational action and do not and will not require any consent or approval of the Equity Owner(s) of Borrower, violate any provision of any material law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or any of Borrower's Organizational Documents, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected; and Borrower is not in default under any such material law, rule, regulation, order, writ, judgment, injunction decree, determination or award or any such indenture, agreement, lease or instrument.

     9.12. FINANCIAL STATEMENTS. The financial statements of Borrower and its Consolidated Subsidiaries (if any) for its most recently completed Fiscal Year and for that portion of its current Fiscal Year ended with that calendar month ended closest to the Closing Date for which financial statements have been prepared, including balance sheet, income statement and, if available, statement of changes in cash flow, copies of which heretofore have been furnished to Lender, are complete and accurately and in all material respects fairly represent the financial condition of Borrower and its Consolidated Subsidiaries (if any), the results of its operations and the transactions in its equity accounts as of the dates and for the periods referred to therein, and have been prepared in accordance with GAAP. There are no material liabilities, direct or indirect, fixed or contingent, of Borrower or any such Consolidated Subsidiaries as of the date of such financial statements which are not reflected therein or in the notes thereto. No Material Adverse Change has occurred since the date of the balance sheet contained in the annual financial statement described hereinabove.

     9.13. PURCHASE OF COLLATERAL. Within the twelve (12) months period preceding the Closing Date, neither Borrower nor any Subsidiary (if any) has purchased any of the Collateral in a bulk transfer or in a transaction which was outside the ordinary course of the business of Borrower's seller.

     9.14. POLLUTION AND ENVIRONMENTAL CONTROL. Borrower and each Subsidiary (if any) have obtained all permits, licenses and other authorizations which are required under, and are in material compliance with, all Environmental Laws.

     9.15. POSSESSION OF PERMITS. Borrower and each Subsidiary (if any) possess all material franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses and other similar rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of its properties and assets, and neither Borrower nor any Subsidiary is in violation of any thereof. A complete and accurate list of all such patents, trademarks, service marks, trade names, copyrights, licenses and other similar rights owned by Borrower in existence on the Closing Date is set forth on Exhibit "A" attached hereto.

     9.16. SUBSIDIARIES. As of the Closing Date, Borrower has no Subsidiaries except as described on Exhibit "A".

     9.17. FEDERAL TAXPAYER IDENTIFICATION NUMBER. Borrower's federal taxpayer identification number is as indicated on Exhibit "A".

     9.18. EMPLOYEE BENEFIT PLANS. As of the Closing Date, Borrower has no Employee Benefit Plans except as described on Exhibit "A".

     9.19. DEALINGS WITH GOVERNMENT. None of the Borrower, any Subsidiary, any of their respective directors, officers, partners, members, agents or employees, or, to the best knowledge of the Borrower, any Affiliate or other Person acting on behalf of any such Person, (i) has made any unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity, to government officials or others; or (ii) is currently or was previously debarred or suspended from any contracting with the Government, and no event has occurred and no condition currently exists that is likely to result in any such debarment or suspension.

     9.20. EXISTING DEBT. As of the Closing Date, Borrower has no debt to Persons other than Lender, except as set forth on Exhibit "D" attached hereto.

10. AFFIRMATIVE COVENANTS. Borrower covenants to Lender that from and after the date hereof, and so long as any amounts remain unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), Borrower will comply (and cause each Subsidiary to comply) with the affirmative covenants set forth below:

     10.1. RECORDS RESPECTING COLLATERAL. All records of Borrower with respect to the Collateral will be kept at its Executive Office and will not be removed from such address without the prior written consent of Lender.

     10.2. FURTHER ASSURANCES. Borrower shall duly execute and/or deliver (or cause to be duly executed and/or delivered) to Lender any instrument, invoice, document, document of title, dock warrant, dock receipt, warehouse receipt, bill of lading, order, financing statement, assignment, waiver, consent or other writing which Lender determines to be reasonably necessary to carry out the terms of this Agreement and any of the other Loan Documents and to perfect its security interest in and facilitate the collection of the Collateral, the proceeds thereof, and any other property at any time constituting security to Lender, including, particularly, but without limitation, any of the foregoing which Lender determines as necessary for compliance with the Assignment of Claims Act; Borrower shall perform or cause to be performed such acts as Lender may request to establish and maintain for Lender a valid and perfected security interest in and security title to the Collateral, free and clear of any liens, encumbrances or security interests other than Permitted Encumbrances.

     10.3. RIGHT TO INSPECT AND CONDUCT AUDITS. Lender (or any Person or Persons designated by it), at the expense of Borrower, shall have the continuing right to call at the Executive Office or any Collateral Location at any reasonable time, and without hindrance or delay, inspect, audit, check and make extracts from Borrower's books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral, to Borrower's business or to any other transactions between the parties hereto, but in no event shall such activities cause unreasonable interference with Borrower's business or operations.

     10.4. COLLATERAL REPORTS. Borrower shall furnish or cause to be furnished to Lender: (i) as soon as practicable after, but in any event within fifteen
(15) days after, each calendar month, a status report, certified by an Authorized Representative of Borrower, showing the aggregate dollar value of the items comprising the Accounts Receivable Collateral (and the age of each individual item thereof) and the Inventory Collateral as of the last day of the preceding calendar month (segregating such items in such manner and to such degree as Lender may request); (ii) as soon as practicable, and in any event within forty-five (45) days after the end of each calendar quarter, internally prepared financial statements of Borrower, in reasonable detail, including balance sheets, income statements and statements of cash flow; (iii) as soon as practicable, and in any event within twenty-five (25) days after the end of each calendar quarter, an accounts payable aging; and (iv) as soon as practicable, and in any event within twenty- five (25) days after the end of each calendar quarter, a contract backlog report. All such financial statements shall be certified by an Authorized Representative or other approved officer of Borrower to present fairly the financial position and results of operations of Borrower for the period involved. Borrower shall also furnish to Lender any other financial information that Lender from time to time shall reasonably require.

     10.5. MARGIN CERTIFICATES. Borrower shall prepare and deliver to Lender, as soon as practicable after, but in any event within fifteen (15) days after, each calendar month, or otherwise more frequently if requested by Lender from time to time, a Margin Certificate with respect to satisfaction of the Margin Requirement as of the date of report submission, to be substantially in such form of Exhibit "I", or such other form as Lender may deliver for such purpose to Borrower from time to time hereafter (herein, a "Margin Certificate"), the statements in which, in each instance, shall be certified as to truth and accuracy by an Authorized Representative of Borrower.

     10.6. INTENTIONALLY DELETED.

     10.7. ANNUAL FINANCIAL STATEMENTS. Borrower shall, as soon as practicable, and in any event no later than September 30, 2000 for the annual financial statement for Fiscal Year ended April 30, 2000 and within ninety (90) days after the end of each Fiscal Year thereafter, furnish to Lender the annual audited financial statements of Borrower, for the Fiscal Year then ended, on a consolidating and a consolidated basis, if applicable, certified with an unqualified opinion by independent certified public accountants selected by Borrower and acceptable to Lender (provided that BDO Seidman and any "Big Five" accounting firm, or successor thereto, shall be acceptable to Lender), and prepared in accordance with GAP. If required to do so by Lender, Borrower shall cause said accountants to furnish Lender with a statement that in making their examination of such financial statements, they obtained no knowledge of any Event of Default or Default Condition which pertains to accounting matters relating to this Agreement or the Notes, or, in lieu thereof, a statement specifying the nature and period of existence of any such Event of Default or Default Condition disclosed by their examination.

     10.8. PAYMENT OF TAXES. Borrower shall pay and discharge all taxes, assessments and governmental charges upon it, its income and its properties prior to the date on which penalties attach thereto, unless and to the extent only that (x) such taxes, assessments and governmental charges are being contested in good faith and by appropriate proceedings by Borrower, (y) Borrower maintains reasonable reserves on its books therefor and (z) the payment of such taxes does not result in a Lien upon any of the Collateral other than a Permitted Encumbrance.

     10.9. MAINTENANCE OF INSURANCE. In addition to and cumulative with any other requirements herein imposed on Borrower with respect to insurance, Borrower shall maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, but in any event to include, unless otherwise waived in writing by Lender, loss, damage, flood, windstorm, fire, theft, extended coverage, business interruption, liability, freight insurance and product liability insurance in amounts reasonably satisfactory to Lender, which such insurance shall not be cancellable by Borrower, unless with the prior written consent of Lender, or by Borrower's insurer, unless with at least thirty (30) days advance written notice to Lender thereof (or such lesser or greater time period as shall be accepted or required by Lender from time to time). Borrower shall file with Lender upon its written request a detailed list of such insurance then in effect statng the names of the insurance companies, the amounts and rates of insurance, the date of expiration thereof, the properties and risks covered thereby and the insured with respect thereto, together with a copy of each such policy and, within thirty (30) days after notice in writing from Lender, obtain such additional insurance as Lender may reasonably request.

     10.10. MAINTENANCE OF PROPERTY AND MANAGEMENT. Borrower shall maintain its property in good working condition and its three most senior members of its executive management reasonably satisfactory to Lender.

     10.11. COMPLIANCE CERTIFICATE. Borrower shall, on a quarterly basis not later than forty-five (45) days after the end of each Fiscal Quarter, and not later than one hundred twenty (120) days after the close of its Fiscal Year, certify to Lender, in a statement executed by an Authorized Representative of Borrower in the form of Exhibit "H" attached hereto (herein, a "Compliance Certificate'') that no Event of Default and no Default Condition exists or has occurred, or, if an Event of Default or Default Condition exists, specifying the nature and period of existence thereof. Such Compliance

Certificate shall also set forth, in reasonable detail, evidence of Borrower's compliance with all financial covenants set forth on Exhibit "C" for the immediately preceding Fiscal Quarter.

     10.12. CHANGE OF EXECUTIVE OFFICE, ETC. Borrower hereby understands and agrees that if, at any time hereafter, Borrower elects to move its Executive Office, or to change the location of its primary books and records concerning the Collateral from its Executive Office, or to change its name, identity or its organization structure, Borrower will notify Lender in writing at least thirty
(30) days prior thereto. Additionally, from time to time at Lender's request, but at least annually, Borrower shall provide Lender with a then current list of all Collateral Locations.

     10.13. WAIVERS. With respect to each of the Collateral Locations, Borrower will obtain such waivers of lien, estoppel certificates or subordination agreements as Lender may reasonably request to insure the priority of its security interest in that portion of the Collateral situated at such locations.

     10.14. PRESERVATION OF EXISTENCE. Borrower shall preserve and maintain its organizational existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified, if applicable in each other jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties, unless such entity is dormant and inactive.

     10.15. COMPLIANCE WITH LAWS. Borrower and each of its Subsidiaries shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would or could materially adversely affect their respective financial condition or the ownership, maintenance or operation of any material portion of any of their respective properties. Without limiting the foregoing, each of Borrower and its Subsidiaries shall obtain and maintain all permits, licenses and other authorizations which are required under, and otherwise comply with, all material federal, state, and local laws and regulations.

     10.16. SUBORDINATIONS. At Lender's request, which may be made at any time on or after the Closing Date, Borrower shall provide Lender with a subordination agreement, in form satisfactory to Lender (herein, a "Subordination Agreement"), executed by any Person who is an Affiliate of Borrower to whom Borrower is or hereafter owes any Debt, subordinating in right of payment and claim on terms acceptable to Lender all of such Debt to the claims of Lender in respect of the Obligations.

     10 17. CERTAIN REQUIRED NOTICES. Promptly, upon its receipt of notice or knowledge thereof, Borrower will report to Lender: (i) any lawsuit or administrative proceeding in which Borrower or any Subsidiary is a defendant which, if decided adversely to Borrower or such Subsidiary, could reasonably be expected to result in a Material Adverse Change; (ii) the existence and nature of any Default Condition or Event of Default; (iii) notice of any final decision of a contracting officer disallowing costs aggregating more than Fifty Thousand Dollars ($50,000.00), which disallowed costs arise out of any audit of the Borrower's contracts with the Government.

11. NEGATIVE COVENANTS. Borrower covenants to Lender that from and after the date hereof and so long as any amount remains unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), Borrower will not do (and will not permit any Subsidiary to do), without the prior written consent of Lender, any of the things or acts set forth below:

     11.1. ENCUMBRANCES. Create, assume, or suffer to exist any Lien, except for Permitted Encumbrances.

     11.2. DEBT. Incur, assume, or suffer to exist any Debt, without the prior written consent of Lender, if and only if such Debt would cause the ratio of total liabilities divided by "Tangible Net Worth" (as defined in Exhibit "C" attached hereto), for Borrower and all consolidated Subsidiaries, to exceed 4.01:0; provided that, on the date of the first Advance under the Line of Credit hereunder, Borrower shall pay off in full its existing lines of credit and loans to SunTrust Bank, Harbor Bank,

Branch Banking & Trust and Wachovia Bank, and shall pay off in full all loans required to be paid to release in full any of the Collateral encumbered by any Lien for the benefit of such lenders.

     11.3. CONTINGENT LIABILITIES. Guarantee, endorse, become surety with respect to or otherwise become directly or contingently liable for or in connection with the obligations of any other person, firm, or corporation, except for endorsements of negotiable instruments for collection in the ordinary course of business.

     11.4. DIVIDENDS AND DISTRIBUTION. Declare or pay any cash dividends on, or make any cash distribution with respect to, its shares of any class of capital stock or other securities; provided, however, that, notwithstanding the foregoing, if Borrower has maintained in effect a valid election to have its income taxed for federal income tax purposes under Subchapter "S" of the pertinent section of the Internal Revenue Code of 1986, as amended, Borrower may pay dividends from time to time to its shareholders in accordance with its Organizational Documents based on their federal income tax liability in respect of that portion of Borrower's income attributed to them each year for federal income tax purposes, but the total amount of such dividends in any one Fiscal Year shall not exceed fifty percent (50%) of Borrower's estimated taxable income for such Fiscal Year

     11.5. REDEMPTION. Purchase, redeem, or otherwise acquire for value any shares of any class of its capital stock or other securities.

     11.6. INVESTMENTS. Make any investment in cash or by delivery of property to any Person, whether by acquisition of Voting Securities, Debts or other obligations or securities, or by loan, advance or capital contribution, or otherwise, in any Person or any property of a Person, in excess of $200,000.00 in any Fiscal Year, except for: (i) fixed assets acquired from time to time in the ordinary course of business; (ii) current assets arising from the sale of goods or the provision of services in the ordinary course of business; (iii) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one (1) year from the date of acquisition thereof; (iv) investments in time deposits, demand deposits and certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $500,000,000; (vi) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than two hundred seventy
(270) days from the date of creation thereof; and (vii) investments existing on the date of this Agreement and listed on Exhibit "E" attached hereto Notwithstanding the foregoing, Borrower may at any time, enter into an agreement to acquire all or some of the assets of, or enter into a merger or consolidation with, Maritime Sales & Leasing, Inc ("Maritime"), or acquire the capital stock thereof, on terms deemed acceptable to Borrower and its Board of Directors, provided such is on terms and at a price Lender deems commercially reasonable.

     11.7. LOANS. Make, or permit any Subsidiary to make, any loan or advance to any Person except for loans or advances to employees, officers or directors of Borrower or any Subsidiary not exceeding at any time outstanding the aggregate principal sum of (i) One Hundred Thousand Dollars ($100,000.00), plus (ii) reasonable advances for anticipated business expenses of employees that would be reimbursable to such employees under the Borrower's expense reimbursement policy, including travel expenses.

     11.8. MERGERS. Dissolve or otherwise terminate its organization status as existing on the Closing Date; or enter into any merger, reorganization or consolidation; or make any substantial change in the basic type of business conducted by Borrower and its Subsidiaries as of the Closing Date.

     11.9. AFFILIATE TRANSACTIONS. Enter into, or be a party to, or permit any Subsidiary to enter into or be a party to, any transaction with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower than would be obtained in a comparable arm's length transaction with a Person not an Affiliate. Notwithstanding the foregoing, Lender acknowledges and accepts the fact that Borrower has engaged in and will continue

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
to engage in business transactions with Maritime, and that there shall be no restriction on continuing such activity consistent with past practice, and on terms consistent with past practice in relation to market value.

     11.10. SUBSIDIARIES. Create any Subsidiary or divest itself of any material assets by transferring them to any Subsidiary which is hereafter created with Lender's consent.

     11.11. FISCAL YEAR. Change its Fiscal Year, or permit any Subsidiary to have a fiscal year different from the Fiscal Year of Borrower.

     11.12. DISPOSITION OF ASSETS. Sell, lease or otherwise dispose of any of its properties, including any disposition of property as part of a sale and leaseback transaction, to or in favor of any person, except that, from time to time hereafter, in the ordinary course of its business or otherwise in accordance with past practice, and on terms consistent with past practice in relation to market value, Borrower may sell portions of its Inventory Collateral for cash, on open account or on other terms of payment ordinarily extended to its customers, provided that, without break in continuity or further formality or act, the Lien of Lender on such Collateral shall continue in and attach to any and all proceeds of such disposition, including, without limitation, any accounts, contract rights, shipping documents, documents of title, bills of lading, other warehouse receipts, and other cash or non-cash proceeds; and, in the event of any unauthorized disposition, Lender's Lien shall continue in such Collateral itself.

     11.13. FEDERAL TAXPAYER IDENTIFICATION NUMBER. Change or permit any Subsidiary to change its federal taxpayer identification numbers without prior written notice to Lender.

     11.14. EMPLOYEE BENEFIT PLANS. Permit an Employee Benefit Plan to become materially underfunded or create any Employee Benefit Plan without prior written notice to Lender and upon such notification this Agreement shall be amended as determined necessary by Lender in its discretion as a result of the creation of such Plan.

12. FINANCIAL COVENANTS. Borrower covenants to Lender that, from and after the date hereof and so long as any amount remains outstanding on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), it will comply with the financial covenants set forth below on Exhibit "C" attached hereto, which shall be measured as of the Closing Date and quarterly thereafter.

13. EVENTS OF DEFAULT. The occurrence of any events or conditions set forth below shall constitute an Event of Default hereunder, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied:

     13.1. OBLIGATIONS. Borrower shall fail to make any payment on any of its Obligations, when due, following 15 days written notice from Lender and an opportunity to cure such default, provided that such notice only must be given twice in any calendar year, and no notice must be given for a payment due in excess of $100,000.00.

     13.2. MISREPRESENTATIONS. Borrower, any Subsidiary or any Guarantor shall make any representations or warranties in any of the Loan Documents or in any Guaranty or in any certificate or statement furnished at any time hereunder or in connection with any of the Loan Documents or any Guaranty which proves to have been untrue or misleading in any material respect when made or furnished.

     13.3. CERTAIN COVENANTS. Borrower shall default in the observance or performance of any covenant or agreement contained in Sections 10.3, 10.4, 10.5, 10.7, 10.11, 10.14 of Article 10, in any Section of Article 11, or in Article 12, as it relates to any section in Exhibit "C", following 15 days written notice form Lender and an opportunity to cure such default.

     13.4. OTHER COVENANTS. Borrower, any Subsidiary or any Guarantor shall default in me observance or performance of any covenant or agreement contained herein, in any of the other Loan Documents or any Guaranty (other than a default the performance or observance of which is dealt with specifically elsewhere in this Section) unless (i) with respect to this Agreement, such default is cured to Lender's satisfaction within ten (10) days after the sooner to occur of receipt of notice of such default from Lender or the date on which such default first becomes known to Borrower and (ii) with respect to any other Loan Document or Guaranty, such default is cured within any applicable grace, cure or notice and cure period contained therein.

     13.5. OTHER DEBTS. Borrower, any Subsidiary or any Guarantor shall default in connection with any agreement for Debt in excess of $250,000.00 with any creditor, including Lender, which entitles said creditor to accelerate the maturity thereof.

     13.6. VOLUNTARY BANKRUPTCY. Borrower, any Subsidiary or any Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal, or foreign, now or hereafter existing; Borrower, any Subsidiary or any Guarantor shall enter unto any agreement indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; Borrower, any Subsidiary or any Guarantor shall apply for or permit the appointment by consent or acquiescence of a receiver, custodian or trustee of Borrower, any Subsidiary or any Guarantor for all or a substantial part of its property; Borrower, any Subsidiary or any Guarantor shall make an assignment for the benefit of creditors; Borrower, any Subsidiary or any Guarantor shall be unable or shall fail to pay its debts generally as such debts become due; or Borrower, any Subsidiary or any Guarantor shall admit, in writing, its inability or failure to pay its debts generally as such debts become due.

     13.7. INVOLUNTARY BANKRUPTCY. There shall have been filed against Borrower, any Subsidiary or any Guarantor, and not discharged within 60 days thereafter, an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal or foreign, now or hereafter existing; Borrower, any Subsidiary or any Guarantor shall suffer or permit the involuntary appointment of a receiver, custodian or trustee of Borrower, any Subsidiary or any Guarantor or for all or a substantial part of its property; Borrower, any Subsidiary or any Guarantor shall suffer or permit the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Borrower, any Subsidiary or any Guarantor; or any motion, complaint or other pleading is filed in any bankruptcy case of any person or entity other than Borrower and such motion, complaint or pleading seeks the consolidation of Borrower's assets and liabilities with the assets and liabilities of such person or entity.

     13.8. DAMAGE, LOSS, THEFT OR DESTRUCTION OF COLLATERAL. There shall have occurred material uninsured damage to, or loss, theft or destruction of, any Collateral having a value, based on the lower of its depreciated cost or market value, exceeding Four Hundred Thousand Dollars ($400,000.00).

     13.9. JUDGMENTS. A final judgment or order for the payment of money is rendered against Borrower, any Subsidiary or any Guarantor in the amount of Four Hundred Thousand Dollars ($400,000.00) or more (exclusive of amounts covered by insurance) and either (x) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (y) a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect for any period of thirty (30) consecutive days.

     13.10. DISAVOWAL OF CERTAIN OBLIGATIONS. Any Person (other than Lender) party to a Guaranty or Subordination Agreement shall disavow its obligations thereunder; or any such Guaranty or Subordination Agreement is alleged to be, or determined by any governmental authority to be, invalid, unenforceable or otherwise not binding on any Person party thereto (other than Lender), in whole or in part.

     13.11. MATERIAL ADVERSE CHANGE. There shall occur any Material Adverse Change.

     13.12. CHANGE IN MANAGEMENT, ETC. Any of the Principal(s) shall die, become incapacitated, cease to be the owner(s) of a Controlling interest in Borrower's Voting Securities, cease to be the chief executive officer(s), managing partner(s) or managing member(s) of Borrower or otherwise cease to be actively involved in the day-to-day executive management of Borrower; or Borrower shall fail to maintain its top three executive management positions having sufficient skill and experience in Borrower's industry to manage Borrower competently and efficiently, in any case only following 30 days written notice and an opportunity to cure such default.

     13.13. DEEMED INSECURE. Lender, at any time and in reasonable good faith shall deem itself insecure (and for the purposes of this Agreement, Lender shall be entitled to deem itself insecure when some event occurs, fails to occur or is threatened or some objective condition exists or is threatened which significantly impairs the prospects that any of the Obligations will be paid when due, which significantly impairs the value of the Collateral to Lender or which significantly affects the financial or business condition of Borrower or any Guarantor).

     13.14. ISSUANCE OF ADVERSE ORDER. The issuance to Borrower, any Subsidiary or any Guarantor of any cure notice, show-cause notice, or notice of whole or partial termination, for default or alleged default, under any contract which is either a contract with the Government or is a subcontract (at any tier) which is related to a contract between a third party and the Government.

     13.15. DEBARMENT. With respect to Borrower, any Subsidiary, whose gross sales represent at least 10% of the collective sales of Borrower, or any Guarantor, the occurrence of any debarment or suspension from contracting or subcontracting with the Government.

     13.16. LOSSES ON GOVERNMENT CONTRACTS. More than fifty percent (50%) of Borrower's total Government Accounts are outstanding and unpaid for more than ninety (90) days past the due date for payment at any one time, for any reason.

14. REMEDIES. Upon the occurrence of any Default Condition or Event of Default, Lender's obligation to extend financing under the Line of Credit, to issue any Letter of Credit, and to disburse any then undisbursed portion of any Advance shall immediately cease; provided, however, that if such obligation has ceased due to the occurrence of a Default Condition, and such Default Condition does not become an Event of Default due to its having been cured or waived before it has matured into an Event of Default, then such obligation shall be reinstated as of the date such Default Condition is cured or waived. Upon the occurrence or existence of any Event of Default, or at any time thereafter, without prejudice to the rights of Lender to enforce its claims against Borrower for damages for failure by Borrower to fulfill any of its obligations hereunder, subject only to prior receipt by Lender of payment in full of all Obligations then outstanding in a form acceptable to Lender, Lender shall have all of the rights and remedies set forth below, and it may exercise any one, more, or all of such remedies, in its sole discretion, without thereby waiving any of the others.

     14.1. ACCELERATION OF THE OBLIGATIONS. If the Event of Default arises under either Section 13.6 or 13.7, then, all of the Obligations shall be deemed immediately due and payable; otherwise, in respect of any other Event of Default, Lender, at its option, may declare all of the Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of nonpayment or any other notice required by law relative thereto, all of which are hereby expressly waived by Borrower, anything contained herein to the contrary notwithstanding. If any note of Borrower to Lender constituting Obligations, including, without limitation, any of the Notes, shall be a demand instrument, however, the recitation of the right of Lender to declare any and all Obligations to be immediately due and payable, whether such recitation is contained in such note or in this Agreement, as well as the recitation of the above events permitting Lender to declare all Obligations due and payable, shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event, as Lender in its discretion may deem appropriate. Thereafter, Lender, at its option, may, but shall not be obligated to, accept less than the entire amount of Obligations due, if tendered, provided, however, that unless then agreed to in writing by Lender, no such acceptance shall or shall be deemed to constitute a waiver of any Event of Default or a reinstatement of any commitments of Lender hereunder.

     14.2. DEFAULT INTEREST. If Lender so elects, by further written notice to Borrower, Lender may increase the rate of interest charged on the Notes then outstanding for so long thereafter as Lender further shall elect by an amount not to exceed the Default Rate.

     14.3. REMEDIES OF A SECURED PARTY. Lender shall thereupon have the rights and remedies of a secured party under any and all laws in effect on the date thereof (regardless whether the same has been enacted in the jurisdiction where the rights or remedies are asserted), including, without limitation, the UCC and the Assignment of Claims Act, and including, without limitation, the right to take possession of any of the Collateral or the proceeds thereof, to sell or otherwise dispose of the same, and to apply the proceeds therefrom to any of the Obligations in such order as Lender, in its sole discretion, may elect, and return any excess promptly to Borrower. Lender shall give Borrower written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is given to Borrower at least ten (10) days before such disposition. Expenses of retaking, holding, insuring, preserving, protecting, preparing for sale or selling or the like with respect to the Collateral shall include, in any event, reasonable attorneys' fees and other legally recoverable collection expenses, all of which shall constitute Obligations.

14.4. REPOSSESSION OF THE COLLATERAL. Lender may take the Collateral or any portion thereof into its possession, by such means (without breach of the peace) and through agents or otherwise as it may elect (and, in connection therewith demand that Borrower assemble the Collateral at a place or places and in such manner as Lender shall prescribe), and sell, lease or otherwise dispose of the Collateral or any portion thereof in its then condition or following any commercially reasonable preparation or processing, which disposition may be by public or private proceedings, by one or more contracts, as a unit or in parcels, at any time and place and on any terms, so long as the same are commercially reasonable and Borrower hereby waives all rights which Borrower has or may have to notice and to a judicial hearing prior to seizure of any Collateral by Lender.

     14.5. OTHER REMEDIES. Unless and except to the extent expressly provided for to the contrary herein, the rights of Lender specified herein shall be in addition to, and not in limitation of, Lender's rights under the UCC, as amended from time to time, or any other statute or rule of law or equity, or under any other provision of any of the Loan Documents, or under the provisions of any other document, instrument or other writing executed by Borrower or any third party in favor of Lender, all of which may be exercised successively or concurrently.

     14.6. SET OFF. Lender may set off any or all of the Balances Collateral against the Obligations.

     14.7. GOVERNMENT CLAIMS. Upon the request of Lender, Borrower shall take all actions and execute and deliver all documents necessary, to prosecute all claims under the Assignment of Claims Act on behalf of Borrower and Lender.

15. MISCELLANEOUS.

     15.1. WAIVER. Each and every right granted to Lender under this Agreement, or any of the other Loan Documents, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. No waiver by Lender of any Default Condition or Event of Default shall constitute a waiver of any subsequent Default Condition or Event of Default.

     15.2. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA.

     15.3. SURVIVAL. All representations, warranties and covenants made herein and in the Loan Documents shall survive the execution and delivery hereof and thereof. The terms and provisions of this Agreement shall continue in full force and effect, notwithstanding the payment of one or more of the Notes or the termination of the Line of Credit, until all of the Obligations have been paid in full and Lender has terminated this Agreement in writing.

     15.4. ASSIGNMENTS. No assignment hereof or of any Loan Document shall be made by Borrower without the prior written consent of Lender. Lender may assign, or sell participations in, its right, title and interest herein and in the Loan Documents at any time hereafter without notice to or consent of Borrower, other than to a competitor of Borrower.

     15.5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

     15.6. REIMBURSEMENT. Borrower shall pay to Lender on demand all out-of-pocket costs and expenses that Lender pays or actually incurs in connection with the negotiation, preparation, consummation, enforcement and termination of this Agreement and the other Loan Documents, including, without limitation: (a) attorneys' fees and paralegals' fees and disbursements of outside counsel; (b) costs and expenses (including outside attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) actual taxes, fees and other charges for recording any deeds to secure debt, deeds of trust, mortgages, filing financing statements and continuations, and other actions to perfect, protect and continue the Lien of Lender in the Collateral; (e) sums paid or incurred to pay for any amount or to take any action required of Borrower under the Loan Documents that Borrower fails to pay or take; (f) costs of appraisals, inspections, field audits and verifications of the Collateral, including, without limitation, costs of travel for inspections of the Collateral and Borrower's operations by Lender;
(g) costs and expenses of preserving and protecting the Collateral; and (h) costs and expenses (including attorneys' and paralegals' fees and disbursements) paid or incurred, after an Event of Default, to obtain payment of the Obligations, enforce the Lien in the collateral, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents or, at any time, to defend any claim made or threatened against Lender arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid to Borrower. All of the foregoing costs and expenses may, in the discretion of Lender, be charged to the Master Note. Borrower will pay all expenses incurred by it in the transaction. In the event Borrower becomes a debtor under the Bankruptcy Code, Lender's secured claim in such case shall include interest on the Obligations and all fees, costs and charges provided for herein (including, without limitation, reasonable attorneys' fees actually incurred), all to the extent allowed by the Bankruptcy Code.

     15.7. SUCCESSORS AND ASSIGNS. This Agreement and Loan Documents shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto and thereto.

     15.8. SEVERABILITY. If any provision this Agreement or of any of the Loan Documents or the application thereof to any party thereto or circumstances shall be invalid or unenforceable to any extent, the remainder of such Loan Documents and the application of such provisions to any other party thereto or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     15.9. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when personally delivered, when deposited with an overnight delivery service, or when deposited in the mail, registered or certified mail, postage prepaid, addressed as follows: (i) for Lender, care of the address of Lender inscribed beneath its signature hereinbelow and (ii) for Borrower, care of the address set forth as its Executive Office on Exhibit "A" (or to such other address as may be designated hereafter in writing by the respective parties hereto), except in cases where it is expressly provided herein or by applicable law that such notice, demand or request is not effective until received by the party to whom it is addressed.

     15.10. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the remaining Loan Documents, constitute the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any Loan Document may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the party against whom enforcement is sought.

     15.11. INTERPRETATION. No provision of this Agreement or any Loan Document shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     15.12. LENDER NOT A JOINT VENTURER. Neither this Agreement nor any Loan Document shall in any respect be interpreted, deemed or construed as making Lender a partner or joint venturer with Borrower or as creating any similar relationship or entity, and Borrower agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving Lender and Borrower.

     15.13. JURISDICTION. BORROWER AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NORTH CAROLINA OR THE UNITED STATES OF AMERICA SITTING IN THE STATE OF NORTH CAROLINA, ALL AS LENDER MAY ELECT. BY EXECUTION OF THIS AGREEMENT, BORROWER HEREBY SUBMITS TO EACH SUCH JURISDICTION, HEREBY EXPRESSLY WAIVING WHATEVER RIGHTS MAY CORRESPOND TO IT BY REASON OF ITS PRESENT OR FUTURE DOMICILE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED OR REQUIRED BY LAW.

     15.14. ACCEPTANCE. This Agreement, together with the other Loan Documents, shall not become effective unless and until delivered to Lender at its principal office in Greensboro, North Carolina and accepted in writing by Lender at such office as evidenced by its execution hereof (notice of which delivery and acceptance are hereby waived by Borrower).

     15.15. PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a Saturday, Sunday or any other day on which national banks within the State of North Carolina are legally authorized to close, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder or under the Notes.

     15.16. CURE OF DEFAULTS BY LENDER. If, hereafter, Borrower defaults in the performance of any duty or obligation to Lender hereunder or under any Loan Document, Lender may, at its option, but without obligation, cure such default and any costs, fees and expenses incurred by Lender in connection therewith, including, without limitation, for the purchase of insurance, the payment of taxes and the removal or settlement of liens and claims, shall be deemed to be advances against the Master Note, whether or not this creates an overadvance thereunder, and shall be payable in accordance with its terms.

     15.17. RECITALS. All recitals contained herein are hereby incorporated by reference into this Agreement and made part thereof.

     15.18. ATTORNEY-IN-FACT. Borrower hereby designates, appoints and empowers Lender irrevocably as its attorney-in-fact, effective during any time that an Event of Default exists, either in the name of Borrower or the name of Lender, at Borrower's cost and expense, (i) to do any and all actions which Lender may deem necessary or advisable to carry out the terms of this Agreement or any other Loan Document upon the failure, refusal or inability of Borrower to do so and (ii) to ask for, demand, sue for, collect, compromise, compound, receive, receipt for and give acquittances for any and all sums owing or which may become due upon any of the Collateral, and, in connection therewith, to take any and all actions as Lender may deem necessary or desirable to realize upon any Collateral; and Borrower hereby agrees to indemnify and hold Lender harmless from any costs, damages, expenses or liabilities arising against or incurred by Lender in connection therewith.

     15.19. SOLE BENEFIT. The rights and benefits set forth in this Agreement and the other Loan Documents are for the sole and exclusive benefit of the parties hereto and thereto and may be relied upon only by them.

     15.20. INDEMNIFICATION. Borrower will hold Lender, its respective directors, officers, employees, agents, Affiliates, successors and assigns harmless from and indemnify Lender, its respective directors, officers, employees, agents, Affiliates, successors and assigns against, all loss, damages, costs and expenses (including, without limitation, reasonable attorney's fees, costs and expenses) actually incurred by any of the foregoing, whether direct, indirect or consequential, as a result of or arising from or relating to any "Proceedings" (as defined below) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute, case or regulation, including, without limitation, any federal or state securities laws or under any common law or equitable case or otherwise, arising from or in connection with this Agreement, and any other of the transactions contemplated by this Agreement, except to the extent such losses, damages, costs or expenses are due to the willful misconduct or material negligence of Lender. As used herein, "Proceedings" shall mean actions, suits or proceedings before any court, governmental or regulatory authority and shall include, particularly, but without limitation, any actions concerning Environmental Laws. At the request of Lender, Borrower will indemnify any Person to whom Lender transfers or sells all or any portion of its interest in the Obligations or participations therein on terms substantially similar to the terms set forth above. Lender shall not be responsible or liable to any Person for consequential damages which may be alleged as a result of this Agreement or any of the transactions contemplated hereby. The obligations of Borrower under this Section shall survive the termination of this Agreement and payment of the Obligations.

     15.21. WAIVER OF RIGHT TO JURY TRIAL: BORROWER HEREBY WAIVES TRIAL BY JURY IN REGARD TO ANY CAUSES OF ACTION, CLAIMS, OBLIGATIONS, DAMAGES OR ANY COMPLAINTS WHICH BORROWER MAY HAVE RISING OUT OF THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL, OR IN ANY ACTION OR PROCEEDING WHICH THE LENDER MAY BRING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR THE LOAN DOCUMENTS. BY EXECUTION OF THIS AGREEMENT BORROWER HEREBY REPRESENTS THAT BORROWER IS REPRESENTED BY COMPETENT COUNSEL WHO HAS FULLY AND COMPLETELY ADVISED BORROWER OF THE MEANING AND RAMIFICATIONS OF THE WAIVER OF THE RIGHT TO A TRIAL BY JURY.

     15.22. TERMINOLOGY. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses or Exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause, subclause of, or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions, divisions of or Exhibit to, another document or instrument. Wherever in this Agreement reference is made to any instrument, agreement or other document, including, without limitation, any of the Loan Documents, such reference shall be understood to mean and include any and all amendments thereto or modifications, restatements, renewals or extensions thereof. Wherever in this Agreement reference is made to any statute, such reference shall be understood to mean and include any and all amendments thereof and all regulations promulgated pursuant thereto. Whenever any matter set forth herein or in any Loan Document is to be consented to or be satisfactory to Lender, or is to be determined, calculated or approved by Lender, then, unless otherwise expressly set forth herein or in any such Loan Document, such consent, satisfaction, determination, calculation or approval shall be in Lender's sole discretion, exercised in good faith and, where required by law, in a commercially reasonable manner, and shall be conclusive absent manifest error.

     15.23. EXHIBITS. All Exhibits attached hereto are by reference made a part hereof.

     15.24. MULTIPLE BORROWERS. If more than one Person is identified as "Borrower" on the signature page(s) hereof, then, all such Persons shall constitute the "Borrower" hereunder and under the other Loan Documents, each shall be deemed to be bound by all representations, warranties and covenants herein contained, and each shall be JOINTLY AND SEVERALLY LIABLE for all Obligations.

16. CONDITIONS PRECEDENT. Unless waived in writing by Lender at or prior to the execution and delivery of this Agreement, the conditions set forth below shall constitute express conditions precedent to the first Advance or any other obligation of Lender hereunder, when requested by Lender, except that the requirements under Sections 16.8, 16.11 and 16.13 must be satisfied at all times.

     16.1. INTENTIONALLY DELETED.

     16.2. CERTIFICATE OF ORGANIZATION. Receipt by Lender of a certificate from an Authorized Representative of Borrower, to be in form and substance substantially similar to the certificate set forth on Exhibit "J".

     16.3. GOOD STANDING CERTIFICATES. If applicable to Borrower, receipt by Lender of a certificate of good standing with respect to Borrower from the appropriate agency of the State of organization of Borrower and of any other State in which a Collateral Location is situated, dated within thirty (30) days of the Closing Date.

     16.4. LOAN DOCUMENTS. Receipt by Lender of all the other Loan Documents, including any Notes, together with any Guaranty and any Subordination Agreement, each duly executed in form and substance acceptable to Lender.

     16.5. INSURANCE. Receipt by Lender of a certificate respecting all hazard insurance required hereunder, in form and substance acceptable to Lender, together with a loss payee endorsement thereof, favoring Lender.

     16.6. FINANCING STATEMENTS. Receipt by Lender of Uniform Commercial Code financing statements respecting the Collateral, duly executed by Borrower in form and substance acceptable to Lender.

     16.7. LANDLORD AGREEMENTS. If required by Lender, landlord agreements, in a form approved by Lender, with respect to each Collateral Location leased by Borrower as of the Closing Date.

     16.8. NO DEFAULT. No Default Condition or Event of Default shall exist and Borrower shall in all respects be in compliance with all of the terms of the Loan Documents, as evidenced by its delivery of a Compliance Certificate to such effect, to be substantially in the form of Exhibit "H".

     16.9. TELEPHONE INSTRUCTIONS LETTER. Receipt by Lender of a telephone instructions letter, concerning requests for advances under the Line of Credit, to be substantially in the form of Exhibit "F" attached hereto.

     16.10. DISBURSEMENTS LETTER. If required by Lender, receipt by Lender of a disbursements letter, concerning the use of the proceeds of the initial extensions of credit hereunder, to be substantially in the form of Exhibit "G" attached hereto.

     16.11. MARGIN REPORTS. Receipt by Lender of a Margin Certificate, and collateral reports together with accompanying documentation required by Lender (all in form and substance required by Lender, but to include in any event an accounts receivable and accounts payable aging, and a contract backlog report, as more particularly described in Section 10.4), which shall indicate satisfaction of the Margin Requirement as of the date of the initial Borrowing and, if no funds are borrowed on the Closing Date, indicating the amount of Borrowings available under the Margin Requirement, each certified as to truth and accuracy by a duly authorized officer of Borrower.

     16.12. FIELD AUDIT. Receipt by Lender of a satisfactory field audit of the Collateral, including all airplane parts inventory.

     16.13. NO MATERIAL ADVERSE CHANGE. Lender shall have determined that no Material Adverse Change shall have occurred.

     16.14. OTHER. Receipt by Lender of such other documents, certificates, instruments and agreements as shall be required hereunder or provided for herein or as Lender or Lender's counsel may reasonably require in connection herewith.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and Borrower has caused its seal to be affixed hereto, as of the day and year first above written.

                                          LENDER:

                                          WACHOVIA BANK, N.A.

                                          By: /s/ John T. H. Carpenter
                                          Name: John T. H. Carpenter
                                          Title: Vice President

                                          Address for Notices:
                                          230 North Elm Street
                                          Greensboro, NC 27401
                                          Attn: John T. H. Carpenter

                                          BORROWER:

                                          FLIGHT INTERNATIONAL GROUP, INC.,
                                          a Georgia corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL, INC.,
                                          a Georgia corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL SERVICES, INC.,
                                          a Delaware corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT ALASKA, INC.,
                                          a Delaware corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL AVIATION, INC.,
                                          a Georgia corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL SALES & LEASING,
                                          INC.,
                                          a Delaware corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL OF FLORIDA, INC.,
                                          a Florida corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

EXHIBITS

Exhibit A     Borrower Information
Exhibit B     Master Note
Exhibit C     Financial Covenants
Exhibit D     Existing Debt
Exhibit E     Existing Investments
Exhibit F     Telephone Instructions Letter
Exhibit G     Disbursements Letter
Exhibit H     Compliance Certificate
Exhibit I     Margin Certificate
Exhibit J     Certificate of Organization
Exhibit K     Opinion of Counsel

                                  EXHIBIT "C"

     This Exhibit "C" is attached to, and made an integral part of, that certain
Loan and Security Agreement, dated August    , 2000 (herein as it may be amended
or modified, called the Loan Agreement), between FLIGHT INTERNATIONAL GROUP INC., a Georgia corporation, FLIGHT INTERNATIONAL, INC., a Georgia corporation, FLIGHT INTERNATIONAL SERVICES, INC., a Delaware corporation, FLIGHT ALASKA, INC., a Delaware corporation, FLIGHT INTERNATIONAL AVIATION, INC., a Georgia corporation, FLIGHT INTERNATIONAL SALES & LEASING, INC., a Delaware corporation, and FLIGHT INTERNATIONAL OF FLORIDA, INC., a Florida corporation (collectively, the "Borrower"); and WACHOVIA BANK, N.A. ("Lender"). Capitalized terms used herein shall have the meanings given to such terms in the Loan Agreement. The initial version of this Exhibit is dated the Closing Date. The initial or any subsequent versions of this Exhibit may be amended or modified from time to time by Lender and Borrower, as evidenced by their mutual execution of a replacement Exhibit, to be dated subsequent to the Closing Date, which henceforth shall be Exhibit "C"to the Loan Agreement for all purposes thereof.

1. MAXIMUM TANGIBLE NET WORTH RATIO. Borrower (and all consolidated Subsidiaries) shall maintain, at the end of each Fiscal Quarter, a ratio of total liabilities divided by "Tangible Net Worth" of not more than 4.5:1.0, all as determined on a consolidated basis for Borrower and its consolidated Subsidiaries in accordance with GAAP.

    "TANGIBLE NET WORTH" shall mean, at any date, all amounts which, in accordance with GAAP, would be included under stockholders' equity on the unconsolidated balance sheet of the Borrower on such date, plus all amounts which have been subordinated by written agreement in form and substance satisfactory to Lender; provided that, in any event, such amounts are to be net of amounts carried on the books of the Borrower for (a) any write-up in the book value of any assets resulting from a revaluation thereof subsequent to the date of this Agreement; (b) unamortized debt discount expense; (c) any cost of investments in excess of net assets acquired at any time of acquisition; (d) loans, advances to and investments in any Affiliate of the Borrower or Subsidiary, or directors, officers, employees or shareholders of the Borrower, any Affiliate of the Borrower, or any Subsidiary; (e) patents, patent applications, copyrights, trademarks, trade names, good will, research and development costs, organizational expenses, capitalized software development costs and other like intangibles, and (f) deferred charges.

2. MINIMUM FIXED CHARGE RATIO. Borrower (and all consolidated Subsidiaries) shall maintain, as of the end of each Fiscal Quarter, a consolidated "Fixed Charge Coverage Ratio", equal to at least 1.25:1.0. "Fixed Charge Coverage Ratio" shall mean the ratio of (i) Borrower's net income for the period in question before provision for interest expense, income tax expense, depreciation and amortization, to (ii) Borrower's current maturities of long term debt, plus interest expense, for such period, all as determined on a consolidated basis for Borrower and its consolidated Subsidiaries in accordance with GAAP.

     IN WITNESS WHEREOF, the parties hereto have caused this Exhibit "C" to be executed and Borrower has caused its seal to be affixed hereto, as of the day and year first above written.

                                          LENDER:

                                          WACHOVIA BANK, N.A.

                                          By: /s/ John T. H. Carpenter
                                          Name: John T. H. Carpenter
                                          Title: Vice President

                                          BORROWER:

                                          FLIGHT INTERNATIONAL GROUP, INC.,
                                          a Georgia corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL, INC.,
                                          a Georgia corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL SERVICES, INC.,
                                          a Delaware corporation

                                                                          (SEAL)

                                          By: /s/ R. C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT ALASKA, INC.,
                                          a Delaware corporation

                                                                          (SEAL)

                                          By: /s/ R. C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL AVIATION, INC.,
                                          a Georgia corporation

                                                                          (SEAL)

                                          By: /s/ R. C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL SALES & LEASING,
                                          INC.,
                                          a Delaware corporation

                                                                          (SEAL)

                                          By: /s/ R. C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL OF FLORIDA, INC.,
                                          a Florida corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: CFO

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                  EXHIBIT "B"

                                  MASTER NOTE

1. FOR VALUE RECEIVED, the undersigned ("Borrower"), promises to pay to the order of WACHOVIA BANK, N.A ("Lender"), at the principal office of Lender in Greensboro, North Carolina, or at such other place as Lender hereafter may direct in writing, in legal tender of the United States of America, the principal sum of Five Million Five Hundred Thousand and No/100 Dollars ($5,500,000.00), or so much thereof as may be disbursed and remain outstanding from time to time hereafter under that certain "Line of Credit" opened by Lender in favor of Borrower pursuant to the terms of that certain Loan and Security Agreement, dated as of August 28, 2000, between Lender and Borrower (hereinafter, as it may be amended or supplemented from time to time, called the "Loan Agreement"; all capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement), the terms and provisions of which are hereby incorporated herein by reference and made a part hereof, on the Termination Date, with interest thereon (computed on the daily outstanding principal balance, for the actual number of days outstanding, on the basis of a 360 day year) on each advance made hereunder from date of advance until paid in full at a rate per annum equal to the Applicable Rate. Unless and except to the extent otherwise expressly provided in the Loan Agreement, accrued interest on the unpaid principal balance hereof from time to time outstanding shall be due and payable monthly, commencing on the first day of the calendar month succeeding the date hereof and continuing on the same day of each succeeding calendar month thereafter.

2. Borrower agrees, in the event that this Master Note or any portion hereof is collected by law or through an attorney at law, to pay all costs of collection, including, without limitation, reasonable attorneys' fees.

3. This Note evidences borrowing under, is subject to and secured by, and shall be paid and enforced in accordance with, the terms of the Loan Agreement, and is the "Master Note" defined in Section 1.1 thereof.

4. Nothing herein shall limit any right granted to Lender by any other instrument or by law or equity.

5. Borrower hereby waives presentment, demand, protest, notice of presentment, demand, protest and nonpayment or dishonor and any other notice or demand required by law relative hereto, except to the extent as otherwise may be provided for in the Loan Agreement. Borrower hereby waives all exemptions, whether homestead or otherwise, as to the obligations evidenced by this Note, and waives any rights to require Lender to proceed against any other party or person or any collateral before proceeding against the undersigned or any of them, or any other party, and agree that without notice to any party and without affecting any party's liability, the Lender, at any time or times, may grant extensions of the time for payment or other indulgences to any party or permit the renewal or modification of this Note, or permit the substitution, exchange or release of any collateral for this Note and may add or release any party primarily or secondarily liable. The Borrower agrees that the Lender may apply all monies made available to it from any part of the proceeds of the disposition of any collateral or by exercise of the right of setoff either to the obligations under this Note or to any other obligations of any party to the Lender, as the Lender may elect from time to time.

6. WAIVER OF RIGHT TO JURY TRIAL: BORROWER HEREBY WAIVES TRIAL BY JURY IN REGARD TO ANY CAUSES OF ACTION, CLAIMS, OBLIGATIONS, DAMAGES OR ANY COMPLAINTS WHICH BORROWER MAY HAVE RISING OUT OF THIS NOTE OR ANY OF THE DOCUMENTS, OR IN ANY ACTION OR PROCEEDING WHICH THE HOLDER HEREOF MAY BRING TO ENFORCE ANY PROVISION OF THE LOAN DOCUMENTS. BY EXECUTION OF THIS NOTE BORROWER HEREBY REPRESENTS THAT BORROWER IS REPRESENTED BY COMPETENT COUNSEL WHO HAS FULLY

   AND COMPLETELY ADVISED BORROWER OF THE MEANING AND RAMIFICATIONS OF THE WAIVER OF THE RIGHT TO A TRIAL BY JURY.

     IN WITNESS WHEREOF, Borrower has caused this Note to be signed and sealed as of August 25, 2000.

                                          BORROWER:

                                          FLIGHT INTERNATIONAL GROUP, INC.,
                                          a Georgia corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL, INC.,
                                          a Georgia corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL SERVICES, INC.,
                                          a Delaware corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT ALASKA, INC.,
                                          a Delaware corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL AVIATION, INC.,
                                          a Georgia corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL SALES & LEASING,
                                          INC.,
                                          a Delaware corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                          FLIGHT INTERNATIONAL OF FLORIDA, INC.,
                                          a Florida corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                                                          (SEAL)

                                          Attest: /s/ Ann P. Campbell
                                          Name: Ann P. Campbell
                                          Title: Secretary

                                  EXHIBIT "D"
                                 EXISTING DEBT

       CREDITOR                                                               AMOUNT
       --------                                                               ------
                           G/L
                        BALANCE @
NOTES CO. 20             4/30/00      2001       2002      2003      2004      2005     THEREAFTER     TOTAL     DIFFERENCE
---------------------------------------------------------------------------------------------------------------------------
Crestar Engine Loan     288,948       145,880   143,068         0        --        --         --       288,948       0
Wachovia                452,384        71,424    71,424    71,424    71,424    71,424     95,264       452,384       0
Wachovia                908,438       191,250   191,250   191,250   191,250   143,438          0       908,438       0
Wachovia                876,500        98,000   110,000   122,000   134,000   412,500                  876,500       0
Wachovia                1,300,000   1,300,000                                                        1,300,000       0
Harbor-Term             205,418       144,370    61,048                                                205,418       0
Harbor-line             173,270       173,270                                                          173,270       0
First Commercial        215,625        22,500    22,500    22,500    22,500   125,625                  215,625       0
Crestar Car Loan         11,084         3,629     3,969     3,486         0         0         --        11,084       0
---------------------------------------------------------------------------------------------------------------------------
                        4,431,667   2,150,323   603,259   410,660   419,174   752,987     95,264     4,431,667       0
---------------------------------------------------------------------------------------------------------------------------

                           G/L
                        BALANCE @
NOTES CO. 30             4/30/00      2001       2002      2003      2004      2005     THEREAFTER     TOTAL     DIFFERENCE
---------------------------------------------------------------------------------------------------------------------------
First Union             1,238,040     290,457   341,088   396,195   210,300         0          0     1,238,040       0
---------------------------------------------------------------------------------------------------------------------------
                        1,238,040     290,457   341,088   396,195   210,300         0          0     1,238,040       0
---------------------------------------------------------------------------------------------------------------------------

Total Co. 20 & Co. 30   5,669,707   2,440,780   944,347   806,855   629,474   752,987     95,264     5,669,707       0
---------------------------------------------------------------------------------------------------------------------------

ALASKA                   4/30/00      2001       2002      2003      2004      2005     THEREAFTER     TOTAL     DIFFERENCE
---------------------------------------------------------------------------------------------------------------------------
Wachovia                775,000       114,015   138,118   152,581   168,558   186,208     15,520       775,000       0
AIDEA                   1,100,000      29,425    38,427    42,137    46,204    50,663    893,144     1,100,000       0
---------------------------------------------------------------------------------------------------------------------------
TOTALS                  1,875,000     143,440   176,545   194,718   214,762   236,871    908,664     1,875,000       0
---------------------------------------------------------------------------------------------------------------------------

FIS                                   2001       2002      2003      2004      2005     THEREAFTER     TOTAL     DIFFERENCE
---------------------------------------------------------------------------------------------------------------------------
Wachovia                240,000       240,000                                                          240,000       0
BBT                     123,127       123,127
---------------------------------------------------------------------------------------------------------------------------
TOTALS                  363,127       363,127         0         0         0         0          0       240,000       0
---------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT "E"
                              EXISTING INVESTMENTS

None

                                  EXHIBIT "F"

                          TELEPHONE INSTRUCTION LETTER

                                August 25, 2000

Wachovia Bank, N.A.
230 North Elm Street
Greensboro, NC 27401
Attn: John Carpenter

Ladies and Gentlemen:

     Please refer to that certain Loan and Security Agreement of even date herewith between you and us ("Loan Agreement").

     From the proceeds of any Advances which you make to us under the Loan Agreement, we hereby authorize and direct you to make disbursements from time to time for our account to our bank account number 3566-000016 maintained with Wachovia Bank, N.A. of Greensvboro, N.C., upon receipt of telephone instructions from any of the following persons or their respective designees, which persons are also authorized to obtain Letters of Credit for our account from you pursuant to the Loan Agreement:

 Name                      Title
------                    -------
Robert C. Dynan           Chief Financial Officer
Ann P. Campbell           Secretary
Karen T. Lyles            Conroller

     You shall have no liability to us whatsoever for acting upon any such telephone instruction which you, in good faith, believe was given by any of the above designated persons or their respective designees and you shall have no duty to inquire as to the propriety of any disbursement.

     You shall have the right to accept the telephone instructions of any of the above designated persons or their respective designees unless and until actual receipt by you from us of written notice of termination of the authority of any such designated persons. We may change persons designated to give you telephone instructions only by delivering to you written notice of such change.

     Unless and until you advise us to the contray, each telephone instruction from the above-named persons or their respective designees shall be followed by a written confirmation of the request for disbursement in such form as you make available from time to time to use for such purpose.

                                          Very truly yours,

                                          THE FLIGHT INTERNATIONAL GROUP, INC.,
                                          a Georgia corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                          FLIGHT INTERNATIONAL, INC.,
                                          a Georgia corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                          FLIGHT INTERNATIONAL SERVICES, INC.,
                                          a Delaware corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                          FLIGHT ALASKA, INC.,
                                          a Delaware corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                          FLIGHT INTERNATIONAL AVIATION, INC.,
                                          a Georgia corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                          FLIGHT INTERNATIONAL SALES &
                                          LEASING, INC.,
                                          a Delaware corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer

                                          FLIGHT INTERNATIONAL OF FLORIDA, INC.,
                                          a Florida corporation

                                                                          (SEAL)

                                          By: /s/ Robert C. Dynan
                                          Name: Robert C. Dynan
                                          Title: Chief Financial Officer


ID    MFG S/N         DESCRIPTION                 MANUFACTURER           PART NO.        ATG S/N     LOCATION          COST
--    -------         -----------                 ------------           --------        -------     --------          ----
  1                PHONE SYSTEM                   SAMSUNG                DCS                         BUILDING 352   $15,000.00
  2                CABINET 12 DRAWER              LYONS                                    103       PARTSROOM       $1,534.29
  3                CABINET 12 DRAWER              LYONS                                    104       PARTSROOM       $1,534.29
  4   VOID                                                                                 105
  5                CABINET 12 DRAWER              LYONS                                    106       PARTSROOM       $1,534.29
  6                CABINET 7 DRAWER               LYONS                                    107       PARTSROOM         $959.63
  7                FLAMABLE CABINET 45 GAL.       LYONS                                    108       PARTSROOM         $830.70
  8                FLAMABLE CABINET 45 GAL.       LYONS                                    109       PARTSROOM         $830.70
  9                FLAMABLE CABINET 45 GAL.       LYONS                                    110       PARTSROOM         $830.70
 10   941089MP     A/C RECOVERY SYSTEM MP-52      P&F TECHNOLOGIES       PF-8              111       PARTSROOM       $1,500.00
 11   VOID                                                                                 112
 12   AA794        PERMASWAGE                     DEUTSCH                DLTFRPSKT 3008    113       PARTSROOM      $35,845.60
 13   V10611674    19" TV/VCR W/REMOTE            SYMPHONIC              TVCR19F1          114       PARTSROOM         $565.00
 14   95121267     OVERHEAD PROJECTOR             APPOLO                 15000             115       CONFERENCE         $89.00
 15   4D84111      REPORT BINDER                  IBICO                  IBIMATIC          116       CONFERENCE        $159.00
 16   28           400 HTZ GPU                    TIGER                  A700              117       HANGAR          $7,554.00
 17   5WG38-1      POWER-PAK 2000 DIESEL GPU      TRIELECTRON            POWER-PAK 2000    118       HANGAR         $20,000.00
 18   1391979502   TOWBAR                         TRONAIR                01 1202 0000      119       HANGAR            $969.00
 19   1312149304   TOWBAR HEAD                    TRONAIR                01 0575 0011      120       HANGAR            $635.00
 20   6986         FORKLIFT BOOM ATTACHMENT       HERCULES               B644R21-2         121       HANGAR            $768.25
 21                FLOOR SWEEPER/SCRUBBER         POWERBOSS              TSS/62E           122       HANGAR          $2,500.00
 22                2 TON ENGINE CRANE             EX-CELL                                  123       HANGAR            $272.95
 23   1393969502   5 TON 36" JACK                 TRONAIR                02 0536 0100      124       HANGAR          $1,370.00
 24   1422689509   HYDRAULIC SERVICE CART         TRONAIR                06 5004 0500      125       HANGAR          $2,230.00
 25   1394099502   TAIL STAND                     TRONAIR                03 5804 0010      126       HANGAR            $373.00
 26   8904 14612   TOWBAR GENERAL AVIATION        TRONAIR                01 1134 0006      127       HANGAR            $683.00
 27   1331309311   TOWBAR HEAD DASH-8             TRONAIR                01 8000 0000      128       HANGAR          $1,145.00
 28   1217119011   TOWBAR HEAD DASH-8             TRONAIR                01 8000 0000      129       HANGAR          $1,145.00
 29                TOWBAR HEAD DASH-7             ATG                                      130       HANGAR            $755.00
 30   139349520    TOWBAR HEAD                    TRONAIR                01 0511 0000      131       HANGAR            $506.00
 31                TOWBAR HEAD                    TRONAIR                01 0540 0000      132       HANGAR            $617.00
 32   8608 4530    TOWBAR HEAD                    TRONAIR                01 0540 0000      133       HANGAR            $617.00
 33   130 9301     TOWBAR HEAD                    TRONAIR                01 0526 0000      134       HANGAR            $926.00
 34   1386149412   TOWBAR HEAD                    TRONAIR                01 0575 0011      135       HANGAR            $827.00
 35                TOWBAR HEAD                    TRONAIR                01 0540 0000      136       HANGAR            $617.00
 36   VOID                                                                                 137
 37   8910 16693   TOWBAR HEAD                    TRONAIR                01 0540 0000      138       HANGAR            $617.00
 38   1393979502   5 TON 36" JACK                 TRONAIR                02 0536 0100      139       HANGAR          $1,495.00
 39   SKY11742     36" JACK                       MINGAY'S               ME73242A          140       HANGAR          $1,750.00
 40   SKY11744     36" JACK                       MINGAY'S               ME73242A          141       HANGAR          $1,750.00
 41   SKY11741     36" JACK                       MINGAY'S               ME73242A          142       HANGAR          $1,750.00
 42                NOSE WHEEL AXLE JACK           MINGAY'S               YELLOW            143       HANGAR            $850.00
 43   3116         HYDRAULIC MULE                 STARLINE               SL-500            144       HANGAR          $4,500.00
 44   82496        DASH-8 NOSE JACK               TIGER AEROSPACE        T-054             145       HANGAR          $3,000.00
 45                RED G/A JACK 24"                                                        146       HANGAR            $385.00

ID    MFG S/N         DESCRIPTION                 MANUFACTURER           PART NO.        ATG S/N     LOCATION          COST
--    -------         -----------                 ------------           --------        -------     --------          ----
 46                TURBINE COMPRESSOR WASHER      TRAFFIC AIR                              147       HANGAR          $1,265.00
 47   1409349506   10 TON 36" JACK                TRONAIR                02 1036 0100      148       HANGAR          $1,763.00
 48   2            PROP STAND                     BENTZ MOBILE PRODUCTS  8                 149       HANGAR          $2,580.00
 49   VOID                                                                                 150
 50                ROTABLE TURBINE ENGINE STAND                                            151       HANGAR          $1,500.00
 51                TAIL STAND                     TRONAIR                                  152       HANGAR            $285.00
 52                SAND BLASTER                   SKAT BLAST                               153       HANGAR            $950.00
 53   1429999510   TAIL STAND                     TRONAIR                03 5816 0000      154                         $935.00
 54   3249 174     POWER SUPPLY                   MACARR INC             D4355             155       BATTERY RM        $686.05
 55                OXYGEN CART                    TRONAIR                                  156       HANGAR          $2,162.00
 56                NITROGEN CART                  TRONAIR                                  157       HANGAR          $2,162.00
 57   1397339503   10 TON 36" JACK                TRONAIR                02 1036 0100      158       HANGAR          $1,763.00
 58   1409339506   10 TON 36" JACK                TRONAIR                02 1036 0100      159       HANGAR          $1,763.00
 59                24" G/A JACK                                                            160       HANGAR            $385.00
 60                12 TON AXLE JACK W/ADAPTERS    TRONAIR                                  161       HANGAR            $565.00
 61                17" DRILL PRESS 1 1/2          CRAFTSMAN                                162       METAL SHOP        $399.99
 62   8498         50 TON PRESS                   CAROLINA TOOL & EQUIP  CBP-1200          163                         $750.00
 63   A97          48" FAN                        TRIANGLE ENGINEERING   TAC 4213          164                         $199.00
 64                LEAD ACID BATTERY CHARGER      SEARS DIE HARD         770 71320         165       BATTERY RM         $85.00
 65   VOID                                                                                 166
 66   8550 902     NI-CAD BATTERY CHARGER         SAFT                   SUPERSEDER 2      167       BATTERY RM      $6,550.00
 67                DC POWER SUPPLY                VECTOR                 WP 78             168       BATTERY RM        $800.00
 68   511009       52" PNEUMATIC SHEAR            JET                    PS 1652           169       METAL SHOP      $5,250.00
 69   61014        48" BOX BRAKE W/STAND          JET                    BP 1648           170       METAL SHOP      $1,523.95
 70   11953        SHRINKER/STRETCHER             US TOOLS               IP395             171       METAL SHOP        $250.00
 71   6020105      BELT AND DISC SANDER           JET                    JSG 6             172       METAL SHOP        $924.33
 72   626005       8" HAND BRAKE                  JET                    HB 1697F          173       METAL SHOP      $3,129.95
 73                40 GAL FLAMMABLE CABINET       JUSTRITE               25400             174                         $950.00
 74   736707       WIRE FEED WELDER               SOLAR                  117 039           175       METAL SHOP        $800.00
 75                OXY-ACETYLENE TORCH                                                     176       METAL SHOP        $795.00
 76   BD 378 212   WIRE STAMPER                   TAB ENGINEERING        MA 200            177                       $5,000.00
 77   7260808683   COPIER                         RICOH                  FT 5010           178                       $2,500.00
 78   L5035        SCISSOR LIFT                   SIMON                  2548              179       HANGAR          $5,555.00
 79                TAIL PLATFORM                                                           180       HANGAR          $4,000.00
 80   33107597     MICROFICHE COPIER              CANON                  PC 70             181       LIBRARY         $1,500.00
 81   1040637      MICROFICHE COPIER              ANACOMP                MICROCOPY 10      182       LIBRARY           $750.00
 82   4719882X     FAX MACHINE                    SHARP                  VX 105            183                         $250.00
 83   2509912      COLOR VIDEO MONITOR            SONY                   PVM 8044Q         184                       $2,790.00
 84   6565V        HIGH INTENSITY LIGHT SOURCE    OLYMPUS                ALS62500          185                       $2,980.00
 85   1700900      BORASCOPE                      OLYMPUS                16504X1 14        186                       $7,400.00
 86   VOID                                                                                 187
 87   502096       BORASCOPE                      OLYMPUS                R080 034 090 50   188                         $990.00
 88   35262        CCR COLOR VIDEO CAMERA         SONY                   XXC 999           189                       $1,500.00
 89   21405        DATA COLLECTION UNIT           EPSON HX 40            H401A             190                       $4,550.00
 90                TIME CLOCK                     LATHAM                                   191                         $150.00
 91   1048         ANTI SKID TEST UNIT            TRONAIR                99 8027 6000      192                       $1,616.00
 92   1057         ANTI SKID TEST UNIT            TRONAIR                99 8027 6000      193                       $1,616.00

ID    MFG S/N         DESCRIPTION                 MANUFACTURER           PART NO.        ATG S/N     LOCATION          COST
--    -------         -----------                 ------------           --------        -------     --------          ----
 93   1238329105   PRESSURE RELIEF KIT            TRONAIR                06 8122 6000      194                       $1,287.00
 94   7            FUEL QTY GAUGING SYSTEM        SIMMONDS               PSD120 1          195                         $649.00
 95   691          FUEL QTY INDICATING SYSTEM     SIMMONDS               PSD30 1           196                         $649.00
 96   VOID                                                                                 197
 97   34           D-8 ADAPTOR MODULE             BARFIELD               101 00800         198                         $880.00
 98   142 01       D-8 TEST SET PW-120            TECH REP               A277B             199                       $1,250.00
 99                ARMATUR GROWLER TESTER         SNAP-ON                MT326C            200                         $385.00
100                REFRIDGERANT TESTING MANIFOLD  DRAF INDUSTRIES        201               201                         $250.00
101                RIVIT NUT KIT                  HI-LINE                34500             202                         $249.00
102                LEAKAGE TESTER                 NELSM                  C4373             203                         $195.00
103   1231749103   D-8 RIG PIN SET                TRONAIR                99 8030 6000      204                       $1,385.00
104   VOID                                                                                 205
105   642          PITOT STATIC TEST SET          BARFIELD               101 001665        206                       $2,895.00
106                D-8 PITOT STATIC ADAPTOR KIT   NAV AIDS LTD           D 8 7 612         207                       $2,950.00
107                D-8 PITOT STATIC ADAPTOR KIT   NAV AIDS LTD           D 8 7 612         208                       $2,950.00
108   13537        DIGITAL LOAD CELL INDICATOR    GEC                    DLI 00000 6       209                      $14,200.00
109   846          EDDY CURRENT TESTER            ZETEC                  MIZ 20A           210                      $12,322.80
110   1555         CRJ RIGGING PIN KIT            BOMBARDIER             G601R270001 1     211                         $934.00
111   1059         CRJ APU REMOVAL/INSTALLATION   BOMBARDIER             G601R491001 1     212                       $2,430.00
112   1611         DEAD WEIGHT TESTER             BARFIELD               101100211         213                         $195.00
113                IEC BREAKOUT BOX               ALLIED SIGNAL                            214                       $2,500.00
114   1403259505   10 TON 36" JACK                TRONAIR                02 1036 0100      215                       $1,959.00
115   1393959502   5 TON 36" JACK                 TRONAIR                02 0536 0100      216                       $1,522.00
116                20 TON 8 FOOT JACK             TIGER                                    217                       $3,500.00
117                20 TON 8 FOOT JACK             TIGER                                    218                       $3,500.00
118   8908 15856   AXLE JACK                      TRONAIR                01 7928 0132      219                         $850.00
119                GAS ENGINE POWER WASHER        INDUSTRIAL PLUS        133432            220                         $249.00
120   500648 1     GROUND POWER UNIT              TRIELECTRON            LP28 400          221                       $4,250.00
121   1229869103   SKYDROL HYDRAULIC POWER UNIT   TRONAIR                05 8094 3300      222                      $19,809.00
122                                                                                        223
123                                                                                        224
124                20" LAWN MOWER                 MURRAY CLASSIC         9D902             225                         $106.19
125                4" LADDER                      GREENBULL              202204            226                          $68.25
126                4" LADDER                      GREENBULL              202204            227                          $68.25
127                30" PEDISTAL FAN               LAKEWOOD               HV 30 P/B         228                         $178.48
128                30" PEDISTAL FAN               LAKEWOOD               HV 30 P/B         229                         $178.48
129   WYE32146     1/2" DRIVE TORQUE WRENCH       MAC 50 TO 250          TWV250            230                         $230.00
130                SAAB PITOT STATIC TEST ADAPT   NAV AIDS LTD           PSS88340 3 4 4    231
131                PNEUMATIC SEALENT DISPENSOR    SEMCO                                    232                          $80.00
132   233          SPANNER SOCKET                 TRONAIR                07 8019 4000      233
133                DIGITAL FUEL QTY TESTER        BARFIELD               101 00850         234                       $3,462.75
134                9x RIVIT GUN                                                            235                         $340.80
135                POWER PLANT RIGGING KIT        BOMBARDIER             G601R760001 1     236
136   I298005      PORTABLE LABLE MAKER           KROY                   K2000             237
137                3 DRAWER FILE CABINET          HON                    23723L            238
138                2 DRAWER FILE CABINET          HON                    23823L            239
139                ENVIRONMENTAL SPLICE CRIMPER   DANIELS                GMT232            240

ID    MFG S/N         DESCRIPTION                 MANUFACTURER           PART NO.        ATG S/N     LOCATION          COST
--    -------         -----------                 ------------           --------        -------     --------          ----
140                CONTACT REMOVAL TOOL           ASTRO                  9081 0 0          241
141                CONTACT REMOVAL TOOL           ASTRO                  9081 0 0          242
142                CONTACT REMOVAL TOOL           ASTRO                  9081 0 0          243
143                CERTI-LOK CRIMP TOOL W/DIES    AMP                    169400            244
144   901          TRANSCEIVER                    ICOM                   IC-A3             245
145                PAX DOOR CABLE TOOL DASH 8     FSI                                      246
146                PROP PITCH TOOL DASH 8         FSI                                      247
147                RIVIT SQUEEZE HEAD             US TOOLS               1042              248
148   891980289    SNORKLE LIFT 50 FT             SNORKLE LIFT           A-50RD            249                       $11,450.00
149   3857         PNEUDRAULIC HUCK INSTALL TOOL  HUCK                   245               250
150                HUCK NOSE ASSEMBLY             HUCK                   99-2716           251
151                CRIMPERS (sm)blue                                                       252
152                FUEL TANK PRESSURE TESTER      DWYER                                    253
153                REMOVAL TOOL                   DANIELS                                  254
154                REMOVAL TOOL                   DANIELS                                  255
155                INSTALLING TOOL                DMC                                      256
156                INSTALLING TOOL                DMC                                      257
157                DASH-8 RING PIN KIT                                                     258
158                HYDRAULIC FLUID DRAIN HOSE                                              259
159                BORESCOPE GUIDE TUBE                                                    260
160                CROWS FOOT                                                              261
161                CROWS FOOT                                                              262
162                CROWS FOOT                                                              263
163                CROWS FOOT                                                              264
164                BRIDGE BREAKOUT BOX                                                     265
165                SAND BLASTER                                                            266
166                AIR GREASE GUN                                                          267
167                AIR GREASE GUN                                                          268
168                MULTIMETER                                                              269
169                FISH SCALE                                                              270
170                SOCKET                                                                  271
171                SOCKET                                                                  272
172                SOCKET                                                                  273
173                SOCKET                                                                  274
174                SOCKET                                                                  275
175                SOCKET                                                                  276
176                ADAPTER                                                                 277
177                ADAPTER                                                                 278
178                ADAPTER                                                                 279
179                SOCKET                                                                  280
180   609342       ROTARY SANDER                  UNIVERSAL TOOL         UT-2105A          281
181                DREMEL TOOL                    DREMEL MOTO TOOL                         282
182   56757        CABLE TENSIOMETER              PACIFIC SCIENTIFIC CO. T5-2002-101-00    283
183                GREASE GUN (RED)                                                        284
184                GREASE GUN (RED)                                                        285
185                GREASE GUN (BLUE)                                                       286
186                DIFFERENTIAL CYL. PRESS TESTER EASTERN ELECTRONICS    P60-100-1         287

ID    MFG S/N         DESCRIPTION                 MANUFACTURER           PART NO.        ATG S/N     LOCATION          COST
--    -------         -----------                 ------------           --------        -------     --------          ----
187                CHUBB KEY                                             P60-100-2         288
188                TIRE GUAGE                     SPAN INSTRUMENTS                         289
189                STRUT GUAGE                    SPAN INSTRUMENTS       14-6807-6000      290
190                STRUT GUAGE                    SPAN INSTRUMENTS       14-6805-6000      291
191                DRILL BIT KIT                                                           292
192                DRILL BIT KIT                                                           293
193                CABLE TESTER                   EASTERN ELEC. MFG                        294
194                BLIND RIVET INSTALL KIT                               TNO-1336          295
195                LEADS (RED, BLACK)                                                      296
196                HEAT SHRINK GUN, 2 ATTACH      HE MASTER              HG-301A           297
197                JIG PLATE                                                               298
198                MAGNETIC SYNCHRONIZER          EASTERN ELECTRONICS    MODEL E-50        299
199                TUBING BENDER                                                           300
200                STARTER GEN. LOCK                                                       301
201                SOLDERING IRONS (2)            WELLER                 HE35              302
202                PRESSURE PLATE                                                          303
203                FUEL DRAIN HOSE                                                         304
204                CHAIN                                                                   305
205                ADAPTERS                                                                306
206                1/2 BREAKER BAR                                                         307
207                ASSORT PROP TOOLS                                                       308
208                BLADE TOOL                                                              309
209                TEST PLUG EMB-120                                                       310
210                CRIMPERS (SM RED)                                                       311
211                CRIMPERS (LG GREEN, YELLOW)                                             312
212                CRIMPERS (LG BLUE)                                                      313
213                CRIMPERS (SM BLUE)                                                      314
214                CRIMPERS (LG RED)                                                       315
215                CRIMPERS (LG YELLOW)                                                    316
216                RIVET PULLERS (LG RED)                                                  317
217                RIVET PULLERS (GREY, BLACK)                                             318
218                RIVET PULLERS (BLUE, BLACK)                                             319
219                WEIGH PLATE                                                             320
220                WIRE STRIPPERS (RED)                                                    321
221                WIRE STRIPPERS (YELLOW)                                                 322
222                LIGHTENING HOLE PUNCH                                                   323
223                DZUS SNAP MACHINE                                                       324
224   TNO-1331     MULTIMETER                     AMPROLAE               230009            325
225                WRENCH                                                                  326
226                WRENCH                                                                  327
227                WRENCH                                                                  328
228                WRENCH                                                                  329
229                WRENCH                                                                  330
230                WRENCH                                                                  331
231                WRENCH 2"                                                               332
232                WRENCH 1 7/8"                                                           333
233   TNO-1308     CALIPERS DIAL                                                           334

ID    MFG S/N         DESCRIPTION                 MANUFACTURER           PART NO.        ATG S/N     LOCATION          COST
--    -------         -----------                 ------------           --------        -------     --------          ----
234                DEPTH GUAGE                    STARRETT               DD6001            335
235                TAP TOOL (VERY LARGE)                                                   336
236                BUNG                                                                    337
237                -8 BRAKE BLEEDER                                                        338
238                DIGITAL LEVEL                                                           339
239                CAULKING GUN ORANGE                                                     340
240                CAULKING GUN ORANGE                                                     341
241                DE ICE TEST ADAPTER                                                     342
242                TIRE GAUGE                                                              343
243                TIRE GAUGE W/NOSE                                                       344
244                SHEARS (LG RED)                                                         345
245                SHEARS (LG ORANGE)                                                      346
246                SHEARS (LG RED)                                                         347
247                SHEARS (SM GREEN)                                                       348
248                PROTRACTOR                                                              349
249                TEST ADAPTER                                                            350
250                GAME BOY (HHT)                                                          351
251                BALANCE (BLUE)                                                          352
252                BALANCE (THIN)                                                          353
253                BALANCE (THICK)                                                         354
254                CYLINDER WRENCH                                                         355
255                CYLINDER WRENCH                                                         356
256                CYLINDER WRENCH                                                         357
257                CYLINDER WRENCH                                                         358
258                3/4" DRIVE TORQUE WRENCH       SNAP-ON                                  359
259                SNAKE                                                                   360
260                SAAB TOOLS                                                              361
261                STRAP WRENCH LG                                                         362
262                STRAP WRENCH SM                                                         363
263                DIAL GUAGE                                                              364
264                DMC INSTALL TOOL                                                        365
265                EPOXY GUN 5 MIN                                                         366
266                FUEL HOSE #2                   J-31                                     367
267                DASH-8 ENGINE MOUNT KIT                                                 368
268                PROP TOOL                                                               369
269                STRUT WRENCH                                                            370
270                LG BEARING PULLER                                                       371
271                LG BEARING PULLER                                                       372
272                AILERON BEARING PULLER                                                  373
273                MEDIUM BEARING PULLER                                                   374
274                NOSE LANDING GEAR SOCKET       FOR J-31 AND J-41                        375
275                TOOL FOR DIGRINDER                                                      376
276                SOLDERING IRONS                                                         377
277                DIGITAL LEVEL                                                           378
278                STALLVANE TESTER                                                        379
279                TOURQUE WRENCH                                                          380
280                SPRING SCALE                                                            381

ID    MFG S/N         DESCRIPTION                 MANUFACTURER           PART NO.        ATG S/N     LOCATION          COST
--    -------         -----------                 ------------           --------        -------     --------          ----
281                SAAB TOOL                                                               382
282                LIGHT HOLDER                                                            383
283                DASH 8 ENGINE HOIST                                                     384
284                HOSE                                                                    385
285                SPECIAL TOOL                                                            386
286                HEAT GUN                                                                387
287                RIGGING TEMPLATE                                                        388
288                SPANNER WRENCH                                                          389
289                ORFICE WRENCH                                                           390
290                ORFICE WRENCH                                                           391
291                MAIN LANDING GEAR STRUT WRENCH                                          392
292                CHUBB KEY FOR LAV                                                       393
293                PLUMB BOB                                                               394
294                RED REMOVAL TOOL                                                        395
295                RIVET PULLER (RED)                                                      396
296                VERY LARGE AILERON TOOL                                                 397
297                3 INCH SNAP ON SOCKET                                                   398
298                                                                                        399
299                                                                                        400
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

0-379471C7       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

00-11624-01      MOLDING ASSY
                  GEN   FINISHED GOOD        STD  EACH  000                                            6.00     354.4300    2,126.58

00-11804-03      MOLDING
                  GEN   FINISHED GOOD        STD  EACH  000                                           10.00       1.0000       10.00

001104-100-02    CONTACT
                  BS    FINISHED GOOD        FIF  EACH  000              0000264     07/20/99         24.00       1.0000       24.00
                                                                         0000274     08/23/99         50.00       1.0000       50.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         74.00       1.0000       74.00

001104-200-02    CONTACT
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98         85.00       1.0000       85.00
                                                                         PHY CNT     12/27/99          5.00       1.0000        5.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         90.00       1.0000       90.00

001104-304-02    CONTACT
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98         65.00       1.4500       94.25
                                                                         PHY CNT     12/27/99         12.00       1.4500       17.40
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         77.00       1.4500      111.65

001704-201-02    PINS
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     17.00-      1.4370      24.43-
                                                                         PHY CNT     12/27/99        131.00       1.4370      188.25
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        114.00       1.4370      163.82

001714-201-02    PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98         72.00       1.0000       72.00
                                                                         PHY CNT     06/18/99         19.00       1.0000       19.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         91.00       1.0000       91.00

006-00177-0004   INSTALL BULLETIN
                  OFF   FINISHED GOOD        FIF  EACH  100              G001347     06/03/99          1.00        .0000         .00

006-00188-0005   INSTALL BULLETIN
                  OFF   FINISHED GOOD        FIF  EACH  100              G001423     06/03/99          1.00        .0000         .00

006-00193-0001   INSTALL BULLETIN
                  OFF   FINISHED GOOD        FIF  EACH  100              G001423     06/03/99          1.00        .0000         .00

006-00197-0006   INSTALL BULLETIN
                  OFF   FINISHED GOOD        FIF  EACH  100              G001423     06/03/99          1.00        .0000         .00

006-00198-0002   INSTALL BULLETIN
                  OFF   FINISHED GOOD        FIF  EACH  100              G001347     06/03/99          1.00        .0000         .00

006-00511-0004   INSTALL BULLETIN
                  OFF   FINISHED GOOD        FIF  EACH  100              G001423     06/03/99          1.00        .0000         .00

006-00637-0001   INSTALL BULLETIN
                  OFF   FINISHED GOOD        FIF  EACH  100              G001423     06/03/99          1.00        .0000         .00

006-00698-0005   MANUAL SG465
                  OFF   FINISHED GOOD        FIF  EACH  000              G001119     03/15/99          1.00     175.0000      175.00
                                                                         G0011191    03/15/99          1.00     175.0000      175.00
                                                                         G0011192    03/15/99          1.00     175.0000      175.00
                                                                         G0011193    03/15/99          1.00     175.0000      175.00
                                                                         G0011194    03/15/99          1.00     175.0000      175.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          5.00     175.0000      875.00

006-00902-0002   INSTALL BULLETIN
                  OFF   FINISHED GOOD        FIF  EACH  100              G001423     06/03/99          1.00        .0000         .00

--------------------------------------------------------------------------------
                                                                         Page: 1

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

01-004           DRILL BIT JOBBER #4
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         12.00       1.4700

01-006           DRILL BIT JOBBER #6
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         12.00       1.4700

01-010           DRILL BIT #10 JOBBER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99         24.00       1.1300
                                                                         G001032     06/11/99         96.00       1.1300
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        120.00       1.1300

01-012           DRILL BIT JOBBER #12
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         12.00       1.1300

01-013           DRILL BIT JOBBER #13
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         12.00       1.0700

01-017           DRILL BIT JOBBER #17
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         12.00       1.0000

01-020           DRILL BIT JOBBER #20
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         12.00        .8500       10.00

01-021           DRILL BIT JOBBER #21
                  SMT   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99         60.00        .8200       49.00
                                                                         G001602     06/03/99         36.00        .8200       29.00
                                                                         G001032     06/11/99         96.00        .8200       78.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        192.00        .8200      157.00

01-022           DRILL BIT #22 JOBBER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001540     06/03/99         48.00        .6800       32.60

01-027           DRILL BIT #27 JOBBER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99         12.00        .8000        9.60
                                                                         G001540     06/03/99         48.00        .8000       38.40
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         60.00        .8000       48.00

01-030           DRILL BIT #30 JOBBER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001129     03/15/99        240.00        .6800      163.20
                                                                         G001288     06/03/99        120.00        .6800      163.20
                                                                         G001499     06/03/99        144.00        .6800       97.92
                                                                         G001540     06/03/99        144.00        .6800       97.92
                                                                         G001602     06/03/99         60.00        .6800       40.80
                                                                         G001032     06/11/99         96.00        .6800       65.28
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        804.00        .6800      546.72

01-031           DRILL BIT JOBBER #31
                  SMT   FINISHED GOOD        FIF  EACH  000              G001540     06/03/99        144.00        .6800       97.92

01-040           DRILL BIT #40 JOBBER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99         60.00        .5900       35.40
                                                                         G001602     06/03/99         36.00        .5900       21.24
                                                                         G001032     06/11/99         96.00        .5900       56.64
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        192.00        .5900      113.28

01-041           DRILL BIT #41 JOBBER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001540     06/03/99         48.00        .6800       32.64

01-0498CL        PILLER LAMPHOLDER
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

01-052           DRILL BIT JOBBER #52
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         36.00        .5700       20.52

01-060           DRILL BIT #60 JOBBER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99         12.00        .7000        8.40

--------------------------------------------------------------------------------
                                                                         Page: 2

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

01-08400         EPOXY KIT, WEST SYSTEM
                  CON   FINISHED GOOD        FIF  EACH  000              G001196     03/15/99          1.00      69.0000       69.00
                                                                         G001293     06/03/99          1.00      79.9500       79.95
                                                                         G001463     06/03/99          1.00      79.9500       79.95
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00      76.3000      228.90

01-14835         RELEASE TAPE, TEFLON
                  CON   FINISHED GOOD        FIF  EACH  000              G001115     03/15/99         10.00       5.9000       59.00

01-20-10117-1    INSERT
                  GEN   FINISHED GOOD        STD  EACH  000                                           50.00       1.5000       75.00

0108072-03       CREW RESTRAINT SYSTEM
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

0108072-72       RESTRAINT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00   1,567.4900     1567.49

02-065           DRILL BIT #1/8 JOBBER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001540     06/03/99        144.00        .7400      106.56

02-067           DRILL BIT JOBBER 5/32
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         24.00        .8300       19.92

02-069           DRILL BIT JOBBER 3/16
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         24.00       1.0100       24.24

02-220           DRILL BIT # 21 6''
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         24.00       1.4200       34.08

030-1975-008     PIN
                  BS    FINISHED GOOD        STD  EACH  000              00000010    12/31/98        619.00       2.5000    1,547.50
                                                                         PHY CNT     06/18/99        352.00       2.5000      880.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        971.00       2.5000    2,427.50

030-2259-000     PIN
                  BS    FINISHED GOOD        STD  EACH  000              00000010    12/31/98         51.00       2.2500      114.75
                                                                         PHY CNT     06/18/99          1.00       2.2500        2.25
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         52.00       2.2500      117.00

031-1007-042     CONTACT, SOCKET
                  ATG   FINISHED GOOD        AVG  EACH  100                                           50.00        .1000        5.00

031-1047-003     PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98        278.00        .8500      236.30
                                                                         PHY CNT     12/27/99         54.00        .8500       45.90
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        332.00        .8500      282.20

031-9074-030     PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98        176.00       1.0000      176.00
                                                                         PHY CNT     06/18/99         71.00       1.0000       71.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        247.00       1.0000      247.00

                 LPS, ELECTRO CONTACT
03116            CLEANER
                  CON   FINISHED GOOD        FIF  EACH  000              G001435     06/03/99         12.00      10.1000      121.20
                                                                         G001501     06/03/99         12.00       7.2300       86.76
                                                                         G001030     06/11/99         24.00      10.1000      242.40
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         48.00       9.3825      450.36

03520            LPS, ZERO TRI
                  CON   FINISHED GOOD        FIF  EACH  000              G001125     03/15/99         24.00       9.5400      228.96
                                                                         G001238     06/03/99         36.00       9.5400      343.44
                                                                         G001435     06/03/99         12.00       9.5400      114.48
                                                                         G001501     06/03/99         12.00       8.3200       99.84
                                                                         G001030     06/11/99         24.00       9.5400      228.96
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        108.00       9.4044    1,015.68

--------------------------------------------------------------------------------
                                                                         Page: 3

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

035572           EPOXY, 5 MIN EPOXY 15OZ
                  CON   FINISHED GOOD        FIF  EACH  000              G001073     03/15/99          2.00      25.0000

03710193L11      CHANNEL CAPPING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     103.0400

03710316L29      PLATE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000

03710316L31      STRIKER PLATE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      66.9100

03710316L35      LATCH
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     120.0000

03710409L1       NYLON LINE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     108.8700

03710637L403     DUCT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     994.3100

03710910L403     LOCK ASSY 25-21-01 FIG 57 ITE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000

03711026L411     LINE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000

0379420C401      PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            6.00      62.8500

0379430C401      PLATE
                  GEN   FINISHED GOOD        STD  EACH  000                                            6.00       1.0000

0379474C9        BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      29.9700

0379523L11       MOLDING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      58.2000

0379544L401      PANEL
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00     120.0000

0379897L401      STRAP
                  GEN   FINISHED GOOD        STD  EACH  000                                            6.00     247.7900

0379999LPPM24    CAPPING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000

04152077-401     ASSEMBLY
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     348.4100

04171246-5       SHIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000222    12/31/98          1.00        .2500
                                                                         PHY CNT     06/18/99         44.00        .2500
                                                                         PHY CNT     12/27/99          1.00        .2500
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         46.00        .2500

04171246-7       PACKER
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         88.00        .4300
                                                                         PHY CNT     12/27/99          1.00        .4300
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         89.00        .4300

05-209           DRILL BIT #10 6inches
                  SMT   FINISHED GOOD        FIF  EACH  000              G001032     06/11/99         10.00       1.6800

05-220           DRILL BIT #21 6inches
                  SMT   FINISHED GOOD        FIF  EACH  000              G001032     06/11/99          7.00       1.4200

05-229           DRILL BIT #30 6inches
                  SMT   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99         17.00       1.1400

--------------------------------------------------------------------------------
                                                                         Page: 4

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

05-229           DRILL BIT #30 6inches
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         24.00       1.1400
                                                                         G001032     06/11/99         12.00       1.1400
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         53.00       1.1400

05-239           DRILL BIT #40 6inches
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         24.00       1.2000
                                                                         G001032     06/11/99          2.00       1.2000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         26.00       1.2000

05523            SCOTCHBRITE PAD VFN 2inches
                  CON   FINISHED GOOD        FIF  EACH  000              G001073     03/15/99        600.00        .7000
                                                                         G001292     06/03/99        600.00        .7000
                                                                         G001590     06/03/99        600.00        .6630
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:      1,800.00        .6877

05527            SCOTCHBRITE PAD MED 2inches
                  CON   FINISHED GOOD        FIF  EACH  000              G001073     03/15/99        600.00        .7000
                                                                         G001590     06/03/99        600.00        .6604
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:      1,200.00        .6802

05528            SCOTCHBRITE PAD CRS 2inches
                  CON   FINISHED GOOD        FIF  EACH  000              G001073     03/15/99        600.00        .7000
                                                                         G001590     06/03/99        600.00        .6630
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:      1,200.00        .6815

05DU06           BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00       1.0000

066-1048-02      RADAR ALTIMETER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000

07-421           DRILL BIT #21 12inches
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         12.00       3.7300

07-430           DRILL BIT #30 12inches
                  SMT   FINISHED GOOD        FIF  EACH  000              G001602     06/03/99         12.00       3.7300

07-440           DRILL BIT #40 12inches
                  SMT   FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-      3.7300
                                                                         G001602     06/03/99         12.00       3.6900
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         11.00       3.6864

092-00052-0002   ANCHOR NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         44.00       3.0000

1 TRIWING        #1 TRI-WING
                  CON   FINISHED GOOD        FIF  EACH  000              00000256    07/08/99         50.00       1.3500

1-27890          LOCK
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       6.8800

1/4-28 X1/4      SET SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         28.00        .2500

1/4COB-12        DRILL BIT 1/4 12inches
                  SMT   FINISHED GOOD        FIF  EACH  000              G001135     03/15/99          5.00       4.4000

1/4COB-6         DRILL BIT 1/4inches COBALT
                  SMT   FINISHED GOOD        FIF  EACH  000              G001135     03/15/99          5.00       3.6500

1/8 DRILL BIT    DRILL BIT 1/8
                  GEN   FINISHED GOOD        STD  EACH  000                                           12.00        .0000

10 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              OVERDIST                     18.00-       .8900

--------------------------------------------------------------------------------
                                                                         Page: 5

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

10-010           DRILL BIT, THREAD #10 SHORT
                  SMT   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99          7.00       2.5200       17.64

10-019           DRILL BIT, THREADED #19 SHORT
                  SMT   FINISHED GOOD        FIF  EACH  000              OVERDIST                      3.00-      2.1400       6.42-

10-020           DRILL BIT, THREADED #20 SHORT
                  SMT   FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-      2.1400       2.14-

10-021           DRILL BIT, THREAD #21 SHORT
                  SMT   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99          8.00       2.1400       17.12
                                                                         G001032     06/11/99         20.00       2.1400       42.80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         28.00       2.1400       59.92

10-030           DRILL BIT, THREAD #30 SHORT
                  SMT   FINISHED GOOD        FIF  EACH  000              G001032     06/11/99         18.00       1.8800       33.84

10-040           DRILL BIT, THREAD #40 SHORT
                  SMT   FINISHED GOOD        FIF  EACH  000              G001032     06/11/99         10.00       1.6300       16.30

10-210           DRILL BIT, THREAD #10 LONG
                  SMT   FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-      2.6400       2.64-

10-221           DRILL BIT, THREAD #21 LONG
                  SMT   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99          8.00       2.2900       18.32
                                                                         G001032     06/11/99         20.00       2.2900       45.80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         28.00       2.2900       64.12

10-230           DRILL BIT, THREAD #30 LONG
                  SMT   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99          8.00       1.9300       15.44

10-240           DRILL BIT, THREAD #40 LONG
                  SMT   FINISHED GOOD        FIF  EACH  000              G001032     06/11/99         17.00       1.7300       29.41

10-310           DRILL BIT, THREAD #10 STUB
                  SMT   FINISHED GOOD        FIF  EACH  000              G001032     06/11/99         19.00       2.9000       55.10

10-319           DRILL BIT, THREAD #19 STUBBY
                  SMT   FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-      2.4800       2.48-

10-321           DRILL BIT, THREAD #30 STUBBY
                  SMT   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99          6.00       2.6300       15.78
                                                                         G0012881    06/03/99         10.00       2.6300       26.30
                                                                         G001032     06/11/99         20.00       2.6300       52.60
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         36.00       2.6300       94.68

10-330           DRILL BIT, THREAD #30 STUB
                  SMT   FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-      2.2400       2.24-

10-340           DRILL BIT, THREADED #40
                  SMT   FINISHED GOOD        FIF  EACH  000              G001032     06/11/99         11.00       2.0600       22.66

10-597261-721    PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98         35.00       2.7500       96.25

100-015-1109     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              00000209    12/31/98          1.00       3.7900        3.79
                                                                         PHY CNT     06/18/99          1.00       3.7900        3.79
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.00       3.7900        7.58

100-110-1109     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          7.00       2.3900       16.73

100-113-1109     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00       3.1800        9.54

100-124-8815     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00       1.9600        1.96

--------------------------------------------------------------------------------
                                                                         Page: 6

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

100-238-8815     ACM DUCT SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      15.7100       15.71

100-275-2272     SEAL
                  BS    FINISHED GOOD        STD  EACH  000                                            3.00      59.6100      178.83

100-905-1109     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .0000         .00
                                                                         PHY CNT     12/27/99          1.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00        .0000         .00

10106-1          PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

10109-1          APEX PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

10110-501        BRAKE PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

10135-501        UPPER LINK
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

105-00200        RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        104.00        .1300       13.52
                                                                         00000212    04/09/99         26.00        .9300       24.18
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        130.00        .2900       37.70

110-14C          TAPE, PACKING
                  CON   FINISHED GOOD        FIF  EACH  000              G001544     06/03/99          1.00      33.2000       33.20

110-2222-079     PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98        491.00       1.7500      859.25

1101612-01       LAP BELT.LH PILOT CO-10-E-10
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

1103P0648        PRESSURE SWITCH
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

11419            SANDING DISC 240GRIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001073     03/15/99        200.00        .4200       84.00

117200R1         CLOTH BAGS 3X5
                  CON   FINISHED GOOD        FIF  EACH  000              G001181     03/15/99      1,000.00        .1700      170.00

12 DRILL BIT     DRILL BIT #12
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      3.00-       .0000         .00

120789           CATALYST
                  CON   FINISHED GOOD        FIF  EACH  000              G001167     03/15/99          3.00      22.8600       68.58

1243030          SHIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000222    12/31/98          1.00       8.1000        8.10

1243030-6        SHIN
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00       5.9500       11.90

1243030-7        SHIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000222    12/31/98          1.00       5.9500        5.95

13 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              00000257    07/07/99          9.00       1.0700        9.63

1300L            1300-L SCOTCH GRIP ADHESIVE
                  CON   FINISHED GOOD        FIF  EACH  000              G001060     03/15/99          4.00      16.1600       64.64
                                                                         G001125     03/15/99          5.00      14.0800       70.40
                                                                         G001432     06/03/99          6.00      14.4500       86.70
                                                                         G001603     06/03/99          6.00      16.5700       99.42
                                                                         G001030     06/11/99          6.00      14.0800       84.48
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         27.00      15.0237      405.64

--------------------------------------------------------------------------------
                                                                         Page: 7

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

1338A2           LOCK BOX
                  OFF   FINISHED GOOD        FIF  EACH  000              G001083     03/15/99          1.00      89.6400       89.64

135-01-033       CAP
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     118.4400      118.44

135-01-034       ARM REST
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

135-01589A       ARM REST
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

13701F4          RUDDER PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

13705E49         BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      90.0600       90.06

1371005R4        SKIN, 57-20-13 FIG 10
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     144.0000      144.00

1371005R6        JOINT PLATE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       9.5000        9.50

137103F39        PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00     127.9200      511.68

137103F7         PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

137103F9         PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

137108C405       SEAT RAIL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     450.0000      450.00

1371144C5        PLATE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

137126C101       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     121.4200      121.42

137126C95        SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00     101.9100      203.82

137163F5         CABLE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      16.0800       16.08

137165B5         LANYARD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      38.2200       38.22

137165B7         BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      57.8400      115.68

137169C11        RING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

137169C12        RETAINING RING
                  GEN   FINISHED GOOD        STD  EACH  000                                            7.00        .0000         .00

137199B7         TUBE
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00      50.1400      150.42

137199B9         TUBE
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00      36.1600      108.48

137212B9         TUBE
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00     130.2000      390.60

137220F1         PACKING
                  GEN   FINISHED GOOD        STD  EACH  000                                           10.00       1.4000       14.00

--------------------------------------------------------------------------------
                                                                         Page: 8

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

137254B3         ROD END
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

137254B405       ROD ASSY
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     378.2100      378.21

137302B21        BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00     125.1800      250.36

137302B23        BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00     139.7200      419.16

137302B426       BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     256.8700      256.87

13730316K401     LOOM
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00      29.3000       87.90

13730612K1       LANYARD
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00      20.5600       82.24

137306B23        HINGE BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     135.3800      135.38

137306B7         HINGE BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            8.00     132.3800    1,059.04

13731166K5       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98          2.00      12.6800       25.36

137314B429       WING TIP
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     189.0000      189.00

137314B70        REFLECTO
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      37.5000       37.50

137314B75        SHIELD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      52.5000       52.50

137315B73        BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      15.2000       15.20

137362F3         BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      63.6800       63.68

137362F4         BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      89.7500       89.75

137365F3         WASHER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      53.7400       53.74

137365F5         TAB
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00      63.9600      191.88

137367F7         BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00     155.5600      311.12

137367F9         BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            8.00      78.1100      624.88

137370B23        BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      71.5300      143.06

137370B25        BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      44.1700       88.34

137370B27        BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      33.1800       66.36

137414B105       BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     162.5200      162.52

--------------------------------------------------------------------------------
                                                                         Page: 9

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

137414B127       PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      57.7000       57.70

137414B129       PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      47.2400       47.24

137414B99        BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     285.7000      285.70

137426F27        BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      23.4000       23.40

137429F3         BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00     143.0000      572.00

137439C9         BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      18.6900       18.69

13744B11         BEARING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

13744B21         PIN LOCKING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      23.2500       46.50

13745B3          KEY
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

137464F5         SPACER
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      64.7600      129.52

137464F9         BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     113.7000      113.70

13748B45         BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      74.6300      149.26

13748B77         BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            7.00      79.7500      558.25

137528F403       TIP ELEV HORN
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     420.0000      420.00

13756B300        STIFFNER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      38.2000       38.20

13756B301        STIFFNER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      32.4000       32.40

13756B309        BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      42.2000       42.20

13756B311        BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      31.2600       31.26

13756B312        BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      41.4000       41.40

137581C79        BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      23.5900       23.59

137584C409       SEAT PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

1375939R7        BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      23.0000       46.00

13760B23         SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      12.7900       12.79

137812C21        BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00      31.9800      127.92

--------------------------------------------------------------------------------
                                                                        Page: 10

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

13784E75         SLEEVE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      83.6000       83.60

13789E3          BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      30.0000       30.00

1379011B401      STOP
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      98.6500       98.65

1379020F1        BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00     113.7000      227.40

1379033H4        BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      76.4600       76.46

1379039F1        SPACER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      47.9100       47.91

1379046H15       END CHANNEL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      70.7000       70.70

1379068E415      LEVER ASSY
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     831.0700      831.07

1379068E47       BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      23.5600       23.56

1379068E7        BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      52.2000       52.20

13790079B21      GROMMETS
                  GEN   FINISHED GOOD        STD  EACH  000                                           25.00       1.0000       25.00

1379086C401      BUFFER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00   1,4401.2200   1,401.22

1379089H7        STUB PIPE SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00      35.0400      140.16

1379096H1        DUCT
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00     276.3700      552.74

1379097H15       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      73.7100       73.71

1379098H45       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

13790E19         BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

13790E7          BUSH
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00-     56.5700      56.57-

1379101H30       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      28.1100       56.22

1379101H31       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            8.00      50.0900      400.72

1379102H41       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      18.4100       18.41

1379102H42       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      78.1000       78.10

1379102H43       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      49.1400       98.28

1379102H84       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      48.7300       97.46

--------------------------------------------------------------------------------
                                                                        Page: 11

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

1379102H85       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00      51.1700      153.51

1379102H86       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      48.4800       48.48

1379102H87       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      57.3300      114.66

1379102H89       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

1379108E5        BELL CRANK
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00     125.5500      251.10

1379108E7        BELL CRANK
                  GEN   FINISHED GOOD        STD  EACH  000                                            7.00     266.7400    1,867.18

1379108E9        SHIM
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       6.5800       13.16

1379116H10       CAP
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     142.0000      142.00

1379119L68       TRIM
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     553.8000      553.80

1379124H421      GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       8.5000        8.50

1379141C5        WASHER
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      27.2100       54.42

1379145B20       BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

1379145B21       BRACKET
                  GEN   FINISHED GOOD        FIF  EACH  000              00000188    12/31/98          1.00      27.4400       27.44

1379145B6        PACKER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

1379151E3        PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                           15.00      99.0200    1,485.30

1379164E409      CABLE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

1379208L21       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00       1.0000        3.00

1379209L404      DUCT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

1379245L1        GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            5.00       1.0000        5.00

1379254C23       BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

1379288H1        GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

1379305A73       HOSE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

1379350C-1       HANDLE COWLING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

1379375B3        GROMMETS
                  GEN   FINISHED GOOD        STD  EACH  000                                           15.00       5.1800       77.70

--------------------------------------------------------------------------------
                                                                        Page: 12

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

1379415B401      LEAD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

1379415B403      LEAD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

1379415B405      LEAD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

1379459R1        PIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00       1.0000        3.00

1379523H13       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

1379529H5        SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

1379539R1        BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00      21.0000       84.00

1379539R5        BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

137968C11        WASHER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

137968C427       BOLD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

137968C43        TRUNION
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00       1.0000        3.00

1379731L403      DUCT L/H
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     991.6000      991.60

140CP            SCALE
                  EQP   FINISHED GOOD        STD  EACH  000                                            2.00        .0000         .00

14129014-235     PIPE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     103.0000      103.00

14153290-4       BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

14153290-62      GOSSET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

141453293-3      STIFFENER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

14155090-5       SKIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     130.0000      130.00

14155090-6       PLATE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      64.0000       64.00

14157886-405     FAIRING ASSEMBLY
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00   3,200.0000    3,200.00

1567 A/B         ADHESIVE, EPIBOND
                  CON   FINISHED GOOD        FIF  EACH  000              G001475     06/03/99         12.00      32.9300      395.16

15K OHM          RESISTORS
                  ATG   FINISHED GOOD        AVG  EACH  000                                            1.00        .0000         .00

16 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-      1.0000       1.00-

1632 A/B         ADHESIVE, CIBA 50 ML
                  CON   FINISHED GOOD        FIF  EACH  000              G001427     06/03/99          1.00      15.1300       15.13
                                                                         G001460     06/03/99         11.00      15.1300      166.43

--------------------------------------------------------------------------------
                                                                        Page: 13

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

1632 A/B         ADHESIVE, CIBA 50 ML
                  CON   FINISHED GOOD        FIF  EACH  000              G001577     06/03/99         24.00      15.1300      363.12
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         36.00      15.1300      544.68

165797           BATT. CELL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

168672           LAP BELTS
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

168673           SEAT BELT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

168675           BELT ASSY, LEFT HAND
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

16876            SEAT BELT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

16930-1          DISCHARGER
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

169404           DIE
                  SMT   FINISHED GOOD        FIF  EACH  000              G001081     03/15/99          1.00      82.9500       82.95

17 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              00000257    07/07/99          6.00       1.0000        6.00

17DM5374.6       PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98          3.00       2.0000        6.00

17DM53740-5002   PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98          3.00       2.0000        6.00

17DM53745-7      PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98          2.00       2.5000        5.00

185547           BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

185548           BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

18900            PROTECTIVE BOOT
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00       1.0000        3.00

19 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-      1.0000       2.00-

1925T61          BAGS, CLOTH PARTS
                  CON   FINISHED GOOD        FIF  EACH  000              G001484     06/03/99         40.00       2.9100      116.40

1HE24-12         SWITCHES
                  ATG   FINISHED GOOD        AVG  EACH  200                                           36.00     265.2500    9,549.00

ITP1-8515        SWITCH
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

2-320568-3       TERMINAL
                  ATG   FINISHED GOOD        AVG  EACH  100                                        1,000.00        .5240      524.00

2-36161-3        TERMINAL
                  ATG   FINISHED GOOD        AVG  EACH  100                                        1,000.00        .2920      292.00

2-36161-5        TERMINAL
                  ATG   FINISHED GOOD        AVG  EACH  100                                        1,000.00        .3370      337.00

2-36161-6        TERMINAL
                  ATG   FINISHED GOOD        AVG  EACH  100                                        1,000.00        .5270      527.00

2-5924041        PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98          1.00       1.0000        1.00

--------------------------------------------------------------------------------
                                                                        Page: 14

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

2-5924041        PIN
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00       1.0000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.00       1.0000

2-65561          STATIC WICK
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000

20 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              00000257    07/07/99          6.00        .8500

200-06H          CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      4.00-       .0000
                                                                         PHY CNT     12/27/99          9.00        .0000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          5.00        .0000

200-12H          CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .0000

200-24H          CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0000

200-40H          HOSE CLAMPS
                  BS    FINISHED GOOD        FIF  EACH  000              00000253    12/31/99          5.00        .0000
                                                                         PHY CNT     12/27/99          1.00        .0000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00        .0000

200-60H          CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .0000

200838-3         CONNECTOR SHELL
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98          1.00       8.0000

201042           FILTER
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000

201046-2
                  ATG   FINISHED GOOD        AVG  EACH  100                                          100.00       1.7000

201047-2         PIN, FEMALE
                  ATG   FINISHED GOOD        AVG  EACH  100                                           50.00       2.4200

201092-1         MALE JACK SCREWS
                  ATG   FINISHED GOOD        AVG  EACH  100                                           50.00       2.5248

2012 A/B         ADHESIVE, CIBA GEIGY ARALDITE
                  CON   FINISHED GOOD        FIF  EACH  000              G001577     06/03/99          2.00        .0000

201311-3         BLOCK, FEMALE
                  ATG   FINISHED GOOD        AVG  EACH  100                                           50.00      20.1100

201578-1         PIN
                  ATG   FINISHED GOOD        FIF  EACH  000              G001462     06/03/99      1,000.00        .6500
                                                        100              G001504     06/03/99      1,000.00        .7000
                                                                         PHY CNT     09/07/99        350.00        .6200
                                                                         PHY CNT     12/27/99      1,450.00        .7000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 100 TOTAL:      2,800.00        .6900
                                                                                                 ----------               ----------
                                                                         ITEM 201578-1 TOTAL:      3,800.00        .6795

201580-1         SOCKET
                  ATG   FINISHED GOOD        FIF  EACH  100              G001321     06/03/99      1,000.00        .8200
                                                                         PHY CNT     09/07/99        554.00        .8000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 100 TOTAL:      1,554.00        .8129

2024T3.032       ALUMINUM, ALCLAD SHEET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     271.0000

--------------------------------------------------------------------------------
                                                                        Page: 15

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

2024T.040        ALUMINUM, ALCLAD SHEET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     279.0000      279.00

20260            TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98         65.00        .9000       58.50
                                                                         PHY CNT     12/27/99          1.00        .9000         .90
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         66.00        .9000       59.40

202713-2         SHIELD
                  ATG   FINISHED GOOD        AVG  EACH  100                                           55.00      18.1455      998.00

202A153-25/42    BOOT
                  ATG   FINISHED GOOD        AVG  EACH  200                                           46.00       9.2000      423.20

202D121-25       BOOT
                  ATG   FINISHED GOOD        AVG  EACH  100                                            5.00       8.3400       41.70

202D121-25/42    BOOT
                  ATG   FINISHED GOOD        FIF  EACH  200              00000244    12/31/98        159.00       7.1800    1,141.62
                                                                         00000292    01/17/00          9.00       7.1800       64.62
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 200 TOTAL:        168.00       7.1800    1,206.21

202D121-25/42    BOOT
                  ATG   FINISHED GOOD        FIF  EACH  200              00000244    12/31/98        159.00       7.1800    1,141.62

202D132-25       BOOTS, RAYCHEM
                  ATG   FINISHED GOOD        FIF  EACH  200              G001570     06/03/99         24.00       8.0300      192.72

202D132-25/42    BOOTS, RAYCHEM
                  ATG   FINISHED GOOD        FIF  EACH  200              00000244    12/31/98         15.00       9.0900      136.35
                                                                         00000292    01/17/00         24.00       9.0900      218.16
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         39.00       9.0900      354.51

202D242-4        BOOT
                  ATG   FINISHED GOOD        AVG  EACH  100                                           21.00       10.900      228.90
                                                        200                                           21.00       10.900      228.90
                                                                                                 ----------               ----------
                                                                         ITEM 202D242-4 TOTAL:        42.00      10.0900      457.80

203M012-
19B08NB          BOOT
                  ATG   FINISHED GOOD        AVG  EACH  100                                            4.00        .0000         .00

204814-1         CONNECTOR
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98          1.00       1.0000        1.00

205089-1         CONTACT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         20.00       1.0000       20.00

205090-1         PINS
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98        617.00       1.2000      740.00
                                                                         PHY CNT     06/18/99         18.00       1.2000       21.60
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        635.00       1.2000      762.00

205839-3         CONNECTOR
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98          3.00       5.0000       15.00

207235-1         JACKSCREWS
                  ATG   FINISHED GOOD        AVG  EACH  100                                          200.00       3.4280      685.60

211-505-9001     CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT                       4.00        .0000         .00

212-1.4          QUAD BIT
                  CON   FINISHED GOOD        FIF  EACH  000              00000283    11/14/99         99.00       1.8500      183.15

212-12D          NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         58.00        .9800       56.84
                                                                         PHY CNT     12/27/99          2.00        .9800        1.96
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         60.00        .9800       58.80

--------------------------------------------------------------------------------
                                                                        Page: 16

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

212-2            QUAD BIT
                  CON   FINISHED GOOD        FIF  EACH  000              00000283    11/14/99         99.00       1.2500      123.75

212-3            QUAD BIT
                  CON   FINISHED GOOD        FIF  EACH  000              00000283    11/14/99         98.00       1.2500      122.50

212-4            QUAD BIT
                  CON   FINISHED GOOD        FIF  EACH  000              00000283    11/14/99         98.00       1.2500      122.50

212-5            QUAD BIT
                  CON   FINISHED GOOD        FIF  EACH  000              00000283    11/14/99        498.00       1.2500      622.50

212-6            QUAD BIT
                  CON   FINISHED GOOD        FIF  EACH  000              00000283    11/14/99        499.00       1.2500      623.75

212-8            QUAD BIT
                  CON   FINISHED GOOD        FIF  EACH  000              00000283    11/14/99         99.00       1.8500      183.15

214-16ND         NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00       1.1300        6.78

21850            END STRIP
                  GEN   FINISHED GOOD        STD  EACH  000                                            9.00       1.0000        9.00

22 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              00000257    07/07/99          3.00        .8900        2.67

22-01-2087       CONNECTOR
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         40.00        .0000         .00

2224             GLOVE
                  CON   FINISHED GOOD        FIF  EACH  000              G001071     03/15/99          2.00      18.7500       37.50
                                                                         G001201     06/28/99          2.00      18.7500       37.50
                                                                         G0012011    06/28/99          2.00      18.7500       37.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00      18.7500      112.50

222D211-4/42     BOOT
                  ATG   FINISHED GOOD        AVG  EACH  100                                            9.00      11.7400      105.66

222D221-4        BOOT
                  ATG   FINISHED GOOD        AVG  EACH  100                                           10.00      10.8200      108.20
                                                        200                                          146.00      10.8200    1,579.72
                                                                                                 ----------               ----------
                                                                         ITEM 222D221-4 TOTAL:       156.00      10.8200    1,687.92

222D242-25       BOOT
                  ATG   FINISHED GOOD        AVG  EACH  200                                          587.00      21.3000   12,503.10

222D242-25/42    BOOT
                  ATG   FINISHED GOOD        AVG  EACH  100                                           24.00      13.3000      319.20

222F211-51-164   BOOT
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00        .0000         .00

22399            SANDING DISC 5GRIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001073     03/15/99        200.00        .4400       88.00
                                                                         G001292     06/03/99        200.00        .4400       88.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        400.00        .4400      176.00

223A223-4        BOOT
                  ATG   FINISHED GOOD        AVG  EACH  200                                           46.00      26.4400    1.216.24

223A223-4/42     BOOT
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1300      26.4400      343.72

22403            SANDING DISC 120GRIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001073     03/15/99        195.00        .4000       78.00

--------------------------------------------------------------------------------
                                                                        Page: 17

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

225396-1         BNC CONNECTOR
                  ATG   FINISHED GOOD        FIF  EACH  100              00000246    06/18/99          2.00       4.5200        9.04

225973-4         BNC CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           10.00      11.6000      116.00

23 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              OVERDIST                     13.00-      3.7300      48.49-

23065-1430       ADAPTER
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00     150.0000      300.00

23065-513        KIT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

23080-1971       BRUSH
                  GEN   FINISHED GOOD        STD  EACH  000                                            8.00       1.0000        8.00

2315M24-4        REFILL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

234-040          CARTRIDGE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

2380             OIL
                  CON   FINISHED GOOD        FIF  EACH  000              00000265    07/22/99         48.00       5.5300      265.44

240L100          BELT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      22.4600       22.46

245 HUCK         HUCK GUN
                  SMT   FINISHED GOOD        FIF  EACH  000              G001137     03/15/99          1.00   2,038.8900    2,038.89

250065           SEALANT GUN 60Z
                  SMT   FINISHED GOOD        FIF  EACH  000              G001441     06/03/99          1.00     146.8100      146.81

252-1231-000     BUSHING, MS3348-8-10
                  ATG   FINISHED GOOD        AVG  EACH  100                                           60.00       3.7500      225.00

254 MOBIL        OIL
                  CON   FINISHED GOOD        FIF  EACH  000              OVERDIST                     15.00-      0.0700     136.05-
                                                                         G001556     06/03/99         24.00      16.4700      395.28
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          9.00      28.8033      259.23

255-0040         LABELS, KROY MACHINE 1/4"
                  ATG   FINISHED GOOD        AVG  EACH  000                                            4.00      34.9500      139.80
                                                        100                                            6.00      36.6917      220.15
                                                                                                 ----------               ----------
                                                                         ITEM 255-0040 TOTAL:         10.00      35.9950      359.95

255010           FUSE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

2600-SW2         CAMLOC
                  GEN   FINISHED GOOD        STD  EACH  000                                           10.00        .5060        5.06

2600SW2          WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000194    12/31/98          2.00        .0440         .09

26S8-6           CAMLOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         11.00       1.5000       16.50
                                                                         PHY CNT     12/27/99          5.00       1.5000        7.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         16.00       1.5000       24.00

27 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              OVERDIST                      3.00-       .8000       2.40-

27-201           COUNTERSING
                  SMT   FINISHED GOOD        FIF  EACH  000              G001499     06/03/99          2.00       4.7500        9.50

--------------------------------------------------------------------------------
                                                                        Page: 18

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

27-211           COUNTERSINK
                  SMT   FINISHED GOOD        FIF  EACH  000              G001499     06/03/99          2.00       4.7500        9.50

27-212           COUNTERSINK
                  SMT   FINISHED GOOD        FIF  EACH  000              G001499     06/03/99          2.00       4.7500        9.50

27-213           COUNTERSINK
                  SMT   FINISHED GOOD        FIF  EACH  000              G001499     06/03/99          2.00       4.7500        9.50

27-226           COUNTERSINK
                  SMT   FINISHED GOOD        FIF  EACH  000              G001499     06/03/99          2.00       4.7500        9.50

27-232           COUNTERSINK
                  SMT   FINISHED GOOD        FIF  EACH  000              G001499     06/03/99          2.00       4.7500        9.50

27-267           COUNTERSINK
                  SMT   FINISHED GOOD        FIF  EACH  000              G001499     06/03/99          2.00       4.7500        9.50

27-6-03          TUBING, POLY 4MIL
                  CON   FINISHED GOOD        FIF  EACH  000              G001295     06/03/99          3.00      28.4000       85.20

2700-16          CAMLOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00       4.0000       20.00

2700-7           CAMLOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         31.00        .0000         .00

274-7002-000     PIN EXTRACTORS
                  BS    FINISHED GOOD        FIF  EACH  000              00000251    12/31/98        259.00        .0000         .00

27500-18SM1N23   WIRE, 18 GAUGE SHIELDED W
                  ATG   FINISHED GOOD        AVG  EACH  100                                          500.00       1.0700      535.00

27500-20SM1N23   WIRE, 20 GAUGE SHIELDED W
                  ATG   FINISHED GOOD        AVG  EACH  100                                          150.00       2.0000      300.00

27500-20SM2N23   WIRE, 20 GAUGE SHIELDED W/B
                  ATG   FINISHED GOOD        AVG  EACH  100                                        1,000.00       2.5000    2,500.00

27500-20SM3N23   WIRE, 20 GAUGE SHIELDED W/B/O
                  ATG   FINISHED GOOD        AVG  EACH  100                                          200.00       3.0000      600.00

28-1-C           ZINC SLEEVES
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         68.00        .0000         .00
                                                                         PHY CNT     12/27/99          9.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         77.00        .0000         .00

28-2-G           ZINC SLEEVES
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         84.00        .1500       12.60

28-3-M           ZINC SLEEVES
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         91.00        .0000         .00
                                                                         PHY CNT     12/27/99          9.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         96.00        .0000         .00

28-4-P           ZINC SLEEVES
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00       1.2100        9.68

28-6-X           ZINC SLEEVES
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          7.00        .0000         .00

280000           SEALANT GUN HOSE
                  SMT   FINISHED GOOD        FIF  EACH  000              G001441     06/03/99          2.00      24.4250       48.85

281-38           KEVLAR, 281 STYLE
                  GEN   FINISHED GOOD        STD  EACH  000                                           10.00      16.7000      167.00

28400104         CONICAL SEAL
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         17.00        .1500        2.55

--------------------------------------------------------------------------------
                                                                        Page: 19

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

29S7D5255-04     DE-ICE BOOT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

2D9              SWITCH
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

2JM4134900671-3  CONNECTOR
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00       1.0000        4.00

2LA005-288-00    CAUTION LIGHT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

2LA005985-11     PANEL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

2TC12-5          CIRCUIT BREAKER 5 AMP
                  ATG   FINISHED GOOD        AVG  EACH  100                                            9.00      15.0000      135.00

2TC2-1           CIRCUIT BREAKER
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00        .0000         .00

2TC2-4           CIRCUIT BREAKER
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

2TC2-7.5         CIRCUIT BREAKER
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

3 TRI-WING       TRI BIT
                  BS    FINISHED GOOD        FIF  EACH  100              OVERDIST                     11.00-      1.3500      14.85-
                                                                         PHY CNT     12/27/99          8.00       1.3500       10.80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00-      1.3500        4.05

30 DRILL
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     24.00-       .5800      13.92-
                                                                         PHY CNT     12/27/99         .5800        .5800       12.76
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.00-       .5800       1.16-

30 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              OVERDIST                    354.00-       .6800     240.72-

30-110-5         LATCH
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00      10.8900       54.45

30-110-6         LATCH
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00      10.8900       54.45

30-173-1         LATCH
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00       5.9500        5.95

30-173-2         LATCH
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00       5.9500       11.90
                                                                         PHY CNT     12/27/99          1.00       5.9500        5.95
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00       5.9500       17.85

3001 1/4         STAINLESS STEEL
                  GEN   FINISHED GOOD        FIF  EACH  000              G001599     06/03/99          1.00   1,182.4400    1,182.44

301-B/C          PUMP, WEST SYSTEMS
                  SMT   FINISHED GOOD        FIF  EACH  000              G001293     06/03/99          1.00       9.7500        9.75

30100027         FIRE BOTTLE
                  GEN   FINISHED GOOD        FIF  EACH  000                                            1.00-      1.0000       1.00-

3010880          GASKET IGNITOR
                  GEN   FINISHED GOOD        STD  EACH  000                                            5.00       1.0000        5.00

301A011-25       BOOT
                  ATG   FINISHED GOOD        AVG  EACH  200                                           38.00      12.7900      486.02

--------------------------------------------------------------------------------
                                                                        Page: 20

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

301A022-4        BOOT
                  ATG   FINISHED GOOD        AVG  EACH  200                                            4.00      18.0000       72.00

302-DN           VALVE
                  GEN   FINISHED GOOD        STD  EACH  000                                           20.00       1.0000       20.00

30268BAC3-1      INDICATOR
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

30477-9          GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            6.00       1.0000        6.00

306-4            HOSE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

306-6            HOSE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

306-8            HOSE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

30903819         CARTRIDGE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

31 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              OVERDIST                     37.00-       .6800      25.16-

31-216           REAMER .310X.292X5/16
                  SMT   FINISHED GOOD        FIF  EACH  000              G001499     06/03/99          1.00      17.5000       17.50

3101768-1        PACKING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

3103639-1        TUBE ASSY
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

3103972-1        GARLOCK SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

3104099-5        GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00      85.0000      340.00

3104179.3        TUBE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

3108196-1        GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            8.00       1.0000        8.00

311-524-9001     ELBOW TUBE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

311-5504-9904    ELBOW ADAPT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .0000         .00
                                                                         PHY CNT     12/27/99          1.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          5.00        .0000         .00

314208190        CAMLOCK
                  BS    FINISHED GOOD        FIF  EACH  000              00000244    12/31/98         18.00       1.2800       23.04

314210190        DZUS FASTENER
                  GEN   FINISHED GOOD        STD  EACH  000                                           60.00       1.0000       60.00

318-2020-302     PINS
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98         46.00        .6600       30.36

31890            TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              G001067     03/15/99         52.00        .2230       11.60
                                                                         PHY CNT     12/27/99         47.00        .2900       13.63
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         99.00        .2548       25.23

--------------------------------------------------------------------------------
                                                                        Page: 21

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

31894            CONNECTOR
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98         83.00        .2400       19.92
                                                                         PHY CNT     06/18/99         81.00        .2400       19.44
                                                                         PHY CNT     12/27/99          1.00        .2400         .24
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        165.00        .2400       39.60

31897            TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98         90.00        .3200       28.80
                                                                         PHY CNT     12/27/99         14.00        .3200        4.48
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        104.00        .3200       33.28

32053            SPADE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99        100.00      21.1200    2,112.00

32054            SPADE #10
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         95.00      21.1200    2,006.40

320565           TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              G001147     03/15/99         21.00        .1980        4.16

32059            SPADE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99        100.00      21.1200    2,112.00

32060            SPADE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         97.00      21.1200    2,048.64

320619           RING
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-      7.3700      14.74-
                                                                         PHY CNT     12/27/99         50.00       7.3700      368.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         48.00       7.3700      353.76

32589            SPADE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99        102.00      16.0100    1,633.02

327              LIGHT BULBS
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00       1.5000        6.00

33-1G            ALUMIPREP
                  CON   FINISHED GOOD        FIF  EACH  000              G001538     06/03/99          2.00      17.9500       35.90

337-546-9001     FILTER ASSY
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

34-MJ41-103-3    RETAINER ASSY
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         19.00        .0000         .00

34070            TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      8.00-     19.7000     157.60-
                                                                         PHY CNT     12/27/99         69.00      19.7000    1,359.30
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         61.00      19.7000    1,201.70

34070            RING TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      8.00-     19.7000     157.60-
                                                                         PHY CNT     12/27/99         76.00      19.7000    1,497.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         68.00      19.7000    1,339.60

341A015-25       BOOT
                  ATG   FINISHED GOOD        AVG  EACH  200                                           20.00      33.6700      673.40

3423             MASK, PARTICULATE RESPIRATORS
                  CON   FINISHED GOOD        FIF  EACH  000              G001201     06/28/99          1.00      19.5900       19.59

342A012-25       BOOT
                  ATG   FINISHED GOOD        AVG  EACH  200                                           16.00      16.9600      371.36

34541            SPADE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99        100.00       7.4800      748.00

--------------------------------------------------------------------------------
                                                                        Page: 22

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

3455             GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

35-921502        GASKET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00       2.0000        4.00

35-921503        GASKETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00       3.0000        9.00

35108            TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     11.00-     26.4600     291.06-
                                                                         PHY CNT     12/27/99         77.00      26.4600    2,037.42
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         66.00      26.4600    1,746.36

351110           TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      6.00-       .2600       1.56-

35559            SPADE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         98.00      21.1200    2,069.76

36154            TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      6.00-     21.6900     130.14-
                                                                         PHY CNT     12/27/99         34.00      21.6900      737.46
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         28.00      21.6900      607.32

36160            TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              G001147     03/15/99         41.00        .1980        8.12
                                                                         PHY CNT     12/27/99          6.00        .3200        1.92
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         47.00        .2136       10.04

362A012-25       BOOT
                  ATG   FINISHED GOOD        AVG  EACH  200                                           75.00      15.9600    1,197.00

362A014-25       BOOT
                  BS    FINISHED GOOD        FIF  EACH  200              00000292    01/17/00         10.00      15.9600      159.60

362A014-4        BOOT
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

3702112-3        BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

372-2514-180     CONTACT PIN
                  BS    FINISHED GOOD        FIF  EACH  100              PHY CNT     09/07/99        250.00       1.8300      457.50
                                                                         PHY CNT     12/27/99         50.00       1.8300       91.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        300.00       1.8300      549.00

37F2214          LACING CORD
                  CON   FINISHED GOOD        FIF  EACH  100              G001085     03/15/99          3.00      20.0700       87.21
                                                                         G001113     03/15/99          3.00      29.0700       87.21
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00      29.0700      174.42

38 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              00000257    07/07/99          7.00        .5800        4.06

3804             THROTTLE VALVE ASSY
                  SMT   FINISHED GOOD        FIF  EACH  000              G001345     06/03/99          1.00      16.1500       16.15

3810559          SLIDE
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00        .0050         .01

3810579          DRAWER SLIDE HOUSING
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00       1.0000        4.00

38E96-2E         REGULATOR VALVE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

--------------------------------------------------------------------------------
                                                                        Page: 23

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

39008-0010       NYLON HOLD PLUG
                  GEN   FINISHED GOOD        STD  EACH  000                                           19.00       1.0000       19.00

3TC12-30         CIRCUIT BREAKER 30 AMP
                  ATG   FINISHED GOOD        AVG  EACH  100                                            3.00      74.1600      222.48

4 TRI-WING       TRI BIT
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     40.00-      1.3500      54.00-
                                                                         PHY CNT     12/27/99         31.00       1.3500       41.85
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          9.00-      1.3500      12.15-

40 DRILL BIT     DRILL BIT
                  CON   FINISHED GOOD        FIF  EACH  000              OVERDIST                    125.00-       .5900      73.75-

40-40-1020-1285  MATERIAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            5.00      14.0000       70.00

4002-0S          GROMMET
                  BS    FINISHED GOOD        FIF  EACH  000              00000291    01/17/00          7.00       5.3000       37.10

4002-12          STUD
                  GEN   FINISHED GOOD        STD  EACH  000                                           14.00        .9300       13.02

4002-17          STUD
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00       2.2300        8.92

4002-18          STUD
                  GEN   FINISHED GOOD        STD  EACH  000                                           18.00       1.0000       18.00

4002-6           CAMLOCK
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      3.00-       .0000         .00

4002-8           CAMLOCK
                  GEN   FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00       1.7500        7.00
                                                                         PHY CNT     12/27/99          1.00       1.7500        1.75
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          5.00       1.7500        8.75

4002-N           GROMMET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00-       .8280        .83-

4002N            GROMMETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .7200        5.76

4002P3-187       GROMMET
                  GEN   FINISHED GOOD        STD  EACH  000                                           14.00       1.0000       14.00

4002SW           RETAINER WASHER
                  GEN   FINISHED GOOD        STD  EACH  000                                           14.00       1.0000       14.00

401039-903       SHROUD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      24.5700       24.57

402AH            DILL VALVE CURE
                  GEN   FINISHED GOOD        STD  EACH  000                                           20.00        .5100       10.20

4081-0405        RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99        347.00       1.1270      391.07

40G26-1          RING-RETAINER
                  BS    FINISHED GOOD        FIF  EACH  000              00000291    01/17/00         21.00       1.0000       21.00

40S5-6           STUD CAMLOCK
                  BS    FINISHED GOOD        FIF  EACH  000              0000291     01/17/00          7.00       4.1000       28.70

40S53            CAMLOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .0000         .00

41372-11         ROD ASSY
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

--------------------------------------------------------------------------------
                                                                        Page: 24

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

42182-10         FITTING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00     205.2700      410.54

425              TAPE, ALUMINUM 3M
                  CON   FINISHED GOOD        FIF  EACH  000              G001030     06/11/99          4.00      24.8500       99.40

42FLW428         NUT
                  GEN   FINISHED GOOD        STD  EACH  000                                            8.00       1.0000        8.00

42FLW624         NUT
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00       1.0000        4.00

4300358          SPACER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000         .00

451-2            TAPE, CARPET 2"
                  CON   FINISHED GOOD        FIF  EACH  000              G001207     06/28/99         48.00       4.0300      193.44

452-16-12        LANYARD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

4553             LIGHT BULB
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00       1.0000        3.00

4591             LIGHT BULB
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

45F974           CONNECTOR
                  BS    FINISHED GOOD        FIF  EACH  000              00000010    12/31/98         17.00       1.2500       21.25
                                                                         PHY CNT     12/27/99          1.00       1.2500        1.25
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         18.00       1.2500       22.50

460-100          GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

4629T62          STORAGE BOX
                  OFF   FINISHED GOOD        FIF  EACH  000              G001083     03/15/99          1.00       9.2000        9.20

4687             FITTING ELBOW
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

471749           FILTER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

471750           FILTER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

47747000         PIN, BERG
                  ATG   FINISHED GOOD        FIF  EACH  100              G001442     06/03/99      1,200.00        .1200      144.00

484684           PRIMER, ETCH ACID
                  CON   FINISHED GOOD        FIF  EGAL  000              G001167     03/15/99          3.00      34.6400      103.92

4923-51          ANNUNCIATOR CUBE (MSG/WPT/DR/S)
                  ATG   FINISHED GOOD        FIF  EACH  100              G001419     06/03/99          3.00     155.0000      465.00
                                                                         G001471     06/03/99         15.00     155.0000    2,325.00
                                                                         00000246    06/18/99          7.00     143.0000    1,001.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         25.00     151.6400    3,791.00

4923-55          SWITCH (AUTOTUNE)
                  ATG   FINISHED GOOD        FIF  EACH  100              G001404     06/03/99         17.00     155.0000    2,635.00
                                                                         G001471     06/03/99         17.00     155.0000    2,635.00
                                                                         PHY CNT     12/27/99         18.00     155.0000    2,790.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         52.00     155.0000    8,060.00

4934C034         GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

--------------------------------------------------------------------------------
                                                                        Page: 25

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

5 TRI-WING       TRI BIT
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     68.00-      1.3500      91.80-
                                                                         PHY CNT     12/27/99         52.00       1.3500       70.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         16.00-      1.3500      21.60-

50023            RAGS T-SHIRT
                  CON   FINISHED GOOD        FIF  EACH  000              G001161     03/15/99        150.00       1.3800      207.00
                                                                         G001410     06/03/99        150.00       1.3800      207.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        300.00       1.3800      414.00

501010H-2256     BELT
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00        .0000         .00

50150-00         ROD
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00      37.8200       37.82

50189-00         SLEEVE
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00      30.0000       60.00

50309-008        BUS BAR PROTECTION
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

50813-00         SLEEVE
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00      23.5800       47.16

50814-00         SPACER
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00      28.8400       77.68

5092             SAFETY GOGGLES
                  CON   FINISHED GOOD        FIF  EACH  000              G001045     06/11/99         12.00       4.9000       58.80

50CD12           CESSNA LIBRARY
                  OFF   FINISHED GOOD        FIF  EACH  000              G001033     06/11/99          1.00   1,300.0000     1300.00

51282-1          WASHER
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00        .1500         .30

517-503-1109     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .0000         .00

51864-6          TERMINAL
                  ATG   FINISHED GOOD        AVG  EACH  100                                        1,500.00        .1800      270.00

52 DRILL BIT     DRILL BIT 52
                  CON   FINISHED GOOD        FIF  EACH  000              OVERDIST                      3.00-       .3700       1.71-

52575T15         SLEEVE PROTECTORS
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99          1.00      16.5600       16.56

529000A          GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

5499-01          HEAT TEST BOX
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00   8,389.0000    8,389.00

55845T25         EAR PLUGS
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99          2.00      21.8200       43.64

55CD12           CESSNA LIBRARY
                  OFF   FINISHED GOOD        FIF  EACH  000              G001033     06/11/99          1.00   1,500.0000    1,500.00

55M9081-229      WIRE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

5606             HYDRAULIC FLUID
                  CON   FINISHED GOOD        FIF  EACH  000              G001435     06/03/99          5.00      21.7020      108.51
                                                                         G001046     06/11/99          1.00     416.3500      416.35
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00      87.4767      524.86

--------------------------------------------------------------------------------
                                                                        Page: 26

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

56CD12           CESSNA LIBRARY
                  OFF   FINISHED GOOD        FIF  EACH  000              G001033     06/11/99          1.00   1,800.0000    1,800.00

570-353          PAINT, MATTERHORN WHITE
                  CON   FINISHED GOOD        FIF  GALL  000              G001167     03/15/99          4.00      80.0000      320.00

571081           CATALYST
                  CON   FINISHED GOOD        FIF  EACH  000              G001165     03/15/99          1.00      34.5200       34.52

572-665          PAINT, BRISTOL BLUE
                  CON   FINISHED GOOD        FIF  GAL   000              G001167     03/15/99          1.00     126.5000      126.50

572-680          PAINT, BAHAMA BLUE JET GLOW
                  CON   FINISHED GOOD        FIF  EACH  000              G001510     06/03/99          1.00      90.2200       90.22

5766120          SAND PAPER
                  CON   FINISHED GOOD        FIF  EACH  000              G001163     03/15/99          2.00      21.0000       42.00
                                                                         G001360     06/03/99          8.00      16.0000      128.00
                                                                         G001470     06/03/99          4.00      16.0000       64.00
                                                                         G001202     06/28/99          4.00      21.0000       84.00
                                                                         G001316     07/31/99          3.00      21.0000       63.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         21.00      18.1429      381.00

5766150          SAND PAPER
                  CON   FINISHED GOOD        FIF  EACH  000              G001163     03/15/99          2.00      20.6000       82.40
                                                                         G001360     06/03/99          8.00      16.0000      128.00
                                                                         G001470     06/03/99          4.00      16.0000       64.00
                                                                         G001202     06/28/99          3.00      20.6000       61.80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         19.00      17.6947      336.20

5766180          SANDING DISC 180GR
                  CON   FINISHED GOOD        FIF  EACH  000              G001163     03/15/99          2.00      20.6000       41.20
                                                                         G001360     06/03/99          4.00      16.0000       64.00
                                                                         G001470     06/03/99          2.00      16.0000       32.00
                                                                         G001202     06/28/99          3.00      20.6000       61.80
                                                                         G001316     07/31/99          2.00      20.6000       41.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         13.00      18.4769      240.20

5766240          SAND PAPER
                  CON   FINISHED GOOD        FIF  EACH  000              G001163     03/15/99          2.00      21.0000       42.00
                                                                         G001360     06/03/99          2.00      16.0000       32.00
                                                                         G001316     07/31/99          2.00      21.0000       42.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00      19.3333      116.00

5766400          SAND PAPER 400GR 6"
                  CON   FINISHED GOOD        FIF  EACH  000              G001316     07/31/99          1.00      21.1700       21.17

576680           SAND PAPER 80 GRIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001289     06/03/99          3.00      21.4200       64.26

5774 A/B         ADHESIVE, CIBA URALANE 50ML
                  CON   FINISHED GOOD        FIF  EACH  000              G001427     06/03/99         12.00      15.0500      180.60

578-520          CATALYST, FOR JET GLOW
                  CON   FINISHED GOOD        FIF  EACH  000              G001510     06/03/99          1.00      97.5000       97.50

578520           CATALYST
                  CON   FINISHED GOOD        FIF  EACH  000              G001165     03/15/99          1.00      33.0000       33.00
                                                                         G001167     03/15/99          5.00     102.2500      511.25
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00      90.7083      544.25

581-738          PLACARD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

581-883          PLACARD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

--------------------------------------------------------------------------------
                                                                        Page: 27

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

582-1L5N2        LENSES
                  ATG   FINISHED GOOD        AVG  EACH  100                                           40.00      52.8000    2,112.00

582-494          PLACARD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.5000       15.00

582-943          PLACARD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

583-335          PLACARD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

58331-003        DISCHARGER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

5S3-1            INSERT
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

6 TRI-WING       TRI BIT
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      9.00-      1.3500      12.15-

600-09296-0000   INSTALL BULLETIN
                  OFF   FINISHED GOOD        FIF  EACH  100              G001347     06/03/99          1.00       4.0000        4.00

600-09313-0002   INSTALL BULLETIN
                  OFF   FINISHED GOOD        FIF  EACH  100              G001423     06/03/99          1.00       4.0000        4.00

6027-24-61SB     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

602HE-106-6      SWITCHES
                  BS    FINISHED GOOD        FIF  EACH  200              00000292    01/17/00         30.00     337.4000   10,122.00

602HE-106-6B     SWITCHES
                  BS    FINISHED GOOD        FIF  EACH  200              00000292    01/17/00         22.00     348.0700    7,657.54

602HE106-6       SWITCHES
                  ATG   FINISHED GOOD        AVG  EACH  200                                           30.00     337.4000   10,122.00

602HE-106-6B     SWITCHES
                  ATG   FINISHED GOOD        AVG  EACH  200                                           22.00     348.0700    7,657.54

602HE148RB       SWITCHES
                  ATG   FINISHED GOOD        AVG  EACH  000                                            1.00-    311.5300     311.53-

604HE223-6B      SWITCHES
                  ATG   FINISHED GOOD        AVG  EACH  200                                           11.00     336.5300    3,701.83

612A5X-0022-2    C-SEAL
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98          3.00        .2500         .75

617-1408         TERMINALS
                  BS    FINISHED GOOD        FIF  EACH  000              00000174    12/31/98         17.00       3.7500       63.75
                                                                         PHY CNT     12/27/99         58.00       3.7500      217.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         75.00       3.7500      281.25
62065T32         GLASSES, SAFETY
                  CON   FINISHED GOOD        FIF  EACH  000              G001230     06/30/99         60.00       1.4700       88.20

62065T39         SAFETY GLASSES (BULK)
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99          1.00     133.8700      133.87

624HE223-6B      ROLLER SWTICHES
                  ATG   FINISHED GOOD        FIF  EACH  000              G001428     06/03/99         20.00     374.9800    7,499.60
                                                                         G001576     06/03/99         80.00     374.9800   29.998.40
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        100.00     374.9800   37,498.00

                                                        200              00000292    01/17/00         24.00     374.9800    8.999.52
                                                                         PHY CNT     01/17/00         24.00     325.3500    7,808.40
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         48.00     350.1650   16,807.92
                                                                                                 ----------               ----------
                                                                         ITEM 624HE223-6B
                                                                         TOTAL:                      148.00     366.9319   54,305.92

--------------------------------------------------------------------------------
                                                                        Page: 28

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

62GB16F08-04SN   CONNECTOR
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

632007-06        O RINGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         15.00       1.2700       19.05
                                                                         PHY CNT     12/27/99          3.00       1.2700        3.81
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         18.00       1.2700       22.86

640903-1         TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         93.00      10.7100      996.03

644              PRESERVATIVE SOLUTION
                  CON   FINISHED GOOD        FIF  EACH  000              G001186     03/15/99          1.00      16.9700       16.97

65-0075-7        LIGHT INDICATOR
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

660710854        SHIM
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

660715288        PROP BRUSH
                  GEN   FINISHED GOOD        STD  EACH  000                                            5.00       1.0000        5.00

6645-36-2S       BULB
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

66630-26         TAPE, BLACK WIRE MARKING
                  ATG   FINISHED GOOD        AVG  EACH  100                                            3.00      38.2000      114.60

6700207          HANDLE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

69484K902        PREFORMED PACKING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00       1.9800        1.98

69494J230        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         14.00        .1500        2.10

6959K32          BATTERIES, AAA
                  CON   FINISHED GOOD        FIF  EACH  000              G001484     06/03/99         12.00       3.5000       42.00

6C111            TERMINAL END
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.00       1.1500        2.30

6C151            TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         37.00       1.0000       37.00

6RX1/2THA S/S    SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          5.00        .1100         .55

6RX5/8THA        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         44.00        .1100        4.84

7-45205-1        PARKING BREAK CABLE
                  ATG   FINISHED GOOD        FIF  EACH  100              G001233     07/06/99          1.00     751.0000      751.00

70-13            BAG, PLASTIC 3"X4"
                  CON   FINISHED GOOD        FIF  EACH  000              G001062     03/15/99          2.00      20.5500       41.10

70-17            BAG, PLASTIC 4"X6"
                  CON   FINISHED GOOD        FIF  EACH  000              G001062     03/15/99          2.00      25.8500       51.70

700T-21          DRILL BIT #21. TITANIUM
                  CON   FINISHED GOOD        FIF  EACH  000              G001264     06/03/99         12.00       3.2000       38.40
                                                                         G001557     06/03/99         12.00       3.2000       38.40
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         24.00       3.2000       76.80

700T-30          DRILL BIT, TITANIUM #30
                  SMT   FINISHED GOOD        FIF  EACH  000              G001557     06/03/99         12.00       2.6000       31.20
                                                                         G001235     07/06/99         12.00       2.6000       31.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         24.00       2.6000       62.40

--------------------------------------------------------------------------------
                                                                        Page: 29

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

700T-40          DRILL BIT #40, TITANIUM
                  SMT   FINISHED GOOD        FIF  EACH  000              G001557     06/03/99         12.00       2.6000       31.20
                                                                         G001235     07/06/99         12.00       2.6000       31.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         24.00       2.6000       62.40

708-4806         BRAID, BLACK SLEEVING
                  ATG   FINISHED GOOD        FIF  EACH  000              G001541     06/03/99          1.00     195.9000      195.90
                                                        100              G001257     06/03/99          1.00     190.1000      190.10
                                                        100              G001397     06/03/99          2.00     190.1000      380.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00     190.1000      570.30
                                                                                                 ----------               ----------
                                                                         ITEM 708-4806 TOTAL:          4.00     191.5500      766.20

71455K53         BATTERY, AA
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99         20.00       2.4100       48.20

71455K55         BATTERY, D
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99         10.00      13.4800      134.80

71455K56         BATTERY, 9V
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99         25.00       2.1600       54.00

7225271-099      ISOLATER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

7237T1           ACID BRUSHES
                  CON   FINISHED GOOD        FIF  EACH  000              G001484     06/03/99          3.00       7.4900       22.47
                                                                         G001503     06/03/99          1.00   1,931.4900    1,931.49
                                                                         G001230     06/30/99          3.00      10.8900       32.67
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00     283.8043    1,986.63

7252452-017      WASHER-FUEL DOOR AY,W
                  GEN   FINISHED GOOD        STD  EACH  000                                          100.00       1.0000      100.00

7254700-501      SEAL MOULDED
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

7255463-013      GENERATOR VORTEX (BASIC)
                  BS    FINISHED GOOD        FIF  EACH  000              00000291    01/17/00          1.00      20.7000       20.70

7255700-013      PLATE RUDDER-STOP
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

7255900-063      SUPORT,RIB,FLAP AY,LH,WS142
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

7257282-511      BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

7257810-011      CLIP
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

7271125-063      HEAT SHIELD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

7271130-529      SEAL-MOULDED.AFT COWL12-E-2S
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

7271130-533      SEAL-MOULDED.AFT COWL120-A2
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

7274-11-3        CIRCUIT BREAKER
                  ATG   FINISHED GOOD        AVG  EACH  100                                           10.00      10.2270      102.27

7274-11-7-6      CIRCUIT BREAKER
                  ATG   FINISHED GOOD        AVG  EACH  100                                           21.00        .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 30

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

7274-2-3         CIRCUIT BREAKER
                  BS    FINISHED GOOD        FIF  EACH  100              00000246    06/18/99         31.00      23.3200      722.92
                                                                         PHY CNT     12/27/99         50.00      23.3200    1,166.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 100 TOTAL:         81.00      23.3200    1,888.92

74-451-11A56B    CONDUCTIVE CEMENT
                  CON   FINISHED GOOD        FIF  EACH  000              G001125     03/15/99          5.00      25.5000      127.50
                                                                         G001501     06/03/99          4.00      22.7800       91.12
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          9.00      24.2911      218.62

7447
                  CON   FINISHED GOOD        FIF  EACH  000              G001030     0611/99           6.00      20.8000      124.80
                                                                         G0010301    06/11/99          1.00      20.8000       20.80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00      20.8000      145.60

74575A72         ALUMINUM PUTTY, DEVCON
                  CON   FINISHED GOOD        FIF  EACH  000              G001437     06/03/99          2.00      30.6300       61.26

7467A11          GUN, ADHESIVE DISPENSER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001230     06/30/99          2.00      33.7300       67.46

7467A21          DP-100 DOW CORNING
                  CON   FINISHED GOOD        FIF  EACH  000              G001437     06/03/99         12.00       7.1200       85.44

750350333        0 RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          7.00       1.9600       13.72

750350839        0 RING
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98          8.00       2.2540       18.03

750540710        0 RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00       2.3900        9.56

7510A654         SYRINGE
                  CON   FINISHED GOOD        FIF  EACH  000              G001230     06/30/99         30.00       1.0000       30.00

7512-24          LIGHT BULBS
                  BS    FINISHED GOOD        FIF  EACH  000              00000253    12/31/98          6.00        .0000         .00

751882           GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.4100        1.41

752-826          RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          7.00        .1600        1.12

753-205          WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000253    12/31/98          9.00        .0000         .00

753205           GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       3.9200        3.92

757-318          PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000174    12/31/99          3.00       1.5000        4.50

7587A33          RTV, CLEAR
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99         24.00       4.9300      118.32
                                                                         G001230     06/30/99         24.00       4.9300      118.32
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         48.00       4.9300      236.64

7592A31          EPOXY, 5 MINUTE
                  CON   FINISHED GOOD        FIF  EACH  000              G001437     06/03/99         24.00       3.7700       90.48

76275A13         MASKING TAPE 1"
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99         72.00       1.2900       92.88

76275A15         MASKING TAPE 2"
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99         24.00       2.5700       61.68

--------------------------------------------------------------------------------
                                                                        Page: 31

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

771-534-9118     VALVE
                  GEN   FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00     186.0800      744.32

7719T11          PAINT, SPRAY CAN
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99         12.00       2.8900       34.68
                                                                         G0014261    06/03/99         12.00       2.8900       34.68
                                                                         G0014262    06/03/99         12.00       2.8900       34.68
                                                                         G0014263    06/03/99         12.00       2.8900       34.68
                                                                         G0014264    06/03/99         12.00       2.8900       34.68
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         60.00       2.8900      173.40

7737T11          PAINT, BRUSH 1"
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99         72.00        .5100       36.72

7737T13          PAINT, BRUSH 2"
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99         72.00        .8300       59.76

7839             LAMP
                  GEN   FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         20.00        .0000         .00

79-062-312-0937  CONNECTOR
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

8-36150-1        TERMINAL
                  ATG   FINISHED GOOD        FIF  EACH  000              OVERDIST                      8.00-     10.2300      81.84-
                                                        100              00000246    06/18/99         52.00        .2000       10.40
                                                                         PHY CNT     12/27/99          6.00        .2000        1.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         58.00        .2000       11.60
                                                                                                 ----------               ----------
                                                                         ITEM 8-36150-1 TOTAL:        50.00      1.4048-      70.24-

824650-101       PLACARD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

82570011-101     FLOOR DRAIN
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     103.9000        1.00

83231037-101     SPACER
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

83231071-101     BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00       1.0000        4.00

83231074-103     SLEEVE
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00       1.0000        4.00

83232011-105     SPACER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

83232021-103     BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

83302-80         SPRING
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00       5.4000       10.80

84-1-01          CABLE TIE 4"
                  CON   FINISHED GOOD        FIF  EACH  000              G001544     06/03/99          5.00      14.5500       72.75

84-1-02          TIE WRAP
                  CON   FINISHED GOOD        FIF  EACH  000              G001062     03/15/99          2.00      20.9500       41.90
                                                                         G001544     06/03/99          5.00      18.6500       93.25
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00      19.3071      135.15

84-1-03          TIE WRAP
                  CON   FINISHED GOOD        FIF  EACH  000              G001062     03/15/99          2.00      28.1500       56.30
                                                                         G001544     06/03/99          5.00      26.2000      131.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00      26.7571      187.30

--------------------------------------------------------------------------------
                                                                        Page: 32

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

84-1-04          TIE WRAP
                  CON   FINISHED GOOD        FIF  EACH  000              G001062     03/15/99          1.00      83.4000       83.40
                                                                         G001544     06/03/99          5.00      83.4000       83.40
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.00      83.4000      166.80

84-1-08          TIE WRAP
                  CON   FINISHED GOOD        FIF  EACH  000              G001062     03/15/99          1.00      58.2000       58.20
                                                                         G001544     06/03/99          1.00      58.2000       59.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.00      58.2000      116.40

85210147-101     CABLE, DRUM PAX DOOR
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

85210180-001     CABLE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

85220307-101     CHANNEL MEMBER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

85220336-001     STOP, #1 AFT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

85220337-001     STOP, #2 AFT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

85230193-103     ROLLER SPIGOT
                  GEN   FINISHED GOOD        STD  EACH  100                                           21.00        .0000         .00

85410012-105     STRIP
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      52.1000       52.10

85411357-060     TRACK
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

85420015-003     HINGE, FWD ARM ASSY
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

85720093-101     LIGHT LENS
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00       1.0000        4.00

85780106-103     SEAL, FLAP
                  GEN   FINISHED GOOD        STD  EACH  000                                           30.00       1.0000       30.00

868889-1         VALVE DRAIN
                  GEN   FINISHED GOOD        STD  EACH  000              PHY CNT     06/18/99          8.00     224.9200    1,799.36

87110025-101     BOLT, SHOULDER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

87140052-106     COVER ACCESS
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

87749R1          BOX OPENERS
                  CON   FINISHED GOOD        FIF  EACH  000              G001181     03/15/99          3.00       4.7500       14.25

896115-3C        GASKET
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98          9.00       6.6590       59.93

89F1932          STANDOFFS
                  ATG   FINISHED GOOD        AVG  EACH  100                                          200.00        .2200       44.00

8B6A             PAINT, CONDUCTIVE COATING KIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001545     06/03/99          1.00     123.5000      123.50

8RX1/2THA S/S    SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      4.00-       .1100        .44-

8RX5/8THA        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      5.00-       .1100        .55-

--------------------------------------------------------------------------------
                                                                        Page: 33

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

8SC0176          SEAT BELT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

8Z0271-101       ANGLE RUDDER
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00        .0000         .00

8Z0399-104       BRACKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000          00

90012R1          BAG 3X4 CASE 1000
                  CON   FINISHED GOOD        FIF  EACH  000              G001181     03/15/99          2.00      26.5000       53.00

90022R1          BAG 4X6 1000 CASE
                  CON   FINISHED GOOD        FIF  EACH  000              G001181     03/15/99          2.00      34.6500       69.30

90035R1          BAG 5X10 CASE
                  CON   FINISHED GOOD        FIF  EACH  000              G001181     03/15/99          2.00      50.7500      101.50

90074R1          BAG 12X15 1000 CASE
                  CON   FINISHED GOOD        FIF  EACH  000              G001181     03/15/99          1.00      47.7500       47.75

90274R1          BAG PLASTIC 14X24
                  CON   FINISHED GOOD        FIF  EACH  100              G001304     07/31/99          1.00     159.5700      159.57

9302381-001      FILTER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

93914-1          NUT STUD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

93M15-227A       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00      23.3800       70.14

93X2101281A      SNAPS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         51.00        .0000         .00
                                                                         PHY CNT     12/27/99          3.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         54.00        .0000         .00

93XB102241A      SNAPS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         51.00        .0000         .00
                                                                         PHY CNT     12/27/99          1.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         54.00        .0000         .00

9489K85          VELCRO, HOOK AND LOOP
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99          1.00      52.8900       52.89

95475R1          CABLE TIES 4 INCH 1000 CASE
                  CON   FINISHED GOOD        FIF  EACH  000              G001181     03/15/99          1.00      15.9500       15.95

95477R1          CABLE TIES 5.7IN 1000 CASE
                  CON   FINISHED GOOD        FIF  EACH  000              G001181     03/15/99          2.00      51.2000      102.40

95483R1          CABLE TIES 14IN 100 CASE
                  CON   FINISHED GOOD        FIF  EACH  000              G001181     03/15/99         10.00      14.9500      149.50

95486R1          CABLE TIES 8IN 100 CASE
                  CON   FINISHED GOOD        FIF  EACH  000              G001181     03/15/99         10.00      14.9500      149.50

9631T25          COTTON FINGER TIPS
                  CON   FINISHED GOOD        FIF  EACH  000              G001426     06/03/99          2.00       5.7500       11.50

99-2716          NOSE ASSY 1/4
                  SMT   FINISHED GOOD        FIF  EACH  000              G001137     03/15/99          1.00     330.0000      330.00

995-9178         FILAMENT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          5.00        .0000         .00

9A-20028         SIGN, FIRE EXTINGUISHER
                  OFF   FINISHED GOOD        FIF  EACH  000              G001094     03/15/99          7.00      18.8500      131.95

--------------------------------------------------------------------------------
                                                                        Page: 34

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

9A-52273         FLAGGING TAPE
                  CON   FINISHED GOOD        FIF  EACH  000              G001132     03/15/99         50.00       2.0000      100.00

9A-6989L         SMOCK APRON
                  CON   FINISHED GOOD        FIF  EACH  000              G001044     06/11/99          1.00      48.8000       48.80

9A-6989XL        SMOCK APRON
                  CON   FINISHED GOOD        FIF  EACH  000              G001044     06/11/99          1.00      48.8000       48.80

A-1633-72        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00       2.8700        2.87

A108-7D
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .0000         .00

A1181-6Z1        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         36.00        .5000       18.00
                                                                         PHY CNT     12/27/99          1.00        .5000         .50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         37.00        .5000       18.50

A135-8X0-51D
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

A1633-57         ORING
                  BS    FINISHED GOOD        FIF  EACH  000              G001138     03/15/99          6.00       1.1000        6.60

A1633-64         ORING
                  BS    FINISHED GOOD        FIF  EACH  000              G001604     06/03/99          3.00       3.3340       10.00

A1639-32         NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              G001600     06/03/99         12.00       4.7600       57.12

A1778-8Z1        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .9800        8.82

A1784-6Z-1       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      5.00-       .9700       4.85-

A1949-8Z         NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         30.00        .3500       10.50
                                                                         PHY CNT     12/27/99          5.00        .3500        1.75
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         35.00        .3500       12.25

A204-B24         SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         15.00       1.2000       18.00
                                                                         PHY CNT     06/18/99          3.00       1.2000        3.60
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         18.00       1.2000       21.60

A3236-012-935    WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98          5.00        .0800         .40
                                                                         PHY CNT     12/27/99          1.00        .0800         .08
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00        .0800         .48

A6939-632-493    NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         41.00        .7000       28.70

A7-6889          ZINC CHROMATE, YELLOW
                  CON   FINISHED GOOD        FIF  EACH  000              G001125     03/15/99         12.00       6.5000       78.00
                                                                         G001409     06/03/99         24.00       6.5000      156.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         36.00       6.5000      234.00

A7-6889A         ZINC CHROMATE, GREEN
                  CON   FINISHED GOOD        FIF  EACH  000              G001409     06/03/99         24.00       6.5000      156.00
                                                                         G001495     06/03/99         12.00       6.5000       78.00
                                                                         G001538     06/03/99         12.00       5.7400       68.88
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         48.00       6.3100      302.88

--------------------------------------------------------------------------------
                                                                        Page: 35

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

A8939-632-493    NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              00000247    12/31/98         34.00        .8280       28.15

A8940-632-493    NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         25.00       1.0200       25.50
                                                                         PHY CNT     12/27/99          3.00       1.0200        3.06
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         28.00       1.0200       28.56

A8941-632-493    NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         21.00        .8200       17.22
                                                                         PHY CNT     12/27/99          9.00        .8200        7.38
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         30.00        .8200       24.60

A8942-632-493    NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         35.00        .8200       28.70

A8944-632-493    NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         18.00        .8200       16.02

AAA337           TAPE, ALUMINUM
                  CON   FINISHED GOOD        FIF  EACH  000              G001066     03/15/99         12.00       6.9500       83.40

AC036510         NUT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

AD-B089-4        CASE DRAIN FILTER
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00        .0000         .00

AD53ABS          RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         63.00        .1000        6.30

AE-B213-16       PRESSURE MANIFOLD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

AE-B213-6        PRESSURE MANIFOLD
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

AE102/624-13     FIRE SLEEVE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         54.00        .0000         .00

AEROSHELL 14     GREASE
                  CON   FINISHED GOOD        FIF  EACH  000              G001601     06/03/99          6.00       4.7300       28.38

AEROSHELL 17     GREASE
                  CON   FINISHED GOOD        FIF  EACH  000              G001501     06/03/99         12.00       7.1600       85.92

AGS4719-407      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          8.00        .5750        4.60

AGS4719-512      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          5.00       3.0000       15.00

AGS4719-609      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         18.00        .9800       17.64
                                                                         PHY CNT     06/18/99          1.00        .9800         .98
                                                                         PHY CNT     12/27/99         59.00        .9800       57.82
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         78.00        .9800       76.44

AGS4720-409      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         15.00        .2000        3.00
                                                                         PHY CNT     06/18/99        159.00        .2000       31.80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        174.00        .2000       34.80

AIR131896        NUT
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00        .0000         .00

AL260            TAPE, ALUMINUM STRIPPING
                  CON   FINISHED GOOD        FIF  EACH  000              G001116     03/15/99         24.00      20.0000      480.00

--------------------------------------------------------------------------------
                                                                        Page: 36

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

AL260            TAPE, ALUMINUM STRIPPING
                  CON   FINISHED GOOD        FIF  EACH  000              G001447     06/03/99         24.00      20.6896      496.55
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         48.00      20.3448      976.55

ALODINE 1500     ALODINE
                  CON   FINISHED GOOD        FIF  EACH  000              G001546     06/03/99          1.00      66.5000       66.50

AMR27-2          MASKING TAPE, AMERICAN
                  CON   FINISHED GOOD        FIF  EACH  000              G001077     03/15/99         12.00       5.0200       60.24
                                                                         G001108     03/15/99         24.00       4.3200      103.68
                                                                         G001120     03/15/99         48.00       4.3200      207.36
                                                                         G001179     03/15/99         48.00       4.3200      207.36
                                                                         G001194     03/15/99         24.00       4.3200      103.68
                                                                         G001052     06/11/99         24.00       5.0200      120.48
                                                                         G001309     07/31/99         24.00       4.3200      103.68
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        204.00       4.4435      906.48

AMR27-3/4        TAPE, MASKING 3/4"
                  CON   FINISHED GOOD        FIF  EACH  000              G001077     03/15/99         12.00       1.8900       22.68
                                                                         G001108     03/15/99         12.00       1.8900       22.68
                                                                         G001120     03/15/99         96.00       1.6200      155.52
                                                                         G001179     03/15/99         48.00       1.6200       77.76
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        168.00       1.6586      278.64

AMS-H-6088B      PUBLICATION, HEAT TREATMENT OF
                  OFF   FINISHED GOOD        FIF  EACH  000              G001493     06/03/99          1.00      63.0000       63.00

AMS-STD-1505     PUBLICATION, QUALIFICATION OF
                  OFF   FINISHED GOOD        FIF  EACH  000              G001493     06/03/99          1.00      63.0000       63.00

AMS-STD-2219     PUBLICATION, FUSION WELDING FO
                  OFF   FINISHED GOOD        FIF  EACH  000              G001493     06/03/99          1.00      63.0000       63.00

AN174-11A        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98          3.00       1.0000        3.00
                                                                         PHY CNT     12/27/99          2.00       1.0000        2.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          5.00      2.00000        5.00

AN174-12         BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98          7.00       1.0000        7.00

AN17414A         BOLT, AN174-14A
                  BS    FINISHED GOOD        FIF  EACH  000              00000001    12/31/98          4.00       1.5000        6.00

AN23-16A         SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         75.00        .0000         .00
                                                                         PHY CNT     06/18/99         12.00        .0000         .00
                                                                         PHY CNT     12/27/99         76.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        163.00        .0000         .00

AN23-18          SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          8.00        .8500        6.80
                                                                         PHY CNT     12/27/99          1.00        .8500         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          9.00        .8500        7.65

AN23-28          SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          3.00       1.4000        4.20

AN23-19          SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         12.00       1.1000       13.20

AN23-20          SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         44.00       1.2500       55.00
                                                                         PHY CNT     06/18/99         12.00       1.2500        1.25
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         45.00       1.2500       56.25

--------------------------------------------------------------------------------
                                                                        Page: 37

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

AN3-10A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000260    07/08/99          5.00        .1600         .80

AN3-11A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98         47.00        .2100        9.87
                                                                         PHY CNT     12/27/99          3.00        .2100         .63
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         50.00        .2100       10.50

AN3-12           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         98.00        .2800       27.44

AN3-12A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         91.00        .1500       13.65
                                                                         PHY CNT     06/18/99         88.00        .1500       13.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        179.00        .1500       26.85

AN3-13A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         16.00        .2500        4.00
                                                                         PHY CNT     06/18/99         70.00        .2500       17.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         86.00        .2500       21.50

AN3-14           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         15.00        .2800        4.20
                                                                         PHY CNT     06/18/99          4.00        .2800        1.12
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         19.00        .2800        5.32

AN3-14A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000005    12/31/98         26.00        .1500        3.90
                                                                         PHY CNT     12/27/99         44.00        .1500        6.60
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         70.00        .1500       10.50

AN3-17A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         15.00        .3500        5.25
                                                                         PHY CNT     12/27/99         34.00        .3500       11.90
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         49.00        .3500       17.15

AN3-20           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         49.00        .4000       19.60
                                                                         PHY CNT     12/27/99          8.00        .4000        3.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         57.00        .4000       22.80

AN3-22           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         46.00        .5800       26.68

AN3-22A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         48.00        .4500       12.60

AN3-24A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         29.00        .5600       16.24
                                                                         PHY CNT     12/27/99         13.00        .5600        7.28
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         42.00        .5600       23.52

AN3-3A           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         43.00        .1500        6.45
                                                                         00000246    06/18/99        516.00        .1500       77.40
                                                                                                 ----------               ----------
                                                                         ITEM AN3-3A TOTAL:          559.00        .1500       83.85

AN3-4            BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         34.00        .3500       11.90

AN3-5            BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         35.00        .3600       12.60

--------------------------------------------------------------------------------
                                                                        Page: 38

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

AN3-5A           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         34.00        .1600        5.44

AN3-6            BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         57.00        .3600       20.52

AN3-6a           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         82.00        .1700       13.94

AN3-7            BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         28.00        .3800       10.64

AN3-7A           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         34.00        .1800        6.12

AN310-5          NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         70.00        .4800       33.60

AN310-7          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         26.00        .6770       17.60
                                                                         PHY CNT     06/18/99         12.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         38.00        .4632       17.60

AN310-8          NUT, CASTELLATED
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         25.00       1.5000       27.50
                                                                         G001047     06/11/99        100.00        .9500       95.00
                                                                         PHY CNT     06/18/99          1.00        .9500         .95
                                                                         PHY CNT     12/27/99         25.00       1.5000       37.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        151.00       1.1321      170.95

AN310A           BOLT, AN3-10A
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         47.00        .1500        7.05

AN315-5          NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         21.00        .1500        3.15

AN315-5R         NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         95.00        .1500       14.25

AN315-6R         NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .3200        1.92

AN316-6R         NUT
                  GEN   FINISHED GOOD        FIF  EACH  000                                          400.00        .0000         .00

AN316-8          NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         14.00        .7100        9.94

AN320-6          NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         20.00        .6000       12.00
                                                                         PHY CNT     12/27/99          1.00        .6000         .60
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         21.00        .6000       12.60

AN340-B4         NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        383.00        .2400       91.92
                                                                         PHY CNT     12/27/99         73.00        .2400       17.52
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        456.00        .2400      109.44

AN363-624        NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         16.00        .5800        9.28

AN365-820A       NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         53.00        .2200       11.66
                                                                         PHY CNT     12/27/99          7.00        .2200        1.54
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         60.00        .2200       13.20

--------------------------------------------------------------------------------
                                                                        Page: 39

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

AN365C720        NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         45.00        .2400

AN380-4-3        COTTER PIN
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        284.00        .1500
                                                                         PHY CNT     12/27/99         13.00        .1500
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        297.00        .1500

AN380-5-32       COTTER PIN
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          7.00        .1500

AN380-5-8        COTTER PIN
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         30.00        .1500

AN380-6-10       COTTER PIN
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         22.00        .1500

AN380-6-8        COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         25.00        .1500

AN381-2-8        COTTER PIN
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         18.00        .1500

AN381-6-32       COTTER PIN
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         24.00        .1500

AN3C-5A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         49.00        .5800       28.00
                                                                         PHY CNT     06/18/99         54.00        .5800       31.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        103.00        .5800       59.00

AN4-10           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         10.00        .4600
                                                                         PHY CNT     12/27/99          1.00        .4600
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         11.00        .4600

AN4-10A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         24.00        .2600        6.20
                                                                         PHY CNT     06/18/99         12.00        .2600        3.10
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         36.00        .2600        9.30

AN4-11           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         70.00        .2800       19.60

AN4-11A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         48.00        .2800       13.44

AN4-12           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/18/99         57.00        .2850       16.25

AN4-13A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         57.00        .3200       18.24

AN4-15A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         39.00        .1900        7.41

AN4-17           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         10.00        .4000        4.00

AN4-22A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         41.00        .4800       19.68

AN4-3A           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/31/98         11.00        .2500        2.75
                                                                         PHY CNT     06/18/99         14.00        .2500        3.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         25.00        .2500        6.25

--------------------------------------------------------------------------------
                                                                        Page: 40

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

AN4-5A           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         58.00        .2500       14.50
                                                                         PHY CNT     12/27/99          2.00        .2500         .50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         60.00        .2500       15.00

AN4-6A           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         65.00        .2500       16.25

AN4-7A           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         62.00        .1400        8.68

AN470A6-8        RIVETS, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         51.00        .0120         .61

AN4C-5A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98          6.00        .7500        4.50

AN5-10A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         10.00        .4800        4.80
                                                                         PHY CNT     12/27/99         34.00        .4800       16.32
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         44.00        .4800       21.12

AN5-11A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         11.00        .5000        5.50
                                                                         PHY CNT     06/18/99         31.00        .5000       15.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         42.00        .5000       21.00

AN5-12A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         32.00        .5500       17.60

AN5-13A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         31.00        .6000       18.60

AN5-14           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98          3.00        .7500        2.25

AN5-14A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         56.00        .6500       36.40

AN5-15A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000006    12/31/98         12.00        .7000        8.40

AN5-16A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         28.00        .7000       19.60

AN5-20A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         95.00        .3600       34.20

AN5-4A           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          6.00        .4500        2.70

AN5-6A           BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         36.00        .4500       16.20

AN525-10R12      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         38.00        .1200        4.56
                                                                         PHY CNT     12/27/99         65.00        .1200        7.80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        103.00        .1200       12.36

AN525-10R8       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001526     06/03/99         95.00        .0900        8.55

AN525-832R10     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001086     03/15/99         28.00        .0900        2.52
                                                                         PHY CNT     12/27/99         95.00        .0900        8.55
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        123.00        .0900       11.07

--------------------------------------------------------------------------------
                                                                        Page: 41

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

AN525-832R20     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         67.00        .1700       11.39

AN525-832R8      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      5.00-       .0800        .40-
                                                                         PHY CNT     12/27/99        192.00        .0800       15.36
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        187.00        .0800       14.96

AN526-1032R10    SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     27.00-       .0700       1.89-
                                                                         PHY CNT     12/27/99        115.00        .0900       10.35
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         88.00        .0961        8.46

AN526-1032R12    SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        253.00        .0750       18.98

AN526-1032R16    SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     30.00-       .8700      26.10-
                                                                         G001572     06/03/99        298.00        .8700      259.26
                                                                         PHY CNT     12/27/99         30.00        .8700       26.10
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        298.00        .8700      259.26

AN526-1032R6     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        200.00        .0600       12.00

AN526-1032R8     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001594     06/03/99        200.00        .0600       12.00

AN526-10R16      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99          1.00        .0850         .09

AN526-440R4      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         89.00        .0600        5.34
                                                                         PHY CNT     06/18/99        215.00        .0600       12.90
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        304.00        .0600       18.24

AN526-440R8      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        246.00        .0600       14.76
                                                                         PHY CNT     06/18/99         15.00        .0600         .90
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        261.00        .0600       15.66

AN526-632R10     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     20.00-       .0500       1.00-

AN526-632R8      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001102     03/15/99         71.00        .0400        2.84

AN526-6R10       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .0500        .10-
                                                                         PHY CNT     12/27/99         22.00        .0500        1.10
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         20.00        .0500        1.00

AN526-6R12       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         31.00        .0600        1.86

AN526-6R8        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        141.00        .0400        5.64

AN526-832R10     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .0600        .12-

AN526-832R12     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        106.00        .0600        6.36

AN526-832R16     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001102     03/15/99        186.00        .0700       13.02

--------------------------------------------------------------------------------
                                                                        Page: 42

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

AN526-832R8      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001102     03/15/99          1.00        .0500         .05

AN526-8R16       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98         86.00        .1730       14.88
                                                                         PHY CNT     12/27/99        183.00        .1730       31.66
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        269.00        .1730       46.54

AN526-C6R8       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         29.00        .6500       18.85
                                                                         PHY CNT     12/27/99        199.00        .6500      129.35
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        228.00        .6500      148.20

AN526C632R8      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        180.00        .6500      117.00

AN6-17A          BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         26.00        .9000       23.40

                 O
AN6227B-13       RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .6300        2.52

                 O
AN6290-5         RING
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98          9.00        .7820        7.04

AN7-44A          SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          2.00       7.0000       14.00

AN763-16         GASKET
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .0000         .00

AN806-2          HYDRAULIC PLUG
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         13.00        .0000         .00
                                                                         PHY CNT     12/27/99          1.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         14.00        .0000         .00

AN806-2D         PLUG
                  BS    FINISHED GOOD        FIF  EACH  000              00000241    12/31/98         28.00        .0000         .00
                                                                         PHY CNT     12/27/99          2.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         30.00        .0000         .00

AN806-3          HYDRAULIC PLUG
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .0000         .00

AN806-3D         HYDRAULIC PLUG
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         13.00        .0000         .00

AN806-4          HYDRAULIC PLUG
                  BS    FINISHED GOOD        FIF  EACH  000              G001047     06/11/99         19.00       2.1500       40.85
                                                                         PHY CNT     06/18/99          2.00       2.1500        4.30
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         21.00       2.1500       45.15

AN806-6D         HYDRAULIC PLUG
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         22.00        .0000         .00

AN806-8          HYDRAULIC PLUG
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .0000         .00

AN814-4D         HYDRAULIC PLUG
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .0000         .00

AN814-6DL        PLUG
                  BS    FINISHED GOOD        FIF  EACH  000              G001477     06/03/99          1.00       5.3950        5.40

AN815-12         UNION
                  GEN   FINISHED GOOD        STD  EACH  100                                            5.00        .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 43

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

AN818-6          ADAPTORS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .0000         .00

AN832-4I         UNION
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0000         .00
                                                                         PHY CNT     12/27/99          2.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00        .0000         .00

AN837-6D         ELBOW, 45 DEGREE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00       7.5000        7.00

AN901-4A         WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98          8.00        .1800        1.00

AN901-4C         WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         12.00        .3000        3.00

AN901-6C         WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         45.00        .6500        29.2
                                                                         PHY CNT     12/27/99          2.00        .6500         1.3
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         47.00        .6500        30.5

AN915-1D         ELBOW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0000         .00

AN919-16D        HYDRAULIC CAPS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0000         .00

AN919-3          REDUCER
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .0000         .00
                                                                         PHY CNT     12/27/99          2.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          5.00        .0000         .00

AN929-2D         PLUG
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .0000         .00
                                                                         PHY CNT     12/27/99          1.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00        .0000         .00

AN929-3          HYDRAULIC PLUG
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0000         .00

AN929-5          CAP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          6.00       1.0000        6.00

AN929-5D         HYDRAULIC CAPS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         68.00        .0000         .00
                                                                         PHY CNT     12/27/99          6.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         74.00        .0000         .00

AN935-6          WASHER
                  ATG   FINISHED GOOD        AVG  EACH  100                                          398.00        .0300       11.94

AN960-10         WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99        101.00        .0303        3.06

AN960-10L        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     10.00-       .0253        .25-

AN960-4          WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99        260.00        .0303        7.88

AN960-416        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98          4.00        .0400         .16

AN960-416L       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98        120.00        .0300        3.60

--------------------------------------------------------------------------------
                                                                        Page: 44

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

AN960-4L         WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         41.00        .0250
                                                                         G001412     06/03/99        300.00        .0253
                                                                         PHY CNT     12/27/99         53.00        .0250
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        394.00        .0253

AN960-516        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98          8.00        .0500

AN960-516L       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         56.00        .0400

AN960-6          WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98          5.00        .0300
                                                                         PHY CNT     12/27/99         37.00        .0300
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         42.00        .0300

AN960-616        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98        170.00        .0600

AN960-6L         WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         75.00        .0250
                                                                         G001594     06/03/99        200.00        .0250
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        275.00        .0250

AN960-7          WASHERS
                  BS    FINISHED GOOD        FIF  EACH  000              00000253    12/31/98         21.00        .0000

AN960-716L       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         76.00        .0600

AN960-8          WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      3.00-       .0303

AN960-8L         WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     12.00-       .0700

AN960-C10        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001102     03/15/99         41.00        .0400
                                                                         G001273     06/03/99        300.00        .0400
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        341.00        .0400
                                                        100              00000246    06/18/99         28.00        .0400
                                                                                                 ----------               ----------
                                                                         ITEM AN960-C10 TOTAL:       369.00        .0400

AN960-C10L       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     16.00-       .0300

AN960-C4         WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         11.00        .0300

AN960-C416       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         33.00        .0500

AN960-C416L      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98        147.00        .0400
                                                                         00000181    12/31/98         98.00        .0400
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        245.00        .0400

AN960-C4L        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99          5.00        .0253

AN960-C516       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         44.00        .0600

--------------------------------------------------------------------------------
                                                                        Page: 45

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

AN960-C516L      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         85.00        .0500

AN960-C6         WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         61.00        .0354

AN960-C616       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         92.00        .0700
                                                                         PHY CNT     12/27/99          1.00        .0700
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         93.00        .0700

AN960-C616L      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         92.00        .0600
                                                                         PHY CNT     12/27/99        612.00        .0600
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        704.00        .0600

AN960-C6L        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99        191.00        .0253

AN960-C8         WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         36.00        .0350

AN960-C8L        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99        298.00        .0303

AN960-D10L       WASHER
                  ATG   FINISHED GOOD        AVG  EACH  000                                          380.00        .0400

AN960-D416L      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        284.00        .0500
                                                                         PHY CNT     12/27/99         10.00        .0500
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        294.00        .0500

AN960-D4L        WASHER
                  ATG   FINISHED GOOD        AVG  EACH  000                                          200.00        .0300

AN960-D616       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001448     06/03/99         92.00        .0800
                                                                         PHY CNT     12/27/99          8.00        .0800
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        100.00        .0800

AN960-D6L        WASHER
                  ATG   FINISHED GOOD        AVG  EACH  000                                          200.00        .0300

AN960-D816L      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000181    12/31/98         54.00        .0800
                                                                         PHY CNT     12/27/99         12.00        .0800
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         66.00        .0800

AN960-JD10       WASHER
                  BS    FINISHED GOOD        AVG  EACH  000              G001273     06/03/99        239.00        .0400

AN960-JD10L      WASHER
                  BS    FINISHED GOOD        AVG  EACH  000              G001273     06/03/99         49.00        .0300           1

AN960-JD4        WASHER
                  BS    FINISHED GOOD        AVG  EACH  000              00000180    12/31/98         39.00        .0350           1

AN960-JD416      WASHER
                  BS    FINISHED GOOD        AVG  EACH  000              00000180    12/31/98         10.00        .0500

AN960-JD416L     WASHER
                  BS    FINISHED GOOD        AVG  EACH  000              00000180    12/31/98         38.00        .0400           1
                                                                         G001526     06/03/99        100.00        .0400           4
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        138.00        .0400           5

--------------------------------------------------------------------------------
                                                                        Page: 46

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

AN960-JD4L       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98          6.00        .0300         .18

AN960-JD516      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98        136.00        .0600        8.16

AN960-JD516L     WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         63.00        .0500        3.15

AN960-JD6        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         53.00        .0350        1.86

AN960-JD616      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         90.00        .0700        6.30

AN960-JD616L     WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         69.00        .0600        4.14
                                                                         PHY CNT     12/27/99         25.00        .0600        1.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         94.00        .0600        5.64

AN960-JD6L       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         33.00        .0300         .99

AN960-JD8        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         10.00        .0350         .35

AN960-JD8L       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98          8.00        .0300         .24

AN960-KD616      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98          8.00        .0500         .40

AN960-KD616L     WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         55.00        .0500        2.75
                                                                         PHY CNT     12/27/99         15.00        .0500         .75
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         70.00        .0500        3.50

AN960B-716       WASHERS
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .1840        .18-
                                                                         PHY CNT     12/27/99         33.00        .1840        6.07
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         32.00        .1841        5.89

AN960JD716       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001512     06/03/99        100.00        .0800        8.00
                                                                         PHY CNT     12/27/99          7.00        .0800         .56
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        107.00        .0800        8.56

AN960JD8L        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     16.00-       .1840       2.94-
                                                                         G001526     06/03/99         98.00        .0300        2.94
                                                                         PHY CNT     12/27/99         16.00        .0300         .48
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         98.00        .0049         .48

AN970-3          WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        143.00        .0600        8.58

AN970-4          WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         51.00        .0800        4.08

AN970-5          WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98        111.00        .1000       11.10

AN970-6          WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98         93.00        .1200       11.16

AS2294-6         CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 47

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

                 O
AS3209-009       RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00       1.0900        8.72

                 O
AS3209-113       RING
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98          1.00       1.2650        1.27

                 O
AS3209-143       RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00       1.6700        1.67
                                                                         PHY CNT     12/27/99          9.00       1.6700       15.03
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         10.00       1.6700       16.70

                 O
AS568-904        RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         48.00        .0000         .00

AS8600C          NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          5.00        .0000         .00

ATG106-6         HARNESS
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00        .0000         .00

ATG120-22548     HARNESS, EMB-120
                  ATG   FINISHED GOOD        FIF  EACH  100              00000248    06/22/99          1.00        .0000         .00
                                                                         PHY CNT     09/07/99          1.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 100 TOTAL:          2.00        .0000         .00

ATG120-22622     HARNESS, EMB-120
                  ATG   FINISHED GOOD        FIF  EACH  100              00000248    06/22/99          1.00        .0000         .00

ATG120-22623     HARNESS, EMB-120
                  ATG   FINISHED GOOD        FIF  EACH  100              PHY CNT     09/07/99          1.00        .0000         .00

ATG120TR         PROX SENSOR
                  ATG   FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-    446.5000     446.50-

ATG123270        HARNESS, SAAB 340
                  ATG   KIT                  FIF  EACH  000              OVERDIST                      1.00-       .0000         .00
                                                        100              00000290    01/05/00          1.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         ITEM ATG123270 TOTAL:         0.00        .0000         .00

ATG123272        HARNESS, SAAB 340
                  ATG   KIT                  FIF  EACH  000              OVERDIST                      1.00-       .0000         .00

ATG123273        HARNESS, SAAB 340
                  ATG   KIT                  FIF  EACH  000              OVERDIST                      1.00-    121.8800     121.88-

                                                        100              OVERDIST                      2.00-    121.8800     243.76-
                                                                         00000285    12/07/99          6.00     121.8800      731.28
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 100 TOTAL:          4.00     121.8800      487.52
                                                                                                 ----------               ----------
                                                                         ITEM ATG123273 TOTAL:         3.00     121.8800      365.64

ATG130898        HARNESS
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00-       .0000         .00

ATG130900        LANDING GEAR HARNESS
                  ATG   FINISHED GOOD        AVG  EACH  000                                            1.00-     56.0000      56.00-

ATG130901        HARNESS, SAAB 340
                  ATG   FINISHED GOOD        FIF  EACH  100              00000248    06/22/99          2.00        .0000         .00

ATG130902        HARNESS, SAAB 340
                  ATG   FINISHED GOOD        FIF  EACH  100              OVERDIST                      1.00-       .0000         .00

ATG130904        HARNESS, SAAB 340
                  ATG   FINISHED GOOD        FIF  EACH  000              00000279    09/24/99          1.00        .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 48

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

ATG130906        HARNESS, SAAB 340
                  ATG   FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-     56.2500     112.50-

                                                        100              G001220     06/29/99          1.00        .0000         .00
                                                                         00000281    11/05/99          1.00      56.2500       56.25
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 100 TOTAL:          2.00      28.1250       56.25
                                                                                                 ----------               ----------
                                                                         ITEM ATG130906 TOTAL:         0.00        .0000      56.25-

ATG132254        HARNESS, JETSTREAM 41
                  ATG   FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .0000         .00

ATG132260        HARNESS, JETSTREAM 41
                  ATG   FINISHED GOOD        FIF  EACH  100              00000248    06/22/99          1.00        .0000         .00

ATG135022        HARNESS, JETSTREAM 41
                  ATG   FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .0000         .00

ATG135704        HARNESS, JETSTREAM
                  ATG   FINISHED GOOD        AVG  EACH  000                                            1.00   2,100.0000    2,100.00

ATG21HE28-12     SWITCH
                  ATG   FINISHED GOOD        AVG  EACH  100                                            8.00     387.2600    3,098.08

ATG3101WOW       ADHESIVE KIT
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

ATG404HE2-6A     HARNESS
                  ATG   FINISHED GOOD        AVG  EACH  100                                            3.00        .0000         .00

ATG45205-1       PARKING BRAKE CABLE
                  ATG   FINISHED GOOD        AVG  EACH  000                                            1.00-  1,575.0000   1,575.00-

                                                        100                                            1.00   1,575.0000   1,575.000
                                                                                                 ----------               ----------
                                                                         ITEM ATG45205-1 TOTAL:        0.00        .0000         .00

ATG961106        HEAT CONTROL BOX
                  ATG   FINISHED GOOD        AVG  EACH  000                                            8.00-      1.0000       8.00-

ATUM 24/6        TUBING
                  ATG   FINISHED GOOD        AVG  EACH  200                                           24.00       3.0000       72.00

AV-25            DYNATROL
                  CON   FINISHED GOOD        FIF  EACH  000              G001535     06/03/99          1.00     233.5000      233.50

B-40387          HARNESS
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

B/M 1200         CLAY MAGIC
                  CON   FINISHED GOOD        FIF  EACH  000              G001077     03/15/99          1.00      25.7000       25.70

B/M 50           LUBRI SHINE
                  CON   FINISHED GOOD        FIF  EACH  000              G001077     03/15/99          1.00         .000         .00

B3-5-1           FILTERS
                  BS    FINISHED GOOD        FIF  EACH  000              00000175    12/31/98         20.00       2.1000       42.00

BAA32            RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        300.00        .0200        6.00
                                                                         PHY CNT     12/27/99        100.00        .0200        2.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        400.00        .0200        8.00

BAA42            RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        248.00        .1000       24.80

BACN10JR3F       SEAL
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     12.00-       .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 49

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

BAS180PSP5AFY5B  SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

BAS185AFN3X438   SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

BAS243N1A        HOSE CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .0000         .00

BOE-001          BOELUBE DRILLING LUBRICANT
                  CON   FINISHED GOOD        FIF  EACH  000              G001135     03/15/99         10.00       2.9500       29.50

BPF1             CAP PLUGS
                  GEN   FINISHED GOOD        STD  EACH  000                                          100.00        .2500       25.00

BRAID            TUBULAR BRAID
                  ATG   FINISHED GOOD        AVG  EACH  000                                            1.00-       .3760        .38-

                                                        200                                        1,000.00        .3760      376.00
                                                                                                 ----------               ----------
                                                                         ITEM BRAID TOTAL:           999.00        .3760      375.62

C-590TA          COUNTERSINK KIT
                  SMT   FINISHED GOOD        FIF  EACH  000              G001500     06/03/99          1.00     267.2500      267.25

C77107-5         LIFT TRANSDUCER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

CA20BA489-600E   SOLENOID
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00     244.9500      244.95

CARPET           CARPETING FOR JETSTREAM
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00   1,800.0000    1,800.00

CCR244CS3-1      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99        100.00       1.4652      146.52
                                                                         PHY CNT     12/27/99          2.00        .5000        1.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        102.00       1.4463      147.52

CCR264CS3-2      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .0500        .05-

CCR264CS3-1      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              G001572     06/03/99        100.00        .1800       18.00
                                                                         PHY CNT     12/27/99         23.00        .1800        4.14
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        123.00        .1800       22.14

                                                        100              G001180     03/15/99        300.00        .1800       54.00
                                                                                                 ----------               ----------
                                                                         ITEM CCR264CS3-3 TOTAL:     423.00        .1800       76.14

CCR264CS3-4      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              G001572     06/03/99        100.00        .2000       20.00

CCR264CS3-5      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99          1.00        .2223         .22
                                                                         G001572     06/03/99        100.00        .2200       22.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        101.00        .2200       22.22

CCR264CS3-9      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              G001047     06/11/99         81.00       2.9500      238.95
                                                                         PHY CNT     06/18/99         17.00       2.9500       50.15
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         98.00       2.9500      289.10

CCR274CS3-5      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     36.00-       .5550      19.98-

--------------------------------------------------------------------------------
                                                                        Page: 50

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

CCR274SS3-2      RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              G001199     06/28/99         21.00        .1800        3.78

CEN100           TACK RAGS, YELLOW
                  CON   FINISHED GOOD        FIF  EACH  000              G001120     03/15/99         12.00        .6000        7.20

CF3GTS2185       WIRE LIGHTS
                  BS    FINISHED GOOD        FIF  EACH  000              00000178    12/31/98         27.00      48.0000    1,296.00

CFC 70002        TOUCH UP BOTTLES
                  CON   FINISHED GOOD        FIF  EACH  000              G001134     03/15/99         24.00       1.2000       28.80

CFS-TO-1425HT    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  000                                           12.00       6.0517       72.62

CM0110588        REDUCER, SLOW
                  CON   FINISHED GOOD        FIF  GAL   000              G001167     03/15/99          2.00      25.8500       51.70

CM0120888        CATALYST
                  CON   FINISHED GOOD        FIF  GALH  000              G001167     03/15/99          3.00      38.2200      114.66

CM0560566        EPOXY
                  CON   FINISHED GOOD        FIF  EACH  000              G001167     03/15/99          3.00      58.7900      176.37

CM313            LIGHT BULB
                  BS    FINISHED GOOD        FIF  EACH  000              00000175    12/31/98          1.00       2.5000        2.50
                                                                         PHY CNT     06/18/99          1.00       2.5000        2.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.00       2.5000        5.00

CMP250-0-A       HEAT SHRINK
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       6.5000       13.00

CNA-4174-24      LIGHT BULB
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          3.00        .0000         .00

CR021D1          WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98          3.00        .7500        2.25

CR3212-4-2       RIVET, CHERRY
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     50.00-       .4200      21.00-
                                                                         G001594     06/03/99        200.00        .4200       84.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        150.00        .4200       63.00

CR3212-4-4       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        258.00        .3900      100.62
                                                                         PHY CNT     12/27/99         91.00        .3900       35.49
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        349.00        .3900      136.11

CR3212-4-5       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        206.00        .4000       82.40
                                                                         PHY CNT     06/18/99        119.00        .4000       47.60
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        325.00        .4000      130.00

CR3212-4-6       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        162.00        .5500       89.10
                                                                         PHY CNT     06/18/99        187.00        .5500      102.85
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        349.00        .5500      191.95

CR3212-4-7       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         75.00        .6500       48.75
                                                                         PHY CNT     06/18/99          6.00        .6500        3.90
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         81.00        .6500       52.65

CR3212-4-9       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         62.00        .9800       60.76
                                                                         PHY CNT     06/18/99          5.00        .9800        4.90
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         67.00        .9800       65.66

--------------------------------------------------------------------------------
                                                                        Page: 51

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

CR3212-5-2       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        179.00        .4400       78.76

CR3212-5-3       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        104.00        .3700       38.48

CR3212-5-4       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        233.00        .3700       86.21

CR3212-5-6       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         91.00        .3400       30.94

CR3212-5-7       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         80.00        .3400       27.20
                                                                         PHY CNT     06/18/99          2.00        .3400         .68
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         82.00        .3400       27.88

CR3212-6-2       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        185.00        .3800       70.30
                                                                         PHY CNT     06/18/99         19.00        .3800        7.22
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        204.00        .3800       77.52

CR3212-6-3       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        180.00        .3700       66.60

CR3212-6-4       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         71.00        .3700       26.27

CR3212-6-5       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        159.00        .3800       60.42
                                                                         PHY CNT     06/18/99         17.00        .3800        6.46
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        176.00        .3800       66.88

CR3213-4-1       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99          7.00        .4547        3.18

CR3213-4-2       RIVET, CHERRY
                  BS    FINISHED GOOD        FIF  EACH  000              G001047     06/11/99          5.00        .4200        2.10

CR3213-4-3       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     32.00-       .4244      13.58-

CR3213-4-4       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              G001180     03/15/99         91.00        .4200       38.22
                                                                         00000211    04/09/99         90.00        .4200       37.80
                                                                         PHY CNT     12/27/99         13.00        .4200        5.46
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        194.00        .4200       81.48

CR3213-4-5       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        174.00        .5000       87.00

CR3213-4-6       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        197.00        .4200       82.74

CR3213-4-7       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         97.00        .7200       69.84
                                                                         PHY CNT     06/18/99         88.00        .7200       63.36
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        185.00        .7200      133.20

CR3213-4-9       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         46.00        .9200       42.32
                                                                         PHY CNT     06/18/99         79.00        .9200       72.68
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        125.00        .9200      115.00

CR3213-5-1       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         82.00        .5000       41.00

--------------------------------------------------------------------------------
                                                                        Page: 52

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

CR3213-5-2       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         12.00        .4400        5.28

CR3213-5-3       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      5.00-       .4400       2.20-
                                                                         G001412     06/03/99         34.00        .4446       15.12
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         29.00        .4455       12.92

CR3213-5-4       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              G001448     06/03/99         70.00        .4400       30.80

CR3213-5-5       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00        .5300         .53

CR3213-5-6       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          8.00        .5000        4.00

CR3213-5-7       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         74.00        .9500       70.30

CR3213-5-8       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         16.00       1.1500       18.40
                                                                         PHY CNT     06/18/99         46.00       1.1500       52.90
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         62.00       1.1500       71.30

CR3213-6-3       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         10.00        .5500        5.50

CR3213-8-2       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         33.00       1.2500       41.25

CR3214-4-2       RIVET, CHERRY
                  GEN   FINISHED GOOD        STD  EACH  000                                           20.00-       .4200       8.40-

CR3242-6-6       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99        174.00        .6500      113.10
                                                                         PHY CNT     12/27/99          1.00        .6500         .65
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        175.00        .6500      113.75

CR3243-5-3       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .4600        .92-
                                                                         G001412     06/03/99         99.00        .4547       45.02
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         97.00        .4546       44.10

CR3243-5-4       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     43.00-       .4600      19.78-

CR3523-4-3       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         37.00        .5500       20.35
                                                                         PHY CNT     12/27/99         90.00        .5500       49.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        127.00        .5500       69.85

CR3524-4-2       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         27.00       1.8200       49.14
                                                                         PHY CNT     06/18/99         19.00       1.8200       34.58
                                                                         PHY CNT     12/27/99         14.00       1.8200       25.48
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         60.00       1.8200      109.20

CR3524-4-4       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      6.00-      1.9100      11.46-

CR3524-4-5       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         35.00       1.9900       69.65

CR3524-4-6       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         51.00       3.7300      190.23

--------------------------------------------------------------------------------
                                                                        Page: 53

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

CR3524-4-6       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         37.00       3.7300      138.01
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         88.00       3.7300      328.24

CR3524-5-4       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         79.00       1.7200      135.88
                                                                         PHY CNT     06/18/99          6.00       1.7200       10.32
                                                                         PHY CNT     12/27/99         18.00       1.7200       30.96
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        103.00       1.7200      177.16

CR3524-5-6       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         82.00       2.7000      221.40
                                                                         PHY CNT     12/27/99          4.00       2.7000       10.80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         86.00       2.7000      232.20

CR3553-4-1       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     70.00-      1.6500     115.50-

CR3553-4-2       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     22.00-      1.5000      33.00-

CR3553-4-3       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              G001213     06/28/99         64.00       1.5000       96.00

CRS85-68-7       BUSHING
                  BS    FINISHED GOOD        STD  EACH  000                                           12.00       1.0000       12.00

CS3100           SEALANT, MIL-S-8516T2
                  CON   FINISHED GOOD        FIF  EACH  000              G001524     06/03/99          3.00      20.5900       61.77

CS31204B1/2      MIL-S-8802, FUEL TANKS & CELLS
                  CON   FINISHED GOOD        FIF  EACH  000              G001185     03/15/99           .50      11.5400        5.77
                                                                         G001283     06/03/99         47.00      10.0900      474.23
                                                                         G001409     06/03/99         48.00      10.0900      484.32
                                                                         G001518     06/03/99         72.00      12.4800      898.56
                                                                         G001601     06/03/99          3.00      18.0900       54.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        170.50      11.2427    1,916.88

CSP318-5         SCREWS
                  BS    FINISHED GOOD        FIF  EACH  000              G001429     06/03/99        418.00        .2000       83.60

CSP318-6         SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         27.00        .3200        8.64
                                                                         PHY CNT     12/27/99         23.00        .3200        7.36
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         50.00        .3200       16.00

CSP65-7-2        BUSS BAR
                  BS    FINISHED GOOD        AVG  EACH  000                                            3.00      13.6000       40.80

CTM-2            LIGHT
                  BS    FINISHED GOOD        FIF  EACH  000              00000175    12/31/98         27.00       2.8000       75.60

CVR116           SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                          500.00        .0000         .00

CVR123           SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            8.00       1.0000        8.00

CVR124           SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                           15.00       1.0000       15.00

CVR91-1          SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                           35.00        .0000         .00

D-436-36         SPLICES
                  ATG   FINISHED GOOD        AVG  EACH  000                                            7.00-       .6900       4.83-

--------------------------------------------------------------------------------
                                                                        Page: 54

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

D-436-36         SPLICES
                  ATG   FINISHED GOOD        AVG  EACH  100                                          400.00        .6900      276.00
                                                                                                 ----------               ----------
                                                                         ITEM D-436-36 TOTAL:        393.00        .6900      271.17

D-436-37         SPLICES, BLUE
                  ATG   FINISHED GOOD        AVG  EACH  100                                          900.00       1.1622    1,045.98

D10007D06        PERMASWAGE
                  BS    FINISHED GOOD        FIF  EACH  000              00000226    12/31/98          1.00      49.5900       49.59

D10019-06        PERMASWAGE
                  BS    FINISHED GOOD        FIF  EACH  000              00000226    12/31/98          1.00     180.0000      180.00

D10036-08        PERMASWAGE
                  BS    FINISHED GOOD        FIF  EACH  000              00000226    12/31/98          1.00      94.0000       94.00

D10036-6         SUEDGE, RUDDER ISO MOD
                  SMT   FINISHED GOOD        FIF  EACH  000              G001063     03/15/99         10.00      43.2000      432.00

D213807          CONTROL BOX
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00   3,001.8000    3,001.80

D38999/26FB35SN  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           10.00        .0000         .00

D436-36          SPLICE, ENVIRONMENTAL
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         21.00       1.0500       22.05
                                                        100              G001352     06/03/99        500.00        .7400      370.00
                                                                                                 ----------               ----------
                                                                         ITEM D436-36 TOTAL:         521.00        .7525      392.05

D436-37          SPLICE, ENVIRONMENTAL
                  BS    FINISHED GOOD        FIF  EACH  100              G001352     06/03/99        500.00        .6900      345.00
                                                                         G001411     06/03/99      2,000.00        .8600    1,720.00
                                                                         G001491     06/03/99      1,000.00        .8500      850.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 100 TOTAL:      3,500.00        .8329    2,915.00

D436-38          SPLICE, ENVIRONMENTAL
                  BS    FINISHED GOOD        FIF  EACH  000              00000175    12/31/98         22.00       1.2900       28.38
                                                        100              G001352     06/03/99        500.00        .8770      438.50
                                                                                                 ----------               ----------
                                                                         ITEM D436-38 TOTAL:         522.00        .8944      466.88

DAK188           INSERTION TOOL
                  SMT   FINISHED GOOD        FIF  EACH  000              G001056     06/11/99          1.00      37.2000       37.20

DAS2155-2        PACKING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00       2.0300        8.12

DBM9W4S          CONNECTOR
                  BS    FINISHED GOOD        FIF  EACH  000              00000178    12/31/98          4.00      59.0000      236.00

DBW9W4P          CONNECTORS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          4.00      57.5000      402.50

DC33             DOW CORNING 33
                  CON   FINISHED GOOD        FIF  EACH  000              G001509     06/03/98          4.00      13.2500       26.50

DC-4             DOW CORNING
                  CON   FINISHED GOOD        FIF  EACH  000              G001432     06/03/98          5.00      13.8100       69.05

DD78F10LVLC15    CONNECTORS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00      57.5000       57.50

DEV KK5036       NEEDLE PACKING GASKETS
                  BS    FINISHED GOOD        FIF  EACH  000              G001134     03/15/99          1.00      19.3800       19.38

--------------------------------------------------------------------------------
                                                                        Page: 55

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

DEV191936        DEVILBUS REPAIR GUN KIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001184     03/15/99          1.00      30.6900       30.69

DHC8-1-0001      BUS BAR KIT
                  ATG   FINISHED GOOD        AVG  EACH  100                                            4.00        .0000         .00

DK-100           UNDERWATER ACOUSTIC BEACON
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

DK100            ULB BATTERY RQ 1734/25
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

DM130342-4       CONNECTOR
                  BS    FINISHED GOOD        FIF  EACH  000              00000178    12/31/98          3.00      56.0000      168.00

DMBP9H4SJA197    CONNECTOR
                  BS    FINISHED GOOD        FIF  EACH  000              00000178    12/31/98          1.00      34.0000       34.00

DR25 1/2         TUBING
                  ATG   FINISHED GOOD        AVG  EACH  200                                          450.00       3.3300    1,498.50

DR25 1/4         TUBING
                  ATG   FINISHED GOOD        AVG  EACH  200                                         300.000       2.5000      750.00

DR25 3/8         TUBING
                  ATG   FINISHED GOOD        AVG  EACH  100                                        1,100.00       2.4955    2,745.05

                                                        200                                           75.00       3.7500      281.25
                                                                                                 ----------               ----------
                                                                         ITEM DR25 3/8 TOTAL:      1,175.00       2.5756    3,026.30

DR25-1/2         TUBING
                  BS    FINISHED GOOD        FIF  EACH  200              00000294    01/17/00        450.00       3.3300    1,498.50

DR25-1/4         TUBING
                  BS    FINISHED GOOD        FIF  EACH  200              00000294    01/17/00        300.00       2.5000      750.00

DR25-3/8         TUBING
                  BS    FINISHED GOOD        FIF  EACH  200              00000294    01/17/00         75.00       3.7500      281.25

DRK188           EXTRACTION TOOL
                  SMT   FINISHED GOOD        FIF  EACH  000              G001056     06/11/99          1.00      42.9500       42.95

DSC286B6-0180    HOSE FLEXIBLE-RH
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

DSC360-300       SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00      28.0000       56.00

DSC444A4-0136    HOSE ASSY
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00     104.6000      104.60

DSR4528-1219     BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

DT121RM-100405   BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  200                                           34.00      45.0000    1,530.00

DT457RM-080404   BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  200                                           34.00      21.0000      714.00

DT457RM-120407   BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  200                                           44.00      32.2500    1,419.00

DT457RM-140408   BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  200                                           12.00      34.7700      417.24

DUCAKMQ          MIX PAINT
                  CON   FINISHED GOOD        FIF  EACH  000              G001106     03/15/99         34.00      45.0000    1,530.00

DUCAMQ           MIX PAINT
                  CON   FINISHED GOOD        FIF  EACH  000              G001106     03/15/99          1.00      25.8500       25.85

--------------------------------------------------------------------------------
                                                                        Page: 56

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

DUIUMQ           MIX PAINT
                  CON   FINISHED GOOD        FIF  EACH  000              G001066     03/15/99          1.00      43.0700
                                                                         G001128     03/15/99          1.00      43.0700
                                                                         G001155     03/15/99          1.00      43.0700
                                                                         G001159     03/15/99          2.00      43.0700
                                                                         G001197     03/15/99          1.00     111.3500
                                                                         G001209     06/28/99          1.00      80.0000
                                                                         G001216     06/28/99          1.00      43.0700
                                                                         G0012161    06/28/99          1.00     111.3500
                                                                         G001310     07/31/99          8.00      43.0700
                                                                         G0013101    07/31/99          1.00      61.3300
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         18.00      53.7228

DUP4531Q         FLAT COMP.
                  CON   FINISHED GOOD        FIF  EACH  000              G001128     03/15/99          1.00      27.4000

DUP615G          VARI-PRIME
                  CON   FINISHED GOOD        FIF  EACH  000              G001066     03/15/99          2.00      99.6500
                                                                         G001107     03/15/99          1.00      99.6500
                                                                         G001127     03/15/99          1.00      99.6500
                                                                         G001150     03/15/99          2.00      99.6500
                                                                         G001191     03/15/99          1.00      99.6500
                                                                         G001052     06/11/99          2.00      99.6500
                                                                         G001282     07/27/99          1.00      99.6500
                                                                         G001309     07/31/99          1.00      99.6500
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         11.00      99.6500

DUP616G          VARI-PRIME CONVERTER
                  CON   FINISHED GOOD        FIF  EACH  000              G001066     03/15/99          2.00      45.1500
                                                                         G001127     03/15/99          1.00      45.1500
                                                                         G001150     03/15/99          2.00      45.1500
                                                                         G001184     03/15/99          1.00      45.1500
                                                                         G001052     06/11/99          2.00      45.1500
                                                                         G001282     07/27/99          1.00      45.1500
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          9.00      45.1500

DUP8585G         REDUCER
                  CON   FINISHED GOOD        FIF  EACH  000              G001310     07/31/99          1.00      27.9000       27.90

DUPE4121         MIXING CUPS
                  CON   FINISHED GOOD        FIF  EACH  000              G001178     03/15/99          1.00      40.0000       40.00

DYN494           DYNALITE
                  CON   FINISHED GOOD        FIF  EACH  000              G001077     03/15/99          2.00      16.4000       32.80

EA956            HYSOL
                  CON   FINISHED GOOD        FIF  EACH  000              G001114     03/15/99         15.00      13.9500      209.25

F-900            TORQUE SEAL, LEMON
                  CON   FINISHED GOOD        FIF  EACH  000              G001112     03/15/99         50.00        .9000       45.00

F2000-06         NUT
                  BS    FINISHED GOOD        FIF  EACH  000              00000249    12/31/98         53.00        .6300       33.39

F2000-3          NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         25.00        .2900        7.25

FASTWELD 10      ADHESIVE, FASTWELD 10 90Z. KIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001577     06/03/99         24.00      12.6500      303.60

FB20-1001-0163   FERRULE
                  GEN   FINISHED GOOD        STD  EACH  000                                            8.00        .0000         .00

FIB282           Z GRIP
                  CON   FINISHED GOOD        FIF  EACH  000              G001100     03/15/99          2.00      13.4000       26.80
                                                                         G001184     03/15/99          2.00      14.1000       28.20
                                                                         G001282     07/27/99          2.00      14.1000       28.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00      13.8667       83.20

--------------------------------------------------------------------------------
                                                                        Page: 57

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

FIB408           SOFT PUTTY
                  CON   FINISHED GOOD        FIF  EACH  000              G001069     03/15/99          1.00      14.0400       14.04
                                                                         G001077     03/15/99          1.00      14.0400       14.04
                                                                         G001184     03/15/99          2.00      14.0400       28.08
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          4.00      14.0400       56.16

FRECOTE 44NC     RELEASE AGENT
                  CON   FINISHED GOOD        FIF  EACH  000              G001516     06/03/99          1.00      74.5100       74.51

FSI-5002         NTS PRESSURE GAUGE 0-3000
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5005         DC POWER SUPPLY
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5020         EDDY CURRENT TESTER
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5021         LOAD CELL KIT
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5022         TS-8005-110-00 SN 60185
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00     120.0000      120.00

FSI-5024         TORQUE WRENCH 15-100LB/FT
                  SMT   FINISHED GOOD        FIF  EACH  000              G001506     06/03/99          1.00        .0000         .00

FSI-5027         PSI GAUGE 0-5000
                  EQP   FINISHED GOOD        STD  EACH  000                                            2.00        .0000         .00

FSI-5029         SPRING SCALE
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5031         STALL VAIN TESTER SN 1001
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5036         FLOW METER
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5050         MULTIMETER
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5056         FLUKE MULTIMETER 76
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5069         FLUKE
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5071         TORQUE WRENCH
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5073         TENSIONMETER, SN 21032
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5088         STRUT GAUGE
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5089         DIGITAL LEVEL
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5093         DIAL TEROMETER
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5100         PELOUZE SCALE
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5101         PSI GAUGE 0-100
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

FSI-5102         PSI GAUGE 0-100
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 58

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

FSI-5103         PSI GAUGE 0-5000
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000

FSI-5104         PSI GAUGE 0-300
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000

FSI-5105         TORQUE WRENCH 10-50LB/IN
                  SMT   FINISHED GOOD        FIF  EACH  000              G001506     06/03/99          1.00        .0000

FSI-5030         FUEL QTY TEST SET
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00     175.0000

FSI5082          DANIELS GO-NO-GO GAUGE
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000

FUEL LUBE        FUEL LUBE
                  CON   FINISHED GOOD        FIF  EACH  000              G001138     03/15/99          3.00      18.3800
                                                                         G001601     06/30/99          3.00      22.7600
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00      20.5700

G1344            PAINT, DARK GRAY
                  CON   FINISHED GOOD        FIF  EACH  000              G001278     06/03/99          2.00      37.8200

G3010            AWL-CAT #2
                  CON   FINISHED GOOD        FIF  EACH  000              G001118     03/15/99          2.00     101.5700
                                                                         G001131     03/15/99          8.00     101.5700
                                                                         G001278     06/03/99         12.00     122.9500
                                                                         G001284     06/03/99          5.00     134.7100
                                                                         G001399     06/03/99          8.00     102.6400
                                                                         G001409     06/03/99          5.00     102.6400
                                                                         G001530     06/03/99          6.00     138.9900
                                                                         G001204     06/28/99         14.00     101.5700
                                                                         G001231     06/30/99          2.00     101.5700
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         62.00     112.2264

G5003            PAINT, ARISTO BLUE
                  CON   FINISHED GOOD        FIF  EACH  000              G001567     06/03/99          2.00      34.7900

G5011-04         PAINT, MARLIN BLUE
                  CON   FINISHED GOOD        FIF  EACH  000              G001284     06/03/99          2.00      45.0800

G700G-11         PAINT, POPPY RED
                  CON   FINISHED GOOD        FIF  EACH  000              G001242     06/30/99          1.00     124.7000

G7214            PAINT, SUNFAST RED QUART
                  CON   FINISHED GOOD        FIF  EACH  000              G001284     06/03/99          1.00      54.5800

G7305            PAINT, CLARET
                  CON   FINISHED GOOD        FIF  EACH  000              G001278     06/03/99          2.00      49.8100
                                                                         G001409     06/03/99          2.00      49.8100
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          4.00      49.8100

G8003            PAINT, MATTERHORN WHITE
                  CON   FINISHED GOOD        FIF  EACH  000              G001118     03/15/99          2.00      88.4500      176.00
                                                                         G001131     03/15/99          8.00      88.4500      707.00
                                                                         G001278     06/03/99          8.00     107.0700      856.00
                                                                         G001399     06/03/99          8.00      89.3800      715.00
                                                                         G001409     06/03/99          4.00      89.3800      357.00
                                                                         G001530     06/03/99          6.00     121.0300      726.00
                                                                         G001204     06/28/99         14.00      88.4500    1,238.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         50.00      95.5620    4,778.00

G8010            PAINT, OFF WHITE
                  CON   FINISHED GOOD        FIF  EACH  000              G001278     06/03/99          3.00     107.2500      321.00

GE-1309          LIGHT BULB
                  CON   FINISHED GOOD        FIF  EACH  000              G001537     06/03/99         10.00       5.9700       59.00

--------------------------------------------------------------------------------
                                                                        Page: 59

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE

GE316            LIGHT BULB
                  BS    FINISHED GOOD        FIF  EACH  000              00000175    12/31/98          4.00       2.3600

GE327            LIGHT BULB
                  BS    FINISHED GOOD        FIF  EACH  000              00000198    12/31/98         10.00        .5900

GE6839           LIGHT BULB
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         91.00        .5200

GE723            LIGHT BULB
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         22.00       4.0250

GE728            LIGHT BULB
                  BS    FINISHED GOOD        FIF  EACH  000              00000175    12/31/98          5.00       2.9000

GER2000          TACK CLOTH
                  CON   FINISHED GOOD        FIF  EACH  000              G001127     03/15/99         24.00        .5800
                                                                         G001156     03/15/99          2.00        .5800
                                                                         G001309     07/31/99         12.00        .5800
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         38.00        .5800

GMT232           CRIMP TOOL
                  SMT   FINISHED GOOD        FIF  EACH  000              G001042     06/11/99          1.00      87.5000

G0B-3251H        GROMMET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .0000

G0B221H          GROMMET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0000

G0B225H          GROMMET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          3.00        .0000

H4094-04         PAINT, FOREST GREEN QUART
                  CON   FINISHED GOOD        FIF  EACH  000              G001284     06/03/99          6.00      50.6800      304.00

H4302            PAINT, KELLY GREEN
                  CON   FINISHED GOOD        FIF  EACH  000              G001231     06/30/99          2.00     116.3300      232.60

H5004            PAINT, ICE BLUE QUARTS
                  CON   FINISHED GOOD        FIF  EACH  000              G001284     06/03/99          6.00      45.0800      270.48

H600S100A346     LATCH-FAIRING BATTERY DOOR
                  BS    FINISHED GOOD        FIF  EACH  000              00000291    01/17/00          1.00      58.5600       58.56

H8002-01         PAINT, CREAM GALLON
                  CON   FINISHED GOOD        FIF  EACH  000              G001284     06/03/99          1.00     117.3100      117.31

H8002-04         PAINT, CREAM QUART
                  CON   FINISHED GOOD        FIF  EACH  000              G001284     06/03/99          1.00      39.9700       39.97

H8139            PAINT, OYSTER WHITE
                  CON   FINISHED GOOD        FIF  EACH  000              G001530     06/03/99          1.00     121.0300      121.03

HCT7703-5        LACQUER THINNER 5GAL.
                  CON   FINISHED GOOD        FIF  EACH  000              G001127     03/15/99          1.00      22.0000       22.00

HCT7703-55       LACQUER THINNER 55 GAL.
                  CON   FINISHED GOOD        FIF  EACH  000              G001150     03/15/99          1.00     139.9500      139.95
                                                                         G001194     03/15/99          1.00     139.9500      139.95
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.00     139.9500      279.90

HL12VA26-12      HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         17.00        .0000         .00

HL18PB-5-3       HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      5.00-       .0000         .00

HL18PB-5-4       HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         52.00        .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 60

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
HL18PB-5-6       HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         57.00        .0000

HL18PB-5-10      HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              G001458     06/03/99          2.00        .9500

HL18PB5-2        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         52.00        .7000

HL18PB5-3        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     10.00-       .7000
                                                                         PHY CNT     12/27/99         75.00        .7000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         65.00        .7000

HL18PB5-5        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     13.00-       .7000

HL18PB5-6        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              G001099     03/15/99          5.00        .7500
                                                                         PHY CNT     06/18/99        102.00        .7500
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        107.00        .7500

HL18PB5-7        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        141.00        .8000
                                                                         PHY CNT     12/27/99          1.00        .8000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        142.00        .8000

HL18PB5-8
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         50.00        .0000

HL18PB5-9        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     12.00-       .8500

HL18PB6-12       HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         11.00       1.8500

HL18PB6-13       HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00       1.9000

HL18PB6-9        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              G001458     06/03/99          4.00       1.1000
                                                                         PHY CNT     12/27/99          6.00       1.1000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         10.00       1.1000

HL18PB8-10       HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/03/99          2.00       1.2500

HL18PB8-14       HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         17.00       2.4000

HL19PB5-7        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              G001099     03/15/99          8.00       9.0000

HL20PB6-17       HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .0000

HL21PB5-5        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         96.00        .8200
                                                                         PHY CNT     12/27/99          1.00        .8200
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         97.00        .8200

HL328-5-3        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     10.00-       .0000
                                                                         PHY CNT     12/27/99         29.00        .0000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         19.00        .0000

--------------------------------------------------------------------------------
                                                                        Page: 61

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
HL328-5-4        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         27.00        .0000

HL328-5-5        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      4.00-       .0000
                                                                         PHY CNT     12/27/99         15.00        .0000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         11.00        .0000

HL328-5-6        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         29.00        .0000

HL328-6-5        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         33.00        .0000

HL328-8-5        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         16.00        .0000

HL329-6-3        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         48.00        .0000

HL329-6-4        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .0000
                                                                         PHY CNT     12/27/99          1.00        .0000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00        .0000

HL329-6-5        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .0000         .00

HL329-6-6        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          7.00        .0000         .00

HL329-8-3        HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         50.00        .0000         .00

HL70-5           HI LOCK NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         99.00        .6500       64.35

HL70-6           HI LOCKS
                  BS    FINISHED GOOD        FIF  EACH  000              00000261    07/08/99          1.00        .3500         .35

HL70-8           HI LOCK COLLAR
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         60.00        .0000         .00

HL77-5           HI LOCK NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0000         .00

HL86-6           HI LOCK COLLAR
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00        .9600        3.84

HLT451AP-5-3     HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         12.00        .0000         .00

HLT451AP-5-4     HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .0000         .00

HSS-20           HOSE CLAMPS
                  BS    FINISHED GOOD        FIF  EACH  000              00000253    12/31/98          1.00        .0000         .00

HSS-28           CLAMPS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .0000         .00

HST1078-8        COLLAR
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         48.00        .0000         .00

HST79CY8         HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         64.00        .0000         .00

HSTB116-8-15     HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         15.00        .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 62

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
HSTB116-8-16     HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          9.00        .0000         .00

HSTB116-8-21     HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .0000         .00

HSTB116-8-22     HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .0000         .00

HSTB135-8-13     HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          7.00        .0000         .00

HSTB135-8-15     HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         15.00        .0000         .00

HSTB135-8-19     HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          7.00        .0000         .00

HSTB135-8-21     HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .0000         .00

HSTB135-8-22     HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .0000         .00

HSTB4098-12      HI LOCK
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         31.00        .0000         .00

HYSOL EA934NA    ADHESIVE
                  CON   FINISHED GOOD        FIF  EACH  000              G001343     06/03/99          2.00      82.0000      164.00

HYSOL EA956      ADHESIVE
                  CON   FINISHED GOOD        FIF  EACH  000              G001343     06/03/99          2.00     106.0000      212.00

IB 299           MANUAL 600-09299-0001 EHI 40
                  OFF   FINISHED GOOD        FIF  EACH  000              G001119     03/15/99          1.00       4.0000        4.00

IB 388           MANUAL EFS 40/50 & SG 465
                  OFF   FINISHED GOOD        FIF  EACH  000              G001119     03/15/99          1.00       4.0000        4.00

IB 377           MANUAL 600-09377-0001 SG464/46
                  OFF   FINISHED GOOD        FIF  EACH  000              G001119     03/15/99          1.00       4.0000        4.00

IFE-2CP60        THERMOSTATIC EXP. VALVE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

IN4007           DIODE
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00      25.9500       77.85

J221P021         PACKING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         17.00       1.4800       25.16

J221P1122        PACKING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         17.00       1.5900       27.03

J221P119         PACKING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00       1.6900       10.14
                                                                         PHY CNT     12/27/99         12.00       1.6900       20.28
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         18.00       1.6900       30.42

J221PO10         PACKING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         17.00       1.6900       28.73

K-2050           ENGINE STRAP, TRONAIR
                  EQP   FINISHED GOOD        STD  EACH  000                                            4.00     550.0000      550.00

K1024-K14        PAINT, GRAY KIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001584     06/03/99          2.00     325.1000      650.20

K1089-K14        PAINT, MED. GRAY KIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001584     06/03/99          6.00     325.1000    1,950.60

--------------------------------------------------------------------------------
                                                                        Page: 63

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
K5163-K14        PAINT, BLUE KIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001584     06/03/99          6.00     340.1800

K7129-K14        PAINT, MED. RED KIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001584     06/03/99          2.00     398.1000

K8036-K14        PAINT, WHITE KIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001584     06/03/99          2.00     312.5500

KHC-2713         COUPLING KIT, DASH 8
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00   1,186.2000

KRYKS110         PAINT, SPRAY GLOSS BLACK
                  CON   FINISHED GOOD        FIF  EACH  000              G001312     07/31/99          6.00       2.5000

L8534856         O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00       5.9100

LPS 3            LPS 3
                  CON   FINISHED GOOD        FIF  EACH  000              G001484     06/03/99         23.00       5.7300

LT80             TAPE, ALUMINUM (3M 425)
                  CON   FINISHED GOOD        FIF  EACH  000              G001082     03/15/99          5.00      20.0000

M12883/45-01     RELAY BASE
                  ATG   FINISHED GOOD        AVG  EACH  100                                           10.00      15.0000      150.00

M22759/16-10-9   WIRE, 10 GAGE
                  ATG   FINISHED GOOD        AVG  EACH  100                                        1,200.00       2.3500    2,820.00

M22759/16-12     WIRE, 12 GAGE
                  ATG   FINISHED GOOD        AVG  EACH  100                                          500.00        .2100      105.00

M22759/16-12-9   WIRE, 12 GAGE
                  ATG   FINISHED GOOD        AVG  EACH  100                                        1,800.00        .2980      536.00

M22759/41-22-9   WIRE, 22G WHITE
                  ATG   FINISHED GOOD        FIF  EACH  000              G001455     06/03/99     12,000.00        .0907    1,088.00
                                                                         G001468     06/03/99     58,000.00        .0907    5,260.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:     70,000.00        .0907    6,349.00

M24308/2-281F    N
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.00        .0000         .00

M25988-1-135     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00       1.0000        4.00

M39029/1-507     PINS
                  BS    FINISHED GOOD        FIF  EACH  000              00000176    12/31/98         74.00        .3500       25.90

M39029/22-192    PINS
                  BS    FINISHED GOOD        FIF  EACH  000              00000176    12/31/98         70.00        .5200       36.40

M39029/30-220    PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000176    12/31/98         87.00        .4000       34.80
                                                                         PHY CNT     06/18/99         20.00        .4000        8.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        107.00        .4000       42.80

M39029/4-110     PIN
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     25.00-       .1200       3.00-
                                                                         PHY CNT     12/27/99        445.00        .1200       53.40
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        420.00        .1200       50.40

M39029/4-111     PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000176    12/31/98         21.00        .5200       10.92
                                                                         PHY CNT     12/27/99         13.00        .5200        6.76
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         34.00        .5200       17.68

--------------------------------------------------------------------------------
                                                                        Page: 64

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
M39029/5-115     PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000177    12/31/98        344.00        .1900       65.36
                                                                         PHY CNT     12/27/99        328.00        .1900       62.32
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        672.00        .1900      127.68

M39029/5-116     PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000177    12/31/98          6.00        .2000        1.20
                                                                         PHY CNT     06/18/99          1.00        .2000         .20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00        .2000        1.40

M39029/5-118     PIN
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .5000        4.00

M39029/58-364    CONTACT
                  BS    FINISHED GOOD        FIF  EACH  000              00000177    12/31/98         27.00        .7000       18.90

M81714/16-13     RACK, TERMINAL BLOCK
                  ATG   FINISHED GOOD        AVG  EACH  100                                           52.00      48.4462    2,519.20

M81714/2-BB1     TERMINAL BLOCK
                  ATG   FINISHED GOOD        FIF  EACH  100              PHY CNT     09/07/99         81.00      37.5200    3,039.12

M81714/2-BC1     TERMINAL BLOCK
                  ATG   FINISHED GOOD        FIF  EACH  100              PHY CNT     09/07/99          3.00      37.3700      112.11

M81714/2-DC1     TERMINAL BLOCK
                  ATG   FINISHED GOOD        FIF  EACH  000              G001561     06/03/99         40.00      17.0000      680.00

M81969-14-03     PIN EXTRACTOR, BLUE
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .8300        .83-

M81969/14-04     INSERTION/EXTRACTION YELLOW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .8400        .84-

M81969/14-06     PIN INSERTION, EXTRACTION TOOL
                  ATG   FINISHED GOOD        FIF  EACH  100                                            9.00       3.5000       31.50

M81969/14-10     PIN EXTRACTOR, RED
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     24.00-       .8500      20.40-

M8196914-03
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99        122.00        .0000         .00

M83248-1-009     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00      21.6600       64.98

M83248-1-011     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00        .1100        1.10

M83248-1-014     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .1900        1.14

M83248-1-020     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         28.00        .1900        5.32

M83248-1-024     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .4000        3.20

M83248-1-033     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00       1.9800        1.98

M83248-1-113     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00       1.9800       19.80

M83248-1-120     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .2000         .20

M83248-1-144     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          9.00       1.9500       17.55

--------------------------------------------------------------------------------
                                                                        Page: 65

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
M83248-1-152     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00        .5600

M83248-1-153     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00        .6000

M83248-1-210     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         18.00        .4300

M83248-1-241     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .8700
                                                                         PHY CNT     12/27/99          1.00        .8700
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          9.00        .8700

M83248-1-902     O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99        100.00        .0500

M83536/2-024M    RELAY
                  ATG   FINISHED GOOD        FIF  EACH  100              G001415     06/03/99          5.00      90.0000
                                                                         PHY CNT     09/07/99          5.00      79.0000           3
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         10.00      84.5000           8

M83723/76R12127  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           10.00        .0000

M85049/49-2-22N  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  000                                            5.00      12.0000       60.00

                                                        100                                           15.00        .0000
                                                                                                 ----------               ----------
                                                           ITEM M85049/49-2-22N TOTAL:                20.00       3.0000       60.00

M85049/51-1-14N  STRAIN RELIEF
                  ATG   FINISHED GOOD        FIF  EACH  200              00000292    01/17/00         26.00       6.4500      167.00
                                                                         PHY CNT     01/17/00         27.00       6.4500      174.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         53.00       6.4500      341.85

M85049/51-1-20N  STRAIN RELIEF
                  ATG   FINISHED GOOD        FIF  EACH  200              00000292    01/17/00         27.00       7.1500      193.00
                                                                         PHY CNT     01/17/00         26.00       7.1500      185.90
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         53.00       7.1500      378.95

M85049/52-1-12W  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           27.00        .0000         .00

M85049/52-1-14A  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           22.00       7.1300      156.86

M85049/52-1-16W  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                            5.00        .0000         .00

M85049/52-1-20A  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           22.00       7.6000      167.20

M85049/52-1-24W  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                            4.00       5.2000       20.80

M85049/55-1-16A  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           11.00      12.2800      135.08

M85049/55-1-20A  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           10.00      13.2500      132.50

MAGRAGS          RAGS
                  CON   FINISHED GOOD        FIF  EACH  000              G001158     03/15/99          2.00      20.9900       41.98
                                                                         G001194     03/15/99          2.00      20.9900       41.98
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          4.00      20.9900       83.96

--------------------------------------------------------------------------------
                                                                        Page: 66

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MF-300-L         GLOVES, DIAMOND GRIP
                  CON   FINISHED GOOD        FIF  EACH  000              G001413     06/03/99      2,000.00        .0660      132.00
                                                                         G001591     06/03/99      3,000.00        .0630      189.00
                                                                         G001307     07/31/99      2,000.00        .0700      140.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:      7,000.00        .0659      461.00

MGG3872          LIGHT BULB
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         36.00       5.0000      180.00

MICRO MESH       MIROMESH KIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001538     06/03/99          3.00      17.5000       52.50

MIL LT 1/4       HEAT SHRINK
                  ATG   FINISHED GOOD        AVG  EACH  100                                        1,500.00        .1400      210.00

MILH60000-625    HOSE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

MIR23-342-080    MIRKA DISC, 80 GRIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001120     03/15/99          2.00      29.7000       59.40

MIR23-342-120    MIRKA DISC, 120 GRIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001052     06/11/99          1.00      25.8300       25.83

MIR23-342-150    MIRKA DISC, 150 GRIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001120     03/15/99          2.00      25.8300       51.66

MIR23-342-180    MIRKA DISC, 180 GRIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001120     03/15/99          2.00      25.8300       51.66
                                                                         G001052     06/11/99          3.00      25.8300       77.49
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          5.00      25.8300      129.15

MIR23-342-220    MIRKA DISC, 220 GRIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001068     03/15/99          4.00      25.8300      103.32

MIR23-342-400    MIRKA DISC, 120 GRIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001066     03/15/99          2.00      25.8300       51.66

MIR23-342-80     MIRKA DISC, 80 GRIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001052     06/11/99          2.00      29.7000       59.40

MIROR GLAZE 10  PLASTIC POLISH
                  CON   FINISHED GOOD        FIF  EACH  000              G001538     06/03/99          2.00       5.2000       10.40

MIROR GLAZE 17  PLASTIC CLEANER
                  CON   FINISHED GOOD        FIF  EACH  000              G001538     06/03/99          2.00       5.2000       10.40

MISC. ITEM       MISC. ITEM
                  CON   FINISHED GOOD        FIF  EACH  000              G001069     03/15/99         10.00        .5900        5.90
                                                                         G001076     03/15/99         20.00        .5900       11.80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         30.00        .5900       17.70

ML1308           LIGHT BULB
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.00       4.5000        9.00

ML1317           LIGHT BULB
                  BS    FINISHED GOOD        FIF  EACH  000              00000177    12/31/99          2.00       4.5000        9.00

MMM5723          PERFECT-IT COMP.
                  CON   FINISHED GOOD        FIF  EACH  000              G001076     03/15/99          1.00      21.6900       21.69

MMM5725          PAD, SCUFF
                  CON   FINISHED GOOD        FIF  EACH  000              G001076     03/15/99          1.00      21.6900       21.69

MMM5955          RUBBING COMPOUND
                  CON   FINISHED GOOD        FIF  EACH  000              G001195     03/15/99          1.00      32.2200       32.22

MMM5960          PUTTY, GREEN
                  CON   FINISHED GOOD        FIF  EACH  000              G001310     07/31/99          2.00      12.1900       24.38

--------------------------------------------------------------------------------
                                                                        Page: 67

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MMM5973          PERFECT-IT RUB
                  CON   FINISHED GOOD        FIF  EACH  000              G001069     03/15/99          1.00      13.0900       13.09

MMM5996          DK GLAZE
                  CON   FINISHED GOOD        FIF  EACH  000              G001076     03/15/99          1.00      24.1400       24.14

MMM6405          TAPE, BLUE FINE LINE 1/4inches
                  CON   FINISHED GOOD        FIF  EACH  000              G001150     03/15/99         12.00       5.5400       66.48

MMM6408          TAPE, BLUE FINE LINE 1/2inches
                  CON   FINISHED GOOD        FIF  EACH  000              G001066     03/15/99         12.00       7.1700       86.04
                                                                         G001150     03/15/99         12.00       7.1700       86.04
                                                                         G001215     06/28/99          8.00       7.1700       57.36
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         32.00       7.1700      239.44

MMM6727          OVERSPRAY SHEET
                  CON   FINISHED GOOD        FIF  EACH  000              G001066     03/15/99          2.00      27.1500       54.30
                                                                         G001127     03/15/99          4.00      27.1500      108.60
                                                                         G001184     03/15/99          1.00      27.1500       27.15
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00      27.1500      190.05

MMM7191          RESPIRATORS, SMALL
                  SMT   FINISHED GOOD        FIF  EACH  000              G001156     03/15/99          1.00      19.4700       19.47

MMM7192          RESPIRATORS, MEDIUM
                  SMT   FINISHED GOOD        FIF  EACH  000              G001156     03/15/99          1.00      19.4700       19.47
                                                                         G001309     07/31/99          2.00      19.4700       38.94
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00      19.4700       58.41

MMM7193          RESPIRATORS
                  SMT   FINISHED GOOD        FIF  EACH  000              G001150     03/15/99          5.00      19.4700       97.35
                                                                         G001156     03/15/99          1.00      19.4700       19.47
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00      19.4700      116.82

MMM7194          FILTER
                  CON   FINISHED GOOD        FIF  EACH  000              G001066     03/15/99          1.00      13.3300       13.33

MMM7447          SCOTCHBRITE, MAROON
                  CON   FINISHED GOOD        FIF  EACH  000              G001077     03/15/99          3.00      16.3500       49.05
                                                                         G001184     03/15/99          2.00      16.3500       32.70
                                                                         G001194     03/15/99          2.00      16.3500       32.70
                                                                         G001195     03/15/99          3.00      16.3500       49.05
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         10.00      16.3500      163.50

MON1001P         MONTANA CATALYST
                  CON   FINISHED GOOD        FIF  EACH  000              G001066     03/15/99          1.00      18.2700       18.27
                                                                         G001106     03/15/99          1.00      18.2700       18.27
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.00      18.2700       36.54

MON1300Q         CATALYST
                  CON   FINISHED GOOD        FIF  EACH  000              G001128     03/15/99          1.00      16.4300       16.43
                                                                         G001155     03/15/99          1.00      16.4300       16.43
                                                                         G001159     03/15/99          1.00      16.4300       16.43
                                                                         G001209     06/28/99          1.00      16.4300       16.43
                                                                         G001216     06/28/99          2.00      16.4300       32.86
                                                                         G001310     07/31/99          7.00      16.4300      115.01
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         13.00      16.4300      213.59

MON5008AG        BEIGE URETHANE, BIG SKY
                  CON   FINISHED GOOD        FIF  EACH  000              G001178     03/15/99          1.00      66.4700       66.47
                                                                         G001184     03/15/99          1.00      64.4700       64.47
                                                                         G001052     06/11/99          1.00      66.1500       66.15
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00      65.6967      197.09

--------------------------------------------------------------------------------
                                                                        Page: 68

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MON5008QB        URETHANE PRIMER, BIG SKY
                  CON   FINISHED GOOD        FIF  EACH  000              G001178     03/15/99          1.00      19.4000       19.40
                                                                         G001191     03/15/99          1.00      19.4000       19.40
                                                                         G001052     06/11/99          1.00      19.1300       19.13
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00      19.3100       57.93

MOUSE MILK       MOUSE MILK
                  CON   FINISHED GOOD        FIF  EACH  000              G001109     03/15/99         12.00       3.6700       44.04

MS14144L3        NUT
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00-      2.6400       5.28-

MS14144L4        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              G001448     06/03/99         20.00       2.4000       48.00
                                                                         PHY CNT     06/18/99          5.00       1.4000        7.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         25.00       2.2000       55.00

MS14144L5        NUT
                  BS    FINISHED GOOD        FIF  EACH  000              G001047     06/11/99         10.00       2.5000       25.00

MS14144L6        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00       4.5000       36.00

MS14145L3        NUT
                  BS    FINISHED GOOD        FIF  EACH  000              G001325     06/03/99          5.00       2.4000       12.00
                                                                         G001412     06/03/99         50.00       2.2736      113.68
                                                                         PHY CNT     12/27/99         12.00       2.4000       28.80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         67.00       2.3057      154.48

MS14145L4        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         17.00       2.5000       42.50
                                                                         G001512     06/03/99         20.00       2.5000       50.00
                                                                         PHY CNT     06/18/99         18.00       2.5000       45.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         55.00       2.5000      137.50

MS14145L5        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99          8.00       2.8000       22.40
                                                                         G001412     06/03/99         50.00       2.3242      116.21
                                                                         G001512     06/03/99         25.00       2.8000       70.00
                                                                         PHY CNT     06/18/99          2.00       1.8800        3.76
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         85.00       2.4985      212.37

MS14145L7        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              G001512     06/03/99          8.00       8.0000       64.00

MS17825-3        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         64.00       1.2000       76.80

MS17825-4        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              G001334     06/03/99          3.00       1.4000        4.20
                                                                         PHY CNT     06/18/99     113.00.00       1.3000      146.90
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        116.00       1.3026      151.10

MS17825-5        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         23.00       1.5000       34.50

MS17825-6        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         40.00       1.2500       50.00

MS20002-6        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         86.00        .1100        9.46
                                                                         PHY CNT     12/27/99          4.00        .1100         .44
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         90.00        .1100        9.90

--------------------------------------------------------------------------------
                                                                        Page: 69

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS20002C5        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         11.00        .1200        1.32

MS20002C6        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        167.00        .1400       23.38

MS20002C8        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        118.00        .1800       21.24

MS20220-2        PULLEY
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

MS20365-720C     NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         54.00        .9600       51.84
                                                                         PHY CNT     12/27/99          1.00        .9600         .96
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         55.00        .9600       52.80

MS20392-2C15     CLEVIS PIN
                  BS    FINISHED GOOD        FIF  EACH  000              G001047     06/11/99        100.00        .2650       26.50
                                                                         PHY CNT     06/18/99          2.00        .2650         .53
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        102.00        .2650       27.03

MS20426A5-4      RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          0.60        .0230         .01

MS20426A5-5      RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          0.60        .0230         .01

MS20426A5-6      RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              G001527     06/03/99          1.00      18.0000       18.00

MS20426A5-7      RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              G001527     06/03/99          1.00      19.5000       19.50

MS20426AD2-4     RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.20        .0030         .00

MS20426AD3-2     RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.20        .0580         .07

MS20426AD3-4     RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              G001527     06/03/99          1.00      19.5000       19.50
                                                                         PHY CNT     12/27/99          0.20      19.5000        3.90
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          1.20      19.5000       23.40

MS20426AD3-5     RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              00000253    12/31/98          0.60        .0000         .00

MS20426AD3-6     RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00        .0230         .02

MS20426AD3-8     RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              G001527     06/03/99          1.00      16.5000       16.50
                                                                         PHY CNT     12/27/99          0.20      16.5000        3.30
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          1.20      16.5000       19.80

MS20426AD4-10    RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          0.90        .0020         .00

MS20426AD4-12    RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00        .0350         .04

MS20427M3-5      RIVET, STEEL
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0030         .00

MS20427M4-2      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          0.10        .0050         .00

--------------------------------------------------------------------------------
                                                                        Page: 70

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS20427M4-3      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          3.25        .0020         .01

MS20427M4-4      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          3.50        .0020         .01

MS20427M4-5      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          3.50        .0020         .01

MS20427M4-6      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          1.50        .0020         .00

MS20427M4-8      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          2.00        .0020         .00

MS20427M5-6      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          3.25        .0040         .01

MS20470A4-4      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.25       1.1270        1.41

MS20470A4-8      RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          0.10        .1500         .02

MS20470A5-4      RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.00        .1500         .30

MS20470A5-5      RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00        .1500         .15

MS20470A5-6      RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.25        .1500         .19

MS20470AD3-3     RIVET, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              G001527     06/03/99          1.50       5.5000        8.25

MS20470AD3-4     RIVETS, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              G001527     06/03/99          1.00      17.5000       17.50
                                                                         PHY CNT     12/27/99          0.25      17.5000        4.38
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          1.25      17.5040       21.88

MS20470AD3-5     RIVETS, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              G001527     06/03/99          1.00      17.5000       17.50
                                                                         PHY CNT     12/27/99          0.50      17.5000        8.75
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          1.50      17.5000       26.25

MS20470AD3-6     RIVETS, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.00        .0230         .05

MS20470AD4-10    RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.75-       .0230        .06-

MS20470AD4-3     RIVETS, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.25        .0230         .03

MS20470AD4-3.5   RIVETS, SOLID
                  BS    FINISHED GOOD        FIF  POUN  000              G001322     06/03/99          1.50      17.0000       25.50

MS20470AD4-4     RIVETS, SOLIDS
                  BS    FINISHED GOOD        FIF  POUN  000              G001322     06/03/99          2.00      14.0000       28.00
                                                                         PHY CNT     12/27/99          0.50      14.0000        7.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.50      14.0000       35.00

MS20470AD4-4.5   RIVETS, SOLIDS
                  BS    FINISHED GOOD        FIF  POUN  000              G001322     06/03/99          2.00      16.0000       32.00

MS20470AD4-5     RIVET, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              G001527     06/03/99          0.75      14.0000       10.50

--------------------------------------------------------------------------------
                                                                        Page: 71

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS20470AD4-5.5   RIVETS, SOLIDS
                  BS    FINISHED GOOD        FIF  POUN  000              G001322     06/03/99          2.00      16.5000

MS20470AD4-6     RIVET, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.50        .0230

MS20470AD4-6.5   RIVETS, SOLIDS
                  BS    FINISHED GOOD        FIF  POUN  000              G001322     06/03/99          2.00      22.0000

MS20470AD4-7     RIVET, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.00        .0230

MS20470AD4-8     RIVET, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.50        .0230

MS20470AD4-9     RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.60        .0230

MS20470AD5-10    RIVET, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.50        .0350

MS20470AD5-11    RIVETS, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00        .0230

MS20470AD5-3.5   RIVETS, SOLIDS
                  BS    FINISHED GOOD        FIF  POUN  000              G001322     06/03/99          2.00      30.0000

MS20470AD5-4     RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.50        .0230

MS20470AD5-4.5   RIVETS, SOLIDS
                  BS    FINISHED GOOD        FIF  POUN  000              G001322     06/03/99          2.00      32.0000

MS20470AD5-5     RIVETS, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.25        .0230

MS20470AD5-5.5   RIVETS, SOLIDS
                  BS    FINISHED GOOD        FIF  POUN  000              G001322     06/03/99          2.00      17.0000

MS20470AD5-6     RIVET, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.25        .0230

MS20470AD5-6.5   RIVETS, SOLIDS
                  BS    FINISHED GOOD        FIF  POUN  000              G001322     06/03/99          2.00      21.0000

MS20470AD5-7     RIVETS, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.00        .0230

MS20470AD5-8     RIVET, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.75        .0350

MS20470AD5-9     RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.00        .0230

MS20470AD6-6     RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          0.50        .0200

MS20470AD6-8     RIVET, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.25        .0230

MS20470AD7-11    RIVET, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          0.75        .0230

MS20470AD8-11    RIVET, SOLID
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00        .0230

MS20615-3M4      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          0.60        .1600

MS20615-3M5      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.10        .0200

--------------------------------------------------------------------------------
                                                                        Page: 72

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS20615-4M3      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          2.75        .0400         .11

MS20615-4M4      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     25.00-     26.0000     650.00-
                                                                         PHY CNT     12/27/99         27.25      26.0000      708.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.25      26.0000       58.50

MS20615-4M5      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000212    04/09/99          4.00        .0300         .12

MS20615-4M6      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          4.30        .0400         .17

MS20615-4M7      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          3.25        .0300         .10

MS20615-4M8      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          3.75        .0900         .34

MS20615-4M9      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          0.50        .0700         .04

MS20615-5M10     RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0700         .07

MS20615-5M4      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          1.00        .0500         .05

MS20615-5M5      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          0.50        .0300         .02

MS20615-5M6      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          0.50      27.0000       13.50

MS20615-5M7      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          1.00        .0500         .05

MS20615-5M8      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          3.00        .0500         .15

MS20615-5M9      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          2.00        .0700         .14

MS20615-6M4      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00        .1600         .16

MS20615-6M5      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.50        .0300         .05

MS20615-6M6      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.25        .0500         .06

MS20615-6M7      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          1.00        .0500         .05

MS20615-6M8      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          1.25        .0500         .06

MS20615-6M9P     RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          1.25        .9800        1.23

MS20615/5M3
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00        .0000         .00

MS20615/5M6
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          0.50        .0000         .00

MS20615M6-4      RIVETS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00        .1840         .18

--------------------------------------------------------------------------------
                                                                        Page: 73

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS20615M6-5      RIVET, STEEL
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.50        .0350         .00

MS20813-1        CAPS, HI PRESSURE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         18.00        .0000         .00

MS20819-165      SLEEVE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

MS20819-4D       HYDRAULIC PLUG
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .0000         .00

MS20995C-20      SAFETY WIRE
                  SMT   FINISHED GOOD        FIF  EACH  000              G001433     06/03/99          2.00       9.7300       19.46
                                                                         G001594     06/03/99          2.00       9.5000       19.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          4.00       9.6150       38.46

MS20995C-25      SAFETY WIRE
                  SMT   FINISHED GOOD        FIF  EACH  000              G001494     06/03/99          2.00       9.5000       19.00
                                                                         G001594     06/03/99          2.00       8.5000       17.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          4.00       9.0000       36.00

MS20995C-32      SAFETY WIRE
                  SMT   FINISHED GOOD        FIF  EACH  000              G001433     06/03/99          2.00       8.7050       17.41
                                                                         G001594     06/03/99          2.00       8.5000       17.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          4.00       8.6025       34.41

MS20995C-41      SAFETY WIRE
                  SMT   FINISHED GOOD        FIF  EACH  000              G001433     06/03/99          2.00       9.2150       18.43
                                                                         G001594     06/03/99          2.00       8.5000       17.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          4.00       8.8575       35.43

MS20995C32       SAFETY WIRE .32
                  SMT   FINISHED GOOD        FIF  EACH  000              G001180     03/15/99          2.00       8.5000       17.00
                                                                         G001601     06/03/99          2.00      27.5000       55.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          4.00      18.0000       72.00

MS20995C41       SAFETY WIRE .41
                  SMT   FINISHED GOOD        FIF  EACH  000              G001180     03/15/99          2.00       9.0000       18.00

MS20995INC       SAFETY WIRE INCONNEL
                  SMT   FINISHED GOOD        FIF  EACH  000              G001601     06/03/99          2.00      29.4900       58.98

MS21042-04       NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         55.00        .1700        9.35

MS21042-3        NUT
                  BS    FINISHED GOOD        FIF  EACH  000              G001526     06/03/99         56.00        .1200        6.72
                                                                         G001594     06/03/99        200.00        .1200       24.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        256.00        .1200       30.72

MS21042-4        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         56.00        .1200        6.72
                                                                         PHY CNT     06/18/99          8.00        .1200         .96
                                                                         PHY CNT     12/27/99         10.00        .1200        1.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         74.00        .1200        8.88

MS21042-6        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         16.00        .3000        4.80

MS21042L04       NUT
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         43.00        .1600        6.88
                                                                         PHY CNT     06/18/99          4.00        .1500         .60
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         47.00        .1591        7.48

--------------------------------------------------------------------------------
                                                                        Page: 74

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS21042L06       NUT
                  BS    FINISHED GOOD        FIF  EACH  000              G001526     06/03/99         60.00        .1400
                                                                         G001572     06/03/99        300.00        .1400
                                                                         PHY CNT     06/18/99         28.00        .1500
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        388.00        .1407

MS21042L08       NUT
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        120.00        .1200

MS21042L3        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     42.00-       .1206

MS21042L4        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         86.00        .2300

MS21043-3        NUT
                  BS    FINISHED GOOD        FIF  EACH  000              00000249    12/31/98        250.00        .4600

MS21043-4        NUT PLATE
                  BS    FINISHED GOOD        FIF  EACH  000              G001047     06/11/99         67.00        .4200

MS21043-6        NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         14.00        .9000

MS21044N04       NUT
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        194.00        .0800
                                                                         PHY CNT     12/27/99          8.00        .0800
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        202.00        .0800

MS21044N06       NUT
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        187.00        .0800
                                                                         PHY CNT     12/27/99          8.00        .0800
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        195.00        .0800

MS21044N4        NUT
                  BS    FINISHED GOOD        FIF  EACH  000              00000260    07/08/99          7.00        .1200
                                                                         PHY CNT     12/27/99         44.00        .1200
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         51.00        .1200

MS21045-08       NUT
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .1700
                                                                         PHY CNT     12/27/99         80.00        .1700
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         78.00        .1700

MS21047-06       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99          7.00        .2000
                                                                         PHY CNT     06/18/99         40.00        .2000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         47.00        .2000

MS21047-08       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        100.00        .1800
                                                                         PHY CNT     12/27/99          7.00        .1800
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        107.00        .1800

                                                        100              G001180     03/15/99        300.00        .1800
                                                                                                 ----------               ----------
                                                                         ITEM MS21047-08 TOTAL:      407.00        .1800

MS21047-3        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         48.00       1.1300
                                                                         PHY CNT     12/27/99         23.00       1.1300
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         71.00       1.1300

--------------------------------------------------------------------------------
                                                                        Page: 75

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS21051-08       NUTPLATES
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .2300

MS21051-3        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         22.00        .9800
                                                                         PHY CNT     12/27/99         66.00        .9800
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         88.00        .9800

MS21059L06       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        242.00        .3600

                                                        100              00000246    06/18/99         10.00        .3600
                                                                                                 ----------               ----------
                                                                         ITEM MS21059L06 TOTAL:      252.00        .3600

MS21059L08       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              G001448     06/03/99         20.00        .2700
                                                                         PHY CNT     06/18/99          8.00        .3300
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         28.00        .2871

                                                        100              G001381     06/03/99        200.00        .4450           8
                                                                                                 ----------               ----------
                                                                         ITEM MS21059L08 TOTAL:      228.00        .4256           9

MS21059L3        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         33.00        .2627           8
                                                                         PHY CNT     06/18/99         24.00        .4400          10
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         57.00        .3374          19

MS21059L4        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         97.00        .4500        43.0
                                                                         PHY CNT     06/18/99         10.00        .3900         3.5
                                                                         PHY CNT     12/27/99         68.00        .4500        30.6
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        175.00        .4466        78.1

MS21059L5        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         19.00        .8000       15.20
                                                                         PHY CNT     12/27/99          3.00        .8000        2.40
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         22.00        .8000       17.60

MS21059L6        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        134.00        .7200       96.48

MS21060L3        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         30.00        .4200       12.60
                                                                         PHY CNT     06/18/99         16.00        .4200        6.72
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         46.00        .4200       19.32

MS21061-L3       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              G001494     06/03/99         85.00        .3200       27.20

MS21061L08       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        374.00        .0000         .00

MS21061L4        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        104.00        .3500       36.40

MS21071-06       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              G001047     06/11/99         97.00        .2500       24.25
                                                                         PHY CNT     12/27/99          4.00        .2500        1.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        101.00        .2500       25.25

MS21071L06       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         80.00       1.0000       80.00
                                                                         PHY CNT     12/27/99          6.00       1.0000        6.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         86.00       1.0000       86.00

--------------------------------------------------------------------------------
                                                                        Page: 76

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS21071L08       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         80.00        .0210        1.68

MS21075L04       NUTPLATES
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         85.00        .3600       30.60

MS21075L3        nutplate
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99          1.00        .2800         .28
                                                                         PHY CNT     06/18/99          2.00        .1700         .34
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00        .2067         .62

MS21075L3N       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              00000210    12/31/98         92.00        .2800       25.76
                                                                         PHY CNT     12/27/99         56.00        .2800       15.68
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        148.00        .2800       41.44

MS21081-06       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              00000210    12/31/98         40.00       1.0000       40.00
                                                                         PHY CNT     06/18/99         90.00       1.0000       90.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        130.00       1.0000      130.00

MS21086-3        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              00000210    12/31/98          5.00        .1700         .85

MS21151-1        ROD END
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00-       .0000         .00

MS21256-1        COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        172.00        .0000         .00

MS21279-12       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          3.00       1.8500        5.55

MS21279-19       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          2.00       1.8500        3.70
                                                                         PHY CNT     12/27/99          2.00       1.8500        3.70
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          4.00       1.8500        7.40

MS21289-10       BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00        .0000         .00

MS2169L4         NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              00000210    12/31/98          4.00        .7300        2.92
                                                                         PHY CNT     12/27/99         99.00        .7300       72.27
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        103.00        .7300       75.19

MS21902D4        ADAPTER
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         19.00        .0000         .00

MS21913-2        HYD. PLUGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00        .0000         .00

MS21913-3        HYD. PLUGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00        .0000         .00

MS21913-4        HYD. PLUGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .0000         .00

MS21913-6        HYD. PLUGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .0000         .00

MS21914-2        HYD. CAPS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         16.00        .0000         .00

MS21914-3        HYDRAULIC CAP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          7.00        .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 77

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS21914-5        HYDRAULIC CAP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .0000

MS21914-6        CAP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .0000

MS21919WDG-6     ADEL CLAMP
                  CON   FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .0000

MS21919WDG10     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .0000
                                                                         PHY CNT     12/27/99          8.00        .0000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00        .0000

MS21919WDG11     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .0000

MS21919WDG12     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         79.00        .4749       37.50
                                                                         PHY CNT     06/18/99          1.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         80.00        .4690       37.50

MS21919WDG13     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         80.00        .4850       38.80
                                                                         PHY CNT     06/18/99         10.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         90.00        .4311       38.80

MS21919WDG14     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .0000         .00

MS21919WDG15     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         96.00        .5254       50.44
                                                                         PHY CNT     12/27/99          4.00        .5254        2.10
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        100.00        .5254       52.54

MS21919WDG17     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      3.00-       .0000         .00
                                                                         PHY CNT     12/27/99          7.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          4.00        .0000         .00

MS21919WDG18     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .0000         .00
                                                                         PHY CNT     12/27/99         20.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         18.00        .0000         .00

MS21919WDG19     ADEL CLAMPUP
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .0000         .00

MS21919WDG2      ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         97.00        .4648       45.09
                                                                         PHY CNT     12/27/99          2.00        .4648         .93
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         99.00        .4648       46.02

MS21919WDG20     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        100.00        .0000         .00

MS21919WDG23     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          9.00        .0000         .00

MS21919WDG24     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99        100.00       1.5157      151.57

MS21919WDG25     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         20.00       1.6168       32.34

--------------------------------------------------------------------------------
                                                                        Page: 78

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS21919WDG27     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         25.00       1.7180       42.95

MS21919WDG28     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         25.00       1.8188       45.47

MS21919WDG29     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         25.00       1.8692       46.73
                                                                         PHY CNT     12/27/99          1.00       1.8692        1.87
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         26.00       1.8692       48.60

MS21919WDG3      ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         25.00        .0000         .00

MS21919WDG30     ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         25.00       1.8692       46.73

MS21919WDG32     ADEL CLAMPS
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         25.00       1.8692       46.73
                                                                         PHY CNT     06/18/99          5.00        .0000         .00
                                                                         PHY CNT     12/27/99          2.00       1.8692        3.74
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         32.00       1.5772       50.47

MS21919WDG5      ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         67.00        .3335       22.34
                                                                         PHY CNT     06/18/99         11.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         78.00        .2864       22.34

MS21919WDG6      ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001334     06/03/99         48.00        .3400       16.32
                                                                         PHY CNT     06/18/99          1.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         49.00        .3331       16.32

MS21919WDG7      ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         97.00        .3537       34.31
                                                                         PHY CNT     12/27/99          2.00        .3537         .71
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         99.00        .3537       35.02

MS21919WDG8      ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99         92.00        .3638       33.47
                                                                         PHY CNT     12/27/99          7.00        .3638        2.55
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         99.00        .3638       36.02

MS21919WDG9      ADEL CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              00000260    07/08/99          9.00        .1700        1.53

MS24264R12B12PN  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

MS24264R18B14S   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00        .0000         .00

MS24264R18B14S1  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00      39.6800       79.36

MS24264R18B14SN  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200                                           22.00      39.0000      858.00

MS24264R20B16S9  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            3.00      40.1300      120.39

MS24264R20B16SN  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                          120.00      24.2500    2,910.00

MS24265R16B24PN  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 79

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS24265R2041PN   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000

MS24266R10B5PN   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200                                           20.00      39.0000

MS24266R12B12P   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200                                           20.00      38.0000

MS24266R16B24SN  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000

MS24266R18B14P   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            4.00      39.0000

                                                        200                                           12.00      39.0000
                                                                                                 ----------               ----------
                                                                     ITEM MS24266R18B14P TOTAL:       16.00      39.0000

MS24266R18B14P1  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            3.00      40.4900

MS24266R20B16P9  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00      39.5500

MS24266R20B16PN  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                          120.00      23.0000

MS24266R20B41SN  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000

MS24665-1012     COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         85.00        .0000

MS24665-130      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .0300

MS24665-134      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         38.00        .0000

MS24665-138      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .0000

MS24665-140      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99          4.00        .0305
                                                                         PHY CNT     06/18/99          1.00        .0000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          5.00        .0240

MS24665-151      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         19.00        .0000

MS24665-153      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      5.00-       .1600

MS24665-155      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     14.00-       .0000

MS24665-164      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         55.00        .0000

MS24665-22       COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        296.00        .0000

MS24665-227      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     2.000-       .0000

MS24665-231      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .0607

MS24665-26       COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        368.00        .0000

--------------------------------------------------------------------------------
                                                                        Page: 80

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS24665-281      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0000         .00

MS24665-283      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         90.00        .0000         .00

MS24665-285      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         97.00        .0000         .00

MS24665-287      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         34.00        .0000         .00

MS24665-289      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        138.00        .0000         .00

MS24665-298      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        442.00        .0000         .00

MS24665-300      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        104.00        .0000         .00

MS24665-302      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99        164.00        .0455        7.46
                                                                         PHY CNT     06/18/99         24.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        188.00        .0397        7.46

MS24665-309      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99        165.00        .0809       13.35
                                                                         PHY CNT     06/18/99         17.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        182.00        .0734       13.35

MS24665-312      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         33.00        .0000         .00

MS24665-351      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000                                           91.00        .1730       15.74

MS24665-360      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         64.00        .0000         .00

MS24665-362      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        105.00        .0000         .00

MS24665-363      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         95.00        .0000         .00

MS24665-366      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         91.00        .0000         .00

MS24665-370      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              G001412     06/03/99        181.00        .0708       12.81
                                                                         PHY CNT     06/18/99          5.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        186.00        .0689       12.81

MS24665-377      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .0000         .00

MS24665-437      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         86.00        .0000         .00

MS24665-444      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         63.00        .0000         .00

MS24665-448      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         38.00        .0000         .00
                                                                         PHY CNT     12/27/99         47.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         85.00        .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 81

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS24665-509      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         44.00        .0000         .00

MS24665-520      COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         22.00        .0000         .00

MS24665-9        COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        168.00        .0000         .00

MS24677-8C       SCREW
                  ATG   FINISHED GOOD        FIF  EACH  100              G001375     06/03/99        200.00       1.6500      330.00

MS24693-BB26     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         24.00        .0050         .12

MS24693-BB27     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         31.00        .0550        1.71

MS24693-BB271    SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         16.00        .0750        1.20
                                                                         PHY CNT     06/18/99         15.00        .0750        1.13
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         31.00        .0752        2.33

MS24693-BB272    SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          9.00        .0750         .68
                                                                         PHY CNT     06/18/99          9.00        .0750         .68
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         18.00        .0756        1.36

MS24693-BB274    SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98          5.00        .0500         .25

MS24693-BB28     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         26.00        .0500        1.30

MS24693-BB29     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         41.00        .0600        2.46

MS24693-BB30     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         15.00        .0650         .98

MS24693-BB32     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         70.00        .0900        6.30

MS24693-BB48     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         20.00        .0600        1.20
                                                                         PHY CNT     06/18/99         24.00        .0600        1.44
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         44.00        .0600        2.64

MS24693-BB49     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         24.00        .0650        1.56
                                                                         PHY CNT     06/18/99         21.00        .0650        1.37
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         45.00        .0651        2.93

MS24693-BB5      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         30.00        .0500        1.50

MS24693-BB54     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         85.00        .1000        8.50

MS24693-BB7      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         16.00        .0700        1.12
                                                                         PHY CNT     06/18/99         12.00        .0700         .84
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         28.00        .0700        1.96

MS24693BB31      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         23.00        .0700        1.61

--------------------------------------------------------------------------------
                                                                        Page: 82

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS24693C26       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        179.00        .0550        9.85
                                                                         PHY CNT     12/27/99          4.00        .0550         .22
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        183.00        .0550       10.07

MS24693C273      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001526     06/03/99         75.00        .0800        6.00
                                                                         G001572     06/03/99        100.00        .0800        8.00
                                                                         G001594     06/03/99        200.00        .0800       16.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        375.00        .0800       30.00

MS24693C274      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     35.00-       .0900       3.15-

MS24693C28       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         10.00        .0550         .55

MS24693C29       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         22.00        .0600        1.32

MS24693C48       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         48.00        .0600        2.88

MS24693S26       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         69.00        .0400        2.76

MS24693S28       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         52.00        .0400        2.08
                                                                         PHY CNT     06/18/99         16.00        .0400         .64
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         68.00        .0400        2.72

MS24693S30       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         36.00        .0500        1.80
                                                                         PHY CNT     06/18/99         14.00        .0500         .70
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         50.00        .0500        2.50

MS24693S48       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         17.00        .0450         .77
                                                                         PHY CNT     06/18/99         53.00        .0450        2.39
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         70.00        .0451        3.16

MS24693S50       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     92.00-       .1030       9.48-
                                                                         PHY CNT     12/27/99         51.00        .1030        5.25
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         41.00-       .1032       4.23-

MS24693S51       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         18.00        .0500         .90
                                                                         PHY CNT     12/27/99         18.00        .0500         .90
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         36.00        .0500        1.80

MS24693S52       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     23.00-       .0550       1.27-

MS24693S56       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001526     06/03/99         63.00        .1000        6.30

MS24694-S20      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001572     06/03/99        100.00        .0000         .00

MS24694C70       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         37.00        .4200       15.54
                                                                         PHY CNT     06/18/99          4.00        .4200        1.68
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         41.00        .4200       17.22

--------------------------------------------------------------------------------
                                                                        Page: 83

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS24694S3        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99         82.00        .0750        6.15

MS24694S9        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         11.00        .8500        9.35
                                                                         PHY CNT     06/18/99         30.00        .8500       25.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         41.00        .8500       34.85

MS25036-115      TERMINAL
                  ATG   FINISHED GOOD        AVG  EACH  100                                          200.00        .6500      130.00

MS25036-118      TERMINAL
                  ATG   FINISHED GOOD        AVG  EACH  100                                          150.00        .9500      142.50

MS25082-06       NUT
                  ATG   FINISHED GOOD        AVG  EACH  000                                          200.00        .6200      124.00

                                                        100                                           49.00       1.8500       90.65
                                                                                                 ----------               ----------
                                                                         ITEM MS25082-06 TOTAL:      249.00        .8620      214.65

MS25227-1A       STRIP
                  ATG   FINISHED GOOD        AVG  EACH  100                                          227.00        .6336      143.83

MS25988-1-010    O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          7.00        .0000         .00

MS26574-3        CIRCUIT BREAKERS 3 AMP
                  ATG   FINISHED GOOD        AVG  EACH  000                                          100.00      12.4185    1,241.85

MS27039-0808     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001572     06/03/99        100.00        .2800       28.00

MS27039-4-18     SCREWS
                  BS    FINISHED GOOD        FIF  EACH  000              G001320     06/03/99          8.00       1.1500        9.20

MS27129-10       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         41.00        .3000       12.30
                                                                         PHY CNT     12/27/99          8.00        .3000        2.40
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         49.00        .3000       14.70

MS27130-A13      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         54.00        .1800        9.72

MS27130-A25      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         84.00        .2200       18.48
                                                                         PHY CNT     06/18/99         87.00        .2200       19.14
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        171.00        .2200       37.62

MS27130-A7       RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         89.00        .1800       16.02
                                                                         PHY CNT     06/18/99          1.00        .1800         .18
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         90.00        .1800       16.20

MS27130-A87      RIVNUT
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         95.00        .2400       22.80

MS27130-A93      RIVNUT
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         54.00        .2200       11.88

MS27151-13       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         91.00        .1500       13.65
                                                                         PHY CNT     12/27/99          2.00        .1500         .30
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         93.00        .1500       13.95

MS27151-16       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         85.00        .2000       17.00

--------------------------------------------------------------------------------
                                                                        Page: 84

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS27151-7        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         93.00        .2000       18.60
                                                                         PHY CNT     12/27/99          1.00        .2000         .20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         94.00        .2000       18.80

MS27212-1-2      TERMINAL BLOCK
                  ATG   FINISHED GOOD        AVG  EACH  100                                           66.00       3.0000      198.00

MS27291-5        STRAIN RELEIF
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00       5.8700       11.74

                                                        200                                           20.00       5.8700      117.40
                                                                                                 ----------               ----------
                                                                          ITEM MS27291-5 TOTAL:       22.00       5.8700      129.14

MS27473T10B35P   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            3.00        .0000         .00

MS27473T22B35P   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           15.00      39.7000      595.50

MS27474T22B35P   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           17.00      29.4412      500.50

MS27499E14B18PA  CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00      34.3500       34.35

MS27641-10       BEARING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

MS27646-38       BEARING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

MS28034-3        FILAMENT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

MS28774-015      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         18.00        .2000        3.60
                                                                         PHY CNT     12/27/99          1.00        .2000         .20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         19.00        .2000        3.80

MS28774-019      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         36.00        .2000        7.20
                                                                         PHY CNT     06/18/99          4.00        .2000         .80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         40.00        .2000        8.00

MS28774-028      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          8.00        .2000        1.60

MS28774-114      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         15.00        .2000        3.00
                                                                         PHY CNT     06/18/99          1.00        .2000         .20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         16.00        .2000        3.20

MS28774-127      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          8.00        .2000        1.60

MS28774-132      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         19.00        .2000        3.80

MS28774-138      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         12.00        .2000        2.40

MS28774-140      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00       1.3600       10.88

MS28774-328      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00       2.5000       25.00

--------------------------------------------------------------------------------
                                                                        Page: 85

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS28775-006      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .4000        2.40
                                                                         PHY CNT     12/27/99          1.00        .4000         .40
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00        .4000        2.80

MS28775-008      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         41.00        .4000       16.40

MS28775-010      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00       3.8000       11.40

MS28775-012      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          9.00        .3800        3.42

MS28775-014      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .1100         .88

MS28775-019      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .1500         .60

MS28775-021      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         16.00        .2700        4.32

MS28775-027      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .2500         .75

MS28775-112      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98          2.00        .3220         .64

MS28775-113      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         47.00        .3800       17.86
                                                                         PHY CNT     12/27/99         29.00        .3800       11.02
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         76.00        .3800       28.88

MS28775-114      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         18.00        .3800        6.84

MS28775-116      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .3800        1.90

MS28775-129      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .2500         .50

MS28775-132      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00       1.2000        4.80

MS28775-210      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .3800        1.52

MS28775-218      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00       1.0100        2.02

MS28775-220      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .3800        2.28

MS28775-224      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00       1.9700        7.88

MS28775-225      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98          1.00       1.5990        1.60

MS28775-228      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98          7.00        .7480        5.24

MS28775-236      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .4000        2.40

MS28775-239      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .9500         .95

--------------------------------------------------------------------------------
                                                                        Page: 86

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS28775-327      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .7800

MS28775-328      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         35.00        .6000

MS28778-12       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .1500

MS28778-16       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00       1.6400

MS28778-2        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          9.00        .8100

MS28778-4        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         75.00        .1100

MS28778-6        PACKING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         13.00        .2000

MS28778-8        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00       1.6900

MS28782-21       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              0000183     12/31/98         19.00        .2000

MS29512-02       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .3800

MS29512-04       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         20.00        .1100

MS29512-08       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .1500

MS29513-013      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00       1.6800

MS29513-020      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .0000

MS29513-119      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00       1.9800

MS29513-221      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         11.00       1.0000

MS29513-237      PACKING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00       1.0000

MS29561-011      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         19.00       1.0000

MS29561-012      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98          8.00        .2650

MS3126E10-6P     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200                                           20.00      17.1400

MS3126F16-26S    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           50.00        .0000

MS3417-14G       STAIN RELIEF
                  BS    FINISHED GOOD        FIF  EACH  200              00000292    01/17/00          8.00       7.6000

MS3417-14G       STAIN RELIEF
                  ATG   FINISHED GOOD        AVG  EACH  200                                            8.00       7.6000

MS3417-20G       STAIN RELIEF
                  BS    FINISHED GOOD        FIF  EACH  200              00000292    01/17/00          8.00       8.1000

--------------------------------------------------------------------------------
                                                                        Page: 87

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS3417-20G       STAIN RELIEF
                  ATG   FINISHED GOOD        AVG  EACH  200                                            8.00       8.1000       64.80

MS3420-12        BUSHING
                  ATG   FINISHED GOOD        AVG  EACH  100                                           22.00        .3100        6.82

MS3420-8         BUSHING
                  ATG   FINISHED GOOD        AVG  EACH  100                                           21.00        .2400        5.04

MS3456L16-10S    CONNECTOR
                  ATG   FINISHED GOOD        FIF  EACH  100              G001211     06/28/99          2.00      22.5000       45.00
                                                                         PHY CNT     09/07/99          1.00      22.5000       22.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 100 TOTAL:          3.00      22.5000       67.50

MS3459W12S-3S    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

MS3470L10-6S     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00        .0000         .00

MS3470L10-6SW    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00        .0000         .00

MS3470L14-15S    CONNECTOR
                  ATG   FINISHED GOOD        FIF  EACH  100              00000242    06/18/99         52.00      15.9800      830.96
                                                                         PHY CNT     12/27/99         22.00      15.9800      351.56
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 100 TOTAL:         74.00      15.9800    1,182.52

MS3470L20-16S    CONNECTOR
                  ATG   FINISHED GOOD        FIF  EACH  100              00000242    06/18/99         70.00      19.4000    1,358.00

MS3470W10-6S     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            3.00        .0000         .00

MS3470W10-6SW    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00      19.0000       38.00

MS3470W12-10P    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

MS3470W16-14SW   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00      52.9000       52.90

MS3470W8-98S     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            3.00      16.7400       52.22

MS3471L18-32P    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            3.00        .0000         .00

MS3471W10-6P     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           14.00      14.6400      204.96

                                                        200                                           16.00      14.6400      234.24
                                                                                                 ----------               ----------
                                                                       ITEM MS3471W10-6P TOTAL:       30.00      14.6400      439.20

MS3471W8-98S     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            4.00        .0000         .00

MS3472W10-6SW    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

MS3472W14-19S    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

MS3472W14-19SW   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

MS3472W14-19SX   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00      27.6800       27.68

--------------------------------------------------------------------------------
                                                                        Page: 88

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS3472W8-33P     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

MS3474W8-98S     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           16.00      24.5300      392.48

MS3475W10-6PW    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200                                            4.00      25.0000      100.00

MS3476L10-6P     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00      15.7200       15.72

                                                        200                                            4.00      15.7200       62.88
                                                                                                 ----------               ----------
                                                                       ITEM MS3476L10-6P TOTAL:        5.00      15.7200       78.60

MS3476L10-6PW    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            3.00        .0000         .00

MS3476L12-10P    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200                                           20.00      16.9000      338.00

MS3476L12-10PX   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200                                           17.00      16.9000      287.30

MS3476L12-10S    CONNECTOR
                  ATG   FINISHED GOOD        FIF  EACH  000              G001559     06/03/99         20.00      12.0000      240.00

                                                        100              00000242    06/18/99         14.00      15.8500      221.90
                                                                                                 ----------               ----------
                                                                      ITEM MS3476L12-10S TOTAL:       34.00      13.5853      461.90

MS3476L14-15P    CONNECTOR
                  ATG   FINISHED GOOD        FIF  EACH  100              00000242    06/18/99          1.00      22.9800       22.98

                                                        200              00000244    12/31/98         21.00      22.9800      482.58
                                                                         00000292    01/17/00          9.00      22.9800      206.82
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 200 TOTAL:       30.00      22.9800      689.40
                                                                                                 ----------               ----------
                                                                      ITEM MS3476L14-15P TOTAL:       31.00      22.9800      712.38

MS3476L14-5P     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           13.00        .0000         .00

MS3476L18-32S    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            3.00        .0000         .00

MS3476L20-16P    CONNECTOR
                  ATG   FINISHED GOOD        FIF  EACH  100              00000242    06/18/99         32.00      29.8600      955.52
                                                                         PHY CNT     12/27/99          2.00      29.8600       59.72
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 100 TOTAL:         34.00      29.8600    1,015.24

                                                        200              00000244    12/31/98         70.00      29.8600    2,090.20
                                                                         00000292    01/17/00         10.00      29.8600      298.60
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 200 TOTAL:       80.00      29.8600    2,388.80
                                                                                                 ----------               ----------
                                                                      ITEM MS3476L20-16P TOTAL:      114.00      29.8600    3,404.04

MS3476L8-33P     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            4.00      14.7000       58.80

                                                        200                                           82.00      14.7000    1,205.40
                                                                                                 ----------               ----------
                                                                       ITEM MS3476L8-33P TOTAL:       86.00      14.7000    1,264.20

MS3476L8-33S     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            9.00      14.2000      127.80

--------------------------------------------------------------------------------
                                                                        Page: 89

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS3476L8-33S     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200                                           92.00      14.2000    1,306.40
                                                                                                 ----------               ----------
                                                                       ITEM MS3476L8-33S TOTAL:      101.00      14.2000    1,434.20

MS3476L8-98S     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           15.00      14.4100      216.10

                                                        200                                           57.00      14.4100      821.30
                                                                                                 ----------               ----------
                                                                       ITEM MS3476L8-98S TOTAL:       72.00      14.4100    1,037.52

MS3476W10-6P     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           25.00      22.6800      567.00

                                                        200                                           74.00      22.6800    1,678.32
                                                                                                 ----------               ----------
                                                                       ITEM MS3476W10-6P TOTAL:       99.00      22.6800    2,245.32

MS3476W10-6PW    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200                                          152.00      18.3100    2,783.12

MS3476W10-6S     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            4.00      17.6500       70.60

                                                        200                                           38.00      17.6500      670.70
                                                                                                 ----------               ----------
                                                                       ITEM MS3476W10-6S TOTAL:       42.00      17.6500      741.30

MS3476W12-10S    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           52.00        .0000         .00

MS3476W14-12PN   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00      26.3500       26.35

MS3476W14-15P    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            4.00      17.3000       69.20
                                                        200                                           70.00      17.3000    1,211.00
                                                                                                 ----------               ----------
                                                                      ITEM MS3476W14-15P TOTAL:       74.00      17.3000    1,280.20

MS3476W14-19P    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200              00000244    12/31/98         10.00      19.4000      194.00
                                                                         00000292    01/17/00         74.00      19.4000    1,435.60
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 200 TOTAL:       84.00      19.4000    1,629.60

MS3476W14-19PW   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200              00000244    12/31/98         11.00      19.4000      213.40
                                                                         00000292    01/17/00         66.00      19.4000    1,280.40
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 200 TOTAL:       77.00      19.4000    1,493.80

MS3476W14-19X    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200                                           47.00      16.0000      752.00

MS3476W14-5S     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00      18.3100       18.31
                                                        200                                           18.00      18.3100      329.58
                                                                                                 ----------               ----------
                                                                       ITEM MS3476W14-5S TOTAL:       19.00      18.3100      347.89

MS3476W14-5SN    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00      25.1100       50.22

MS3476W16-14PW   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00      54.5300       54.53

MS3476W16-23S    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 90

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS3476W16-23SW   CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                            1.00        .0000         .00

MS3476W8-33P     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200                                           30.00      13.6200      408.60

MS3476W8-23PW    CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  200                                           30.00      13.6200      408.60

MS3476W8-33S     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                           29.00      21.4500      622.05

MS3476W8-33SN    CONNECTOR
                  ATG   FINISHED GOOD        FIF  EACH  200              00000244    12/31/98         14.00      13.7500      192.50
                                                                         00000292    01/17/00         25.00      13.7500      343.75
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 200 TOTAL:       39.00      17.3500      536.25

MS3476W8-98P     CONNECTOR
                  ATG   FINISHED GOOD        AVG  EACH  100                                          212.00      20.0000    4,240.00
                                                        200                                          104.00      20.0000    2,080.00
                                                                                                 ----------               ----------
                                                                       ITEM MS3476W8-98P TOTAL:      316.00      20.0000    6,320.00

MS35206-216      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001594     06/03/99        200.00        .0440        8.80

MS35206-226      SCREWS
                  ATG   FINISHED GOOD        AVG  EACH  100                                          400.00        .0500       20.00

MS35206-229      SCREWS
                  ATG   FINISHED GOOD        AVG  EACH  100                                          400.00        .0500       20.00

MS35206-231      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .0550        .11-
                                                                         G001526     06/03/99         64.00        .0550        3.52
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       62.00        .0550        3.41

                                                        100              00000246    06/18/99         14.00        .0550         .77
                                                                                                 ----------               ----------
                                                                        ITEM MS35206-231 TOTAL:       76.00        .0550        4.18

MS35206-242      SCREW
                  ATG   FINISHED GOOD        AVG  EACH  000                                          200.00        .0500       10.00

MS35206-246      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001572     06/03/99        100.00        .0600        6.00

MS35206-248      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         27.00        .0700        1.89
                                                                         PHY CNT     06/18/99         20.00        .0700        1.40
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       47.00        .0700        3.29

MS35206-261      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         53.00        .0800        4.24

MS35206-263      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         25.00        .0850        2.13
                                                                         PHY CNT     06/18/99         18.00        .0850        1.53
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       43.00        .0851        3.66

MS35214-12       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98        406.00        .1000       40.60

MS35214-17       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         11.00        .1200        1.32

--------------------------------------------------------------------------------
                                                                        Page: 91

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS35214-18       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         27.00        .1200        3.24

MS35214-25       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        196.00        .0900       17.64

MS35214-26       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98         11.00        .1200        1.32
                                                                         PHY CNT     06/18/99          1.00        .9500         .95
                                                                         PHY CNT     12/27/99          2.00        .9500         .95
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       28.00        .9500       26.60

MS35214-27       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000184    12/31/98          9.00        .0950         .86

MS35214-32       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98          8.00        .1400        1.12

MS35214-35       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98         11.00        .1500        1.65

MS35214-42       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98         11.00        .1200        1.32

MS35214-53       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98         19.00        .1700        3.23

MS35333-36       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        200.00        .0300        6.00
                                                                         PHY CNT     12/27/99        525.00        .0300       15.75
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      725.00        .0300       21.75

MS35333-37       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        100.00        .0300        3.00
                                                                         PHY CNT     12/27/99         19.00        .0300         .57
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      119.00        .0300        3.57

MS35333-38       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        150.00        .0300        4.50
                                                                         PHY CNT     12/27/99        124.00        .0300        3.72
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      274.00        .0300        8.22

MS35333-39       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        194.00        .0300        5.82
                                                                         PHY CNT     12/27/99         11.00        .0300         .33
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      205.00        .0300        6.15

MS35333-40       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        103.00        .0400        4.12
                                                                         PHY CNT     12/27/99          1.00        .0400         .04
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      104.00        .0400        4.16

MS35333-41       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        105.00        .0500        5.25
                                                                         PHY CNT     12/27/99          1.00        .0500         .05
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      106.00        .0500        5.30

MS35333-42       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        100.00        .0600        6.00
                                                                         PHY CNT     12/27/99          1.00        .0600         .06
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      101.00        .0600        6.06

MS35333-43       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         87.00        .0900        7.83

--------------------------------------------------------------------------------
                                                                        Page: 92

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS35333-44       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         99.00        .1000        9.90

MS35333-45       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         83.00        .1100        9.13

MS35333-74       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          4.00        .1400         .56

MS35333-29       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         99.00        .0300        2.97

MS35333-30       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         94.00        .0300        2.82
                                                                         PHY CNT     06/18/99          2.00        .0300         .06
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       96.00        .0300        2.88

MS35333-31       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         99.00        .0300        2.97

MS35333-32       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         99.00        .0300        2.97

MS35333-33       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        100.00        .0500        5.00
                                                                         PHY CNT     12/27/99          1.00        .0500         .05
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      101.00        .0500        5.05

MS35333-34       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         96.00        .0600        5.76

MS35333-35       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          6.00        .0800         .48
                                                                         PHY CNT     12/27/99        100.00        .0800        8.00
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      106.00        .0800        8.48

MS35333-40       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        140.00        .0300        4.20
                                                                         PHY CNT     12/27/99         32.00        .0300         .96
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      172.00        .0300        5.16

MS35333-41       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         39.00        .0300        1.17
                                                                         PHY CNT     12/27/99        159.00        .0300        4.77
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      198.00        .0300        5.94

MS35333-42       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         95.00        .0300        2.85

MS35333-43       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         93.00        .0300        2.94
                                                                         PHY CNT     06/18/99          2.00        .0300         .06
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      100.00        .0300        3.00

MS35333-44       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         76.00        .0340        3.04

MS35333-45       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         42.00        .0500        2.10
                                                                         PHY CNT     06/18/99        110.00        .0500        5.50
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      152.00        .0500        7.60

MS35333-46       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         83.00        .0600        4.98

--------------------------------------------------------------------------------
                                                                        Page: 93

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS35478-1683     FILAMENT
                  BS    FINISHED GOOD        STD  EACH  000                                            2.00        .0000         .00

MS35489-11       GROMMETS
                  BS    FINISHED GOOD        FIF  EACH  000              00000230    12/31/98          1.00        .5600         .56
                                                                         PHY CNT     06/18/99         97.00        .5600       54.32
                                                                         PHY CNT     12/27/99         31.00        .5600       17.36
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      129.00        .5600       72.24

MS35489-6        GROMMET
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .5600        .56-

MS35649-282      NUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         27.00        .1500        4.05

MS35650-3315T    NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         38.00        .3200       12.16

MS35650-3385T    NUTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         37.00        .2800       10.36

MS35769-10       WASHERS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         20.00        .1730        3.46

MS35769-11       BACKUP RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          5.00       1.0350        5.18

MS35769-21       WASHERS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         38.00        .1730        4.84

MS35769-48       WASHERS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         30.00        .1730        5.19

MS51958-65       SCREW
                  BS    FINISHED GOOD        STD  EACH  000                                           24.00        .1400        3.36

MS51959-15       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99        124.00        .4200       52.08
                                                                         PHY CNT     12/27/99          9.00        .4200        3.78
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      133.00        .4200       55.86

MS51958-66       SCREW
                  BS    FINISHED GOOD        STD  EACH  000                                            2.00        .1600         .32

MS9021-028       ORING
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98          8.00        .6210        4.97

MS9058-04        BACK-UP RING
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          1.00        .2000         .20

MS9068-013       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         75.00        .2100       15.75

MS9068-014       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .2100         .42

MS9135-01        GASKET
                  BS    FINISHED GOOD        STD  EACH  000                                           13.00       1.0000       13.00

MS9385-02        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .0000         .00
                                                                         PHY CNT     12/27/99          2.00        .0000         .00
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:        4.00        .0000         .00

MS9385-04        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .0000         .00
                                                                         PHY CNT     12/27/99         10.00        .0000         .00
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       14.00        .0000         .00

--------------------------------------------------------------------------------
                                                                        Page: 94

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
MS9387-04        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .2200        1.10

MS9387-05        ORINGS
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98         13.00        .2070        2.69

MS9387-06        ORINGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00        .2600        2.60

MS9387-09        ORINGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .5000        1.50

MS9388-109       ORINGS
                  BS    FINISHED GOOD        FIF  EACH  000              6001464     06/03/99          9.00        .7000        6.30

MS9388-113       O RINGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .2900        1.74

MS9388-114       O RINGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          9.00       1.0300        9.27

MS9388-115       O RINGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          7.00        .2700        1.89

MS9388-118       O RINGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         14.00        .3400        4.76

MS9388-120       O RINGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .0000         .00

MS9388-152       ORINGS
                  BS    FINISHED GOOD        FIF  EACH  000              G001464     06/03/99          9.00       1.1000        9.90

MS9388-153       O RINGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .5000         .50

MS9388-214       O RINGS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          7.00       2.1800       15.26

MS9409-08        BOLTS
                  BS    FINISHED GOOD        FIF  EACH  000              00000253    12/31/98        155.00        .0000         .00
                                                                         PHY CNT     12/27/99        669.00        .0000         .00
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      824.00        .0000         .00

MS9489-08        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         43.00        .3000       12.90
                                                                         PHY CNT     06/18/99          2.00        .3000         .00
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       45.00        .3000       13.50

MS9556-10        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000230    12/31/98          1.00        .8400         .84
                                                                         PHY CNT     06/18/99          2.00        .8400        1.68
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:        3.00        .8400        2.52

MS9556-13        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          1.00       1.1000        1.10

MS9556-20        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          1.00       4.5000        4.50

MS9966-06        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .2400         .96

MS967-046        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .5000        2.00

MS9967-116       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .2400        1.20

--------------------------------------------------------------------------------
                                                                        Page: 95

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
N2418-04         DUST PLUG
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00      90.4500

N2418-06         DUST PLUG
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00     103.0500

N315-PX          CUSION COVER
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000

NAS1033A3        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          9.00       1.0000

NAS1068-A3       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              00000210    12/31/98         41.00        .2500

NAS1070-516      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        135.00        .1500

NAS1070-616      WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        178.00        .1500

NAS1096-1-10     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98         50.00        .1100
                                                                         PHY CNT     06/18/99         17.00        .1100
                                                                         PHY CNT     12/27/99          2.00        .1100
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       69.00        .1100

NAS1096-1-12     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98         45.00        .1100
                                                                         PHY CNT     06/18/99         44.00        .1100
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       89.00        .1100

NAS1096-1-4      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001296     06/03/99         86.00        .3000
                                                                         PHY CNT     06/18/99          1.00        .1500
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       87.00        .2983

NAS1096-1-6      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98          8.00        .1100
                                                                         PHY CNT     06/18/99          2.00        .1100
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       10.00        .1100

NAS1096-1-8      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98         52.00        .1100
                                                                         PHY CNT     06/18/99          3.00        .1100
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       55.00        .1100

NAS1096-2-10     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        173.00        .1400
                                                                         PHY CNT     12/27/99        207.00        .1400
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      380.00        .1400

NAS1096-2-12     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        190.00        .1400

NAS1096-2-4      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/41/98         27.00        .1400
                                                                         PHY CNT     06/18/99        125.00        .1400
                                                                         PHY CNT     12/27/99         18.00        .1400
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      170.00        .1400

NAS1096-2-8      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        100.00        .1400

--------------------------------------------------------------------------------
                                                                        Page: 96

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
NAS1096-3-10
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .1400        .14-

NAS1096-3-12     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     11.00-       .1400       1.54-

NAS1096-3-18     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98         43.00        .1500        6.45
                                                                         PHY CNT     06/18/99         32.00        .1500        4.80
                                                                         PHY CNT     12/27/99         46.00        .1500        6.90
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      121.00        .1500       18.15

NAS1096-3-20     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98         59.00        .1500        8.85
                                                                         PHY CNT     06/18/99         31.00        .1500        4.65
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       90.00        .1500       13.50

NAS1096-3-24     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98         19.00        .1500        2.85
                                                                         PHY CNT     06/18/99        174.00        .1500       26.10
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      193.00        .1500       28.95

NAS1096-3-4      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         53.00        .1500        7.95
                                                                         00000260    07/08/99         20.00        .1500        3.00
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       73.00        .1500       10.95

NAS1096-3-8      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001273     06/03/99        101.00        .1400       14.14

NAS1101-3-12     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .4200        .84-
                                                                         PHY CNT     12/27/99          6.00        .4200        2.52
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:        4.00        .4200        1.68

NAS1101-3-16     BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001296     06/03/99         96.00        .4000       38.40
                                                                         G001047     06/11/99         26.00       1.0000       26.00
                                                                         PHY CNT     06/18/99          1.00       1.0000        1.00
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      123.00        .5317       65.40

NAS1101-3-20     BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001047     06/11/99         10.00       1.0000       10.00

NAS1101-4-10     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98         53.00        .4200       22.26
                                                                         PHY CNT     06/18/99         31.00        .4200       13.02
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       84.00        .4200       35.28

NAS1101-4-8      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98         42.00        .4200       17.64
                                                                         PHY CNT     06/18/99         38.00        .4200       15.96
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       80.00        .4200       33.60

NAS1103-8        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         43.00        .7500       32.25
                                                                         PHY CNT     06/18/99         46.00        .7500       34.20
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       89.00        .7500       66.75

NAS1104-13D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          1.00        .9500       14.25

--------------------------------------------------------------------------------
                                                                        Page: 97

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
NAS1106-6        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          4.00       1.0000

NAS1149CN632R    WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                    100.00-       .0000

NAS1149D0463K    WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          7.00        .2000

NAS1149F0832P    WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         87.00        .0700
                                                                         PHY CNT     06/18/99        301.00        .0700
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      388.00        .0700

NAS1149F9032P    WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         76.00        .2000
                                                                         PHY CNT     12/27/99          6.00        .2000
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       82.00        .2000

NAS1169-C10L     WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     92.00-       .1617

NAS1169-C10L     WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              G001572     06/03/99        300.00        .1600

NAS1200M4-5      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          2.00        .0700

NAS1200M4-8      RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         17.00        .0500
                                                                         PHY CNT     06/18/99          3.00        .0500
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       20.00        .0500

NAS1221-3E3P     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000187    12/31/98         20.00        .3800

NAS1221-3E5      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          1.00       4.0000
                                                                         PHY CNT     12/27/99          3.00       4.0000
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:        4.00       4.0000

NAS1221-3V6      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         16.00       3.5000

NAS1221-4E5      BOLTS
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98         18.00       4.6000

NAS1291C4M       SELF LOCKING NUT
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00        .6100

NAS1303-16D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         18.00        .3000
                                                                         PHY CNT     06/18/99          2.00       .30000
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       20.00        .3000

NAS1304-14D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .3500

NAS1305-26D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          3.00        .9800

NAS1306-27       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          3.00       1.5000

NAS1306-6        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          4.00       2.2500

--------------------------------------------------------------------------------
                                                                        Page: 98

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
NAS1308-36D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          1.00       2.2500        2.25
                                                                         PHY CNT     06/18/99          3.00       2.2500        6.75
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:        4.00       2.2500        9.00

NAS1351C3LL6     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000

NAS1473A3        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              00000210    12/31/98         69.00       1.8500      127.65
                                                                         PHY CNT     06/18/99         10.00       1.8500       18.50
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       79.00       1.8500      146.15

                                                        100              00000246    06/18/99          9.00       1.8500       16.65
                                                                                                 ----------               ----------
                                                                        ITEM NAS131473A3 TOTAL:       88.00       1.8500      162.80

NAS1474-A3       NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              G001458     06/03/99          7.00       2.5000       17.50
                                                                         PHY CNT     12/27/99          4.00       2.5000       10.00
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       11.00       2.5000       27.50

NAS1474A4        NUTPLATES
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .5000        4.00

NAS147A86        BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00       1.0000        3.00

NAS147DH22       BOLT
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00       1.0000         .00

NAS1515M6L       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          5.00        .0600         .30

NAS1578C3T4      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         19.00        1.100       20.90
                                                                         PHY CNT     06/18/99         15.00        1.100       16.50
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       34.00        1.100       37.40

NAS1578C3T5
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         40.00        .0000         .00

NAS1580A3T2
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      4.00-       .0000         .00
                                                                         G001490     06/03/99        186.00        .4632       86.16
                                                                         PHY CNT     12/27/99         28.00        .4632       12.97
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      210.00        .4720       99.13

NAS1580A3T3      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001490     06/03/99        195.00        .4941       96.35

NAS1580A3T4      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001490     06/03/99        157.00        .5147       80.81

NAS1580A3T5      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001490     06/03/99        195.00        .5353      104.38

NAS1580A3T6      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001490     06/03/99        195.00        .5868      114.43

NAS1580A3T7      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001490     06/03/99        189.00        .5970      112.83

NAS1580C3T7      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          3.00        .3400        1.02

--------------------------------------------------------------------------------
                                                                        Page: 99

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
NAS1581C4T5      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         13.00        .8500       11.05

NAS1581C3T2      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G00149      06/03/99          1.00        .7720         .77

NAS1581C3T3      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001490     06/03/99        173.00        .7206      124.66

NAS1581C3T4      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001490     06/03/99        171.00        .7720      132.01

NAS1581C3T4P     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         39.00        .9000       35.10
                                                                         PHY CNT     06/18/99         79.00        .9000       71.10
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      118.00        .9000      106.20

NAS1581C3T5      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001490     06/03/99        198.00        .8235      163.05

NAS1581C3T6      SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001490     06/03/99        113.00        .8235       93.06

NAS1581C6T8P     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         44.00       4.7500      209.00

NAS1587-3        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        354.00        .0500       17.70
                                                                         PHY CNT     06/18/99         57.00        .0500        2.85
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      411.00        .0500       20.55

NAS1587A3C       WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98        402.00        .0500       20.10
                                                                         PHY CNT     06/18/99        119.00        .0500        5.95
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:      521.00        .0500       26.05

NAS1593-012      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .2000        1.60

NAS1593-016      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          9.00        .4000        3.60

NAS1593-014      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00       1.0000        2.00

NAS1601-127      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         19.00        .6500       12.35
                                                                         PHY CNT     12/27/99          1.00        .6500         .65
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       20.00        .6500       13.00

NAS1601-133      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         20.00        .6500       13.00

NAS1601-140      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          9.00       1.0000        9.00

NAS1611-0-014    O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         45.00        .2900       13.05
                                                                         PHY CNT     12/27/99          2.00        .2900         .58
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       47.00        .2900       13.63

NAS1611-0-019    O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         34.00        .2200        7.48
                                                                         PHY CNT     12/27/99          1.00        .2200         .22
                                                                                                 ----------               ----------
                                                                           WAREHOUSE 000 TOTAL:       35.00        .2200        7.70

--------------------------------------------------------------------------------
                                                                       Page: 100

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
NAS1611-015      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         40.00        .0000         .00

NAS1611-018
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98          2.00        .0000         .00

NAS1611-028      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         17.00        .3600        6.12

NAS1611-032      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00        .4200        4.20

NAS1611-038      O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         19.00        .4500        8.55

NAS1612-04       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         18.00        .2300        4.14

NAS1612-10       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         14.00        .3600        5.04

NAS1612-12       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         19.00        .2900        5.51

NAS1612-4        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          4.00        .0000         .00

NAS1612-6        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          8.00        .0000         .00

NAS1612-8        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         35.00        .0000         .00
                                                                         PHY CNT     12/27/99          2.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         27.00        .0000         .00

NAS1669-08L4     BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          4.00       2.5000       10.00

NAS1669-08L5     BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         12.00       2.5000       30.00

NAS1669-3L3      JO BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001334     06/03/99          4.00       3.5000       14.00
                                                                         G001454     06/03/99         10.00       3.5000       35.00
                                                                         PHY CNT     12/27/99          5.00       3.5000       17.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         19.00       3.5000       66.50

NAS1669-3L4      JO BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001334     06/03/99          2.00       4.2500        8.50
                                                                         G001454     06/03/99         10.00       3.7500       37.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         12.00       3.8333       46.00

NAS1669-3L5      JO BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001334     06/03/99          3.00       4.2500       12.75
                                                                         G001454     06/03/99         10.00       3.6000       36.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         13.00       3.7500       48.75

NAS1669-3L6      JO BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001454     06/03/99          8.00       4.5000       36.00

NAS1766-3        NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              00000210    12/31/98         34.00       1.8500       62.90

NAS1801-06-8     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         47.00       3.5000      164.50
                                                                         PHY CNT     06/18/99         32.00       3.5000      112.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         79.00       3.5000      276.50

--------------------------------------------------------------------------------
                                                                       Page: 101

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
NAS1801-3-16     SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          4.00        .0800

NAS1832-08-3     INSERTS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99        215.00       6.0000

NAS1870-3-4      NUTPLATE
                  BS    FINISHED GOOD        FIF  EACH  000              00000210    12/31/98          6.00       2.5000
                                                                         PHY CNT     06/18/99         32.00         3.50

NAS4403-3        SCREWS
                  BS    FINISHED GOOD        FIF  EACH  000              G001433     06/03/99         67.00        .2560

NAS4403-4        SCREW, TRI WING
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      4.00-       .2500

NAS4403-5        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001433     06/03/99        378.00        .2355

NAS4403-6        SCREW, TRI WING
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         39.00        .2300
                                                                         G001433     06/03/99        400.00        .2253
                                                                         PHY CNT     06/18/99        185.00        .2300
                                                                         PHY CNT     12/27/99        166.00        .2300
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        790.00        .2276

NAS4403-7        SCREW, TRI WING
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         44.00        .2400
                                                                         PHY CNT     06/18/99          7.00        .2400
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         51.00        .2400

NAS4403-8        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001065     03/15/99         71.00        .3200
                                                                         00000211    04/09/99          5.00        .3200
                                                                         PHY CNT     12/27/99         23.00        .3200
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         99.00        .3200

NAS4403-11       SCREW, TRI WING
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         18.00        .1500
                                                                         PHY CNT     06/18/99        104.00        .1500
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        122.00        .1500

NAS4404-4        SCREW, TRI WING
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         44.00        .2000
                                                                         PHY CNT     06/18/99          1.00        .2000
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         45.00        .2000

NAS4404-5        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         38.00        .1800

NAS464-3A14      RIVNUT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         22.00        .3900

NAS4703-2        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .4200

NAS4703-4        RIVNUT
                  BS    FINISHED GOOD        FIF  EACH  000              G001065     03/15/99         30.00        .4500
                                                                         00000211    04/09/99          6.00        .4500
                                                                         G001047     06/11/99        100.00        .4500
                                                                         PHY CNT     12/27/99         30.00        .4500
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        166.00        .4500

NAS4703-5        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         23.00        .5000

--------------------------------------------------------------------------------
                                                                       Page: 102

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
NAS4703-6        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         41.00        .5200       21.32

NAS4703-7        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001065     03/15/99        173.00        .6000      103.80
                                                                         00000211    04/09/99         17.00        .6000       10.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        190.00        .6000      114.00

NAS4704-3        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         32.00        .5200       16.64

NAS4704-4        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         16.00        .5600        8.96
                                                                         PHY CNT     06/18/99         27.00        .5600       15.12
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         43.00        .5600       24.08

NAS4704-5        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          9.00        .5600        5.04
                                                                         PHY CNT     12/27/99          2.00        .5600        1.12
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         11.00        .5600        6.16

NAS487-17        INSTR MNTG
                  BS    FINISHED GOOD        FIF  EACH  000              00000210    12/31/98          6.00        .5000        3.00

NAS5003-8        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000212    04/09/99          3.00        .5000        1.50

NAS5003-12       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98          9.00        .6330        5.70

NAS578-6         SPRING RETAINER
                  BS    FINISHED GOOD        FIF  EACH  000                                            1.00        .0000         .00

NAS583-16        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000212    04/09/99          1.00        .3000         .30

NAS583-18        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000212    04/09/99         11.00        .3100        3.41

NAS583-20        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .3000        .35-
                                                                         PHY CNT     12/27/99          8.00        .3500        2.80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00        .3500        2.45

NAS583-4         SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000212    04/09/99         17.00        .2500        4.25

NAS903-6         SCREW
                  ATG   FINISHED GOOD        AVG  EACH  000                                          200.00        .6500      130.00

                                                        100                                            3.00        .7000        2.10
                                                                                                 ----------               ----------
                                                                         ITEM NAS903-6 TOTAL:        203.00        .6507      132.10

NAS601-4         SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          1.00        .1100         .11

NAS6203-10       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          1.00        .5000         .50
                                                                         G001296     06/03/99        100.00        .2300       23.00
                                                                         PHY CNT     12/27/99          1.00        .5000         .50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        102.00        .2353       24.00

NAS6203-12       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          7.00        .5400        3.78

--------------------------------------------------------------------------------
                                                                       Page: 103

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
NAS6203-13D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001325     06/03/99          6.00       1.4500        8.70

NAS6203-15       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001047     06/11/99         28.00       1.0000       28.00

NAS6203-2        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001572     06/03/99         25.00        .0000         .00

NAS6203-21       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          2.00       1.1000        2.20

NAS6203-3        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          1.00        .5000         .50

NAS6203-5        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         76.00        .1500       11.40
                                                                         PHY CNT     12/27/99         94.00        .1500       14.10
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        170.00        .1500       25.50

NAS6203-5H       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         11.00        .1500        1.65

NAS6203-6        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         17.00        .1500        2.55

NAS6203-7        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         80.00        .1500       12.00
                                                                         PHY CNT     06/18/99          1.00        .1500         .15
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         81.00        .1500       12.15

NAS6203-7H       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         24.00        .1500        3.60

NAS6203-8        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98          7.00        .1500        1.05
                                                                         PHY CNT     06/18/99         15.00        .1500        2.25
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         22.00        .1500        3.30

NAS6203-9        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98         17.00        .1500        2.55

NAS6204-12       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000007    12/31/98         21.00        .6800       14.28

NAS6204-17       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98         12.00        .5000        6.00

NAS6204-22D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98          6.00        .8500        5.10
                                                                         G001334     06/03/99          5.00       3.0000       15.00
                                                                         PHY CNT     06/18/99          2.00        .8500        1.70
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         13.00      11.6769       21.80

NAS6204-23D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98          1.00       1.2500        1.25
                                                                         G001512     06/03/99         25.00       1.7500       43.75
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         26.00       1.7308       45.00

NAS6205-15D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001296     06/03/99         49.00       1.7500       85.75

NAS6205-16D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98          1.00       4.0000        4.00

NAS6205-19D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001512     06/03/99         23.00       3.0000       69.00

--------------------------------------------------------------------------------
                                                                       Page: 104

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
NAS6205-19D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00       2.5000        2.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         24.00       2.9792       71.50

NAS6205-34D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001334     06/03/99          2.00       8.0000       16.00

NAS6205-34DH     BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98          3.00       4.9100       14.73

NAS6603-8D       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98          1.00        .7500         .75

NAS66604-11X     BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98         22.00       1.8000       39.60
                                                                         PHY CNT     12/27/99          2.00       1.8000        3.60
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         24.00       1.8000       43.20

NAS6604-11Y      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98         32.00       1.8000       57.60

NAS6604-15X      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98          6.00       2.0000       12.00

NAS6604-15Y      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98          8.00       2.0000       16.00

NAS6604-7        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98         79.00        .3000       23.70

NAS6604-D18      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-      3.0000       3.00-
                                                                         PHY CNT     12/27/99          8.00        3.000       24.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00       3.0000       21.00

NAS6604-D7       BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00       2.5800        2.58

NAS6605-13D      BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              00000008    12/31/98          1.00       1.0000        1.00

NAS679-A04       NUT
                  ATG   FINISHED GOOD        AVG  EACH  000                                          200.00        .2200       44.00

                                                        100                                            1.00        .3000         .30
                                                                                                 ----------               ----------
                                                                         ITEM NAS679-A04 TOTAL:      201.00        .2204       44.30

NAS7103-4        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              G001333     06/03/99         63.00        .7000       44.10

NAS7104-2        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         34.00        .4500       15.30
                                                                         PHY CNT     06/18/99         26.00        .4500       11.70
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         60.00        .4500       27.00

NAS7403-1        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001572     06/03/99        100.00       2.5000      250.00
                                                                         PHY CNT     06/18/99         24.00       2.5000       60.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        124.00       2.5000      310.00

NAS7403-17       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001296     06/03/99         29.00       1.2500       36.25

NAS7403-2        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      5.00-       .3500       1.75-
                                                                         G001572     06/03/99        100.00        .3500       35.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         95.00        .3500       33.25

--------------------------------------------------------------------------------
                                                                       Page: 105

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
NAS7403-22       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       1.500       3.00-
                                                                         PHY CNT     12/27/99          3.00       1.5000        4.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          1.00       1.5000        1.50

NAS7403-3        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001572     06/03/99        100.00        .9500       95.00

NAS7403-4        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-       .4500        .45-
                                                                         G001572     06/03/99        100.00        .4500       45.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         99.00        .4500       44.55

NAS7403-5        SCREWS
                  BS    FINISHED GOOD        FIF  EACH  000              G0012961    06/03/99          8.00        .4500        3.60
                                                                         G001572     06/03/99        100.00        .4500       45.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        108.00        .4500       48.60

NAS7403-6        SCREWS
                  BS    FINISHED GOOD        FIF  EACH  000              G001572     06/03/99        100.00        .3680       36.80

NAS7403-8        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001296     06/03/99          3.00        .4000        1.20

NAS7404-3        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         11.00        .2900        3.19
                                                                         PHY CNT     12/27/99          1.00        .2900         .29
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         12.00        .2900        3.48

NAS7404-6        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         64.00        .3000       19.20
                                                                         PHY CNT     06/18/99         26.00        .3000        7.80
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         90.00        .3000       27.00

NAS7404-7        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         56.00        .3200       17.92
                                                                         PHY CNT     06/18/99          5.00        .3200        1.60
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         61.00        .3200       19.52

NAS7404-8        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         28.00        .3200        8.96
                                                                         PHY CNT     06/18/99         13.00        .3200        4.16
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         41.00        .3200       13.12

NAS7503-3        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                     19.00-      1.0000      19.00-

                                                        100              00000246    06/18/99         16.00       1.0000       16.00
                                                                                                 ----------               ----------
                                                                         ITEM NAS7503-3 TOTAL:         3.00-      1.0000       3.00-

NAS7503-5        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          8.00       1.0000        8.00

NAS7503-6        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      8.00-       .4500       3.60-

NAS7504-4        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         25.00        .3500        8.75
                                                                         PHY CNT     06/18/99          5.00        .3500        1.75
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         30.00        .3500       10.50

NAS7703-10       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00        .8000         .80

--------------------------------------------------------------------------------
                                                                       Page: 106

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
NAS7703-15       SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000212    04/09/99         38.00       2.2500       85.50

NAS7703-2        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              g001296     06/03/99         69.00        .6500       44.85

NAS7703-4        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         21.00        .3000        6.30
                                                                         00000212    04/09/99         90.00        .3000       27.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        111.00        .3000       33.30

NAS7703-5        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000212    04/09/99          2.00        .1200         .24
                                                                         PHY CNT     12/27/99          4.00        .3000        1.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00        .2400         144

NAS7703-6        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              G001296     06/03/99         92.00        .6500       59.80

NAS7703-9        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000212    04/09/99         95.00        .2500       23.75

NAS7704-4        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000212    04/09/99         31.00        .1900        5.89

NAS7704-7        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000212    04/09/99         17.00        .6800       11.56

NAS7704-8        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000212    04/09/99         19.00        .7500       14.25

NAS77A5-011P     BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.2000        1.20

NAS77A8-050P     BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.2000        1.20

NAS8100-5        SCREW
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

NAS8603-5        BOLT
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         50.00        .5000       25.00

NAS8604-4        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         96.00        .6000       57.60
                                                                         00000212    04/09/99        100.00        .2700       27.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        196.00        .4316       84.60

NAS8604-6        SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          8.00        .6000        4.80
                                                                         00000212    04/09/99         75.00        .2300       17.25
                                                                         PHY CNT     06/18/99         55.00        .6000       33.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        138.00        .3989       55.05

NAS8703U2        SCREWS
                  BS    FINISHED GOOD        FIF  EACH  000              00000274    08/23/99         90.00        .5500       49.50
                                                                         PHY CNT     12/27/99          3.00        .3500        1.65
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         93.00        .5500       51.15

NAS8703U3        SCREWS
                  BS    FINISHED GOOD        FIF  EACH  000              00000274    08/23/99         44.00        .8500       37.40

NAS8703U5        SCREWS
                  BS    FINISHED GOOD        FIF  EACH  000              00000274    08/23/99         95.00        .6500       61.75

NAS9302B4-03     RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         60.00        .0500        3.00

--------------------------------------------------------------------------------
                                                                       Page: 107

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
NAS9302B4-03     RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          9.00        .0500         .45
                                                                         PHY CNT     12/27/99          7.00        .0500         .35
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         76.00        .0500        3.80

NCB4-56-11-03-S  ELBOW
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.00      42.5000       85.00

NITRON 1         GLOVES, NITREL
                  CON   FINISHED GOOD        FIF  EACH  000              G001591     06/03/99      2,000.00        .0710      142.00

NL14174-24       BULB
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

NOZZLES          SEALANT NOZZLES
                  SMT   FINISHED GOOD        FIF  EACH  000              G001441     06/03/99         50.00        .9038       45.19

NY-24            CLAMPS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          7.00        .9300        6.51

OL6839           LIGHT BULB
                  BS    FINISHED GOOD        FIF  EACH  000              00000177    12/31/98         47.00       1.5000       70.50
                                                                         PHY CNT     06/18/99         41.00       1.5000       61.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         88.00       1.5000      132.00

P0201-105        LIFE VEST
                  GEN   FINISHED GOOD        FIF  EACH  000              G001522     06/03/99          6.00       6.5000       39.00
                                                                         PHY CNT     12/09/99          1.00       6.5000        6.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00       6.5000       45.50

PAP7518-18       MASKING PAPER 18inches
                  CON   FINISHED GOOD        FIF  EACH  000              G001066     03/15/99          2.00       9.2900       18.58
                                                                         G001150     03/15/99          2.00       9.2900       18.58
                                                                         G001184     03/15/99          4.00       9.2900       37.16
                                                                         G001309     03/15/99          4.00       9.2900       37.16
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         12.00       9.2900      111.48

PAP7518-36       MASKING PAPER 36inches
                  CON   FINISHED GOOD        FIF  EACH  000              G001066     03/15/99          4.00      18.5800       74.32
                                                                         G001150     03/15/99          1.00      18.5800       18.58
                                                                         G001184     03/15/99          1.00      18.5800       18.58
                                                                         G001309     03/15/99          2.00      18.5800       37.16
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          8.00      18.5800      148.64

PAT-212-2        QUAD BIT #2
                  SMT   FINISHED GOOD        FIF  EACH  000              G001489     06/03/99        100.00       1.2500      125.00

PAT-212-3        QUAD BIT #3
                  SMT   FINISHED GOOD        FIF  EACH  000              G001489     06/03/99        100.00       1.2500      125.00

PAT-212-4        QUAD BIT #4
                  SMT   FINISHED GOOD        FIF  EACH  000              G001489     06/03/99        100.00       1.2500      125.00

PAT-212-5        QUAD BIT #5
                  SMT   FINISHED GOOD        FIF  EACH  000              G001489     06/03/99        500.00       1.2500      625.00

PAT-212-6        QUAD BIT #6
                  SMT   FINISHED GOOD        FIF  EACH  000              G001489     06/03/99        500.00       1.2500      625.00

PAT-212A-1-4     QUAD BIT
                  SMT   FINISHED GOOD        FIF  EACH  000              G001489     06/03/99         25.00       1.8500       46.25

PAT-212A-8       QUAD BIT
                  SMT   FINISHED GOOD        FIF  EACH  000              G001489     06/03/99         25.00       1.8500       46.25

PAT-440-2        BIT, PHILLIPS (APEX) #2
                  SMT   FINISHED GOOD        FIF  EACH  000              G001032     06/11/99        100.00        .2700       27.00

--------------------------------------------------------------------------------
                                                                       Page: 108

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
PAT-440-3        BIT, PHILLIPS (APEX) #3
                  SMT   FINISHED GOOD        FIF  EACH  000              G001032     06/11/99        100.00        .2700       27.00

PAT-TW-3         TRI WING BIT #6
                  SMT   FINISHED GOOD        FIF  EACH  000              G001499     06/03/99         25.00       1.3500       33.75

PAT-TWE-4        TRING WING INSERT 5/16
                  SMT   FINISHED GOOD        FIF  EACH  000              G001129     03/15/99         25.00       2.2000       55.00

PAT-TWE-5        INSERT, TRI WING 5/16
                  SMT   FINISHED GOOD        FIF  EACH  000              G001129     03/15/99         25.00       2.2000       55.00

PAT-TWE-6        INSERT, TRI WING
                  SMT   FINISHED GOOD        FIF  EACH  000              G001129     03/15/99         25.00       2.2000       55.00

PE20001-04       PERMASWAGE
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00      24.1500       24.15

PE2020208        CONNECTOR
                  BS    FINISHED GOOD        FIF  EACH  000              00000230    12/31/98          1.00      35.1000       35.10

PE20211J-08      ELBOW ADAPTOR
                  BS    FINISHED GOOD        FIF  EACH  000              00000230    12/31/98          1.00      55.0000       55.00

PE202251-06      ELBOW 45 DEGREE
                  BS    FINISHED GOOD        FIF  EACH  000              00000230    12/31/98          1.00      39.6700       39.67
                                                                         PHY CNT     06/18/99          6.00      39.6700      238.02
                                                                         PHY CNT     12/27/99          3.00      39.6700      119.01
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         10.00      39.6700      396.70

PE20243W04       FITTING
                  BS    FINISHED GOOD        FIF  EACH  000              00000230    12/31/98          1.00       9.7500        9.75
                                                                         PHY CNT     06/18/99         27.00       9.7500      263.25
                                                                         PHY CNT     12/27/99          1.00       9.7500        9.75
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         29.00       9.7500      282.75

PE20311D04       ELBOWS
                  BS    FINISHED GOOD        FIF  EACH  000              00000230    12/31/98          1.00      78.0000       78.00
                                                                         PHY CNT     06/18/99         12.00      78.0000      936.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         13.00      78.0000    1,014.00

PE290520-0604    FITTING
                  BS    FINISHED GOOD        FIF  EACH  000              00000230    12/31/98          1.00     103.3800      103.38
                                                                         PHY CNT     06/18/99          1.00     103.3800      103.38
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.00     103.3800      206.76

PE29052DD0604    PERMASWAGE
                  GEN   FINISHED GOOD        STD  EACH  000                                           30.00        .0000         .00

PEERC0 321       ADHESIVE REMOVER
                  BS    FINISHED GOOD        FIF  EACH  000              G001431     06/03/99          4.00      49.8525      199.41
                                                                         G001542     06/03/99          4.00      45.5000      182.00
                                                                         G001359     07/31/99          1.00      45.5000       45.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          9.00      47.4344      426.91

PFSC35-38A       CAMLOCKS
                  BS    FINISHED GOOD        FIF  EACH  000              00000230    12/31/98          1.00       2.2500        2.25
                                                                         PHY CNT     06/18/99         29.00       2.2500       65.25
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         30.00       2.2500       67.50

P08173           AIR
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          7.00        .0000         .00

PP-020-020-030   FILTER
                  EQP   FINISHED GOOD        STD  EACH  000                                            6.00     141.0000      846.00

--------------------------------------------------------------------------------
                                                                       Page: 109

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
PR14228 1/2      SEALANT
                  CON   FINISHED GOOD        STD  EACH  000                                            1.00-     77.0100      77.01-

PR1422B1/2SK     MIL-S-8802, FUEL TANKS & CELLS
                  CON   FINISHED GOOD        FIF  EACH  000              G001064     03/15/99         55.00      18.6900    1,027.95
                                                                         G001438     06/03/99         48.00      17.9846      863.26
                                                                         G001601     06/03/99         96.00      12.4800    1,198.08
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        199.00      15.5241    3,089.29

PR1440B1/2PT     MIL-S8802, FUEL TANK & CELL
                  CON   FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .0000         .00

PT#467666        WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         23.00        .2500        5.75

PTT44            RIVET
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99          8.00        .1000         .80

PWC54201 REV. F  REAMER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001111     03/15/99          1.00     210.0000      210.00

QA03043          FILTER RQ 1742/001
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

QA03044          FILTER RQ 1751/001
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

QD1004-012       O RING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

QD1004-137       O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00       2.9500        5.90

QD1004-214       O RING
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00       1.0000        3.00

QD1010-024       O RING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00        .0000         .00

R9011-K14        PRIMER BASE, KIT
                  CON   FINISHED GOOD        FIF  EACH  000              G001584     06/03/99          1.00     310.5700      310.57

RB14D            TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      2.00-       .6900       1.38-

RC10516          TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              00000177    12/31/98         26.00       1.5000       39.00
                                                                         PHY CNT     06/18/99         44.00       1.5000       66.00
                                                                         PHY CNT     12/27/99          7.00       1.5000       10.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         77.00       1.5000      115.50

REDUCER          REDUCER, JET GLO MEDIUM
                  CON   FINISHED GOOD        FIF  GAL   000              G001167     03/15/99          2.00      25.2200       50.44

REMOVEALL10      CLEANER DEGREASER
                  CON   FINISHED GOOD        FIF  EACH  000              G001090     03/15/99         55.00       6.9500      382.25

REP3MR3FS464     BEARING
                  GEN   FINISHED GOOD        STD  GAL   000                                            1.00-       .0000         .00

REV. SERVICE     JETSTREAM REVISION SERVICE
                  OFF   FINISHED GOOD        FIF  GAL   000              G001117     03/15/99          1.00     751.0000      751.00

RFN1003/4CLEAR   TUBING
                  BS    FINISHED GOOD        FIF  GAL   200              00000294    01/17/00        450.00       1.0400      468.00

RG142            COAX CABLE
                  ATG   FINISHED GOOD        AVG  GAL   000                                        2,000.00        .8900    1,780.00

--------------------------------------------------------------------------------
                                                                       Page: 110

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
RG142            COAX CABLE
                  ATG   FINISHED GOOD        AVG  EACH  100                                        1,500.00        .8707    1,306.05
                                                                                                 ----------               ----------
                                                                         ITEM RG142 TOTAL:         3,500.00        .8817    3,086.05

RNF100 3/4CL     SLEEVE, MARKER
                  ATG   FINISHED GOOD        AVG  EACH  200                                           60.00       1.0400       62.40

RNF100/3         TUBING
                  ATG   FINISHED GOOD        AVG  EACH  200                                           60.00        .4200       25.20

RNF3000 12/4     HEAT SHRINK
                  ATG   FINISHED GOOD        FIF  EACH  200              00000244    12/31/98        421.00        .6500      273.65

RNF3000 9/3      HEAT SHRINK
                  ATG   FINISHED GOOD        FIF  EACH  200              00000244    12/31/98       1000.00        .6000       60.00
                                                                         00000292    01/17/00        240.00        .6000      144.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 200 TOTAL:        340.00        .6000      204.00

RNF300012/4      TUBING
                  BS    FINISHED GOOD        FIF  EACH  200              00000294    01/17/00        350.00        .4400      154.00

ROYCO 22         GREASE, MIL-81322E
                  CON   FINISHED GOOD        FIF  EACH  000              G001030     06/11/99         24.00       9.9500      238.80

ROYCO 27         GREASE, MIL-23827B
                  CON   FINISHED GOOD        FIF  EACH  000              G001030     06/11/99         24.00       7.5400      180.96

RSC 24X18X12     BOX, PACKING
                  OFF   FINISHED GOOD        FIF  EACH  000              G001162     03/15/99        100.00       2.0500      205.00

RT-375CL 1/2XSP  TUBING
                  ATG   FINISHED GOOD        AVG  EACH  200                                          300.00         .800      240.00

RT-375CLR1/2XSP  TUBING
                  BS    FINISHED GOOD        FIF  EACH  200              00000294    01/17/00        300.00         .800      240.00

RT102 3/8        TUBING
                  ATG   FINISHED GOOD        AVG  EACH  000                                            4.00       1.0200        4.08

                                                        200                                          200.00       1.0200      204.00
                                                                                                 ----------               ----------
                                                                         ITEM RT102 3/8 TOTAL:       204.00       1.0200      208.80

RV981-10         PULLING HEAD
                  SMT   FINISHED GOOD        FIF  EACH  000              G001402     06/03/99          1.00     455.8000      455.80

RVA704-A9        ADAPTER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001402     06/03/99          1.00      70.6000       70.60

RWR12            BEARING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

S0103R           SOLDER SLEEVES
                  ATG   FINISHED GOOD        AVFG EACH  100                                        2,000.00        .3700      740.00

S01057-8912      SOCKET
                  ATG   FINISHED GOOD        AVFG EACH  100                                           28.00        .0000         .00

S0207R           SOLDER SLEEVES
                  ATG   FINISHED GOOD        AVG  EACH  000              G001366     06/03/99         57.00        .5800       33.06

                                                        100              G001352     06/03/99        500.00        .5000      250.00
                                                                                                 ----------               ----------
                                                                         ITEM S0207R TOTAL:          557.00        .5082      283.06

S0208R           SOLDER SLEEVES
                  ATG   FINISHED GOOD        AVG  EACH  100                                        1,900.00        .5016      953.04

S1012-001        COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         25.00        .3500        8.75

--------------------------------------------------------------------------------
                                                                       Page: 111

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
S1012-001        COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          2.00        .3500         .70
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         27.00        .3500        9.45

S1012-4          RING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

S1014-001        PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000177    12/31/98          6.00       3.5000       21.00

S1019-002        PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000177    12/31/98        130.00       4.2300      549.90
                                                                         PHY CNT     12/27/99          3.00       4.2300       12.69
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        133.00       4.2300      562.59

S1063002         TERMINAL
                  BS    FINISHED GOOD        FIF  EACH  000              00000178    12/31/98          5.00       1.8000        9.00
                                                                         PHY CNT     06/18/99          4.00       1.8000        7.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          9.00       1.8000       16.20

S1093-1          PLASTIC
                  BS    FINISHED GOOD        FIF  EACH  000              G001185     03/15/99        255.00        .0600       15.30
                                                                         PHY CNT     06/18/99         19.00        .4500        8.55
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        274.00        .0870       23.85

S1115-32         STUD
                  BS    FINISHED GOOD        FIF  EACH  000              00000230    12/31/98          1.00       2.2000        2.20
                                                                         PHY CNT     06/18/99          3.00       2.2000        6.60
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          4.00       2.2000        8.80

S1450-6B14-010   WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          2.00        .2200         .44

S1628-027        RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .4300        1.72

S16403-3780S     SLEEVES
                  BS    FINISHED GOOD        FIF  EACH  000              00000178    12/31/98         16.00       1.5000       24.00
                                                                         PHY CNT     06/18/99         14.00       1.5000       21.00
                                                                         PHY CNT     12/27/99          2.00       1.5000        3.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         32.00       1.5000       48.00

S1680-0401-34    BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           31.00        .0000         .00

S1680-040-34-6   BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  200                                          106.00      14.3600    1,522.16

S1680-1305-34-6  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           10.00      16.3800      163.80

                                                        200                                           24.00      16.3800      393.12
                                                                                                 ----------               ----------
                                                                    ITEM S1680-1305-34-6 TOTAL:       34.00      16.3800      556.92

S1735-040R-34-   BACKSHELL
                  BS    FINISHED GOOD        FIF  EACH  200              00000292    01/17/00        100.00      17.5100    1,751.00

S17350404A-34-6  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           52.00      32.4500    1,687.40

S17350404R-34-6  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           52.00      17.5100      910.52

                                                        200                                         100.000      17.5100    1,751.00
                                                                                                 ----------               ----------
                                                                     ITEM S1735040R-34-6 TOTAL:      152.00      17.5100    2,661.52

--------------------------------------------------------------------------------
                                                                       Page: 112

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
S17350705A-34-6  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           25.00      32.4500      811.25

S17350705R-34-6  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           28.00      31.4000      879.20

                                                        200                                           43.00      31.4000    1,350.20
                                                                                                 ----------               ----------
                                                                    ITEM S17350705R-34-6 TOTAL:       71.00      31.4000    2,229.40

S1751007A-34-6   BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           20.00      35.6500      713.00

S17351308A-34-6  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           20.00      19.8100      396.20

                                                        200                                           83.00      19.8100    1,644.23
                                                                                                 ----------               ----------
                                                                     ITEM S1735108A-34-6 TOTAL:      103.00      19.8100    2,040.43

S17351308R-34-6  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           22.00      23.6500      520.30

                                                        200                                           12.00      23.6500      283.80
                                                                                                 ----------               ----------
                                                                     ITEM S1735108A-34-6 TOTAL:       34.00      23.6500      804.10

S2160-1          SWITCH
                  BS    FINISHED GOOD        FIF  EACH  000              00000178    12/31/98          8.00      35.0000      280.00

S2418-1          O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          3.00       1.3900        4.17

S2670-1          GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.0000        2.00

S2901R0705LNB03  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           46.00      38.0500    1,750.30

S2901S0705LN     BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  200                                           17.00      14.0200      238.34

S2901R0705LNB03  BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  100                                           80.00      14.9200    1,193.60

S2901S1004LN     BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  200                                            6.00      30.0500      180.30

S2901S1005LN     BACKSHELL
                  ATG   FINISHED GOOD        AVG  EACH  200                                           14.00      14.2600      199.64

S2L215           O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0000         .00

S2L219           O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00        .1500        1.50

S2L222           O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         17.00        .1500        2.55

S2L224           O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00       1.3900        8.34

S2L226           O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00        .1500        1.50

S2L230           O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00      11.8600       35.58

S2L250           O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0000         .00

--------------------------------------------------------------------------------
                                                                       Page: 113

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
S300-AIB0        CONNECTOR
                  BS    FINISHED GOOD        FIF  EACH  000              00000178    12/31/98          3.00      17.8900       53.67

S3001            EPOXY PRIMER, CONVERTER
                  CON   FINISHED GOOD        FIF  EACH  000              G001125     03/15/99          2.00      39.3700       78.74
                                                                         G001409     06/03/99          3.00      39.3700      118.11
                                                                         G001584     06/03/99          2.00      33.1600       66.32
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00      37.5957      263.17

S307UD18         PACKER
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00       1.0000        3.00

S5017-07ELP007   BUSHING
                  GEN   FINISHED GOOD        FIF  EACH  000              00000287    12/10/99          1.00       2.0000        2.00

S5202-003-SN     CONNECTOR
                  BS    FINISHED GOOD        FIF  EACH  000              00000178    12/31/98          1.00      45.0000       45.00
                                                                         00000179    12/31/98          2.00       1.0000        2.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00      15.6667       47.00

S55CD12          CESSNA LIBRARY
                  OFF   FINISHED GOOD        FIF  EACH  000              G001033     06/11/99          1.00   1,300.0000    1,300.00

S703-1000-00     PAU
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00     750.0000      750.00

S762-1           GASKET
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       1.0000        1.00

S773-126         HOSE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

S8157AE74-50     WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          1.00        .6400         .64

S8990-603        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00        .0000         .00

S8990-604        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         14.00        .1700        2.38

S9001            EPOXY PRIMER
                  CON   FINISHED GOOD        FIF  EACH  000              G001125     03/15/99          2.00      64.4900      128.98
                                                                         G001409     06/03/99          3.00      64.4900      193.47
                                                                         G001584     06/03/99          2.00      54.3100      108.62
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00      61.5814      431.07

S9412-010        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .5400        2.70

S9412-012        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .6200        1.86

S9412-013        GASKET
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .3500         .35

S9412-014        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          3.00        .4000        1.20

S9412-021        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00       1.0400        5.20

S9412-028        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .0000         .00

S9412-139        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         11.00        .0000         .00

--------------------------------------------------------------------------------
                                                                       Page: 114

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
S9412-554        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00       1.6900        8.45

S9412-555        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         10.00        .4000        4.00

S9412-556        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00       2.9200       14.60

S9412-558        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .0000         .00

S9413-010        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         34.00        .3800       12.92

S9413-011        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          9.00       1.6800       15.12

S9413-012        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              G001142     03/15/99          8.00        .1800        1.44
                                                                         PHY CNT     06/18/99          6.00        .1800        1.08
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         14.00        .1800        2.52

S9413-013        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              00000252    12/31/98          1.00        .0000         .00

S9413-020        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .2900        1.45

S9413-021        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .0000         .00

S9413-022        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .2200        1.10

S9413-037        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .9000        4.50

S9413-110        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .0000         .00

S9413-119        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .0000         .00

S9413-154        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .0000         .00

S9413-212        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .2500        1.50

S9413-214        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         17.00        .7700       13.09

S9413-226        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .9200        4.60

S9413-227        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .0000         .00

S9413-552        O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          5.00        .2000        1.00
                                                                         PHY CNT     12/27/99          5.00        .2000        1.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         11.00        .2000        2.20

S9413-558        PACKING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          4.00        .2300         .92

SAAB340-24-023-  SHRINK TUBE
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00        .0000         .00

--------------------------------------------------------------------------------
                                                                       Page: 115

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
SAAB340-24-024-  KIT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

SAAB340-24-049-  KIT-NEW DE-ICE TUBE
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00        .0000         .00

SAAB340-30-079-  KIT-WINDSHIELD WIPER, LOW SPEE
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

SAAB340-34-069-  KIT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

SAAB340-57-027-  KIT
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

SCOTCH 70        TAPE, SELF FUSING SILICONE RUB
                  CON   FINISHED GOOD        FIF  EACH  000              G001067     03/15/99          2.00      33.0600       66.12

SD3-23-0626      BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00        .3500         .70

SD3-45-5854      BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00        .3500         .35

SE2100042502P1S  CRIMP RING, Y30 04 ENTRY
                  ATG   FINISHED GOOD        AVG  EACH  200                                           49.00        .9200       45.08

SE2100046002P1S  CRIMP RING, Y30 04 ENTRY
                  ATG   FINISHED GOOD        AVG  EACH  200                                          120.00        .9600      115.20

SE2100068802P1S  CRIMP RINGS, Y-30 04 ENTRY
                  ATG   FINISHED GOOD        AVG  EACH  200                                          150.00        .9600      144.00

SFSW10F12DLO9GY  SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000211    04/09/99         98.00        .5500       53.90

SL5142-3         CLAMP
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          1.00        .3100         .31

SN-10            NUTS, TINNERMAN
                  BS    FINISHED GOOD        FIF  EACH  000              00000210    12/31/98         19.00        .2500        4.75

SN-8             NUT, TINNERMAN
                  BS    FINISHED GOOD        FIF  EACH  000              00000210    12/31/98          6.00        .1700        1.02
                                                                         PHY CNT     12/27/99         93.00        .1700       15.81
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         99.00        .1700       16.83

SP113C5          SHEAR PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000230    12/31/98          1.00       1.3600        1.36
                                                                         PHY CNT     06/18/99          1.00       1.3600        1.36
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.00       1.3600        2.72

SP122Q           WASHERS
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00-       .0000         .00

SP124D           WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99         53.00        .0600        3.18

SP124G           WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         18.00        .0800        1.44

SP125C           WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          1.00        .0800         .08

SP125E           WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          1.00        .0500         .05

SP126E           WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         23.00        .8600       19.78
                                                                         00000260    07/08/99         20.00        .8600       17.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         43.00        .8600       36.98

--------------------------------------------------------------------------------
                                                                       Page: 116

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
SP126G           WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98          6.00        .0600         .36
                                                                         PHY CNT     12/27/99          1.00        .0600         .06
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00        .0600         .42

SP127E           WASHER
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00        .0000         .00

SP47B            WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              00000183    12/31/98         20.00        .4200        8.40

SP58D            WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              OVERDIST                      1.00-      8.5800       8.58-

SP90C4           COTTER PIN
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/99          1.00        .1100         .11

SP90E9           COTTER PIN
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         37.00       1.5000       55.50

SP90H-14         COTTER PINS
                  BS    FINISHED GOOD        FIF  EACH  000              00000253    12/31/98        112.00        .0000         .00
                                                                         PHY CNT     12/27/99         47.00        .0000         .00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:        159.00        .0000         .00

SP90H14          COTTER PINS
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00-      1.1730       2.35-

SP93-808         O RING
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          6.00        .3800        2.28

ST1627-1         CIRCLIP
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00       5.5000        5.50

ST1628-1         BUSHING
                  GEN   FINISHED GOOD        STD  EACH  000                                            1.00      25.0000       25.00

ST3033-018       STUD
                  GEN   FINISHED GOOD        STD  EACH  000                                            2.00       1.6100        3.22

STA5010          RAZOR BLADES
                  CON   FINISHED GOOD        FIF  EACH  000              G001077     03/15/99          1.00       3.6900        3.69
                                                                         G001108     03/15/99          4.00       3.6900       14.76
                                                                         G001194     03/15/99          1.00       3.6900        3.69
                                                                         G001309     07/31/99          1.00       3.6900        3.69
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          7.00       3.6900       25.83

SUR6604          GLOVES, THIXTER XLG
                  CON   FINISHED GOOD        FIF  EACH  000              G001077     03/15/99          2.00      14.7900       29.58
                                                                         G001120     03/15/99          2.00      14.7900       29.58
                                                                         G001127     03/15/99          4.00      14.7900       59.16
                                                                         G001160     03/15/99         10.00      14.7900      147.90
                                                                         G001184     03/15/99          5.00      14.7900       73.95
                                                                         G001194     03/15/99          3.00      14.7900       44.37
                                                                         G001309     07/31/99          1.00      14.7900       14.79
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         27.00      14.7900      399.33

SUR6804          COVERALLS
                  CON   FINISHED GOOD        FIF  EACH  000              G001068     03/15/99          3.00       9.2400       27.72
                                                                         G001077     03/15/99          3.00       9.2400       27.72
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          6.00       9.2400       55.44

SV35A            STRIPPER
                  CON   FINISHED GOOD        FIF  EACH  000              G001088     03/15/99          1.00     962.5000      962.50
                                                                         G001126     03/15/99          1.00     962.5000      962.50
                                                                         G001593     06/03/99          1.00     962.5000      962.50
                                                                         G001205     06/28/99          1.00     962.5000      962.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          4.00       9.2400    3,850.00

--------------------------------------------------------------------------------
                                                                       Page: 117

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
T0006            REDUCER
                  CON   FINISHED GOOD        FIF  EACH  000              G001584     06/03/99          2.00      19.9500       39.90

T3360021         TUBING
                  GEN   FINISHED GOOD        STD  EACH  000                                            3.00-      4.5000      13.50-

T632R8           SCREW
                  BS    FINISHED GOOD        FIF  EACH  000              00000212    04/09/99         23.00        .1000        2.30

TA-10000         PAINT, MED. GRAY
                  CON   FINISHED GOOD        FIF  EACH  000              G001165     03/15/99          1.00      29.0000       29.00

TA03M09NB07      GROMMET, YELLOW
                  ATG   FINISHED GOOD        AVG  EACH  100                                           50.00       3.8500      192.50

                                                        200                                          118.00       3.8500      454.30
                                                                                                 ----------               ----------
                                                                        ITEM TA03M09NB07 TOTAL:      168.00       3.8500      646.80

TB-10127         PAINT, SILVERWOOD BLUE
                  CON   FINISHED GOOD        FIF  EACH  000              G001165     03/15/99          1.00      32.0000       32.00

TMS-SCE 1/2X2    SLEEVE, MARKER
                  ATG   FINISHED GOOD        AVG  EACH  200                                          530.00        .9400      498.20

TMS-SCE 1/8X2    SLEEVE, MARKER
                  ATG   FINISHED GOOD        AVG  EACH  200                                          250.00        .3800       95.00

TMS-SCE 3/8X2    SLEEVE, MARKER
                  ATG   FINISHED GOOD        AVG  EACH  200                                          750.00        .8100      607.50

TMS-SCE1/2X2.00  TUBING
                  BS    FINISHED GOOD        FIF  EACH  000              00000294    01/17/00        280.00        .9400      263.20

TMS-SCE1/8X2.00  TUBING
                  BS    FINISHED GOOD        FIF  EACH  000              00000294    01/17/00        250.00        .3800       95.00

TMS-SCE3/8X2.00  TUBING
                  BS    FINISHED GOOD        FIF  EACH  000              00000294    01/17/00        200.00        .8100      162.00

TOOO3            REDUCER
                  CON   FINISHED GOOD        FIF  EACH  000              G001118     03/15/99          1.00      25.1600       25.16
                                                                         G001131     03/15/99          3.00      25.1600       75.48
                                                                         G001278     06/03/99          4.00      30.4600      121.84
                                                                         G001284     06/03/99          2.00      33.3700       66.74
                                                                         G001399     06/03/99          3.00      25.4300       76.29
                                                                         G001409     06/03/99          4.00      25.4300      101.72
                                                                         G001530     06/03/99          4.00     34.43.00      137.72
                                                                         G001204     06/28/99          4.00      25.1600      100.64
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         25.00      28.2236      705.59

TOOO5            REDUCER
                  CON   FINISHED GOOD        FIF  EACH  000              G001118     03/15/99          1.00      32.8500       32.85
                                                                         G001131     03/15/99          2.00      32.8500       65.70
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          3.00      32.8500       98.55

TOU915894        PROTRACTOR, FOUR BAR
                  EQP   FINISHED GOOD        STD  EACH  000                                            1.00        .0000         .00

TP-10081         PAINT, MED GRAY
                  CON   FINISHED GOOD        FIF  EACH  000              G001467     06/03/99          1.00      54.5400       54.54

TP347            ANGLE ATTACHMENT
                  SMT   FINISHED GOOD        FIF  EACH  000              G001098     03/15/99          1.00     275.0000      275.00

TPSEL-1.8        NO-MAR FASTENER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001513     06/03/99         50.00       1.6500       82.50

TPSEL-3.32       NO-MAR FASTENER
                  SMT   FINISHED GOOD        FIF  EACH  000              G001513     06/03/99         50.00       1.9500       97.50

--------------------------------------------------------------------------------
                                                                       Page: 118

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
TR04A1           TINEL RINGS
                  BS    FINISHED GOOD        FIF  EACH  200              00000292    01/17/00         29.00      16.2000      469.80

TR04B1           TINEL RINGS
                  BS    FINISHED GOOD        FIF  EACH  200              00000292    01/17/00         56.00      19.5500    1,094.80

TR05A1           TINEL RINGS
                  BS    FINISHED GOOD        FIF  EACH  200              00000292    01/17/00          9.00      16.4000      147.60

TR07A1           TINEL RINGS
                  ATG   FINISHED GOOD        AVG  EACH  100                                            9.00      16.6500      149.85

TR07A1           TINEL RINGS
                  BS    FINISHED GOOD        FIF  EACH  200              00000292    01/17/00          5.00      16.6500       83.25
                                                                         00000293    01/17/00         57.00      16.6500      949.05
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         62.00      16.6500    1,032.30

TR08A1           TINEL RING
                  ATG   FINISHED GOOD        AVG  EACH  100                                            2.00      16.0000       32.00

TR08A1           TINEL RINGS
                  BS    FINISHED GOOD        FIF  EACH  200              00000293    01/17/00         56.00      13.4800      754.88

TRO4A1           TINEL RING
                  ATG   FINISHED GOOD        AVG  EACH  200                                           45.00      16.3000      729.00

TRO4B1           TINEL RING
                  ATG   FINISHED GOOD        AVG  EACH  100                                           38.00      23.2000      881.60

                                                        200                                           47.00      19.5500      918.85
                                                                                                 ----------               ----------
                                                                         ITEM TRO4B1 TOTAL:           85.00      21.1818    1,800.45

TRO5A1           TINEL RING
                  ATG   FINISHED GOOD        AVG  EACH  200                                           10.00      16.4000      164.00

TRO7A1           TINEL RING
                  ATG   FINISHED GOOD        AVG  EACH  200                                           57.00      16.6500      949.05

TRO8A1           TINEL RING
                  ATG   FINISHED GOOD        AVG  EACH  200                                           56.00      13.4800      754.88

TW-1             TRI WING BIT #1
                  CON   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99         49.00       1.3500       66.15
                                                                         00000258    07/08/99         10.00       1.3500       13.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         59.00       1.3500       79.65

TW-2             TRI-WING BIT #2
                  CON   FINISHED GOOD        FIF  EACH  000              00000258    07/08/99         10.00       1.3500       13.50

TW-3             TRI WING 3
                  CON   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99         49.00       1.3500       66.15
                                                                         00000258    07/08/99         10.00       1.3500       13.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         59.00       1.3500       79.65

TW-4             TRI WING 4
                  CON   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99         49.00       1.3500       66.15
                                                                         00000258    07/08/99         10.00       1.3500       13.50
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         59.00       1.3500       79.65

TW-5             TRI WING #5
                  CON   FINISHED GOOD        FIF  EACH  000              G001288     06/03/99         48.00       1.3500       64.80
                                                                         00000258    07/08/99          1.35       1.3499        1.82
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         49.35       1.3499       66.62

UB2586           PAINT, DISCOVERY WHITE
                  CON   FINISHED GOOD        FIF  EACH  000              G001165     03/15/99          1.00      26.0000       26.00

--------------------------------------------------------------------------------
                                                                       Page: 119

                                                                  FLIGHT SYSTEMS
--------------------------------------------------------------------------------
INVENTORY VALUATION REPORT
                                                           SORTED BY ITEM NUMBER
--------------------------------------------------------------------------------

                 DESCRIPTION/                                   LOT/
                 PROD                                          SERIAL    RECEIPT     RECEIPT       QUANTITY         UNIT   INVENTORY
ITEM NUMBER      LN     PROD TYP             VAL  U/M   WHSE     NO      NUMBER      DATE           ON HAND         COST       VALUE
UB2586           PAINT, DISCOVERY WHITE
                  CON   FINISHED GOOD        FIF  EACH  000              G001467     03/15/99          1.00      63.9600       63.96
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          2.00      44.9800       89.96

VL-10370         STUD
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99         22.00       1.3000       28.60

VNS192CA31-10    STUD
                  ATG   FINISHED GOOD        AVG  EACH  000                                           10.00       7.2000       72.00

                                                        100                                           60.00       3.8000      228.00
                                                                                                 ----------               ----------
                                                                      ITEM VNS192CA31-10 TOTAL:       70.00       4.2857      300.00

VSF1015-4        CONICAL SEALS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/99          2.00        .3000         .60

VSF1015-6        CONICAL SEALS
                  BS    FINISHED GOOD        FIF  EACH  000              00000230    12/31/98          1.00        .3000         .30
                                                                         PHY CNT     06/18/99         21.00        .3000        6.30
                                                                         PHY CNT     12/27/99          1.00        .3000         .30
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         23.00        .3000        6.90

VSF1015-7        CONICAL SEALS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/98         17.00        .3000        5.10

VSF1015-8        CONICAL SEALS
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     06/18/98         13.00        .3000        3.90
                                                                         PHY CNT     12/27/99          4.00        .3000        1.20
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:         17.00        .3000        5.10

WC-6             WASHER
                  BS    FINISHED GOOD        FIF  EACH  000              PHY CNT     12/27/98         91.00        .2500       22.75

WIRE .32         WIRE, INCONNEL
                  SMT   FINISHED GOOD        FIF  EACH  000              G001465     06/03/99          2.00      25.0000       50.00

WP-763           PAINT, GOLD
                  CON   FINISHED GOOD        FIF  EACH  000              G001167     03/15/99          1.00      74.0000       74.00

X KIT            BILLABLE CONSUMABLES
                  CON   KIT                  AVG  EACH  000                                            5.00        .0000         .00

X1567-2          WING WALK
                  CON   FINISHED GOOD        FIF  EACH  000              G001365     06/03/99          1.00      31.9900       31.99

X47              SEAL
                  GEN   FINISHED GOOD        STD  EACH  000                                            4.00        .0000         .00

Y30SE2100053102  RING
                  ATG   FINISHED GOOD        AVG  EACH  100                                           29.00       1.0200       29.58

YHMM16-5DB8      PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000179    12/31/98          5.00       1.0000        5.00

YHMM22-2DB8      PIN
                  BS    FINISHED GOOD        FIF  EACH  000              00000180    12/31/98          7.00       1.0000        7.00
                                                                         PHY CNT     06/18/99          1.00       1.0000        1.00
                                                                                                 ----------               ----------
                                                                         WAREHOUSE 000 TOTAL:          8.00       1.0000        8.00
                                                                                                                          ----------
                                                                         REPORT TOTAL:                                    469,954.05
                                                                                                                          ----------
                                                                                                                          ----------

--------------------------------------------------------------------------------
                                                                       Page: 120

                                 SCHEDULE 3.2.C

STATE OF SOUTH CAROLINA )
                        )     ORDINANCE NUMBER ____
COUNTY OF HORRY         )

AN ORDINANCE AUTHORIZING AND DIRECTING THE CHAIRMAN OF HORRY COUNTY COUNCIL TO EXECUTE A LEASE AMENDING AND RESTATING THE TERMS OF A LEASE OF PROPERTY LOCATED AT THE MYRTLE BEACH INTERNATIONAL AIRPORT.

         WHEREAS, Flight International, Inc. ("FI") has made arrangements to acquire the stock of Flight Systems, Inc. ("FSI"); and

         WHEREAS, the Secretary of the United States Air Force has leased certain buildings to Lessor (hereinafter referred to as the "Air Force Lease"); and

         WHEREAS, Horry County has the right to lease certain property at the Myrtle Beach International Airport to FI; and

         WHEREAS, by that certain Lease Agreement dated November 14, 1995, Flight Systems, Inc. ("FSI"), leased from Horry County Hangar 352 East for a term commencing November 1, 1995 and ending October 31, 2000, with 3 five year options; and

         WHEREAS, by that certain First Amendment to Lease Agreement dated January 26, 1996, FSI leased from Horry County Hangar 358 for a term ending October 31, 2000, with 3 five year options; and

         WHEREAS, said Lease Agreement was further amended by that certain Second Amendment to Lease Agreement dated November 1, 1997; and

         WHEREAS, by that certain Lease Agreement dated June 1, 1998, FSI leased from Horry County Hangar 355 for a term commencing June 15, 1998, and ending September 15, 1998, and currently being rented on a month-to-month basis by FSI; and

         WHEREAS, FI wishes to acquire the right to lease additional property at Myrtle Beach International Airport, including Hangar 359 for a paint facility, under the terms and conditions therein as well as additional associated properties; and

         WHEREAS, FI has requested certain other amendments to the referenced Lease Agreement, including an extension of certain renewal options; and

         WHEREAS, the parties with to amend, restate, and consolidate the referenced Lease Agreements and amendments thereto into a consolidated agreement replacing all prior agreements; and

NOW, THEREFORE, PURSUANT TO THE AUTHORITY GRANTED BY THE CONSTITUTION AND THE GENERAL ASSEMBLY OF THE STATE OF SOUTH CAROLINA, BE IT ENACTED BY THE COUNTY COUNCIL FOR HORRY COUNTY.

SECTION 1.

         The Horry County Council Chairman, for and on behalf of Horry County, is hereby authorized and directed to execute the below described lease, in substantially the form attached hereto.

               That certain lease of real property located at Myrtle Beach International Airport to Flight International, Incorporated, for Hangars 352 East, 355, 358 and 359, Building No. 357 and related property thereto.

SECTION 2. SEVERABILITY.

         If any section, subsection, or clause of this ordinance shall be deemed to be unconstitutional or otherwise invalid, the validity of the remaining sections, subsections and clauses shall not be affected thereby.

SECTION 3. CONFLICTING ORDINANCES REPEALED.

         All ordinances or parts of ordinances in conflict with the provisions of this ordinance are hereby repealed.

SECTION 4. EFFECTIVE DATE.

         This ordinance shall be effective upon third reading.

ADOPTED AND APPROVED by the governing body this the ____ day of ________, 1999.

FIRST READING  ________________

SECOND READING ________________

THIRD READING  ________________

ATTEST:

_______________________________
Amelia Snipes, Interim Clerk to
Council

                                        3